As filed with the U.S. Securities and Exchange Commission on July 25, 2025
Securities Act File No. 002‑96408
Investment Company Act File No. 811-04254

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	[ X ]
Pre‑Effective Amendment No.	[ ]
Post-Effective Amendment No. 411	[ X ]
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 412

Legg Mason Partners Income Trust*
(Exact Name of Registrant as Specified in Charter)
One Madison Avenue
New York, NY 10010
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 877‑6LM‑FUND/656‑3863

Name and address of agent for service:	Copy to:

Marc De Oliveira	Bryan Chegwidden, Esq.	Adam M. Schlichtmann, Esq.
Franklin Templeton	Ropes & Gray LLP	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas	Prudential Tower, 800 Boylston Street
Stamford, Connecticut 06902	New York, New York 10036	Boston, Massachusetts 02199
Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 1, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*
This filing relates solely to Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund.

WESTERN ASSET
INTERMEDIATE-TERM
MUNICIPALS FUND

Prospectus	August 1, 2025

Share class (Symbol): A (SBLTX), C (SMLLX), FI (—), I (SBTYX), IS (SMLSX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 89 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.35	0.35	0.35	0.35	0.35
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses
Interest and related expenses	0.07	0.07	0.07	0.07	0.07
Remainder of other expenses	0.10	0.09	0.23[6]	0.12	0.03
Total other expenses	0.17	0.16	0.30	0.19	0.10
Total annual fund operating expenses	0.67	1.26	0.90	0.54	0.45
Fees waived and/or expenses reimbursed[7]	—	—	(0.03)	(0.04)	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.67	1.26	0.87[8]	0.50[8]	0.45[8]

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

2	Western Asset Intermediate-Term Municipals Fund

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% Class C shares, 0.80% for Class FI shares, 0.43% for Class I shares and 0.40% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for Class FI, Class I and Class IS as a result of interest expense.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	292	435	590	1,041
Class C (with or without redemption at end of period)	128	399	691	1,359
Class FI (with or without redemption at end of period)	89	285	497	1,107
Class I (with or without redemption at end of period)	51	169	298	674
Class IS (with or without redemption at end of period)	46	144	252	567
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund may invest in securities of any maturity. The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-

Western Asset Intermediate-Term Municipals Fund	3

backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities

4	Western Asset Intermediate-Term Municipals Fund

or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the

Western Asset Intermediate-Term Municipals Fund	5

proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

6	Western Asset Intermediate-Term Municipals Fund

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate-Term Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 6.18 Worst Quarter (03/31/2022): (5.21)
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2025, was (0.07)

Average annual total returns (%)
(for periods ended December 31, 2024)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(0.37)	0.75	1.67
Return after taxes on distributions	(0.37)	0.75	1.67
Return after taxes on distributions and sale of fund shares	1.01	1.16	1.92

Other Classes (Return before taxes only)
Class C	1.31	0.62	1.30
Class I	2.25	1.38	2.06
Class IS	2.14	1.40	N/A	2.30	09/18/2018
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	1.05	0.99	2.25
Bloomberg Municipal 1-15 Year Bond Index (reflects no deduction for fees, expenses or taxes)[2]	0.88	1.08	2.04

[1]	For Class IS shares, for the period from the class’ inception date to December 31, 2024, the average annual total return of the Bloomberg Municipal Bond Index was 2.24%.
[2]	For Class IS shares, for the period from the class’ inception date to December 31, 2024, the average annual total return of the Bloomberg Municipal 1-15 Year Bond Index was 2.14%.
No one index is representative of the fund’s portfolio.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

8	Western Asset Intermediate-Term Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer	2024
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024
Robert E. Amodeo	Head of Municipals	2007
David T. Fare	Portfolio Manager	2004
John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877- 6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset Intermediate-Term Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate-Term Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Municipal securities
Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income tax. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the U.S. federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income tax.
Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by

Western Asset Intermediate-Term Municipals Fund	11

the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

12	Western Asset Intermediate-Term Municipals Fund

Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

Western Asset Intermediate-Term Municipals Fund	13

of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or

14	Western Asset Intermediate-Term Municipals Fund

other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market.
•
Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk.

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values.
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to

Western Asset Intermediate-Term Municipals Fund	15

other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

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Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

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Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.

18	Western Asset Intermediate-Term Municipals Fund

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

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Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Industrial development bonds risk. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the AMT.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income tax. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax, and distributions of any capital gains generally will be subject to regular U.S. federal income tax. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

20	Western Asset Intermediate-Term Municipals Fund

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Western Asset Intermediate-Term Municipals Fund	21

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month-end.

22	Western Asset Intermediate-Term Municipals Fund

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of March 31, 2025, FTFA’s total assets under management were approximately $151.85 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $248.24 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.54 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.35% of its average daily net assets.
For the fiscal year ended March 31, 2025, the fund paid FTFA an effective management fee of 0.33% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N-CSR for the period ended September 30, 2024.

Western Asset Intermediate-Term Municipals Fund	23

Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% Class C shares, 0.80% for Class FI shares, 0.43% for Class I shares and 0.40% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2026, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Intermediate-Term Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Western Asset Intermediate-Term Municipals Fund	25

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee-based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee-based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.

26	Western Asset Intermediate-Term Municipals Fund

The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS

Individual Investors	✓	✓		✓[2,3]	✓[2]

Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]

Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Intermediate-Term Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;

28	Western Asset Intermediate-Term Municipals Fund

•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

Western Asset Intermediate-Term Municipals Fund	29

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges — Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;
2.	On shares representing reinvested distributions and dividends; and
3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

30	Western Asset Intermediate-Term Municipals Fund

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;
2.	For involuntary redemptions of small account balances;
3.	For 12 months following the death or disability of a shareholder;
4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and
5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Intermediate-Term Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset Intermediate-Term Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Intermediate-Term Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Intermediate-Term Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Intermediate-Term Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset Intermediate-Term Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.
Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Western Asset Intermediate-Term Municipals Fund	39

Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.

40	Western Asset Intermediate-Term Municipals Fund

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Intermediate-Term Municipals Fund	41

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non-U.S. or non-income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non-U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your

42	Western Asset Intermediate-Term Municipals Fund

investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

Western Asset Intermediate-Term Municipals Fund	43

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

44	Western Asset Intermediate-Term Municipals Fund

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended March 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended March 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005829/lmpit-efp15751_ncsr.htm).
Western Asset Intermediate-Term Municipals Fund—Class A Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$6.07	$6.04	$6.19	$6.52	$6.21
Income (loss) from operations:
Net investment income	0.19	0.18	0.15	0.13	0.16
Net realized and unrealized gain (loss)	(0.09)	0.03	(0.15)	(0.33)	0.31
Total income (loss) from operations	0.10	0.21	0.00 [2]	(0.20)	0.47

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.15)	(0.13)	(0.16)
Total distributions	(0.19)	(0.18)	(0.15)	(0.13)	(0.16)

Net asset value, end of year	$5.98	$6.07	$6.04	$6.19	$6.52
Total return[3]	1.62%	3.52%	0.04%	(3.20)%	7.57%

Net assets, end of year (millions)	$735	$790	$783	$706	$700

Ratios to average net assets:
Gross expenses	0.67%	0.64%	0.61%	0.59%	0.59%
Net expenses[4]	0.67	0.64	0.61	0.59	0.59 [5]
Net investment income	3.13	2.98	2.52	1.95	2.45
Portfolio turnover rate	10%	17%	25%	15%	16%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent.

5.	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate-Term Municipals Fund	45

Western Asset Intermediate-Term Municipals Fund—Class C Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$6.08	$6.05	$6.20	$6.53	$6.22

Income (loss) from operations:
Net investment income	0.15	0.14	0.11	0.09	0.12
Net realized and unrealized gain (loss)	(0.08)	0.03	(0.15)	(0.33)	0.31
Total income (loss) from operations	0.07	0.17	(0.04)	(0.24)	0.43

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.11)	(0.09)	(0.12)
Total distributions	(0.15)	(0.14)	(0.11)	(0.09)	(0.12)

Net asset value, end of year	$6.00	$6.08	$6.05	$6.20	$6.53
Total return[2]	1.19%	2.90%	(0.56)%	(3.76)%	6.93%

Net assets, end of year (000s)	$33,350	$50,229	$75,353	$113,642	$166,814

Ratios to average net assets:
Gross expenses	1.26%	1.25%	1.21%	1.18%	1.18%
Net expenses[3]	1.26	1.25	1.21	1.18	1.18 [4]
Net investment income	2.53	2.37	1.87	1.37	1.87
Portfolio turnover rate	10%	17%	25%	15%	16%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent.

4.	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund—Class I Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$6.07	$6.04	$6.19	$6.52	$6.21

Income (loss) from operations:
Net investment income	0.20	0.19	0.16	0.14	0.17
Net realized and unrealized gain (loss)	(0.09)	0.03	(0.15)	(0.33)	0.31
Total income (loss) from operations	0.11	0.22	0.01	(0.19)	0.48

Less distributions from:
Net investment income	(0.20)	(0.19)	(0.16)	(0.14)	(0.17)
Total distributions	(0.20)	(0.19)	(0.16)	(0.14)	(0.17)

Net asset value, end of year	$5.98	$6.07	$6.04	$6.19	$6.52
Total return[2]	1.79%	3.68%	0.20%	(3.05)%	7.76%

Net assets, end of year (millions)	$881	$1,134	$1,151	$1,335	$1,416

Ratios to average net assets:
Gross expenses	0.54%	0.53%	0.49%	0.46%	0.45%
Net expenses[3,4]	0.50	0.49	0.45	0.43	0.43
Net investment income	3.29	3.13	2.65	2.11	2.61
Portfolio turnover rate	10%	17%	25%	15%	16%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.43%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent.

4.	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate-Term Municipals Fund	47

Western Asset Intermediate-Term Municipals Fund—Class IS Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$6.07	$6.04	$6.20	$6.52	$6.21

Income (loss) from operations:
Net investment income	0.20	0.19	0.16	0.14	0.17
Net realized and unrealized gain (loss)	(0.08)	0.03	(0.16)	(0.32)	0.31
Total income (loss) from operations	0.12	0.22	0.00 [2]	(0.18)	0.48

Less distributions from:
Net investment income	(0.20)	(0.19)	(0.16)	(0.14)	(0.17)
Total distributions	(0.20)	(0.19)	(0.16)	(0.14)	(0.17)

Net asset value, end of year	$5.99	$6.07	$6.04	$6.20	$6.52
Total return[3]	2.01%	3.74%	0.09%	(2.83)%	7.81%

Net assets, end of year (millions)	$239	$505	$601	$707	$386

Ratios to average net assets:
Gross expenses	0.45%	0.43%	0.40%	0.37%	0.37%
Net expenses[4]	0.45 [5]	0.43	0.40	0.37	0.37 [5]
Net investment income	3.34	3.19	2.70	2.16	2.66
Portfolio turnover rate	10%	17%	25%	15%	16%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent.

5.	Reflects fee waivers and/or expense reimbursements.

48	Western Asset Intermediate-Term Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Western Asset Intermediate-Term Municipals Fund	A‑1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.

•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.

•	Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑2	Western Asset Intermediate-Term Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset Intermediate-Term Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

A‑4	Western Asset Intermediate-Term Municipals Fund

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Western Asset Intermediate-Term Municipals Fund	A‑5

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus

A‑6	Western Asset Intermediate-Term Municipals Fund

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.

Western Asset Intermediate-Term Municipals Fund	A‑7

Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred

A‑8	Western Asset Intermediate-Term Municipals Fund

to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.
Share Classes

•	Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Western Asset Intermediate-Term Municipals Fund	A‑9

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

A‑10	Western Asset Intermediate-Term Municipals Fund

•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Western Asset Intermediate-Term Municipals Fund	A‑11

Western Asset
Intermediate-Term Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended March 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04254)
90032-P 08/25
© 2025 Franklin Templeton. All rights reserved.

WESTERN ASSET
NEW JERSEY MUNICIPALS
FUND

Prospectus   August 1, 2025

Share class (Symbol): A (SHNJX), C (SNJLX), FI (—), I (LNJIX), IS (LNISX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 89 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.21	0.20	0.34[6]	0.22	0.14[6]
Total annual fund operating expenses	0.81	1.35	1.04	0.67	0.59
Fees waived and/or expenses reimbursed[7]	N/A	N/A	(0.19)	(0.12)	(0.07)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.81	1.35	0.85	0.55	0.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

2	Western Asset New Jersey Municipals Fund

[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	455	624	808	1,340
Class C (with redemption at end of period)	237	427	739	1,475
Class C (without redemption at end of period)	137	427	739	1,475
Class FI (with or without redemption at end of period)	87	312	555	1,253
Class I (with or without redemption at end of period)	56	202	361	822
Class IS (with or without redemption at end of period)	53	182	323	732
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Western Asset New Jersey Municipals Fund	3

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect

4	Western Asset New Jersey Municipals Fund

the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Western Asset New Jersey Municipals Fund	5

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Lease rental bonds risk. Lease rental bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income and New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

6	Western Asset New Jersey Municipals Fund

Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset New Jersey Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 6.69 Worst Quarter (03/31/2022): (5.51)
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2025, was (0.88)

Average annual total returns (%)
(for periods ended December 31, 2024)

Class A	1 year	5 years	10 years
Return before taxes	(1.10)	0.55	1.80
Return after taxes on distributions	(1.10)	0.55	1.80
Return after taxes on distributions and sale of fund shares	0.59	1.07	2.10

Other Classes (Return before taxes only)
Class C	1.17	0.89	1.68
Class I	2.95	1.65	2.45
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05	0.99	2.25
Bloomberg New Jersey Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.37	1.60	2.98
No one index is representative of the fund’s portfolio.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

8	Western Asset New Jersey Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset New Jersey Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset New Jersey Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New Jersey municipal securities
New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and New Jersey state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and in certain cases, New Jersey state personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and New Jersey state personal income taxes.

Western Asset New Jersey Municipals Fund	11

Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

12	Western Asset New Jersey Municipals Fund

Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Western Asset New Jersey Municipals Fund	13

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold.

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Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes

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in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may

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take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Employment levels, personal income and commercial activity contribute significantly to New Jersey tax revenues, and the State could suffer from declines in these or other sources of revenue. For more than a decade, the State has contributed significantly less to the State’s pension plans than the amount needed to fund these programs. New Jersey’s pension liabilities are expected to increase substantially in the future, and the State anticipates that future pension plan contributions will place a significant burden on State finances. Meanwhile, the State’s health care funding obligations continue to rise. The State also faced financial challenges as a result of the COVID-19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New Jersey often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income that is subject to New Jersey taxes could increase. In addition, prolonged inflationary pressures could adversely affect New Jersey’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New Jersey may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a

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short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if

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the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by

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the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Lease rental bonds risk. Lease rental bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.
University and college bonds risk. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income and New Jersey state personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular U.S. federal income and in certain cases, New Jersey state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New Jersey that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

20	Western Asset New Jersey Municipals Fund

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and

Western Asset New Jersey Municipals Fund	21

technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month-end.

22	Western Asset New Jersey Municipals Fund

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of March 31, 2025, FTFA’s total assets under management were approximately $151.85 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $248.24 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.54 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
For the fiscal year ended March 31, 2025, the fund paid FTFA an effective management fee of 0.39% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N-CSR for the period ended September 30, 2024.

Western Asset New Jersey Municipals Fund	23

Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2026, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset New Jersey Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class I	• $1,000,000; • Waived for certain Service	None	None	None	Class I shares of funds sold by the Distributor*	No

Western Asset New Jersey Municipals Fund	25

Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset New Jersey Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

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Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

28	Western Asset New Jersey Municipals Fund

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;
2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;
4.	Employees of Franklin Resources and its subsidiaries; and
5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.

Western Asset New Jersey Municipals Fund	29

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;
2.	On shares representing reinvested distributions and dividends; and
3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

30	Western Asset New Jersey Municipals Fund

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;
2.	For involuntary redemptions of small account balances;
3.	For 12 months following the death or disability of a shareholder;
4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and
5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset New Jersey Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset New Jersey Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset New Jersey Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
share class	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset New Jersey Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New Jersey Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset New Jersey Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New Jersey Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset New Jersey Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset New Jersey Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40	Western Asset New Jersey Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset New Jersey Municipals Fund	41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset New Jersey Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non-U.S. or non-income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non-U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. Federal income tax status	New Jersey personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Generally excluded from tax
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New Jersey municipal securities; otherwise generally, ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Exempt from tax if from disposition of New Jersey municipal securities; otherwise, ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Exempt from tax if attributable to New Jersey municipal securities; otherwise, ordinary income
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-

Western Asset New Jersey Municipals Fund	43

term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset New Jersey Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New Jersey Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended March 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended March 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005827/lmpit-efp15754_ncsr.htm).
Western Asset New Jersey Municipals Fund - Class A Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.59	$11.48	$11.98	$12.58	$11.84

Income (loss) from operations:
Net investment income	0.36	0.36	0.33	0.32	0.34
Net realized and unrealized gain (loss)	(0.18)	0.11	(0.50)	(0.60)	0.74
Total income (loss) from operations	0.18	0.47	(0.17)	(0.28)	1.08

Less distributions from:
Net investment income	(0.36)	(0.36)	(0.33)	(0.32)	(0.34)
Total distributions	(0.36)	(0.36)	(0.33)	(0.32)	(0.34)

Net asset value, end of year	$11.41	$11.59	$11.48	$11.98	$12.58
Total return[2]	1.57%	4.08%	(1.32)%	(2.35)%	9.26%

Net assets, end of year (000s)	$97,342	$101,222	$107,823	$113,830	$124,691

Ratios to average net assets:
Gross expenses	0.81%	0.80%	0.82%	0.84%	0.83%
Net expenses[3,4]	0.77	0.76	0.80	0.82	0.82
Net investment income	3.13	3.13	2.86	2.51	2.80

Portfolio turnover rate	17%	3%	15%	5%	14%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

4.	Reflects fee waivers and/or expense reimbursements.

46	Western Asset New Jersey Municipals Fund

Western Asset New Jersey Municipals Fund—Class C Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.60	$11.49	$11.99	$12.59	$11.84

Income (loss) from operations:
Net investment income	0.30	0.29	0.26	0.25	0.28
Net realized and unrealized gain (loss)	(0.18)	0.11	(0.50)	(0.60)	0.75
Total income (loss) from operations	0.12	0.40	(0.24)	(0.35)	1.03

Less distributions from:
Net investment income	(0.30)	(0.29)	(0.26)	(0.25)	(0.28)
Total distributions	(0.30)	(0.29)	(0.26)	(0.25)	(0.28)

Net asset value, end of year	$11.42	$11.60	$11.49	$11.99	$12.59
Total return[2]	1.03%	3.60%	(1.94)%	(2.89)%	8.75%

Net assets, end of year (000s)	$3,133	$3,644	$4,798	$6,054	$9,047

Ratios to average net assets:
Gross expenses	1.35%	1.34%	1.38%	1.39%	1.39%
Net expenses[3,4]	1.31	1.31	1.35	1.37	1.37
Net investment income	2.59	2.58	2.30	1.95	2.26

Portfolio turnover rate	17%	3%	15%	5%	14%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

4.	Reflects fee waivers and/or expense reimbursements.

Western Asset New Jersey Municipals Fund	47

Western Asset New Jersey Municipals Fund—Class I Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.60	$11.49	$11.99	$12.59	$11.85

Income (loss) from operations:
Net investment income	0.39	0.38	0.35	0.35	0.37
Net realized and unrealized gain (loss)	(0.18)	0.11	(0.50)	(0.60)	0.74
Total income (loss) from operations	0.21	0.49	(0.15)	(0.25)	1.11

Less distributions from:
Net investment income	(0.39)	(0.38)	(0.35)	(0.35)	(0.37)
Total distributions	(0.39)	(0.38)	(0.35)	(0.35)	(0.37)

Net asset value, end of year	$11.42	$11.60	$11.49	$11.99	$12.59
Total return[2]	1.79%	4.30%	(1.10)%	(2.14)%	9.49%

Net assets, end of year (000s)	$50,799	$41,777	$39,529	$31,158	$28,855

Ratios to average net assets:
Gross expenses	0.67%	0.66%	0.68%	0.70%	0.69%
Net expenses[3,4]	0.55	0.55	0.58	0.60	0.60
Net investment income	3.36	3.34	3.08	2.73	3.02

Portfolio turnover rate	17%	3%	15%	5%	14%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2022, the expense limitation was 0.60%.

4.	Reflects fee waivers and/or expense reimbursements.

48	Western Asset New Jersey Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Western Asset New Jersey Municipals Fund	A‑1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑2	Western Asset New Jersey Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset New Jersey Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

A‑4	Western Asset New Jersey Municipals Fund

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

o	The redemption and repurchase occur in the same account.
o
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Western Asset New Jersey Municipals Fund	A‑5

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus

A‑6	Western Asset New Jersey Municipals Fund

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.

Western Asset New Jersey Municipals Fund	A‑7

Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred

A‑8	Western Asset New Jersey Municipals Fund

to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.
Share Classes

•	Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Western Asset New Jersey Municipals Fund	A‑9

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

A‑10	Western Asset New Jersey Municipals Fund

•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Western Asset New Jersey Municipals Fund	A‑11

Western Asset
New Jersey Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended March 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04254)
90030-P 08/25
© 2025 Franklin Templeton. All rights reserved.

WESTERN ASSET
NEW YORK MUNICIPALS FUND
Prospectus   August 1, 2025

Share class (Symbol): A (SBNYX), C (SBYLX), FI (—), I (SNPYX), IS (SNIPX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 89 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b‑1) fees	0.15	0.70	0.25	None	None
Other expenses
Interest and related expenses	0.09	0.09	0.09	0.09	0.09
Remainder of other expenses	0.15	0.15	0.28[6]	0.16	0.08[6]
Total other expenses	0.24	0.24	0.37	0.25	0.17
Total annual fund operating expenses	0.84	1.39	1.07	0.70	0.62
Fees waived and/or expenses reimbursed[7]	N/A	N/A	(0.13)	(0.06)	(0.01)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.84	1.39	0.94[8]	0.64[8]	0.61[8]

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

2	Western Asset New York Municipals Fund

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for Class FI, Class I and Class IS as a result of interest expense.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	458	634	824	1,373
Class C (with redemption at end of period)	242	441	761	1,519
Class C (without redemption at end of period)	142	441	761	1,519
Class FI (with or without redemption at end of period)	96	328	578	1,295
Class I (with or without redemption at end of period)	65	218	384	865
Class IS (with or without redemption at end of period)	62	197	344	773
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Western Asset New York Municipals Fund	3

The fund may also invest in securities of other open‑end or closed‑end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

4	Western Asset New York Municipals Fund

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities. When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non‑U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market

Western Asset New York Municipals Fund	5

for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income and New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the

6	Western Asset New York Municipals Fund

fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset New York Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 7.30 Worst Quarter (03/31/2022): (7.24)
The year‑to‑date return as of the most recent calendar quarter, which ended June 30, 2025, was (1.47)

Average annual total returns (%)
(for periods ended December 31, 2024)

Class A	1 year	5 years	10 years
Return before taxes	(2.10)	(0.37)	1.23
Return after taxes on distributions	(2.10)	(0.37)	1.23
Return after taxes on distributions and sale of fund shares	(0.03)	0.33	1.64

Other Classes (Return before taxes only)
Class C	0.18	(0.06)	1.10
Class I	1.92	0.67	1.83
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05	0.99	2.25
Bloomberg New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.84	0.97	2.17
No one index is representative of the fund’s portfolio.
The after‑tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

8	Western Asset New York Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day‑to‑day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2007

David T. Fare	Portfolio Manager	1998

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset New York Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset New York Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New York municipal securities
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the U.S. federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and New York State and New York City personal income taxes.

Western Asset New York Municipals Fund	11

Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub‑categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value‑at‑risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

12	Western Asset New York Municipals Fund

Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal income and/or New York state or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non‑recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

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of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay‑in‑kind and deferred interest securities
Zero coupon, pay‑in‑kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay‑in‑kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay‑in‑kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay‑in‑kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non‑cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or

14	Western Asset New York Municipals Fund

other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other

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factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

16	Western Asset New York Municipals Fund

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New York municipal securities. When the fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. The State also faced financial challenges as a result of the COVID‑19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. In addition, prolonged inflationary pressures could adversely affect New York’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

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The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non‑U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

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Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.

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Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income and New York state and New York City personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or New York state and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular U.S. federal income and New York state and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

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Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may

Western Asset New York Municipals Fund	21

affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month‑end.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of March 31, 2025, FTFA’s total assets under management were approximately $151.85 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day‑to‑day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $248.24 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.54 trillion.
Investment professionals
Primary responsibility for the day‑to‑day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	1998
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
For the fiscal year ended March 31, 2025, the fund paid FTFA an effective management fee of 0.44% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N‑CSR for the period ended September 30, 2024.

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Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2026, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset New York Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class I	• $1,000,000; • Waived for certain Service	None	None	None	Class I shares of funds sold by the Distributor*	No

Western Asset New York Municipals Fund	25

Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee-based programs

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee‑based programs, you should contact your Service Agent that sponsors the fee‑based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset New York Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset New York Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

28	Western Asset New York Municipals Fund

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.

Western Asset New York Municipals Fund	29

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;
2.	On shares representing reinvested distributions and dividends; and
3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

30	Western Asset New York Municipals Fund

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;
2.	For involuntary redemptions of small account balances;
3.	For 12 months following the death or disability of a shareholder;
4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and
5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset New York Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset New York Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset New York Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset New York Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New York Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset New York Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New York Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset New York Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset New York Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40	Western Asset New York Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax‑advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax‑advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset New York Municipals Fund	41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset New York Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non‑U.S. or non‑income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non‑U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Long-term capital gain
For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-

Western Asset New York Municipals Fund	43

term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset New York Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New York Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended March 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended March 31, 2025 are available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005825/lmpit-efp15760_ncsr.htm).
Western Asset New York Municipals Fund - Class A Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.96	$11.98	$12.52	$13.38	$12.92

Income (loss) from operations:
Net investment income	0.37	0.36	0.32	0.28	0.34
Net realized and unrealized gain (loss)	(0.28)	(0.02)	(0.54)	(0.86)	0.46
Total income (loss) from operations	0.09	0.34	(0.22)	(0.58)	0.80

Less distributions from:
Net investment income	(0.37)	(0.36)	(0.32)	(0.28)	(0.34)
Total distributions	(0.37)	(0.36)	(0.32)	(0.28)	(0.34)

Net asset value, end of year	$11.68	$11.96	$11.98	$12.52	$13.38
Total return[2]	0.70%	2.89%	(1.72)%	(4.45)%	6.24%

Net assets, end of year (millions)	$230	$267	$288	$355	$414

Ratios to average net assets:
Gross expenses	0.84%	0.80%	0.77%	0.76%	0.75%
Net expenses	0.84 [3]	0.80	0.77	0.76	0.75 [3]
Net investment income	3.12	3.04	2.69	2.11	2.59

Portfolio turnover rate	9%	12%	35%	15%	26%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.	Reflects fee waivers and/or expense reimbursements.

46	Western Asset New York Municipals Fund

Western Asset New York Municipals Fund - Class C Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.95	$11.97	$12.51	$13.37	$12.91

Income (loss) from operations:
Net investment income	0.31	0.29	0.25	0.21	0.27
Net realized and unrealized gain (loss)	(0.29)	(0.02)	(0.54)	(0.86)	0.45
Total income (loss) from operations	0.02	0.27	(0.29)	(0.65)	0.72

Less distributions from:
Net investment income	(0.30)	(0.29)	(0.25)	(0.21)	(0.26)
Total distributions	(0.30)	(0.29)	(0.25)	(0.21)	(0.26)

Net asset value, end of year	$11.67	$11.95	$11.97	$12.51	$13.37
Total return[2]	0.14%	2.33%	(2.26)%	(4.99)%	5.65%

Net assets, end of year (000s)	$2,497	$4,519	$7,444	$11,120	$18,188

Ratios to average net assets:
Gross expenses	1.39%	1.35%	1.33%	1.32%	1.32%
Net expenses	1.39 [3]	1.35	1.33 [3]	1.32 [3]	1.32 [3]
Net investment income	2.56	2.48	2.12	1.54	2.05

Portfolio turnover rate	9%	12%	35%	15%	26%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipals Fund	47

Western Asset New York Municipals Fund - Class I Shares1

For a share of each class of beneficial interest outstanding throughout each year
	Year Ended March 31,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.95	$11.97	$12.51	$13.37	$12.91

Income (loss) from operations:
Net investment income	0.40	0.38	0.34	0.30	0.36
Net realized and unrealized gain (loss)	(0.29)	(0.02)	(0.54)	(0.86)	0.46
Total income (loss) from operations	0.11	0.36	(0.20)	(0.56)	0.82

Less distributions from:
Net investment income	(0.39)	(0.38)	(0.34)	(0.30)	(0.36)
Total distributions	(0.39)	(0.38)	(0.34)	(0.30)	(0.36)

Net asset value, end of year	$11.67	$11.95	$11.97	$12.51	$13.37
Total return[2]	0.90%	3.08%	(1.56)%	(4.31)%	6.40%

Net assets, end of year (000s)	$38,671	$51,850	$69,034	$99,009	$106,907

Ratios to average net assets:
Gross expenses	0.70%	0.66%	0.63%	0.62%	0.61%
Net expenses[3,4]	0.64	0.62	0.61	0.61	0.60
Net investment income	3.31	3.21	2.83	2.26	2.74

Portfolio turnover rate	9%	12%	35%	15%	26%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

4.	Reflects fee waivers and/or expense reimbursements.

48	Western Asset New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front‑end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Western Asset New York Municipals Fund	A‑1

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front‑end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front‑end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑2	Western Asset New York Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset New York Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

A‑4	Western Asset New York Municipals Fund

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non‑mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee‑based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Western Asset New York Municipals Fund	A‑5

Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus

A‑6	Western Asset New York Municipals Fund

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.

Western Asset New York Municipals Fund	A‑7

Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred

A‑8	Western Asset New York Municipals Fund

to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.
Share Classes

•	Class A shares: in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non‑IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Western Asset New York Municipals Fund	A‑9

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k).
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

A‑10	Western Asset New York Municipals Fund

•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

Western Asset New York Municipals Fund	A‑11

Western Asset
New York Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N‑CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N‑CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended March 31, 2025, as filed on Form N‑CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑04254)
90028‑P 08/25
© 2025 Franklin Templeton. All rights reserved.

WESTERN ASSET
PENNSYLVANIA
MUNICIPALS FUND

Prospectus	August 1, 2025

Share class (Symbol): A (SBPAX), C (SPALX), FI (—), I (LPPIX), IS (LPISX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 89 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.28	0.28	0.41[6]	0.28	0.21[6]
Total annual fund operating expenses	0.88	1.43	1.11	0.73	0.66
Fees waived and/or expenses reimbursed[7]	N/A	N/A	(0.26)	(0.18)	(0.14)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.88	1.43	0.85	0.55	0.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

2	Western Asset Pennsylvania Municipals Fund

[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	461	645	845	1,419
Class C (with redemption at end of period)	246	453	782	1,564
Class C (without redemption at end of period)	146	453	782	1,564
Class FI (with or without redemption at end of period)	87	327	586	1,328
Class I (with or without redemption at end of period)	56	215	388	889
Class IS (with or without redemption at end of period)	53	197	354	810
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

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Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect

4	Western Asset Pennsylvania Municipals Fund

the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Western Asset Pennsylvania Municipals Fund	5

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Hospital and health care facility bonds risk. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income and Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be

6	Western Asset Pennsylvania Municipals Fund

impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Pennsylvania Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 7.04 Worst Quarter (03/31/2022): (6.33)
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2025, was (0.82)

Average annual total returns (%)
(for periods ended December 31, 2024)

Class A	1 year	5 years	10 years
Return before taxes	(1.33)	(0.48)	1.37
Return after taxes on distributions	(1.33)	(0.48)	1.37
Return after taxes on distributions and sale of fund shares	0.32	0.21	1.72

Other Classes (Return before taxes only)
Class C	0.90	(0.17)	1.24
Class I	2.68	0.59	1.97
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05	0.99	2.25
Bloomberg Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.31	1.08	2.46

No one index is representative of the fund’s portfolio.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

8	Western Asset Pennsylvania Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2007

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset Pennsylvania Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and Pennsylvania state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Pennsylvania Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Pennsylvania municipal securities
Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and Pennsylvania state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income and Pennsylvania state personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and Pennsylvania state personal income taxes.

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Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

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of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or

14	Western Asset Pennsylvania Municipals Fund

other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other

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factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

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Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Employment levels, personal income and commercial activity contribute significantly to Pennsylvania tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. Pennsylvania has had to implement several rounds of budget cuts in recent years and has taken other measures to reduce budget deficits. The Commonwealth and its municipalities also faced financial challenges as a result of the COVID-19 crisis, which increased pressure on their budgets and adversely affected their ability to meet their outstanding debt obligations. Meanwhile, the Commonwealth’s and its municipalities’ pension liabilities are underfunded, as health care costs and other retirement benefits costs and pension liabilities continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in Pennsylvania often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. In addition, prolonged inflationary pressures could adversely affect Pennsylvania’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Pennsylvania may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

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The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

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Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.

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Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Hospital and health care facility bonds risk. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.
Water and sewer revenue bonds risk. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income and Pennsylvania state personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or Pennsylvania state personal income taxes, and distributions of any capital gains generally will be subject to regular U.S. federal income and Pennsylvania state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Pennsylvania that impose such taxes.

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Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a

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money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month‑end.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of March 31, 2025, FTFA’s total assets under management were approximately $151.85 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $248.24 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.54 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
For the fiscal year ended March 31, 2025, the fund paid FTFA an effective management fee of 0.33% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N-CSR for the period ended September 30, 2024.

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Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2026, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Pennsylvania Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Western Asset Pennsylvania Municipals Fund	25

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset Pennsylvania Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Pennsylvania Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

28	Western Asset Pennsylvania Municipals Fund

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.

Western Asset Pennsylvania Municipals Fund	29

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges — Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;
2.	On shares representing reinvested distributions and dividends; and
3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

30	Western Asset Pennsylvania Municipals Fund

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;
2.	For involuntary redemptions of small account balances;
3.	For 12 months following the death or disability of a shareholder;
4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and
5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Pennsylvania Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset Pennsylvania Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Pennsylvania Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Pennsylvania Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Pennsylvania Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Pennsylvania Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Pennsylvania Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset Pennsylvania Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Pennsylvania Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40	Western Asset Pennsylvania Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Pennsylvania Municipals Fund	41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset Pennsylvania Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non-U.S. or non-income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non-U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. Federal income tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually income
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Pennsylvania municipal securities; otherwise, generally income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Income
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as

Western Asset Pennsylvania Municipals Fund	43

long‑term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset Pennsylvania Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Pennsylvania Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended March 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended March 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink:
(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005831/lmpit-efp15757_ncsr.htm).
Western Asset Pennsylvania Municipals Fund - Class A Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$11.67	$11.67	$12.26	$13.09	$12.80

Income (loss) from operations:

Net investment income	0.33	0.32	0.29	0.28	0.31

Net realized and unrealized gain (loss)	(0.11)	(0.00)[2]	(0.59)	(0.83)	0.29

Total income (loss) from operations	0.22	0.32	(0.30)	(0.55)	0.60

Less distributions from:

Net investment income	(0.32)	(0.32)	(0.29)	(0.28)	(0.31)

Total distributions	(0.32)	(0.32)	(0.29)	(0.28)	(0.31)

Net asset value, end of year	$11.57	$11.67	$11.67	$12.26	$13.09

Total return[3]	1.93%	2.84%	(2.37)%	(4.30)%	4.74%

Net assets, end of year (000s)	$66,246	$75,466	$86,524	$104,625	$112,905

Ratios to average net assets:

Gross expenses	0.88%	0.84%	0.80%	0.78%	0.78%

Net expenses	0.77 [4]	0.76 [4]	0.80 [4]	0.78	0.78 [4]

Net investment income	2.78	2.79	2.52	2.15	2.40

Portfolio turnover rate	1%	6%	9%	18%	8%
1. Per share amounts have been calculated using the average shares method.
2. Amount represents less than $0.005 or greater than $(0.005) per share.
3. Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4. Reflects fee waivers and/or expense reimbursements.

46	Western Asset Pennsylvania Municipals Fund

Western Asset Pennsylvania Municipals Fund - Class C Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$11.63	$11.62	$12.22	$13.03	$12.75

Income (loss) from operations:

Net investment income	0.26	0.25	0.23	0.21	0.24

Net realized and unrealized gain (loss)	(0.11)	0.02 [2]	(0.60)	(0.81)	0.28

Total income (loss) from operations	0.15	0.27	(0.37)	(0.60)	0.52

Less distributions from:

Net investment income	(0.26)	(0.26)	(0.23)	(0.21)	(0.24)

Total distributions	(0.26)	(0.26)	(0.23)	(0.21)	(0.24)

Net asset value, end of year	$11.52	$11.63	$11.62	$12.22	$13.03

Total return[3]	1.28%	2.27%	(2.92)%	(4.71)%	4.10%

Net assets, end of year (000s)	$2,725	$3,699	$5,387	$8,686	$16,354

Ratios to average net assets:

Gross expenses	1.43%	1.40%	1.35%	1.33%	1.32%

Net expenses	1.33 [4]	1.32 [4]	1.35 [4]	1.33	1.32 [4]

Net investment income	2.23	2.22	1.96	1.61	1.86

Portfolio turnover rate	1%	6%	9%	18%	8%
1. Per share amounts have been calculated using the average shares method.
2. Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3. Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4. Reflects fee waivers and/or expense reimbursements.

Western Asset Pennsylvania Municipals Fund	47

Western Asset Pennsylvania Municipals Fund - Class I Shares1

	Year Ended March 31,
	2025	2024	2023	2022	2021
For a share of each class of beneficial interest outstanding throughout each year

Net asset value, beginning of year	$11.67	$11.67	$12.26	$13.08	$12.80

Income (loss) from operations:

Net investment income	0.35	0.34	0.32	0.31	0.33

Net realized and unrealized gain (loss)	(0.10)	0.01 [2]	(0.59)	(0.83)	0.28

Total income (loss) from operations	0.25	0.35	(0.27)	(0.52)	0.61

Less distributions from:

Net investment income	(0.35)	(0.35)	(0.32)	(0.30)	(0.33)

Total distributions	(0.35)	(0.35)	(0.32)	(0.30)	(0.33)

Net asset value, end of year	$11.57	$11.67	$11.67	$12.26	$13.08

Total return[3]	2.16%	3.06%	(2.17)%	(4.06)%	4.85%

Net assets, end of year (000s)	$12,517	$15,910	$21,710	$31,403	$34,857

Ratios to average net assets:

Gross expenses	0.73%	0.70%	0.66%	0.65%	0.65%

Net expenses[4,5]	0.55	0.55	0.59	0.60	0.60

Net investment income	3.00	3.00	2.73	2.33	2.57

Portfolio turnover rate	1%	6%	9%	18%	8%
1. Per share amounts have been calculated using the average shares method.
2. Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4. As a result of an expense limitation arrangement, effective December 1, 2022 the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.
5. Reflects fee waivers and/or expense reimbursements.

48	Western Asset Pennsylvania Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Western Asset Pennsylvania Municipals Fund	A-1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A-2	Western Asset Pennsylvania Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset Pennsylvania Municipals Fund	A-3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

A-4	Western Asset Pennsylvania Municipals Fund

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee-based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Western Asset Pennsylvania Municipals Fund	A-5

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also	referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus

A-6	Western Asset Pennsylvania Municipals Fund

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.

Western Asset Pennsylvania Municipals Fund	A-7

Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred

A-8	Western Asset Pennsylvania Municipals Fund

to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.
Share Classes

•	Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Western Asset Pennsylvania Municipals Fund	A-9

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

A-10	Western Asset Pennsylvania Municipals Fund

•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Western Asset Pennsylvania Municipals Fund	A-11

Western Asset
Pennsylvania Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended March 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
(Investment Company Act
file no. 811-04254)
90078-P 08/25
© 2025 Franklin Templeton. All rights reserved.

August 1, 2025

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS

WESTERN ASSET INTERMEDIATE-TERM MUNICIPALS FUND (“Intermediate-Term Municipals Fund”)	SBLTX	SMLLX	—	SBTYX	SMLSX

WESTERN ASSET NEW JERSEY MUNICIPALS FUND (“New Jersey Municipals Fund”)	SHNJX	SNJLX	—	LNJIX	LNISX

WESTERN ASSET NEW YORK MUNICIPALS FUND (“New York Municipals Fund”)	SBNYX	SBYLX	—	SNPYX	SNIPX

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND (“Pennsylvania Municipals Fund”)	SBPAX	SPALX	—	LPPIX	LPISX

One Madison Avenue

New York, New York 10010

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated August 1, 2025, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended March 31, 2025, as filed on Form N-CSR, are incorporated herein by reference

(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005829/lmpit-efp15751_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005827/lmpit-efp15754_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005825/lmpit-efp15760_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005831/lmpit-efp15757_ncsr.htm). The Fund’s Prospectus, copies of the annual and semi-annual reports and other information such as Fund financial statements may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com or by visiting www.franklintempleton.com/prospectus. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

BK4 SAI 08/25

GLOSSARY OF TERMS

Because the following is a combined glossary of terms, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Manager” or “FTFA” means Franklin Templeton Fund Adviser, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of principal investment strategies and certain additional strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate-Term Municipals Fund

●	Investment objective. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
●

Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular U.S. federal income tax but which may be subject to the U.S. federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New Jersey Municipals Fund

●

Investment objective. The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

●

Under normal circumstances, the Fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular U.S. federal income tax and New Jersey state personal income tax but which may be subject to the U.S. federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New York Municipals Fund

●

Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

●

Under normal circumstances, the Fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular U.S. federal income tax and New York state and New York City personal income taxes but which may be subject to the U.S. federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Pennsylvania Municipals Fund

●	Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
●

Under normal circumstances, the Fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular U.S. federal income tax and Pennsylvania state personal income taxes but which may be subject to the U.S. federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate-Term Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “municipal securities.”

New Jersey Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New Jersey municipal securities.”

New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New York municipal securities.”

Pennsylvania Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “Pennsylvania municipal securities.”

For purposes of these policies, the term “municipal securities” includes municipal securities that pay interest subject to the U.S. federal alternative minimum tax.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Intermediate-Term Municipals Fund

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. Compliance with the diversification requirements of the Code may limit the flexibility of the Fund.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

●

If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

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The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation — Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the

CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective. Additionally, although the portfolio manager has the ability to take defensive positions, the portfolio manager may choose not to do so for a variety of reasons, even during volatile market conditions.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

Benchmark Reference Rates Risk

Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this requirement would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund, the Manager, the Subadviser, and other service providers are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund, the Manager and the Subadviser and/or their service providers to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s, the Manager’s and the Subadviser’s and/or their service providers’ ability to plan for or respond to a cyber attack.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary or fiscal policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government implemented increases to the federal funds interest rate and there may be further rate increases or other actions which may increase market volatility to the extent inconsistent with general market expectations. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.
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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.
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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders, if applicable.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the

Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to obligations of multiple issuers. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Franklin Templeton ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP designed to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4 or any amendment thereto, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. In addition, a large number of shareholders collectively may purchase or redeem

Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Large redemptions of Fund shares may indirectly result in required distributions to non-redeeming shareholders, and those distributions would generally be taxable to shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. Redemptions may result in the recognition of short-term capital gains by the Fund, and distributions of short-term capital gains will generally be taxed at ordinary income tax rates for shareholders who hold Fund shares in a taxable account. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Manager, the Subadviser, a fund, or an affiliate. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Developments following the onset of COVID-19 have adversely impacted the commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar retail.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — Generally,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Forward Roll Transactions

In a forward roll transaction, also known as a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a forward roll transaction commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a forward roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the forward roll transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of forward roll transactions may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that forward roll transactions can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to a U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A Fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A Fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the Subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the Subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Separately, the Fund will treat reverse repurchase agreements and similar financing transactions, including TOB Trust transactions, either (i) consistently with Section 18 of the 1940 Act, by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular U.S. federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual U.S. cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

New Jersey Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the state will not adversely affect the market value of New Jersey municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

On March 15, 2022, Puerto Rico’s government formally exited bankruptcy, completing the largest public debt restructuring in U.S. history. Puerto Rico’s debt restructuring plan was approved by a federal judge in January 2022, and reduced claims against Puerto Rico’s government from $33 billion to just over $7.4 billion. The restructuring is related to Puerto Rico’s general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico’s Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency. In November 2023, a federal judge tentatively approved a portion of the plan to restructure the debt owed by Puerto Rico’s power company. A confirmation hearing regarding the plan began in March 2024 and is ongoing. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

Additionally, the lingering effects of the COVID-19 pandemic have also caused unprecedented damage to Puerto Rico’s economy. Because of Puerto Rico’s close ties to the United States’ mainland economy, a downturn in the U.S. economy indirectly affects Puerto Rico. These indirect impacts stem from the slowdown of the overall U.S. economy and the continued threat of a prolonged recession that will affect many industries, including retail, manufacturing, oil and gas, tourism, gaming and lodging, transportation, healthcare, and education, to name a few. Government revenue collections have been materially adversely affected by the COVID-19 pandemic.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 174,114 in July 2024. Guam’s unemployment rate was at 3.4% as of September 2024.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the Super Typhoon Mawar in May 2023, which caused widespread damage and disruptions across the island. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense recently opened a third U.S. military base in Guam. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 98,055 in July 2024.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Islands’ gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries. The COVID-19 pandemic has also had a significant effect on the tourism industry in the Virgin Islands. The coastal and marine communities of the U.S. Virgin Islands are susceptible to climate change, including warming water temperatures, increasing storm intensity, beach erosion, ocean acidification, increasing hazardous coastal conditions, and loss of life-sustaining marine, coastal and island resources. Climate change is anticipated to add to the stresses of coastal environments by altering temperatures and precipitation patterns, increasing the likelihood of extreme precipitation events, and accelerating rates of sea level rise.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delays in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Trade Policy

The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current U.S. federal income tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Franklin Templeton Fund Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)	49	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	49	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)	49	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	49

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	49	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	49	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	49	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	49	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); formerly, Director of EXL (operations management and analytics company) (2018 to 2025); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor Born 1958	Trustee	Since 2019	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	49	Director of Pacific Mutual Holding Company (since 2016);∞ Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Director of 23andMe, Inc. (genetics and health care services company) (2021 to 2024); Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee:

Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	49	Director of Berkshire Hathaway, Inc. (since 1997); formerly, Director of Provivi, Inc. (2017 to 2024)

Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 114 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)	Trustee/Director of Franklin Templeton funds consisting of 114 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex.
***	Information is for the calendar year ended December 31, 2024, except as otherwise noted.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.0% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

∞

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton One Madison Avenue New York, NY 10010	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Senior Vice President (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the Subadviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton (and before that, Legg Mason) and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board (since 2020).

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix F to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended March 31, 2025, the Board met 8 times. The Committees of the Board met as follows: the Audit Committee met 5 times, the Governance and Nominating Committee met 3 times, the Investment and Performance Committee met 5 times, and the Executive and Contracts Committee met 2 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Franklin Templeton fund complex overseen by the Trustees as of December 31, 2024.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Franklin Templeton Fund Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.	None	None	None	None	None
Jane F. Dasher	None	None	None	None	Over 100,000
Anita L. DeFrantz	None	None	None	None	10,001-50,000
Susan B. Kerley	None	None	None	None	Over 100,000
Michael Larson	None	None	None	None	Over 100,000
Avedick B. Poladian	None	None	None	None	None
William E. B. Siart	None	None	None	None	Over 100,000
Jaynie Miller Studenmund	None	None	None	None	Over 100,000
Peter J. Taylor	None	None	None	None	Over 100,000

Interested Trustees:
Ronald L. Olson	None	None	None	None	10,001-50,000
Jane Trust	None	None	None	None	Over 100,000

As of December 31, 2024, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Franklin Templeton Fund Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.	7,049	438	924	273	None	382,000
Jane F. Dasher	6,458	402	846	250	None	350,000
Anita L. DeFrantz	6,617	411	868	257	None	366,000
Susan B. Kerley	6,923	431	907	268	None	375,000
Michael Larson	6,458	402	846	250	None	350,000
Avedick B. Poladian	6,458	402	846	250	None	347,000
William E. B. Siart	8,782	546	1,152	341	None	475,000
Jaynie Miller Studenmund	6,522	406	855	253	None	347,000
Peter J. Taylor	6,458	402	846	250	None	350,000

Interested Trustees:
Ronald L. Olson†	None	None	None	None	None	None
Jane Trust †	None	None	None	None	None	None

*	Information is for the fiscal year ended March 31, 2025.
**	Information is for the calendar year ended December 31, 2024.
†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at One Madison Avenue, New York, New York, 10010 and also serves as the investment manager of other Franklin Templeton funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Investment Management Fee Rate (% of Average Daily Net Assets)
Intermediate-Term Municipals Fund	0.35

New Jersey Municipals Fund[1]	0.45
New York Municipals Fund[2]	0.45

Pennsylvania Municipals Fund	0.45

1 Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate that decreased as assets increased as follows: 0.50% of the Fund’s average daily net assets up to and including $500 million; and 0.48% of the Fund’s average daily net assets over $500 million.

2 Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate of 0.50% of the Fund’s average daily net assets.

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Intermediate-Term
Municipals Fund	2025	7,899,146	(452,090)	7,447,056
	2024	8,785,737	(467,418)	8,318,319
	2023	9,318,834	(440,343)	8,878,491

New Jersey Municipals
Fund	2025	664,535	(93,077)	571,458
	2024	671,173	(78,655)	592,518
	2023	718,187	(65,610)	652,577

New York Municipals
Fund	2025	1,355,480	(32,974)	1,322,506
	2024	1,522,770	(21,498)	1,501,272
	2023	1,910,804	(15,828)	1,894,976

Pennsylvania
Municipals Fund	2025	401,366	(104,651)	296,715
	2024	458,850	(86,181)	372,669
	2023	555,304	(23,632)	531,672

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC, organized under the laws of the State of California, serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of March 31, 2025.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate-Term Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17	7.19	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Ryan K. Brist	Registered Investment Companies	27	9.00	None	None

	Other Pooled Investment Vehicles	17	12.91	None	None

	Other Accounts	103	43.93	4	1.18

Michael C. Buchanan	Registered Investment Companies	65	79.30	None	None

	Other Pooled Investment Vehicles	225	48.10	17	2.14

	Other Accounts	367	106.43	13	6.52

David T. Fare	Registered Investment Companies	16	6.92	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	14	3.99	None	None

John Mooney	Registered Investment Companies	16	6.03	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

New Jersey Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17	8.93	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Ryan K. Brist	Registered Investment Companies	27	10.74	None	None

	Other Pooled Investment Vehicles	17	12.91	None	None

	Other Accounts	103	43.93	4	1.18

Michael C. Buchanan	Registered Investment Companies	65	81.04	None	None

	Other Pooled Investment Vehicles	225	48.10	17	2.14

	Other Accounts	367	106.43	13	6.52

David T. Fare	Registered Investment Companies	16	8.66	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	14	3.99	None	None

John Mooney	Registered Investment Companies	16	7.77	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None
	Other Accounts	20	6.80	None	None

New York Municipals Fund
Robert E. Amodeo	Registered Investment Companies	17	8.81	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Ryan K. Brist	Registered Investment Companies	27	10.62	None	None

	Other Pooled Investment Vehicles	17	12.91	None	None

	Other Accounts	103	43.93	4	1.18

Michael C. Buchanan	Registered Investment Companies	65	80.92	None	None

	Other Pooled Investment Vehicles	225	48.10	17	2.14

	Other Accounts	367	106.43	13	6.52

David T. Fare	Registered Investment Companies	16	8.54	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	14	3.99	None	None

John Mooney	Registered Investment Companies	16	7.65	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Pennsylvania Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17	9.00	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Ryan K. Brist	Registered Investment Companies	27	10.81	None	None

	Other Pooled Investment Vehicles	17	12.91	None	None

	Other Accounts	103	43.93	4	1.18

Michael C. Buchanan	Registered Investment Companies	65	81.11	None	None

	Other Pooled Investment Vehicles	225	48.10	17	2.14

	Other Accounts	367	106.43	13	6.52

David T. Fare	Registered Investment Companies	16	8.73	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	14	3.99	None	None

John Mooney	Registered Investment Companies	16	7.84	None	None

	Other Pooled Investment Vehicles	3	3.66	None	None

	Other Accounts	20	6.80	None	None

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of March 31, 2025.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Intermediate-Term Municipals Fund
Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

New Jersey Municipals Fund
Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

New York Municipals Fund
Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

Pennsylvania Municipals Fund
Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (i.e., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-advantaged savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended March 31,	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund	2025	15,376
	2024	10,994
	2023	0

New Jersey Municipals Fund	2025	498
	2024	374
	2023	0

New York Municipals Fund	2025	1,107
	2024	810
	2023	0

Pennsylvania Municipals Fund	2025	318
	2024	247
	2023	0

For the fiscal period ended March 31, 2025, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of March 31, 2025, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders that hold their shares in a taxable account will generally be taxed on distributions of such gains at ordinary tax rates.

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2025 (%)	For the Fiscal Period Ended 2024 (%)
Intermediate-Term Municipals Fund	10	17
New Jersey Municipals Fund	17	3
New York Municipals Fund	9	12
Pennsylvania Municipals Fund	1	6

SHARE OWNERSHIP

Principal Shareholders

As of June 30, 2025, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Intermediate-Term Municipals Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	33.54

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.19

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.38

Class	Name and Address	Percent of Class (%)
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.78

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18.38

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	15.59

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.79

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.08

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	6.81

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	64.22

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.03

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.59

IS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	74.75

Class	Name and Address	Percent of Class (%)
IS	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.29

New Jersey Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.38

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.08

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14.04

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.84

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	28.60

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.60

C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.41

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.57

Class	Name and Address	Percent of Class (%)
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.04

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.75

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.02

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.92

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	19.41

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.97

I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	9.67

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.10

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.73

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.15

Class	Name and Address	Percent of Class (%)
New York Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	37.01

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.51

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6.36

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.45

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.08

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	20.10

C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	13.67

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.99

Class	Name and Address	Percent of Class (%)
C	MAC CO 114429 FBO STATE OF NY 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	8.07

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	43.61

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12.81

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.57

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.90

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.62
Pennsylvania Municipals Fund

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	24.15

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.78

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	15.56

Class	Name and Address	Percent of Class (%)
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.92

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	22.92

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.19

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	16.78

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	10.88
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.99

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.50

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	20.23

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	16.32

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.53

Class	Name and Address	Percent of Class (%)
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.05

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10.80

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.60

As of June 30, 2025, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Intermediate-Term Municipals Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.81

New Jersey Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	30.51

New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	37.77

As of June 30, 2025, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of Franklin Templeton funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Franklin Templeton funds or categories of Franklin Templeton funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, FTFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Franklin Templeton and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2024, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2024 are not reflected.

Acadia Life Limited	ADP Retirement Services
Allianz Life Insurance Company	Allstate Life Insurance Company
American Financial Services, Inc.	American General Life Insurance Co.
American United Life Insurance Company Ameritas Life Insurance Corp.	Ameriprise Financial, Inc Ascensus, Inc.
Atria Wealth Solutions	AuguStar Life (f/k/a Ohio National Financial Services)
Avantax Wealth Management	AXA Advisors, LLC
Axcelus Financial	Benjamin F. Edwards & Company, Inc.
BlackRock Financial Services	Brighthouse Financial
Broadridge Financial Solutions, Inc	Cadaret Grant & Co., Inc.
Cambridge Investment Research, Inc.	Capital Integration System LLC
Cetera Advisors LLC	Cetera Advisor Networks LLC.
Cetera Financial Group	Cetera Financial Specialists LLC.
Cetera Investment Services LLC.	Charles Schwab & Co.
Citigroup Global Markets Inc.	Citizens Securities, Inc.

CMFG Life Insurance Company	Columbia Threadneedle Investments
Commonwealth Financial Network	Corebridge Insurance Company of Bermuda, Ltd
CUNA Brokerage Services, Inc.	CUSO Financial Services, L.P.
Delaware Life Insurance Company	Deutsche Bank
DWC-The 401(K) Experts	E*TRADE Securities LLC.
Edward D. Jones & Co., L.P.	Empower Financial Services
ePlan Services, Inc.	Equitable Holdings, Inc. (f/k/a AXA Advisors, LLC)
Fidelity Investments Institutional Operations Company, Inc.	First Command Financial Planning, Inc.
First Security Benefit Life Insurance and Annuity Company of New York	First Security Benefit Life Insurance Company
Forethought Distributors, LLC	Forethought Life Insurance Company
FPS Services LLC.	FSC Securities Corporation
Genworth Life and Annuity Insurance Company	Goldman, Sachs & Co.
Grove Point Financial	Hantz Financial Services, Inc.
Infinex Investments Inc.	Integrity Life Insurance Company
Janney Montgomery Scott LLC	Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of NY	John Hancock Distributors LLC
JP Morgan Securities LLC	Kestra Investment Services, LLC
LaSalle St. Securities	Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation	Lincoln Investment Planning, Inc.
Lincoln National Corporation	Lincoln National Life Insurance Company
Lincoln Retirement Services Company LLC	LPL Financial Holdings Inc.
LPL Financial LLC	Massachusetts Mutual Life Insurance Company
MEMBERS Life Insurance Company	Merrill Lynch
MetLife Insurance Company USA	Midland National Insurance Company
Minnesota Life Insurance Company	MML Investors Services, LLC
Morgan Stanley	National Security Life and Annuity Company
Nationwide Financial Services, Inc.	New York Life Insurance and Annuity Corporation
NEXT Financial Group	Northwestern Mutual Investment Svcs LLC
OneAmerica Financial Partners Inc (f/k/a American United Life Insurance Company)	OneAmerica Retirement Services LLC
Osaic Wealth Inc. (f/k/a Advisor Group Inc.)	Pacific Life Insurance Company
Paychex Securities Corporation	Pershing, LLC
PFS Investments, Inc.	PHL Variable Insurance Company
Phoenix Life Insurance Company	PNC Investments LLC
Principal Financial Group (f/k/a Princor Financial Services)	Protective Life Insurance
Prudential Insurance Company of America	Raymond James & Associates, Inc.
RBC Capital Markets LLC	ReliaStar Life Insurance Company of NY
RiverSource Life Insurance Company	Robert W. Baird & Co., Inc.
Royal Alliance Associates	SagePoint Financial, Inc.
Sammons Financial Group, Inc.	Sanctuary Wealth
Securities America, Inc.	Sorrento Pacific Financial, LLC
Stifel Financial Corporation	Symetra Life Insurance Company
Talcott Resolution Life Insurance Company	TD Ameritrade, Inc.
TD Ameritrade Clearing, Inc.	TFS Securities, Inc.
The Guardian Insurance & Annuity Company, Inc.	The Investment Center, Inc.
Thrivent Financial for Lutherans	TIAA-CREF Individual & Institutional Services, LLC
TIFIN Wealth	Transamerica Advisors Life Insurance Company
Triad Advisors LLC	U.S. Bancorp Investments
UBS Financial Services, Inc.	UnionBanc Investment Services, LLC
United States Life Insurance Co. in the City of New York	USI Advisors, Inc.
Valor Financial Securities, LLC	Vanguard Marketing Corporation
Venerable Insurance and Annuity Company	Vestwell Holdings, Inc.

Voya Financial Advisors, LLC	Wells Fargo Advisors, LLC
Wells Fargo Clearing Services, LLC	Western International Securities, Inc.
Wilton Reassurance Life Company of New York	Woodbury Financial Services, Inc.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2025	625,268	29,882
	2024	820,020	39,596
	2023	753,413	24,815

New Jersey Municipals Fund	2025	108,072	2,665
	2024	86,408	2,816
	2023	112,957	1,606

New York Municipals Fund	2025	104,133	3,610
	2024	119,854	3,897
	2023	224,219	2,938

Pennsylvania Municipals Fund	2025	49,664	2,103
	2024	41,163	2,531
	2023	67,586	1,831

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2025	25,151
	2024	6,847
	2023	18,268

New Jersey Municipals Fund	2025	242
	2024	417
	2023	3,576

New York Municipals Fund	2025	6,051
	2024	56
	2023	2,264

Pennsylvania Municipals Fund	2025	124
	2024	518
	2023	123

Class C Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2025	0
	2024	0
	2023	0

New Jersey Municipals Fund	2025	24
	2024	0
	2023	26

New York Municipals Fund	2025	0
	2024	0
	2023	0

Pennsylvania Municipals Fund	2025	0
	2024	0
	2023	642

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)

Intermediate-Term Municipals Fund

Class A	0.15

Class C	0.75

Class FI	0.25

New Jersey Municipals Fund

Class A	0.15

Class C	0.70

Class FI	0.25

New York Municipals Fund

Class A	0.15

Class C	0.70

Class FI	0.25

Pennsylvania Municipals Fund

Class A	0.15

Class C	0.70

Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended March 31, 2025:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate-Term Municipals
Fund
Class A	1,166,219	0
Class C	312,381	0

New Jersey Municipals Fund
Class A	149,825	0
Class C	23,097	0

New York Municipals Fund
Class A	372,578	0
Class C	23,081	0

Pennsylvania Municipals Fund
Class A	106,998	0
Class C	21,898	0

No information provided for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2025.

For the fiscal period ended March 31, 2025, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate-Term Municipals Fund
Class A	1,172,116	387,601	351,397	0	1,911,114
Class C	322,963	0	16,179	0	339,141

New Jersey Municipals Fund
Class A	150,134	69,670	47,718	0	267,521
Class C	23,349	3,859	2,026	0	29,235

New York Municipals Fund
Class A	376,976	53,580	111,523	0	542,079
Class C	24,333	1,323	1,272	0	26,928

Pennsylvania Municipals Fund
Class A	108,136	20,853	28,569	0	157,558
Class C	22,521	1,858	1,395	0	25,775

No information provided for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2025.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares. Purchases of Class A shares of $250,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate-Term Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships).

For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

* * * * *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor (excluding Putnam Investments Funds) that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans;

xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform; and

xii.	purchases by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor (excluding Putnam Investments Funds) or units of a Section 529 college savings plan managed by a Franklin Templeton affiliate (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor (excluding Putnam Investments Funds) or units of a Section 529 plan managed by a Franklin Templeton affiliate over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

● You, individually;

● Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;

● You jointly with one or more family members;

● You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

● A Coverdell Education Savings account for which you or a family member is the identified responsible person;

● A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

● A 529 college savings plan over which you or a family member has investment discretion and control;

● Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

● A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares.

•

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For U.S. federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age required by law (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);
v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager;

x.	Class A shares held through Distributor Accounts; and
xi.	redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from another fund sold by the Distributor (excluding Putnam Investments Funds) may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of the same fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund for which FTFA or any predecessor serves or has served as investment manager or administrator (each a “Grandfathered Retirement Program Fund”) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another Grandfathered Retirement Program Fund on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of March 31, 2025:

Class A

	Intermediate-Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund
Net Asset Value Per Share ($)	5.98	11.41	11.68	11.57
Maximum Initial Sales Charge Percentage (%)	2.25	3.75	3.75	3.75
Offering Price ($)	6.12	11.85	12.14	12.02

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) electronic transfer (ACH) to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See ”Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through electronic transfer (ACH) to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/prospectus, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax professional before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor (excluding Putnam Investments Funds). If the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see the Fund’s Prospectus for more information). This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of another fund, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax professional before requesting an exchange.

UNCLAIMED SHARE ACCOUNTS

The Fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. Please be advised that abandoned or unclaimed property laws and regulations for certain U.S. states or territories require financial organizations to transfer (escheat) unclaimed property to the appropriate U.S. state or territory if no activity occurs in an account for a period of time as specified by applicable laws and regulations. These laws and regulations may require the transfer of shares of the Fund, including shares held through a traditional or Roth IRA account. For traditional IRA accounts escheated to a U.S. state or territory under these abandoned or unclaimed property laws and regulations, the escheatment will generally be treated as a taxable distribution from your IRA to you; U.S. federal and any applicable state income tax may be withheld. This may apply to Roth IRA accounts in addition to traditional IRA accounts. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the Fund’s transfer agent.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/prospectus (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/prospectus (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Franklin Templeton or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of January 31, 2025, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

Barclays Bank PLC	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Eagle Investment Systems Corp	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

STP Investments	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Wilshire Analytics (Axiom and Compass)	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

●

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

●

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior to that, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of investing in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items (including receivables), securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to U.S. federal, state, local, or non-U.S. income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and non-equity options written or purchased by the Fund on U.S. exchanges (including options on broad-based equity indices and debt securities), are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security. If the Fund elects to accrue market discount currently, the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. The Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal income tax under Section 103(a) of the Code. Exempt-interest dividends are distributions attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the U.S. federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry Fund shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding Capital Gain Dividends (defined below). Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its U.S. federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the U.S. federal alternative minimum tax. Shareholders should consult their own tax professionals to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the U.S. federal alternative minimum tax or the U.S. federal “excess net passive income” tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards

As of March 31, 2025, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate-Term Municipals Fund	147,327,062

New Jersey Municipals Fund	10,058,134

New York Municipals Fund	39,712,594

Pennsylvania Municipals Fund	10,141,836

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in turn, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of Capital Gain Dividends by the Fund in order to allow Capital Gain Dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A non-U.S. corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain non-U.S. corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (excluding exempt-interest dividends) and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Shareholders who receive taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving distributions of cash in amounts equal to the amounts they would have received if they had instead elected to receive cash distributions. Those shareholders’ aggregate tax basis in shares of the Fund will be increased by those amounts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for U.S. federal income tax purposes, distributions will generally not be taxable currently but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Other Taxable Disposition of Shares. Upon the sale or exchange of a shareholder’s shares, the shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale, exchange or other taxable disposition will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be disallowed to the extent of exempt-interest dividends received by the shareholder with respect to the shares and, to the extent not disallowed will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s cost basis in those shares and the character of any gain or loss (i.e., short-term or long-term) that the shareholder realizes on the redemption or exchange, and certain related tax information. If a shareholder has a different cost basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the cost basis of the shares redeemed or exchanged using the average basis method, under which the cost basis per share is the average of the cost bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt interest dividends, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions derived from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, under special rules regarding the disposition of “United States real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation. Although the Fund may be eligible to report interest-related and/or short-term capital gain dividends, the Fund is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than (1) capital gain dividends, (2) short-term capital gain dividends, (3) interest-related dividends and (4) exempt interest dividends, (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If income from the Fund is treated as effectively connected with a trade or business conducted by a non-U.S. shareholder within the United States, the income will in general be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations, as applicable, whether such income is received in cash or reinvested in shares of the Fund, and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, the shareholder’s effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax professionals.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale, exchange or other taxable disposition of USRPIs apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i)

distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

New Jersey Taxation. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the Fund’s investments, distributions by the Fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the Fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the Fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxation. New York resident shareholders of the New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxation. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. For purposes of the Philadelphia school district investment income tax distributions that are designated as capital gain distributions for U.S. federal income tax purposes will be excluded from the tax base. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s audited annual financial statements for the fiscal period ended March 31, 2025, including the accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as filed on Form N-CSR, are incorporated by reference into this SAI (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005829/lmpit-efp15751_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005827/lmpit-efp15754_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005825/lmpit-efp15760_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322825005831/lmpit-efp15757_ncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, in particular when fixed income securities are converted into equity by its terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal and Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

a.    Proxies are reviewed to determine accounts impacted.

b.    Impacted accounts are checked to confirm Western Asset voting authority.

c.    Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d.    If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e.    The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

f.    Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.    A copy of Western Asset’s proxy voting policies and procedures.

b.    Copies of proxy statements received with respect to securities in client accounts.

c.    A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.    Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.    A proxy log including:

1.    Issuer name;

2.    Exchange ticker symbol of the issuer’s shares to be voted;

3.    Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.    A brief identification of the matter voted on;

5.    Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.    Whether a vote was cast on the matter;

7.    A record of how the vote was cast;

8.    Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.    Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, audit-related, extraordinary transactions, say-on-pay, shareholder rights and defenses, compensation, and the environment or climate, among others; and

10.    Funds are required to disclose the number of shares voted or instructed to be cast, as well as how securities lending activities impacted their voting i.e. .the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.    Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.    Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.    Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.    Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.    Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

1.    Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

2.    Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

3.    Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

4.    Votes are cast on a case-by-case basis in contested elections of directors.

2.    Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

1.    Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

2.    Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

3.    Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

4.    Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.    Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

1.    Western Asset votes for proposals relating to the authorization of additional common stock.

2.    Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

3.    Western Asset votes for proposals authorizing share repurchase programs.

4.    Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.    Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

1.    Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

2.    Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.    Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

1.    Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

2.    Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.    Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.    Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.    Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.    Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.    Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.   Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.    Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.    Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.   Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.    Sustainable Investing Matters

Western Asset incorporates sustainable investing considerations, among other relevant risks, as part of the overall investment process. Environmental, Social and Governance (ESG) research is integrated with the Firm’s general research process and led by its sector specialists, who analyze ESG facts in conjunction with traditional metrics. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company, LLC 2024. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without express written permission. Past results are not indicative of future investment results. This publication is for informational purposes only and reflects the current opinions of Western Asset. Information contained herein is believed to be accurate but cannot be guaranteed. The opinions represented are not intended as an offer or solicitation with respect to the purchase or sale of any security and are subject to change without notice. Statements in this material should not be considered investment advice. Employees and/or clients of Western Asset may have a position in the securities mentioned. This publication has been prepared without taking into account your objectives, financial situation or needs. Before acting on this information, you should consider its appropriateness having regard to your objectives, financial situation, or needs. It is your responsibility to be aware of and observe the applicable laws and regulations of your country of residence.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5, 6 Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.8 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.
2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

Where grace periods are disproportionately long relative to the stated maturity, Moody’s may choose not to rate the Instrument. This is particularly relevant in the commercial paper market where maturities may be 30 days or less with strong investor expectation of prompt payment.

7

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

8

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n demonstrate above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n demonstrate average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P Global Ratings’ Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR and senior tranches of Enhanced Equipment Trust Certificates, for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection.

At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to IDRs (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of nonperformance risk relative to the risk captured in the IDR or Viability Ratings (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default including the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●	The formal announcement by the issuer or their agent of a distressed debt exchange; and
●

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●	Has not otherwise ceased operating.

This would include:

●	The selective payment default on a specific class or currency of debt;
●

The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Intervention through capital or currency controls where an issuer is prevented comprehensively by its own government from paying out on cross-border bonds, held by investors both inside and outside its borders, would typically lead to a T&C default.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. Recovery Ratings are assigned to infrastructure and project finance obligations to indicate likely recovery prospects. Recovery ratings, which are assigned on request, are assessed in parallel to instrument ratings. They typically do not influence the obligation rating, which remains premised on vulnerability to default. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C

ADDITIONAL INFORMATION CONCERNING

NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived from (i) information provided by the State in an official statement relating to an offering of New Jersey bonds, dated April 22, 2021, and Appendix I, dated April 9, 2021, thereto (the “Official Statement”), and (ii) with respect to the section titled “Fiscal Year 2024 Report,” information contained in the State’s Office of Management and Budget’s analysis of New Jersey’s Comprehensive Annual Financial Report (“CAFR”) for the Fiscal Year Ended June 30, 2024, dated March 28, 2025. The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the CAFR. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Official Statement or Supplement, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

GENERAL INFORMATION

New Jersey is the most densely populated state in the nation, with an average density of 1,208 persons per square mile as of 2019. The State is a part of a megalopolis that extends from Washington D.C. in the south to Boston, Massachusetts in the north and includes over one-fifth of the nation’s population. Thus, New Jersey is an attractive location for businesses due to its central location and ability to access both regional and world markets.

The following core industry clusters are the center of the State’s diverse economy: technology, transportation and logistics, health care, financial services, biopharmaceuticals, and advanced manufacturing. There is also a strong commercial agriculture sector in the rural areas. The “Jersey Shore”, along the Atlantic Seaboard, is the focus of the State’s tourism sector and includes casino gambling in Atlantic City. The State attracted over 110.8 million visitors in 2018 and 116.2 million visitors in 2019.

There were just under 8.9 million persons residing in New Jersey according to the latest population estimates from the U.S. Census Bureau as of July 1, 2019. New Jersey’s population grew an average of 0.1% per year from 2010 to 2019. This was above the average annual growth rate of 0.03% and 0.08% for New York and Pennsylvania, respectively. It was below the national growth rate of 0.7%. 30.3% of New Jersey’s population was under the age of 25, lower than the national average of 31.4%. In addition, 16.6% of the State’s population is 65 years or older, similar to the national share of 16.4%.

41.2% of New Jersey residents 25 years of age or older had a bachelor’s degree or higher in 2019. This is the third highest rate in the nation and above the national average of 33.1%. New Jersey is also a diverse state. At 23.4%, New Jersey has the second highest share of foreign-born residents, behind only California, and above the national average of 13.7%. New Jersey also has the fourth highest percentage of residents that speak a language other than English at home at 32.2%. The State ranks behind only California, Texas, and New Mexico and is above the national percentage of 22%.

New Jersey’s total population grew by 0.9% from 2010 to 2019. However, New Jersey also experienced net domestic out-migration during this period. Net domestic out-migration was greatest for residents aged 18-24, followed by residents aged 60 and over, according to data from the U.S. Census’s American Community Survey. New Jersey’s overall population still grew despite net domestic out-migration because natural population growth and foreign in-migration offset the losses from net domestic out-migration during this period.

New Jersey state income tax return data also indicates that the higher-income population grew faster than the overall population from 2009 to 2019 (the most recent year for which data is available). The total number of resident returns grew 8.2% during this time. Growth in the higher-income population was greatest with returns reporting income between $500,000 and $1.0 million growing by 112.9% and returns with income greater than $1.0 million growing by 95.1%.

ECONOMIC OUTLOOK

The COVID-19 pandemic upended the economic outlook for New Jersey and the nation. Calendar Year 2020 started off well with the New Jersey labor market adding 23,000 jobs in the first two months, continuing the growth trend of 2019 when 31,100 jobs were added. Economic growth in New Jersey strengthened in both 2018 and 2019, with real gross domestic production (“GDP”) expanding by an average of 1.5% per year, which was expected to continue into 2020.

The positive outlook changed quickly. The U.S. Department of Health and Human Services declared a public health emergency on January 31, 2020, which was followed by a declaration of a national emergency by the President of the United States on March 13, 2020. The Governor issued Executive Order No. 103 on March 9, 2020, whereby the Governor declared a public health emergency and a state of emergency. However, the rapid spread of COVID-19 across the country forced many states to strengthen restrictions by issuing “stay-at-home” orders. The Governor issued a “stay-at-home” order, Executive Order No. 107, on March 21, 2020. The Governors of New York and Pennsylvania issued similar “stay-at-home” orders shortly thereafter.

Payroll employment in New Jersey declined by a total of 717,200 jobs, or 17.0%, during March and April 2020 as a result of the COVID-19 pandemic restrictions. Other states suffered similar declines with employment falling by 20.2% in New York and 18.5% in Pennsylvania. New Jersey’s real GDP deteriorated at a seasonally adjusted annual rate of 35.6% in the second quarter of 2020, in line with New York’s 36.3% decline and Pennsylvania’s 34.0% decline.

Job growth rebounded when states began to re-open their economies in May 2020. Payroll employment grew by an average of 69,600 jobs per month in New Jersey from May to September 2020. However, growth subsequently plateaued because health considerations required that the COVID-19 pandemic-related restrictions remain in place. The State added 5,300 jobs in total from October 2020 to January 2021. The State’s unemployment rate, which peaked at 16.6% in April 2020, improved to 7.9% by January 2021.

Through January 2021, the New Jersey labor market recovered 49.3% of the total jobs lost from this past spring, which is below the 59.8% share of Pennsylvania, but above the 46.1% share for New York. The brunt of the economic impact of the COVID-19 pandemic has been borne by workers in low-wage sectors. The leisure & hospitality services sector (hotels, restaurants, & bars); trade, transportation & utilities sector (retail trade); and other services sector accounted for 57.4% of job losses in March and April 2020. As of January 2021, both the leisure & hospitality services sector (47.0%) and the other services sector (46.9%) have recovered just under half of the jobs lost during Spring 2020.

Real GDP recovered in the third quarter with economic activity in New Jersey growing at a seasonally adjusted annual rate of 37.2%, which was faster than the 35.5% rate of Pennsylvania and 30.3% rate of New York. As of April 9, 2021, the housing market had been a bright spot during the recovery. While, according to the estimates of New Jersey Realtors Association, single-family home sales in New Jersey were 19.1% lower year-over-year from March to June 2020, they rebounded in July and August 2020, up 6.0% over the same period during the prior year. Sales then rapidly accelerated beginning in September 2020, higher by 34.0% on average over the last four months of 2020. Transaction prices have also risen sharply, with the average price of a single-family home sale in 2020 reaching nearly $475,000, which is 16.3% higher than in 2019.

The substantial federal stimulus provided to businesses and households in Spring 2020 provided necessary support to the economic recovery. New Jersey residents received $6.7 billion in Economic Impact Payments last spring, while businesses received $17.4 billion in Paycheck Protection Program loans through August 2020. Unemployed workers in New Jersey received $14.1 billion in unemployment insurance (“UI”) benefits through newly established federal programs, including this past fall’s Lost Wage Assistance Program that was funded by the Federal Emergency Management Agency (“FEMA”).

New Jersey’s personal income grew at a 40.8% annual rate in the second quarter of 2020 due to the significant federal stimulus, even though wage and salary income declined by 31.3%. Wages and salaries rebounded in the third quarter, increasing at a 26.6% annual rate because of the strong job growth. However, personal income declined at an 8.7% annual rate in the third quarter of 2020 due to the phase-out of federal aid.

As of April 9, 2021, the economic outlook had improved for both New Jersey and the United States, though COVID-19 continued to determine the path of the economic recovery. Members of the Federal Open Market Committee (“FOMC”) estimated real GDP in the U.S. to grow 4.2% in 2021 according to the FOMC’s December 2020 projection. Economists surveyed by the Wall Street Journal were forecasting real GDP growth of 6.0% for the U.S. in 2021 according to the March survey, which is more than two full percentage points over the December 2020 average forecast of 3.7%. The improved outlook is based on the additional federal stimulus this spring as well as continued success in the rollout of COVID-19 vaccines.

FISCAL YEAR 2024 REPORT

Financial Highlights

Government-wide

The primary government’s assets and deferred outflows of resources totaled $119.5 billion, a decrease of $5.7 billion from the prior fiscal year after restatements; however, net position increased by $9.0 billion. Restatements were made to increase net position over various accounts. As of June 30, 2024, liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $158.7 billion. The State’s unrestricted net position, which represents net position that has no statutory commitments and is available for discretionary use, totaled a negative $183.1 billion. The negative balance was primarily a result of the State implementing, in Fiscal Year 2015, GASB Statement No. 68, Accounting and Financial Reporting for Pensions and the State implementing in Fiscal Year 2018, GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions. Financing activities that have contributed to the State’s negative unrestricted net position included liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction, and the securitization of all annual tobacco master settlement agreement receipts with no corresponding assets.

As of June 30, 2024, component unit assets and deferred outflows of resources exceeded component unit liabilities and deferred inflows of resources by $23.7 billion after restatements. Total component unit assets and deferred outflows of resources totaled $67.9 billion, an increase of $2.8 billion from the prior year, after restatements.

Fund Level

The State’s governmental funds reported, as of June 30, 2024, combined ending fund balances of $33.1 billion, a decrease of $76.5 million after restatements when compared to the prior fiscal year. Fund balances are segregated into the following categories: non-spendable, restricted, committed, and unassigned. The non-spendable fund balance classification ($20.4 million) includes amounts that are legally required to remain intact. The restricted fund balance classification ($9.7 billion) is used when constraints have been placed upon the use of resources through enabling legislation initiated by voter referendum, constitutional provisions, debt covenants, or other external parties such as the federal government. The committed fund balance classification ($14.2 billion) includes amounts that can only be used for purposes specified in enabling legislation with the consent of both the legislative and executive branches. In contrast to the restricted fund balance classification, amounts in this category may be redeployed for other purposes with appropriate due process. Finally, the unassigned fund balance ($9.1 billion) represents the fund balance amount that has not been restricted or committed to a specific purpose within the General Fund.

During Fiscal Year 2024, the proprietary funds’ net position increased by $946.4 million from the prior fiscal year after restatements, resulting in net position of $3.0 billion as of June 30, 2024.

Long-term Obligations

During Fiscal Year 2024, the State’s governmental long-term obligations increased 0.02% to $201.0 billion, after restatements, which included a net decrease in bonded obligations of $1.7 billion. During Fiscal Year 2024, the State issued $2.0 billion in bonds. New money issuances represented $1.5 billion, issued primarily for transportation program improvements. The State also issued $446 million of refunding bonds that provided the State with $19.2 million in net present value savings. During Fiscal Year 2024, the State made principal and interest payments totaling $4.7 billion on its long-term obligations; an additional $0.5 billion was expended from the New Jersey Debt Defeasance and Prevention Fund to defease certain outstanding long-term obligations.

As of June 30, 2024, non-bonded portions of the State’s governmental long-term obligations totaled $161.3 billion. This amount represented a $1.8 billion increase from Fiscal Year 2023, after restatements, and was mainly attributable to an increase in the Other Postemployment Benefits (“OPEB”) Liability of $2.0 billion, resulting from changes in actuarial assumptions relating to the pensions and OPEB plans, offset by a decrease in the Net Pension Liability of $0.3 billion.

Government-Wide Financial Analysis

Net Position

The State ended Fiscal Year 2024 with combined net position for the primary government totaling a negative $158.7 billion. This amount represents an increase of net position of $9.0 billion from the prior fiscal year after restatements. Restricted net position includes funds used to pay unemployment claims and open space preservation. Capital assets, net of depreciation, are used by the State to provide services to citizens; consequently, these assets are not available for future spending. Net investment in capital assets includes land, land easements, land improvements, buildings and improvements, equipment and software, infrastructure (roads, bridges, and other immovable assets), and construction in progress. The deficit in unrestricted governmental net position arose primarily as a result of the cost of the State’s bonded obligations, depreciation expense related to capital assets, and certain liabilities, including, but not limited to, the Net Pension Liability and the OPEB Liability, that are required to be included in the government-wide financial statements.

Changes in Net Position

The State’s Fiscal Year 2024 net position increased by $9.0 billion after restatements. Approximately 50.1% of the State’s total revenues came from general taxes, while 32.6% was derived from operating grants. Charges for services amounted to 14.9% of total revenues, while other items such as capital grants, miscellaneous revenues and interest earnings accounted for the remainder. State expenses cover a range of services. The largest expense, at 32.3%, was for educational cultural, and intellectual development, which included approximately $8.4 billion in state aid to school districts and $241.1 million disbursed by the New Jersey Schools Development Authority (a blended component unit) (“NJSDA”) to help finance school facilities construction; physical and mental health amounted to 26.8%; and economic planning, development, and security amounted to 11.8%. Other major expenditures focused on government direction, management, and control; public safety and criminal justice; the State Lottery Fund; the Unemployment Compensation Fund; community development and environmental management, and transportation programs. During Fiscal Year 2024, governmental activities expenses exceeded program revenues. This imbalance was mainly funded through $50.1 billion of general revenues (mostly taxes). The remaining $8.1 billion resulted in an increase in net position. Additionally, business-type activities reflected a net position increase of $0.9 billion primarily because the Unemployment Compensation Fund’s claims were less than available resources.

Primary Government – Fiscal Year 2024 Revenues and Expenses

During Fiscal Year 2024, State revenues totaled $95.6 billion or a decrease of $0.5 billion when compared to the prior fiscal year after restatements. This increase is primarily attributable to higher charges for services and interest earnings. General taxes totaled $47.9 billion and operating grants totaled $31.2 billion, accounting for 50.1% and 32.6%, respectively, of total State revenues for Fiscal Year 2024. The State’s Gross Income Tax totaled $18.9 billion, the Sales and Use Tax totaled $13.5 billion, and the Corporation Business Tax (“CBT”) totaled $4.7 billion. The State’s three major taxes comprised 77.4% of the total general taxes that were collected during Fiscal Year 2024. General taxes decreased by $0.5 billion when compared to Fiscal Year 2023.

Fiscal Year 2024 expenses totaled $86.6 billion, an increase of $4.0 billion after restatements in comparison to the prior fiscal year. State spending increased in education, cultural, and intellectual development ($1.8 billion); physical and mental health ($1.2 billion); transportation programs ($1.1 billion); and the Unemployment Compensation Fund ($0.6 billion). The aforementioned increases were partially offset by a spending decrease in public safety and criminal justice ($0.4 billion).

Component Units

Combined operating revenues and expenses for the State’s component units for Fiscal Year 2024 amounted to $19.5 billion and $19.0 billion, respectively. Total operations along with other revenue and expenses contributed to total combined net position at fiscal year-end of $23.7 billion. The component units received $1.5 billion in State appropriations during Fiscal Year 2024.

Major Governmental Funds

The focus of the State’s governmental funds reported in the fund financial statements is on near term inflows, outflows, and balance of expendable resources, which are essential elements in assessing the State’s financing needs and serve as useful measures of the government’s net resources available for future spending. The State’s governmental funds reported June 30, 2024 fund balances of $33.1 billion, a $0.1 billion decrease after restatements from the prior fiscal year.

General Fund

The General Fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The General Fund’s ending fund balance for Fiscal Year 2024 totaled $23.5 billion of which $9.1 billion represented unassigned fund balance. During Fiscal Year 2024, unassigned fund balance decreased by $1.4 billion. A primary reason for the decrease in fund balance was due to a $869.8 million decrease in federal and other grants. The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “Rainy Day Fund.” Surplus revenue is defined as an amount equivalent to 50.0% of the excess between the General Fund revenues certified by the Governor at the time of the approval of the annual appropriations act (the “Appropriations Act”) and the amount of revenue reported from the annual financial report of the General Fund for the fiscal year. Any General Fund excess is then subtracted by the amount of revenue reported from the annual financial report of the Property Tax Relief Fund that is less than revenue amounts certified by the Governor at the time of the approval of the annual Appropriations Act. As of June 30, 2024, the fund has a balance of $322.2 million.

On a budgetary basis, the General Fund collected general revenues of $61.0 billion. These general revenues were $0.2 billion higher than final budget and were $0.1 billion lower than originally anticipated, primarily due to decreases in federal and other grants.

Total expenditures and transfers were $0.4 billion lower than final budgeted expenditures. From a Fiscal Year 2024 program perspective, under-spending transpired in physical and mental health ($1.2 billion); economic planning, development, and security ($856.9 million); community development and environmental management ($611.8 million); transportation programs ($505.7 million); and special government services ($390.4 million); while over spending transpired in: educational, cultural, and intellectual development ($421.7 million). Additionally, transfers to other funds were $2.8 billion higher than original plus supplemental appropriations.

Property Tax Relief Fund

The Property Tax Relief Fund accounts for revenues from the Gross Income Tax and one-half percent of the Sales and Use Tax that is constitutionally dedicated for property tax relief. Appropriations from this fund must be used exclusively for the constitutional purpose of reducing or offsetting property taxes. During Fiscal Year 2024, $19.3 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s Fiscal Year 2024 ending fund balance was $799.5 billion. Gross Income Tax collections increased $95.7 million from Fiscal Year 2023.

Proprietary Funds

State Lottery Fund (Common Pension Fund L)

Contribution monies derived from the sale of State lottery tickets are deposited into Common Pension Fund L pursuant to the Lottery Enterprise Contribution Act (“LECA”). Disbursements are authorized for the payment of prizes to holders of winning lottery tickets, vendor fees in the production and distribution of lottery tickets, and for the administrative expenses of the Division of the State Lottery. In accordance with the LECA, remaining balances are contributed to Teachers’ Pension and Annuity Fund (“TPAF”) (77.78%), Public Employees’ Retirement System (“PERS”) (21.02%), and Police and Firemen’s Retirement System (“PFRS”) (1.20%) for a 30-year term effective as of June 30, 2017. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts and United States Government Treasury securities, are accounted for in this fund.

For Fiscal Year 2024, gross revenues totaled $3.7 billion of which $2.2 billion was returned in prizes; $1.2 billion was transferred to pension funds; $279.7 million was paid to sales agents and ticket vendors; and $63.8 million covered Lottery operational and promotional expenses. As of June 30, 2024, the State Lottery, since its inception, has generated over $95.6 billion in gross revenues, $53.5 billion in prizes, contributed $26.0 billion to the State, and $7.7 billion in pension contributions.

Unemployment Compensation Fund

The Unemployment Compensation Fund accounts for monies deposited from employers’ and employees’ contributions for unemployment compensation, amounts credited or advances made by the federal government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the Treasurer of the United States for credit to the State of New Jersey Unemployment Compensation Fund. Total unemployment claims paid increased by $579 million in Fiscal Year 2024, due to increases in the State unemployment rate and weekly benefit maximum rates compared to Fiscal Year 2023.

Capital Assets

The New Jersey Department of the Treasury is responsible for ensuring all departments record their capital assets in the State’s capital asset system. In addition to New Jersey’s Department of Transportation (“NJDOT”) identifying significant requirements for bridge repair and maintenance, the New Jersey Commission on Capital Budgeting and Planning (the “Commission”) has identified a significant amount of capital investment requirements for State facilities. The State’s annual budget and planning process prioritizes these requirements and recommends funding, as can be accommodated within available resources.

The Fiscal Year 2024 capital appropriation included $4.5 billion of State and matching federal funds for both NJDOT and the New Jersey Transit Corporation (“NJTC”). The State’s share, funded through the TTFA, produced $810.0 million for State highway infrastructure, $430.0 million for local highways, and $760.0 million for mass transit. During Fiscal Year 2024, the New Jersey Economic Development Authority issued $281.7 million of School Facilities Construction Refunding Bonds, to help fund the New Jersey Schools Development Authority’s program. As of June 30, 2024, a total of $11.9 billion of the $12.5 billion school facilities construction bond program had been issued. The constitutional dedication of 6.0% of the CBT was appropriated and/or reserved to fund hazardous discharge cleanup, underground storage tank improvements, and surface water quality projects.

The State’s investment in capital assets, net of accumulated depreciation, totaled $32.8 billion as of June 30, 2024. Depreciation expense charges for Fiscal Year 2024 totaled $1.3 billion.

Debt Administration

As of June 30, 2024, New Jersey’s outstanding long-term obligations for governmental activities totaled $201.0 billion, a $35.9 million increase, or 0.02% after restatements, relative to the prior fiscal year. The relatively flat change in outstanding obligations is primarily attributable to an increase in OPEB Liability of $2.0 billion, offset by a $1.7 billion decrease in bonded debt. Long-term bonded obligations totaled $39.7 billion, while other long-term non-bonded obligations totaled $161.3 billion. In addition, the State had $10.4 billion of legislatively authorized bonding capacity that had not yet been issued as of June 30, 2024. As of June 30, 2024, the legislatively authorized but unissued debt increased by $2.0 billion from the prior fiscal year.

Pension and Other Postemployment Benefits Obligations

In Fiscal Year 2024 the State funded the various defined benefit pension systems at 104% of the full actuarially determined contributions. Employer contributions to the pension plans are calculated per the requirements of the governing State statutes using generally accepted actuarial procedures and practices. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the pension plans may differ from the actuarially determined contributions of the pension plans because the State’s contribution to the pension plans is subject to the appropriation of the State Legislature and actions by the Governor. GASB Statement No. 68, Accounting and Financial Reporting for Pensions, requires participating employers to recognize their proportionate share of the collective net pension liability. Under the new statement, the calculation of the pension liability was changed to a more conservative methodology and each employer was allocated a proportional share of the pension plans’ net pension liability. The State’s share of the net pension liability, based on a measurement date of June 30, 2024, which is required to be recorded on the financial statements, is $79.4 billion.

The Fiscal Year 2025 projected aggregate State contribution to the pension plans of $7.2 billion represents 104% of the actuarially determined contribution.

The State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. In Fiscal Year 2024, the State paid PRM benefits for 161,268 State and local retirees.

The State funds PRM benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2024, the State contributed $2.3 billion to pay for “pay-as-you-go” PRM benefit costs incurred by covered populations, a slight increase from $2.1 billion in Fiscal Year 2023. The State has appropriated $2.4 billion in Fiscal Year 2025 as the State’s contribution to fund increases in prescription drugs and medical claims costs.

In accordance with the provisions of GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, the State is required to quantify and disclose its obligations to pay OPEB to retired plan members.

This new standard supersedes the previously issued guidance, GASB Statement No. 45, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, effective for Fiscal Year 2018. The State is now required to accrue a liability in all instances where statutory language names the State as the legal obligor for benefit payments. The Fiscal Year 2024 State OPEB liability to provide these benefits was $76.9 billion, an increase of $2.0 billion, or 2.6% from the $74.9 billion liability recorded in Fiscal Year 2023.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2) (the “Appropriations Clause”). In addition to line-item appropriations for the payment of debt service on bonds, notes or other obligations which are subject to appropriation, beginning in Fiscal Year 2005, the annual Appropriations Act contains a general language provision which appropriates such additional amounts necessary to pay such debt service obligations subject to the approval of the Budget Director (defined below). For bonds which must be paid for from constitutionally-dedicated sources, such supplemental appropriations would need to be from constitutionally-dedicated revenues.

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional requirement for voter approval does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by the voters on November 4, 2008 (the “Lance Amendment”). The Lance Amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The Lance Amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings, or for any law authorizing the issuance of General Obligation Bonds to meet an emergency caused by a disaster.

New Jersey’s Budget and Appropriation System Process

The State operates on a fiscal year beginning July 1 and ending June 30, with the exception of Fiscal Years 2020 and 2021. In accordance with Chapter 19, Fiscal Year 2020 was extended by three months to end on September 30, 2020, and the date of the beginning of Fiscal Year 2021 was delayed to October 1, 2020. Fiscal Year 2022 begins July 1, 2021 and ends on June 30, 2022. New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State.

Pursuant to the Appropriations Clause, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of governmental funds, including the General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year. The Appropriations Clause requires that at the time of enactment of the annual Appropriations Act, the Governor certify that there are sufficient resources available to support the line item appropriations in the Appropriations Act.

Budget Requests and Preliminary Projections

The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program.

Budget Director Review

On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of the Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor.

Governor’s Budget Message

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year, except if such date is changed as provided by law which generally occurs during the first year when a new governor is elected. The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20).

Legislative Review

The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message, and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. The Appropriations Act includes the General Fund, and the Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief Funds. In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and other dedicated funds.

Governor’s Line-Item Veto Power

Upon enactment by the Legislature of the Appropriations Act, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature.

Fiscal Controls

The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Revisions to the Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the fiscal year with certain Executive and Legislative Branch approvals. Management may amend a department’s budget with approval by the Budget Director; provided that under specific conditions, additional approval by the Office of Legislative Services is required. Transfers of appropriations between departments or between line items within a department are authorized pursuant to general provisions of the Appropriations Act.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. Pursuant to various statutes, the Governor may order the Budget Director to set aside a reserve out of each appropriation, and if sufficient revenues are not available by the end of the fiscal year to fund such reserve, the amount reserved lapses back into the General Fund. In addition, the Governor is authorized to prohibit and enjoin and place conditions upon the expenditure of monies in the case of extravagance, waste or mismanagement.

Furthermore, under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation and all prior appropriations for such fiscal year.

State Budget Shutdown

If the Appropriations Act is not enacted prior to the first day of the next fiscal year, under the Appropriations Clause, no moneys can be withdrawn from the State treasury. Accordingly, all non-essential operations of State government must be shut down until such time as the Appropriations Act is passed and approved by the Governor. If a shutdown occurs in a future fiscal year, no moneys, other than general obligation bond debt service and available amounts already held under bond financing documents will be available to make payment on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

General Obligation Bonds

The State finances certain capital projects through the sale of General Obligation Bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds.

General Obligation Bonds of the State are authorized from time to time by Acts of the State Legislature. Each such “Bond Act” sets forth the authorized amounts and purposes of the bonds as well as certain parameters for issuing bonds, such as maximum term. Purposes under the Bond Acts have included open space and farmland preservation, water supply protection, transportation, higher education, port development, economic development, hazardous waste remediation, and many other public purposes. The Bond Acts provide that the bonds issued represent a debt of the State, and the faith and credit of the State are pledged to their repayment. Generally, each Bond Act requires voter approval. However, the Emergency Exception provides that no voter approval is required for bonds issued to meet an emergency caused by a disaster. To address the financial consequences of the COVID-19 pandemic, the Emergency Bond Act was passed pursuant to which the State intends to issue General Obligation Bonds in Fiscal Year 2021 to provide additional resources to the State. On November 24, 2020, pursuant to the Emergency Bond Act, the State issued its $3,672,360,000 New Jersey COVID-19 General Obligation Emergency Bonds, 2020 Series A. As of April 9, 2021, the State did not intend to issue any additional bonds under the Emergency Bond Act.

Certain decisions relating to a general obligation bond sale, including the setting of interest rates and amortization of the bonds, are delegated to the “Issuing Officials” of the State, comprising the Governor, State Treasurer and Budget Director. The State Treasurer is directed to hold and invest the proceeds of the bond sale pending their expenditure in separate funds as established by the Bond Act. The Refunding Bond Act of 1985 sets forth the procedures and parameters for issuing bonds for the purpose of refunding outstanding bonds issued under any other Bond Act.

Tax and Revenue Anticipation Notes

The State issues short-term tax and revenue anticipation notes (“TRANs”) in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. No TRANs were authorized for fiscal year 2024.

State Appropriation Obligations

As of April 9, 2021, the State had entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments, if any, on interest rate exchange agreements (“swap agreements”). The State Legislature has no legal obligation to enact appropriations to fund such payments, but, as of April 9, 2021, had done so for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swap agreements which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, as of April 9, 2021, there were no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings or limitations and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new swap agreements with the governmental authorities to secure the financing of projects and programs in the future. Certain of these changes may require voter approval.

As of April 9, 2021, the State expected that additional State Appropriation Obligations would be issued during Fiscal Years 2021 and 2022 and future fiscal years. The Lance Amendment prohibits the State Legislature from enacting legislation authorizing State Appropriation Obligations payable from sources other than constitutionally dedicated sources unless such legislation is submitted and approved by a majority of legally qualified voters of the State voting thereon at a general election. The State Legislature is not legally obligated to appropriate amounts for the payment of such State Appropriation Obligations debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations.

Variable Rate Obligations

As of June 30, 2020, NJEDA and the TTFA had outstanding $528,015,000 of floating rate notes, which bear interest at rates that reset weekly and are based on the Securities Industry and Financial Markets Association rate plus a fixed spread. There are no letters of credit in support of these notes.

Bank Loan Bonds

As of April 9, 2021, the NJEDA and New Jersey Educational Facilities Authority had issued certain series of bonds to finance school facilities construction projects and higher education capital improvement projects pursuant to term loan agreements with several banks. A bank’s rights under such term loan agreements are essentially the same as bondholders’ rights except for a few differences. The bank may require the mandatory term out of the bonds for a shortened amortization period if certain events occur under the loan agreement, including, without limitation, the failure to pay, or cause to be paid, when due, principal of or interest on the bonds, a debt moratorium, a ratings downgrade, a material failure to perform under a contract among the TTFA, the State Treasurer and the Commissioner of Transportation (the “State Contract”), an action that material adversely affects the rights, remedies or security of the trustee under the bond resolution or the bank under the term loan agreement or a material amendment or modification to the State Contract without the prior written consent of the bank. For tax-exempt bonds, the term loan agreements provide that if an event of taxability occurs, the interest rate on the bonds will increase. The aggregate amount of such bank loan bonds outstanding as of June 30, 2020 was $1,681,522,000.

Swap Agreements

The various independent State authorities authorized to issue State Appropriation Obligations in certain cases are also authorized to enter into swap agreements. As of June 30, 2020, the notional amount of interest rate swap agreements supported by State appropriations was zero.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by these entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Currently, bonds issued by the South Jersey Port Corporation, the New Jersey Housing and Mortgage Finance Agency and the Higher Education Student Assistance Authority have not had a deficiency in their respective debt service funds which required the State to appropriate funds.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature. On December 1, 2023, the Corporation certified that it would be unable to provide sufficient funds from operations for debt service, and therefore, required a State appropriation for Fiscal Year 2024 in the amount of $31.5 million.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. It is anticipated that the HESAA’s revenues would continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. From June 30, 2015 to June 30, 2020, the total number of active members of all of the State-administered plans decreased by 7,208 or 1.6%, and the total number of retired members increased by 30,406 or 9.7%.

The State sponsors and operates seven defined benefit pension plans (the “Pension Plans”), which fund retirement benefits for almost all of the public employees of the State. The Pension Plans will fund those retirement benefits from their assets, earnings on their assets, contributions by the State and contributions from Pension Plan members. Local governments within the State participate as employers sponsoring two of the Pension Plans. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State and the local governments.

The State makes contributions to the Pension Plans under the State statutes and such contributions are subject to the appropriation of the State Legislature and actions by the Governor. Under the Pension Contribution Act, the State, beginning in Fiscal Year 2018, is required to make its contributions to the Pension Plans in quarterly installments on September 30, December 31, March 31 and June 30. The State has contributed to the State’s lottery and related assets, including intellectual property (the “Lottery Enterprise”) to three of the Pension Plans under the LECA, pursuant to which the net proceeds of the Lottery Enterprise are available to pay retirement benefits of the applicable Pension Plans without further action by the State Legislature or the Governor.

As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than assumed investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s, and reductions in member contributions, the Pension Plans experienced a deterioration in their financial condition. As a result, the State believes that, in addition to the existing assets of the Pension Plans, the expected earnings on those assets, and contributions from members of the Pension Plans, the State will need to make significantly larger contributions to the Pension Plans in the future to ensure that the Pension Plans will have a sufficient amount of assets to fund expected retirement benefits.

The State has followed a funding policy for the Pension Plans since 2016, which was to increase its contribution to the Pension Plans by 10% of the actuarially recommended contribution each Fiscal Year until the State contributes 100% of the actuarially recommended contribution, which, as of April 9, 2021, was expected to occur in the Fiscal Year ending June 30, 2023, and then to contribute the full actuarially recommended contribution for each Fiscal Year thereafter. As of April 9, 2021, the State expected that it would contribute 78% of the actuarially recommended contribution to the Pension Plans for Fiscal Year 2021. The Governor’s Fiscal Year 2022 Budget Message recommends a full contribution to the Pension Plans in Fiscal Year 2022. If approved by the State Legislature, the State will resume making full contributions one year sooner than anticipated under the funding policy followed by the State since 2016.

The State contributed its Lottery Enterprise to the Pension Plans as of June 30, 2017 and the State’s contributions to the Pension Plans are offset each fiscal year by a statutorily fixed amount until the fiscal year ending June 30, 2023, when the amount of the State’s contributions will be offset by a lower amount designed to increase the funded ratio of the Pension Plans.

Pension Plan Assets

As of June 30, 2020, the State’s portion of the market value of assets in the Pension Plans was $35.3 billion, which amount does not include the value of the Lottery Contribution (defined below). The Division of Investment of the New Jersey Department of the Treasury invests the cash and investments of the Pension Plans. State law and State Investment Council regulations regulate the types of investments which are permitted. The State Investment Council is responsible for formulating the policies that govern the methods, practices and procedures for investments, reinvestments, sale or exchange transactions to be followed by the Director of the Division of Investment. However, pursuant to L. 2018, c. 55, responsibility for formulating investment policies of the assets of the PFRS will be transferred from the State Investment Council to the twelve-member PFRS Board of Trustees.

Lottery Enterprise Contribution Act

In accordance with the LECA and a Memorandum of Lottery Contribution dated July 5, 2017 and effective as of June 30, 2017 (the “MOLC”), executed by the State Treasurer and acknowledged by the Director of the Division of Investment, New Jersey Department of the Treasury, the Lottery Enterprise was contributed to TPAF, PERS, and PFRS for a 30-year term (the “Lottery Contribution”). Under LECA, the Department of the Treasury, Division of the State Lottery (“State Lottery Division”) will continue to operate the Lottery Enterprise with a goal of maximizing net proceeds for the benefit of the applicable Pension Plans. Starting on October 1, 2013, Northstar New Jersey Lottery Group, LLC (“Northstar NJ”) officially began a 15-year contract to provide growth management services to the State Lottery Division. The Northstar NJ contract, which will remain in effect through the end of Fiscal Year 2029, contains incentives for the vendor to maximize net proceeds while reducing downside risk through minimum payment requirements imposed on the vendor.

Neither LECA nor the MOLC contain a provision permitting the termination of the contribution prior to the end of the 30-year term of the contribution. However, a future Legislature could pass legislation to reverse the contribution prior to the expiration of its term. Any termination of the Lottery Contribution could implicate the exclusive benefit rule of the Internal Revenue Code, which requires the assets of the Pension Plans to exist for the exclusive benefit of their members in order for the Pension Plans to qualify for the favorable tax treatment under the Internal Revenue Code. Based on a 1996 settlement with the Internal Revenue Service, the State’s Pension Plan statutes include the exclusive benefit provisions required by the Internal Revenue Code. The term of the contribution of the Lottery Enterprise will expire at the start of Fiscal Year 2048, and the Lottery Enterprise will revert back to the State at that time.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. The level of retirement benefits varies among the different Pension Plans and is calculated based on a member’s years of service, compensation and age of retirement. State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans and may do so in the future.

Historical Funding Policy

The level of the State’s annual contributions has significantly varied since the 1990’s. In some years, the State’s contribution to the Pension Plans have been minimal or none. In other years, the State has contributed a percentage of the actuarially recommended contribution.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides PRM benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, State Police Retirement System, Judicial Retirement System, and Alternate Benefit Program; local retired TPAF and other school board employees; and some local PFRS retirees.

To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B and Part D reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2024, the State paid PRM benefits for 161,268 State and local retirees.

The State funds PRM benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2024, the State contributed $2.3 billion to pay for “pay-as-you-go” PRM benefit costs incurred by covered populations, a slight increase from $2.1 billion in Fiscal Year 2023. The State has appropriated $2.4 billion in Fiscal Year 2025 as the State’s contribution to fund increases in prescription drugs and medical claims costs.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2022 recommended appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $4,352 million. Of this amount, $395.2 million represents principal and interest payments for General Obligation Bonds.

The Governor’s Fiscal Year 2022 Budget Message recommends appropriations for debt service on State Appropriation Obligations in the aggregate amount of $3,957 million. Such recommended appropriations are contained within the multiple functional categories, including State Aid, Grants-in-Aid, Direct State Services and Capital Construction.

Risk Factors That May Affect Fiscal Year 2021 Appropriations and Fiscal Year 2022 Recommended Appropriations

Fiscal Year 2022 recommended appropriations are based on an estimate of various costs. There are various risk factors that could result in expenditures being significantly higher or lower than current forecasts such as increased COVID-19 pandemic-related expenditures associated with federal aid, as well as future COVID-19 pandemic mitigation and response expenditures, including testing, treatment, and vaccination delivery.

Cybersecurity

The New Jersey Office of Information Technology, as the State’s centralized infrastructure technology provider, has put in place multiple measures to minimize cyber threats, which include working in conjunction with the New Jersey Office of Homeland Security and Preparedness’ cybersecurity division. These measures are recognized as industry-leading modern cyber protection mechanisms and serve to reduce the risk of successful cyber-attacks upon the State’s information technology assets. However, despite these measures, it is recognized in the cybersecurity industry that no amount of preventative countermeasures and security features can successfully prevent 100% of all cyber-attacks. In addition, the State has purchased cyber breach insurance that covers professional services necessary to respond to a cybersecurity breach.

As the majority of the State’s workforce has shifted to remote work, the State has experienced COVID-19 pandemic-themed email threats. In addition to its multi-stage mail filtering solution, the State worked to mitigate email risks by increasing security awareness training, communications, and phishing simulation exercises. The State recognizes that having employees work from home utilizing their home networks rather than at their State offices location and through the State network that has defense-in-depth protections, introduces additional risks. As of April 9, 2021, the State had not identified any increase in malware infections or compromises of endpoints that were being operated from home networks. Employees were continuously being provided with threat identification and risk mitigation communications, and the State security operations center had increased monitoring for all threats.

Health Benefits

Fiscal Year 2022 recommended appropriations for employee health benefits and PRM benefits assume $51 million in savings from new planned reforms, including setting pre-determined pricing for certain medical services and requiring that an entire course of medical treatment for certain procedures be conducted at facilities that offer sustained quality performance in a particular area of medicine. The Fiscal Year 2022 recommendation also includes $37.3 million of savings from changes implemented in January 2021, including new health plans for educator early retirees with out-of-network reforms, new Medicare Advantage rates and a closed formulary for Medicare-eligible educators. As of April 9, 2021, there had been $146 million of Coronavirus Relief Fund (“CRF”) monies allocated to State Health Benefits for COVID-19 related medical claims.

Other Factors

In recent years, the need for the Tort Claims Liability Fund and the Medical Malpractice Self-Insurance Fund for Rutgers, The State University of New Jersey (“Rutgers”), Rowan University (“Rowan”) and University Hospital in Newark, New Jersey (“University Hospital”) has exceeded originally appropriated levels.

In Fiscal Year 2022, medical costs for NJ FamilyCare and for State employee health care costs could fluctuate based on actual utilization rates and varying prescription drug prices and rebates. The State contracts with managed care organizations to provide services to most NJ FamilyCare clients, which includes the cost of the home and community-based services portion of managed long-term services and supports. In addition, NJ FamilyCare resources assume recoveries from fraud, national settlements, pharmaceutical rebates, and other sources that have been historically difficult to predict. Projected costs in these areas are closely monitored and constantly updated.

The Governor’s Fiscal Year 2022 Budget Message also includes enhanced federal Medicaid matching funds of 6.2% through December 31, 2021, under the Families First Coronavirus Response Act (“FFCRA”). Should there be a change in the federal Public Health Emergency period, and a reduction in this matching rate, State supplemental appropriations may be required to support the costs.

The cost of community-based services for clients with intellectual and developmental disabilities could fluctuate and may require supplemental funding in Fiscal Year 2022. This cost depends on the amount of services clients need during the year, including emergency residential placements. Projected costs in this area are closely monitored and constantly updated.

Contracts for various Executive Branch employees and Judicial Branch employees are in various stages of negotiations.

A base allocation of $10 million for winter operations is included in the Governor’s Fiscal Year 2022 Budget Message. The Budget Director is authorized to provide supplemental appropriations for costs in excess of the base. Between Fiscal Years 2018 and 2021, these annual supplemental appropriations have averaged approximately $68.7 million.

In order to partially accommodate the increase in formula aid provided to school districts that were identified as underfunded per the modified school funding formula, $197.0 million was reduced from the appropriation to school districts considered overfunded. The reduction in funding may lead to fiscal distress in these school districts which could require Emergency Aid funding in order to fully support Fiscal Year 2022 needs. However, the Fiscal Year 2022 budget includes $50 million of Stabilization Aid to help assist districts transition to the reduction schedule of the modified school funding formula.

The Coronavirus Response and Relief Supplemental Appropriations Act, 2021 (“CRRSA”) appropriated additional federal support under the Elementary and Secondary School Emergency Relief Fund (the original round of authorized funds referred to herein as “ESSER” and the second round of authorized funds referred to herein as “ESSER II”), and the Governor’s Emergency Education Relief Fund (“GEERF II”), to supplement funds provided under the CARES Act to address the impact of COVID-19 on elementary, secondary and higher education. CRRSA requires states that receive these funds to maintain support for elementary and secondary education and higher education in Fiscal Year 2022 based on the proportional share of the State’s support for those same categories averaged over Fiscal Years 2017 through 2019. The U.S. Department of Education has provided limited guidance on this maintenance of effort (“MOE”) requirement. However, based on that limited guidance, New Jersey does not meet the MOE as it relates to higher education. Although New Jersey may request a waiver, it is uncertain if New Jersey will qualify for a waiver. It is uncertain how New Jersey will need to rectify the MOE issue. It is possible New Jersey may have to pay some portion of funding back to the federal government.

The American Rescue Plan Act (“ARP”) also provides funding under ESSER (“ARP ESSER”), and contains a similar MOE provision, which the State currently meets for elementary and secondary education, but does not meet for higher education, as previously noted. However, like the CRRSA, ARP does allow the State to apply for a waiver. As of April 9, 2021, it was unknown how funds would be repaid by the State if the waiver is not approved. In addition, the ARP ESSER also contains a maintenance of equity provision that does not allow the State to reduce per pupil funding for the highest need districts in either Fiscal Year 2022 or 2023 by more than any per pupil reduction across all districts, and requires that the State maintain the per pupil funding for the highest need districts at least at the Fiscal Year 2019 amount. Local school districts must also meet a maintenance of equity requirement. The State may not meet the maintenance of equity provision in Fiscal Year 2022, and there is no waiver provision for maintenance of equity. As of April 9, 2021, it was unknown how the federal government would respond to States and or districts that cannot meet this requirement.

Following enactment of the Appropriations Act, the State closely monitors revenues and expenditures, comparing actual results to projections. Such monitoring has identified where actual expenditures and commitments in various items of appropriation have been less than originally anticipated. Though the factors above could require certain supplemental appropriations in Fiscal Years 2021 and 2022, identified budget savings have offset fully or substantially the need for supplemental appropriations in prior fiscal years. In the past, factors resulting in such budget savings have included, but have not been limited to: attrition of the State workforce; trend changes in the marketplace; and shifts in demographics and service beneficiaries’ utilization rates. Consistent with past experience, it is likely that certain appropriations will exceed actual expenditures and commitments by the close of Fiscal Year 2022, allowing for flexibility to either fully or substantially address the need for other appropriations that arise through the course of the fiscal year, or to add to the undesignated fund balance.

REVENUE SOURCES AND STATE FUNDS

Governmental Funds

Governmental funds finance most Direct State Services, which support the normal operations of State government. The governmental funds’ financial statements focus on current inflows and outflows of expendable resources and the unexpended balances at the end of a fiscal year that are available for future spending. Governmental fund information helps determine whether or not there was an addition or a reduction in financial resources that can be spent in the near future to finance State programs.

The State’s governmental funds are the General Fund, which receives revenues from taxes that are unrestricted by statute, most federal revenue and certain miscellaneous revenue items; the Property Tax Relief Fund, which receives revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform; the Special Revenue Funds, which are used to account for resources legally restricted to expenditure for specified purposes; and the Capital Projects Funds, which are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. The Capital Projects Funds includes the Special Transportation Fund which is used to account for financial resources for State transportation projects. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include the State’s Pension Plans, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

Federal Aid

Federal Aid Receipts

In general, federal aid receipts in the General Fund and Special Transportation Fund of the State do not have a material impact on the financial condition of the General Fund of the State because federal aid receipts are required to be applied to specific designated expenditures, and the amount of federal aid receipts matches the amount of such expenditures. In some circumstances, federal aid receipts do impact the General Fund because they offset expenditures that the State would otherwise be required to make. In addition, with respect to many of the programs pursuant to which the State receives federal aid, the State is subject to audits of the expenditures to ensure that the State complied with the program requirements. In instances in which the State makes expenditures in violation of program requirements, the State may be obligated to repay the federal government the amounts of such expenditures and other associated amounts.

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2018 through 2020, which are non-budgeted revenues, amounted to $14,408.3 million, $14,951.7 million and $16,414.2 million, respectively. As of April 9, 2021, federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2021 and for Fiscal Year 2022 were estimated to be $17,851.9 million and $19,210.4 million respectively. Such federal aid receipts for Fiscal Year 2022 are composed of $12,564.4 million for health related family programs under Titles XIX and XXI, $1,236.9 million for other human services, $966.7 million for Title I and other education, $541.9 million for labor, $1,147.8 million for transportation, and the remainder for all other federal aid programs.

Any changes by the federal government in how census data is collected and utilized may impact certain census data-based future federal awards made to New Jersey.

Federal Coronavirus Relief Aid

The CARES Act established a $150 billion CRF. The State received approximately $2.4 billion in CRF funds. These funds are subject to the CARES Act and guidance from the U.S. Department of the Treasury on eligible uses of these funds. The CARES Act required that the payments from the CRF only be used to support unbudgeted, COVID-19 expenses that were incurred between March 1 and December 30, 2020. On December 27, 2020, CRRSA was enacted, which amended and supplemented the CARES Act. One of the changes in CRRSA was to extend the CRF deadline from December 30, 2020 to December 31, 2021. Following these guidelines, as of April 9, 2021, the State had plans to expend the funds in the following categories: Payroll, Health Benefits and State Capacity; Child Care, K-12 and Higher Education; Social Services and Health Care Supports; COVID-Related Emergency Spending; and Local Government, Economic Development, and Housing Assistance. Any CRF funding that is not expended on costs incurred between March 1, 2020 and December 31, 2021 must be returned to the U.S. Department of the Treasury.

In addition to the CRF, other federal funds are available to help mitigate the financial pressures of COVID-19. Under the Robert T. Stafford Relief and Emergency Assistance Act, the President declared a nationwide emergency for COVID-19, which allows New Jersey to apply for public assistance reimbursements from FEMA. As of April 9, 2021, New Jersey had at least $750 million in funding available to support 100% of qualifying expenditures. The FFCRA provides a temporary 6.2 percentage point increase to qualifying Federal Medical Assistance Percentage (“FMAP”) effective beginning January 1, 2020 and extending through the last day of the calendar quarter in which the public health emergency terminates. New Jersey had been awarded approximately $1,090 million as of March 24, 2021 but, as of April 9, 2021, was expecting to continue to receive the enhanced FMAP through December 31, 2021. In order to qualify for the enhanced FMAP, states must maintain eligibility standards that are no more restrictive than those in place as of January 1, 2020; not charge premiums that exceed those in places as of January 1, 2020; cover, without cost sharing, testing, services and treatment related to COVID-19; and not terminate individuals from Medicaid if they were enrolled at the beginning of the emergency period. The federal government by means of the Paycheck Protection Program and Health Care Enhancement Act of 2020 is awarding a total of $10.25 billion nationally to support a broad range of COVID-19 testing and epidemiologic surveillance related activities. New Jersey has received approximately $614 million of these funds. CRRSA has provided an Emergency Rental Assistance (“ERA”) program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. New Jersey has been awarded $344 million to support the ERA program. The CARES Act also authorized an Elementary and Secondary School Emergency Relief Fund, with funds allocated to State educational agencies to provide funding to local educational agencies to address the impact of COVID-19. New Jersey was awarded $310 million in ESSER funds. CRRSA authorized ESSER II, and, as of April 9, 2021, New Jersey had received $1.231 billion in funds with a period of performance through September of 2023. There are numerous other federal aid grants that have been allocated to various State departments and agencies. Taking into account all available federal relief aid, as of March 24, 2021, New Jersey had received almost $23.5 billion in federal aid grant awards including awards that went directly to the New Jersey Department of Labor and Workforce Development (“DOLWD”).

As with all federal aid grants, the expenditure and use of these funds will be subject to federal audit. As of April 9, 2021, the State was utilizing a host of internal controls and documentation to ensure, to the greatest extent possible, that the expenditure of funds complied with the federal regulations and guidance.

State Unemployment Insurance Trust Fund

In Fiscal Year 2018, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.1 billion in contributions from employers and workers while paying out approximately $2.0 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2019, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $1.9 billion. In Fiscal Year 2020, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $4.3 billion. As of June 30, 2020, the State’s Trust Fund balance, on a cash basis, was approximately $0.9 billion.

Under State law, the State unemployment tax rate charged to employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. For Fiscal Year 2021, the statutorily calculated employer tax rate remains the same as Fiscal Year 2020. The minimal base Federal Unemployment Tax Act rate did not change and remains at 0.6%. The employee State unemployment rate did not change and remains at 0.38%.

Pursuant to Article VIII, section 2, paragraph 8 of the State Constitution, all contributions collected by the State from any employer or employee for the Trust Fund are dedicated solely to the purpose of providing and administering unemployment benefits.

As a result of the COVID-19 pandemic, from March 15, 2020 to March 11, 2021, there have been approximately 2.0 million initial UI claims filed. Unemployed State residents are benefiting from multiple UI benefit enhancements as provided for in the CARES Act, which are 100% federally funded. Due to the large increase in claims activity, the State borrowed $704 million in Calendar Year 2020 and an additional $182 million in January and February 2021, bringing the loan balance to $886 million as of February 28, 2021. These advances will be interest free through September 6, 2021.

Due to the tremendous influx of UI data and the related output of UI benefits, there has been an increase in the number of suspected fraudulent claims for UI benefits in the State. The State understands that suspected fraudulent UI claims have become a national problem. As of April 9, 2021, the DOLWD was working to develop preventative safeguards to limit fraudulent payments and the State Treasurer was monitoring these developments.

Programs Funded Under Recommended Appropriations in Fiscal Year 2022

$44,832 million is recommended for Fiscal Year 2022 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. $19,986 million (45%) is recommended for State Aid, which consists of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities. $13,067 million (29%) is recommended for Grants-in-Aid, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. $9,450 million (21%) is recommended for Direct State Services, which supports the operation of the State government’s departments, the Governor’s Office, several commissions, the State Legislature and the Judiciary. $1,934 million (4%) is recommended for Capital Construction, which supports capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. $395 million (1%) is recommended for Debt Service on State General Obligation Bonds.

In Fiscal Year 2022, $5,292 million is recommended to the Pension Plans from State funds. This recommendation does not include the impact of the Lottery Enterprise contribution.

Capital Construction

All recommended appropriations for capital projects were subject to the review of the Commission which voted to recommend such funding at its meeting on February 18, 2021. The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the CAFR, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits. The debt report is not an audited report.

For Fiscal Year 2022, requests for Capital Construction funding were substantially higher than the amount recommended by the Commission. The recommended appropriations for Capital Construction contained in Fiscal Year 2022 are largely based on the recommendations of the Commission. There can be no assurance that the amounts ultimately appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests will not be substantially greater in future years.

Transportation Capital Program

L. 2016, c. 56, provides for an eight (8) year, $16 billion Transportation Capital Program between Fiscal Year 2017 and Fiscal Year 2024. The Governor’s Fiscal Year 2022 Budget Message includes a $2 billion Transportation Capital Program for NJDOT, NJTC and local governments.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2022 recommended appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $4,352 million. Of this amount $395.2 million represents principal and interest payments for General Obligation Bonds.

The Governor’s Fiscal Year 2022 Budget Message recommends appropriations for debt service on State Appropriation Obligations in the aggregate amount of $3,957 million.

LITIGATION

The following are cases pending or threatened, as of April 9, 2021, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Abbott v. Burke (Motion in Aid of Litigants’ Rights). On January 28, 2021, the State Defendants (consisting of the Commissioner of Education and the Schools Development Authority (“SDA”)) received a motion in aid of litigants’ rights filed by the Education Law Center (the “ELC”) seeking an order from the New Jersey Supreme Court to compel the State Defendants to seek and secure by June 30, 2021, from the Legislature school construction funding as is needed and required to manage, undertake, and complete the school facilities projects in the SDA 2019 Statewide Strategic Plan. The motion also seeks for the State Defendants to seek and secure funds from the Legislature by June 30, 2021, for health and safety projects, including those necessary to ensure the safe reopening and operation of school buildings in SDA Districts during the ongoing COVID-19 health crisis. The ELC is seeking to enforce the school facilities construction funding mandate set forth in Abbott v. Burke, 153 N.J. 480 (1998) and Abbott v. Burke, 164 N.J. 84 (2000). State Defendants filed its opposition to the motion on March 22, 2021. As of April 9, 2021, the State was vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the New Jersey Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included a 100-acre parcel previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acre-parcel previously developed, and that the DEP could not approve development of the 80 remaining acres without first adopting rules. Since the DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. DEP filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued an amelioration authorization which approved development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. The authorization was consistent with municipal residential zoning, requiring conservation of the remaining 75 acres. DEP also required mitigation of 25 acres of barren land to serve the migratory bird species that uses the subject property. Plaintiff reinstated its longstanding complaint in the trial court, claiming that DEP’s amelioration authorization was excessive for this type of environmentally sensitive property and therefore did not follow DEP’s rules, and was also inadequate to avoid a taking.

Trial was scheduled to begin November 12, 2019, but the new trial court judge sua sponte requested emergent briefing on the issue of burden of proof, reversed the decision of the previous judge who had ruled that DEP had the burden of proof, and declared a mistrial. With the burden rightfully placed on Plaintiff, the Plaintiff requested an adjournment of the trial and additional discovery. A new trial date has not been set by the trial court. Surrounding neighbors also formed a nonprofit entity and intervened to challenge the DEP’s amelioration authorization. On March 10, 2021, the parties entered into a settlement to resolve this matter.

NL Industries, Inc. v. State of New Jersey. The Raritan Bay Slag Superfund Site (the “Site”) is approximately 47 acres of real property located in the Laurence Harbor section of Old Bridge Township and Sayreville. Portions of the Site are located on State riparian lands. In 2012, the United States Environmental Protection Agency (“EPA”) informed NL Industries, Inc. (“NL”) that EPA believed that slag was generated, in part or in whole, by NL’s (then National Lead Industries) lead-smelting facility in Perth Amboy. EPA selected a remediation remedy and named NL as the potentially responsible party subject to enforcement. On March 19, 2014, NL filed an initial complaint for contribution against the State in the Superior Court, Law Division for the costs to remediate the Site. On August 16, 2017, NL filed an amended complaint alleging that in the 1980s the State dredged areas that were impacted by hazardous substances, transported the contaminated sediments and discharged the hazardous substances on areas of the Site, and that the State had caused, or contributed to, the discharge by virtue of the State’s failure, as owner of a portion of the Site, to remove the slag after the enactment of the Spill Compensation and Control Act (“Spill Act”), N.J.S.A. 58:10 23.11 et seq., in 1977. In the amended complaint, NL sought declaratory relief as to the State’s liability for cleanup and removal costs, including future costs or damages. The State filed its answer denying liability and asserting defenses under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. The State also filed a counterclaim asserting claims under the Spill Act seeking the State’s past and future remediation costs, and natural resource damages. Mediation of this matter began in 2018 and, as a result, NL withdrew its complaint and the State withdrew its counterclaim, both without prejudice. As of April 9, 2021, the State continued to mediate this matter with all involved parties. As of April 9, 2021, the State was vigorously defending this matter.

Chapter 7 Trustee for Richard Bernardi, Marilyn Bernardi & Strategic Environmental Partners v. New Jersey Department of Environmental Protection. Richard Bernardi, Marilyn Bernardi, and Strategic Environmental Partners (collectively, “Debtors”) are Chapter 7 Debtors in Federal Bankruptcy Court, Trenton. Debtors are the owners/operators of the former “Fenimore Landfill” in Roxbury Township, Morris County. In February 2011, Debtors purchased the landfill property with the stated purpose of closing the landfill and redeveloping it as a solar farm. In conjunction with closure of the landfill, Debtors were authorized to import certain solid waste material. Between November 2012 and June 26, 2013, the DEP investigated over 2500 complaints of noxious hydrogen sulfide gas (“H2S”) odors emitting from the landfill. On June 26, 2013, following enactment of the “Legacy Landfill Law,” N.J.S.A. 13:1 E-125.1 et seq., DEP issued an emergency order authorizing DEP to enter the landfill property to take measures to abate the H2S odors, which the Debtors had failed to control. DEP entered the property and eventually installed a gas collection system, thermal oxidizer and scrubber to capture and destroy the H2S. DEP continues to occupy a portion of the property in order to operate the H2S treatment systems.

In June 2016, the Debtors filed separate bankruptcy petitions under Chapter 11 of the Bankruptcy Code and a trustee was appointed (the “Chapter 7 Trustee”). In July 2017 the matters were consolidated and converted to Chapter 7 bankruptcy. In December 2017, the Chapter 7 Trustee’s counsel advised DEP that they were preparing an adversary complaint in Bankruptcy Court against the DEP seeking damages for DEP’s take-over. After brief settlement discussions, on June 14, 2018, the Chapter 7 Trustee filed the adversary complaint for unspecified damages, alleging, inter alia, a taking of Debtors’ property without just compensation. DEP filed counter-claims seeking costs incurred to date by DEP abating the H2S emissions. As of April 9, 2021, discovery was ongoing and the trial was tentatively scheduled to begin in August 2021. As of April 9, 2021, the State was vigorously defending this matter.

PDX North, Inc., and SLS Delivery Services, Inc. v. Robert Asaro-Angelo (in his capacity as Commissioner of the Department of Labor and Workforce Development). PDX North, Inc. (“PDX”) facilitates, brokers and provides distribution and transportation services of wholesale auto parts to auto dealers in the northeast. DOLWD issued three (3) assessments to PDX for unpaid contributions under New Jersey’s unemployment compensation law from 2006 to 2015. PDX has challenged those assessments in the New Jersey Office of Administrative Law (“NJOAL”).

PDX filed a federal complaint and sought to declare void and permanently enjoin the enforcement of the unemployment compensation tax exemptions set forth in N.J.S.A. 43:21-19(i)(6) and -19(i)(7)(X), claiming those statutes are preempted by the Federal Aviation Administration Authorization Act of 1994 (“FAAAA”), 49 U.S.C. § 1450l(c). The complaint specifically alleged that PDX was damaged by the imposition of three (3) audit assessments lodged by the DOLWD for unpaid unemployment compensation taxes. PDX also claimed that it would have to substantially change its business model because of its inability to satisfy the exemptions promulgated in N.J.S.A. 43:21-19(i)(6) and -19(i)(7)(X).

SLS Delivery Services, Inc. (“SLS”) facilitates and provides distribution and transportation services of packages and parcels to national and international carriers. SLS was permitted to intervene in the PDX federal complaint as a plaintiff and SLS sought the same relief as PDX. On July 29, 2019, the U.S. District Court entered judgment in favor of the DOLWD with respect to both the PDX complaint and the SLS complaint. Both PDX and SLS appealed the District Court’s decision to the Third Circuit. The appeal was fully briefed and oral argument took place on April 15, 2020. The Third Circuit issued a published decision on October 22, 2020, affirming the District Court’s decision in favor of DOLWD with respect to PDX and remanded back to the U.S. District Court as to SLS. PDX filed a petition for certiorari with the U.S. Supreme Court on March 19, 2021. On January 8, 2021, the DOLWD filed a motion for judgement on the pleadings, seeking to dismiss SLS’s complaint in its entirety.

With respect to the SLS matter, the parties have agreed to a settlement in principle. As of April 9, 2021, the PDX matter was stayed in the OAL pending the federal matter. As of April 9, 2021, the State was vigorously defending this matter.

Verizon Americas Inc. (fka Vodafone Americas Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. (“Verizon”) filed a series of Complaints in the Tax Court of New Jersey, contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) CBT Act, N.J.S.A. 54:10A-1 et seq., refund denials. The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and subject to CBT. In addition, the Division concluded that Verizon is “unitary” with the partnership and, thus, subject to CBT. In the Complaints, Verizon asserts that it is not subject to tax and entitled to a refund for tax years ending December 2002 through March 2014. As of April 9, 2021, the parties were in the discovery stage. As of April 9, 2021, the State was vigorously defending this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the Division seeking a refund of self-procured insurance premium taxes paid pursuant to N.J.S.A. 17:22-6.64 for the period November 1, 2011 through March 31, 2015. Johnson & Johnson obtained its insurance through Middlesex Assurance Company Limited, its captive insurance company domiciled in Vermont. Middlesex Assurance is a nonadmitted insurer, that is, it is not authorized to conduct insurance business in New Jersey. The basis for Johnson & Johnson’s refund request is the assertion that the Nonadmitted and Reinsurance Reform Act and, by extension, N.J.S.A. 17:22-6.64, were never intended to apply to captive insurance companies. On August 9, 2016, the Division denied Johnson & Johnson’s refund claim. Johnson & Johnson filed a complaint in the Tax Court on October 24, 2016 challenging the Division’s denial of the refund claim. The State’s answer was filed on February 21, 2017. Both parties moved for summary judgment. The motions were argued in the Tax Court on February 26, 2018. The Tax Court issued a published opinion and order on June 15, 2018, granting summary judgment to the State and dismissing Johnson & Johnson’s complaint. Johnson & Johnson filed a notice of appeal with the Appellate Division on July 27, 2018. On September 25, 2019, the Appellate Division reversed the Tax Court decision and remanded the case to the Tax Court for determination of the refund amount due. The State filed a petition for certification with the New Jersey Supreme Court. The Supreme Court granted the petition for certification on February 19, 2020. The New Jersey Supreme Court issued a per curiam opinion on December 7, 2020, affirming the Appellate Division’s opinion.

Public Service Electric & Gas Company, Inc. v. Director, Division of Taxation. For tax years 2006 through 2014, Public Service Electric & Gas Company, Inc. (“PSE&G”) filed CBT returns and included its transitional energy facility assessment (“TEFA”) in its CBT base, in accordance with N.J.S.A. 54:10A-4.1. Thereafter, PSE&G recalculated its CBT liability, removed the TEFA from the tax base and sought a CBT refund. Notably, the Appellate Division recently concluded that TEFA payments are included in the CBT base and denied a similar refund claim. Rockland Elec. Co. v. Director, Div. of Taxation, 30 N.J. Tax 448 (Tax 2018), aff’d., A-4522-l7T2 (App. Div. June 24, 2019), cert. denied. Rockland Elec. Co. is now final and binding upon the Tax Court. The Division denied PSE&G’s refund claim. On or about May 28, 2019, PSE&G filed a Complaint in the Tax Court of New Jersey, contesting the CBT refund denial. The Division filed its answer to the complaint. As of April 9, 2021, the State was vigorously defending this matter.

Stanislaus Food Products Co. v. Director, Division of Taxation. On or about July 31, 2017, Stanislaus Foods filed a complaint in the Tax Court contesting the constitutionality of the CBT’s Alternative Minimum Assessment (“AMA”) component. For periods after June 30, 2006, the AMA is $0, except for foreign corporations protected from income tax by the Interstate Income Act of 1959, P.L. 86-272. Stanislaus Foods alleges the AMA discriminates against foreign corporations in violation of the federal constitution’s Dormant Commerce Clause and Supremacy Clause. The parties filed partial cross-motions for summary judgment. On June 28, 2019, the Tax Court concluded that the AMA, for periods after June 30, 2016, conflicts with the mandates of P.L. 86-272, and thus, violates the federal Supremacy Clause. The remainder of the case continues to proceed in Tax Court to address remaining non-constitutional issues. The Division filed a motion for reconsideration on March 2, 2020, and the Tax Court heard oral argument on June 19, 2020. As of April 9, 2021, the Tax Court had not yet issued its decision. As of April 9, 2021 the State was vigorously defending this matter.

Cargill Meat Solutions Corporation. v. Director, Division of Taxation. Plaintiff, based out of Kansas, sells meat products and services throughout the United States. Plaintiff does not engage in meat processing or packaging in New Jersey. Rather, its operations in New Jersey are limited to storage and distribution, as it arranges for delivery of its products to a 180-mile radius market covering portions of Pennsylvania, New Jersey, New York and Maryland. In calculating its New Jersey Litter Control Fee liabilities, Plaintiff took a $465 million deduction in 2014 and $509 million deduction in 2015, claiming its sales to wholesalers are not subject to the Litter Control Fee under N.J.S.A. 13:1E-216(a), the wholesaler-to-wholesaler exception. The Division disallowed these deductions, finding that the Plaintiff was not entitled to the wholesaler-to-wholesaler exception because even though Plaintiff’s sales were all to wholesalers, the Plaintiff is a manufacturer and, thus, not entitled to a wholesaler exemption. The Division imposed additional Litter Control Fee to comport with the disallowance of the deductions. Plaintiff filed a complaint with the Tax Court contesting the denial of the deduction and, to invalidate the additional Litter Control Fee assessment by challenging the facial constitutionality of the Litter Control Fee statute. The Division filed an answer on July 16, 2018, and on June 14, 2019, filed a motion to dismiss the facial constitutional challenge to the Litter Control Fee. On March 12, 2020, the court granted the Division’s motion. As of April 9, 2021, oral argument was scheduled for April 16, 2021. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the Plaintiff child was allegedly assaulted by her biological father, suffering severe injuries. Plaintiff alleged that the New Jersey Department of Children Protection and Permanency (“DCPP”) knew that the Plaintiff’s parents had a history of drug and alcohol abuse, psychiatric problems and were unemployed. The biological mother had two other children removed from her care and was in a methadone program when the Plaintiff was born. The biological father also had an extensive criminal history of domestic violence. Plaintiff claims DCPP failed to comply with its own policy and procedure, failed to remove the Plaintiff from the home, negligent training, violation of the New Jersey Child Placement Bill of Rights, and Section 1983 claims. The complaint was filed in State court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State’s motion to dismiss the complaint was denied without prejudice on May 8, 2015. The Plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

J.A. v. Monroe Township Board of Education. On May 23, 2018, Plaintiffs filed a complaint in the U.S. District Court for the District of New Jersey naming the New Jersey Department of Education (“NJDOE”), NJOAL, Commissioner of Education, and Administrative Law Judge Jeffrey R. Wilson (collectively, the “State Defendants”) as well as the Monroe Township Board of Education, as defendants. Plaintiffs purport to bring class action claims against State Defendants under the Individuals with Disabilities Education Act (“IDEA”) P.L. 101-476 and 42 U.S.C. § 1983 alleging two (2) separate systemic violations of the IDEA. Plaintiffs also sought to bring a class action declaratory judgment claim against State Defendants and to appeal three (3) separate interlocutory orders of the Administrative Law Judge. Among other things, Plaintiffs seek the following relief: (1) a trust fund to provide educational services to all class members for the denial of a Free and Appropriate Public Education (“FAPE”) as such term is defined in IDEA; (2) a trust fund to reimburse class members for the denial of a FAPE; (3) punitive damages; and (4) attorneys’ fees and costs.

State Defendants filed a motion to dismiss. Plaintiffs opposed that motion and subsequently filed a motion to amend the complaint, seeking to add additional plaintiffs and a claim for “Federal Preemption”. The proposed amended complaint sought the same relief as the original complaint. As of April 9, 2021, the U.S. District Court has yet to issue a decision on the State Defendants’ motion to dismiss and the Plaintiffs’ motion to amend the complaint.

The State Defendants renewed the motion to dismiss the amended complaint. With that motion pending, Plaintiffs filed a motion on May 30, 2020, seeking to supplement the record with the opinion and transcript of the motion to dismiss decision filed in C.P., et al. v. NJDOE, et al., 1:19-cv-12807 (NLH/KMW) (“C.P.”). (C.P. is a related matter with similar claims, but only seeks injunctive and declaratory relief). On June 28, 2020, the U.S. District Court denied the State Defendants motion to dismiss without prejudice and ordered the parties to show cause as to why this matter should not instead be consolidated with the C.P. matter. Both parties opposed consolidation and Plaintiffs instead proposed to stay this matter until the C.P. matter has been fully litigated and appealed. However, as April 9, 2021, Plaintiffs had not yet filed a motion for a stay. As of April 9, 2021, the U.S. District Court had not issued a formal order or decision on this State Defendants’ motion to dismiss the amended complaint, and the State Defendants’ time to answer the amended complaint had been extended until such time as the U.S. District Court does so. As of April 9, 2021, the State was vigorously defending this matter.

J.A. v. Monroe Township Board of Education, et al. United State District Court for the District of New Jersey, (NLH/KMW). On July 28, 2020, Plaintiff J.A., individually and on behalf of her minor child J.A., filed a complaint in the New Jersey District Court naming the NJDOE, NJOAL, Kevin Dehmer, Interim Commissioner of Education, Administrative Law Judge MaryAnn Bogan, Administrative Law Judge Joseph A. Ascione and NJDOEs 1-250 Similarly Situated Administrative Law Judges,

as well as the Monroe Township Board of Education (collectively, “Defendants”). Plaintiff’s Complaint alleges various systemic violations of the IDEA and 42 U.S.C. § 1983; a claim of discrimination under the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq.; and a claim of retaliation pursuant to Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. §701 et seq. Plaintiff also seeks to appeal a final decision and order of ALJ Ascione’s ruling in Monroe Twp. Bd. of Ed. v. J.A. et al., OAL Dkt. No. EDS 04281-2020S (the subject of this litigation). Plaintiff seeks declaratory and injunctive relief and monetary relief as follows: (1) damages in the amount of $400,000,000; (2) punitive damages in excess of $4,500,000,000; (3) compensatory education; and (4) attorneys’ fees and costs. The Defendants’ filed a motion to dismiss in lieu of an answer on November 19, 2020. As of April 9, 2021, the State was vigorously defend this matter.

J.A. v. New Jersey Department of Education et al. On March 23, 2021, Plaintiff J.A., individually and on behalf of her minor child J.A., filed a complaint in the New Jersey District Court naming the NJDOE, NJOAL, Kevin Dehmer, Interim Commissioner of Education, Administrative Law Judge Ellen Bass, Administrative Law Judge Jeffrey Wilson, Administrative Law Judge John S. Kennedy, and Administrative Law Judge Catherine Tuohy, and NJDOEs 1-250 Similarly Situated Administrative Law Judges, as well as the Monroe Township Board of Education (collectively, the “State Defendants”). Plaintiff’s complaint alleges various systemic violations of the IDEA and 42 U.S.C. § 1983; a claim of discrimination under the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq.; a systemic “malicious abuse of process” claim; a “federal preemption” claim; and a claim of retaliation pursuant to Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. §701 et seq. Plaintiff also seeks to appeal a final decision and order of ALJ Tuohy ruling in Monroe Twp. Bd. of Ed. v. J.A. et al. Plaintiff seeks declaratory and injunctive relief; monetary relief; compensatory education and services; and attorneys’ fees and costs. As of April 9, 2021, the State was vigorously defending this matter.

Jersey City Board of Education and E.H., a minor, by his guardian ad litem, Shanna C. Givens v. State of New Jersey. On April 29, 2019, the Jersey City Board of Education (“JCBOE”) and E.H., a minor, by his guardian ad litem, Shanna C. Givens (“Plaintiffs”) filed a complaint against the State and various State officials (collectively, the “State Defendants”) alleging that the recent amendments to the School Funding Reform Act, N.J.S.A. 18A:7F-43 to -63 (the “Amendments”), violate the State’s constitutional requirement to “provide for the maintenance and support of a thorough and efficient system of free public schools...” N.J. Const. art. VIII, § 4. The Amendments at issue slowly phase out certain additional State aid previously granted to “SDA Districts”. The phase out of this additional State aid is to occur over a six-year period beginning in the 2019-2020 school year. Plaintiffs allege that the reduction in State aid to JCBOE will jeopardize JCBOE’s ability to provide the level of funding necessary to meet the legal standard of a “thorough and efficient” education.

The Plaintiffs seek, among other things, a preliminary and permanent injunction enjoining the State Defendants from reducing funding to JCBOE. On July 23, 2019, Plaintiffs filed a first amended complaint, which continues to allege that the reduction in State aid to JCBOE as a result of the School Refunding Reform Act Amendments will jeopardize JCBOE’s ability to provide a thorough and efficient education to its students. The State Defendants filed a motion to dismiss the first amended complaint, which was denied by the trial court on January 17, 2020. The State Defendants filed an answer to the first amended complaint on March 4, 2020. On September 1, 2020, the Plaintiffs filed a second amended complaint, which made factual and substantive allegations identical to the first amended complaint and merely made changes to the identity of a participating minor-plaintiff. The State Defendants’ filed an answer to the second amended complaint. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

Lorillard Tobacco Co. v. Director, Division of Taxation. This case involves constitutional challenges to the Division’s regulation, N.J.A.C. 18:7-5.18(b), the Division’s interpretation of the unreasonableness exception to the State’s corporate royalty addback statute, N.J.S.A. 54:10A-4.4(c)(1)(b), and Division’s Schedule G-2, which implements the calculation of the unreasonable exception based on Taxation’s interpretation of its regulation. In 2006, the Division assessed CBT on a subsidiary of Lorillard Tobacco Co. (“Lorillard”) for tax years 1999-2004 based on royalty payments the subsidiary had received from Lorillard. The subsidiary was a non-filer in New Jersey and contested the assessment in the New Jersey Tax Court claiming, among other things, that it did not have physical presence in the State so it lacked substantial nexus to permit it to be subject to CBT. While the subsidiary’s case was pending in the Tax Court, Lorillard filed refund claims for 2002-2005 by filing amended CBT returns, claiming it would be improper, unreasonable, and unconstitutional to deny it a deduction for the royalty payments if, at the same time, the Division subjected its subsidiary to tax on such amounts. Taxation denied the claims as “protective” and Lorillard filed a complaint with the Tax Court in 2007. The subsidiary ultimately conceded nexus, filed CBT returns and paid taxes under the State’s 2009 Tax Amnesty program, after the U.S. Supreme Court denied certiorari regarding the New Jersey Supreme Court decision in Lanco v. Dir., Div. of Taxation, 188 N.J. 380 (2006). In Lanco, the Court held that the State could subject a taxpayer to

CBT even though it lacked physical presence in the State. Thereafter, Lorillard sought an expedited payment of the CBT refund based on the Division’s Schedule G-2 calculation, which limited Lorillard’s deduction due to its subsidiary’s lower allocation factor. Lorillard reserved its challenge to the remainder of the exemption. In 2012, Lorillard filed another complaint with the Tax Court challenging the Division’s partial refund denial for tax years 2008-2010 on the same basis as the 2007 complaint.

Lorillard claims that the Division improperly and unconstitutionally granted only a partial deduction of royalty payments that Lorillard made to its subsidiary. In February 2019, the Tax Court issued a decision granting Lorillard summary judgment, and holding that the Division’s denial of a deduction for the full amount of royalties Lorillard paid was not a reasonable exercise of the Division’s discretion. The Tax Court found it unnecessary to address Lorillard’s constitutional attacks.

The Division appealed to the Appellate Division, and Lorillard filed a cross-appeal, re-asserting its constitutional challenges. The Tax Court issued a final judgment on Lorillard’s 2012 complaint based on its reasoning regarding the 2007 complaint. Both parties again appealed and the matters were consolidated by the Appellate Division. Oral argument was held on December 14, 2020. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. As of April 9, 2021, twenty-two audits, which in the aggregate total nearly $1 billion, were in draft or final form but, due to possible revisions or appeals, the final amounts were uncertain. Approximately one-third of the amount above relates to an audit of the State’s School-based Medicaid claiming. However, DHS is disputing the OIG’s audit findings. Given that, as of April 9, 2021, the State was disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. As of April 9, 2021, the State was unable to estimate its exposure for these claim disallowances.

The federal Disaster Relief Appropriations Act of 2013 (the “Disaster Relief Act”) appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities with the impacts of Superstorm Sandy, including funding provided directly to private homeowners and businesses. The Disaster Relief Act allocated funding to the various federal OIGs to conduct audits and investigations related to the expenditure of disaster relief aid. As of April 9, 2021, audits were ongoing or had already been undertaken by the OIG from the U.S. Department of Homeland Security, the U.S. Department of Housing and Urban Development, the U.S. Department of Transportation, and the U.S. Department of Health and Human Services. The State anticipates that there will be continued audit activity throughout the duration of the federally-funded Sandy programs. As with any federal OIG audit or investigation, there is the potential for an OIG recommendation that the federal agency de-obligate funding in the event of non-compliance with federal statutes or regulations.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, with the exception of the School of Osteopathic Medicine which has been transferred to Rowan, and University Hospital, which now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer. University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. As of April 9, 2021, the State was unable to estimate its exposure for these claims.

Approximately two dozen hospitals have challenged in the Office of Administrative Law and the Appellate Division the Medicaid reimbursement rates paid to these hospitals alleging that there were calculation errors or that the methodology used to calculate the rates is incorrect. Additionally, a group of hospitals have challenged the constitutionality of the charity care statute and the inpatient Medicaid rate reimbursement framework. This group of hospitals alleges the losses incurred in treatment of the charity care and Medicaid patients are an unconstitutional taking of the hospitals’ property. These challenges date back to 2002. As of April 9, 2021, the State was vigorously defending this matter and there had been no findings against the State. In the event the hospitals are successful, DHS has advised that they may possibly need to refund millions of dollars to the hospitals over the various relevant years. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

Affirmative Litigation. From time to time, the State initiates litigation against various entities to enforce State laws, contractual and other rights, pursue cost recoveries and natural resource damages in the environmental arena and prosecute entities who have engaged in alleged fraudulent, negligent or other wrongful conduct. As of April 9, 2021, the State has indicated that it is unable to estimate the amount of any monetary recoveries from such affirmative litigation. In addition, depending on which State department, division or agency is the plaintiff, any monetary recoveries may already be included in such State department, division or agency’s revenue estimates for the current fiscal year.

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ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated May 24, 2024 as updated on February 20, 2025. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

As of May 24, 2024, New York was the fourth most populous state in the nation, after California, Texas and Florida, and had a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The U.S. Economy

Economic Outlook. As of February 20, 2025, the U.S. economy marked another year of resilience in 2024 as inflation continued falling without a significant rise in labor market weakness. As a result, the Division of the Budget (DOB) economic outlook has been revised up over the course of the past year. Similarly, the Blue Chip consensus forecast for U.S. real Gross Domestic Product (GDP) growth for 2024 rose steadily from 1.6 percent in January 2024 to 2.7 percent in December 2024. National employment growth has slowed as expected but remains at a healthy pace. The U.S. unemployment rate has ticked up almost half of a percentage point since January 2024 to 4.1 percent as of December. Price inflation has moderated through September 2024 towards the Federal Reserve’s 2.0 percent target, but progress appears to have stalled since. So far, these readings are consistent with an economy settling into a balanced growth path without either accelerating inflation or rising unemployment. Meanwhile, the Federal Reserve has shifted toward a less restrictive monetary policy with the objective of preventing further labor market weakness.

While the 2024 economy exhibited robust economic growth with lower inflation and still low unemployment, the 2025 economic outlook is shaping up to be weaker. Significant policy changes proposed by the new administration may have a meaningful impact on various aspects of the economy, including labor markets, international trade, and business investment. DOB’s baseline forecast partially reflects expected Federal policy changes. However, the size and timing of the policy changes and their implementation remain highly uncertain. DOB’s baseline economic outlook assumes an extension of the tax cuts in the 2017 Tax Cuts and Jobs Act (TCJA) after 2025, a major expansion of tariff hikes, and corresponding retaliation by trading partners that will push up goods prices and weigh on imports and exports. The forecast also reflects a more restrictive immigration policy that will reduce the growth of labor supply. Meanwhile, DOB expects business investment, particularly productivity-enhancing tech investment, may remain strong under the TCJA corporate tax cuts that increase the after-tax return to investment and business-friendly deregulation policies.

On balance, U.S. real GDP growth is forecast to slow from an estimated average pace of 2.7 percent in 2024 to 2.1 percent in 2025 and 2.0 percent in 2026. Thus, this forecast is consistent with the U.S. economy returning to growth rates closer to its long-term potential over the next two years.

However, reaching the Federal Reserve’s target inflation rate is expected to take longer in light of the expected tariff hikes and tax cuts. Monetary policy is likely to continue easing over the next two years, but future rate cuts are anticipated to be more gradual than the pace in 2024. Long-term interest rates are expected to remain elevated. This would curb consumer spending, residential and business investment, as well as employment and income gains.

Inflationary Pressures. As of February 20, 2025, various inflation measures have been ticking up since September 2024, suggesting the disinflation trend that started in mid-2022 may have stalled. Considering that multiple policies proposed by the new administration (tax cuts, tariff hikes, and restrictive immigration policy) will generate additional inflationary pressures in 2025 and 2026, DOB expects U.S. Consumer Price Index (CPI) inflation will drop only slightly to 2.7 percent in 2025 from 3.0 percent in 2024 and remain at 2.7 percent in 2026. Consumer price inflation has fallen substantially from its peak in 2022 and came close to the Federal Reserve’s 2.0 percent inflation target at the end of the third quarter of 2024. However, further progress could take longer than initially expected. Despite potentially renewed inflationary pressures over 2025 and 2026, DOB expects that consumer price inflation is still on track to moderate close to the Federal Reserve’s 2.0 percent target after 2026 if current trends continue in 2025.

National Employment. As of February 20, 2025, the U.S. labor market has cooled gradually throughout 2024. Monthly job gains slowed from 267 thousand per month in the first quarter to 170 thousand on average in the fourth quarter. There had been concerns over whether the employment growth slowed too fast, especially when nonfarm payrolls grew less than 100 thousand jobs per month in August and October. However, the slow growth proved to be temporary, mainly resulting from labor disputes and hurricanes. In general, U.S. employment growth remained positive and healthy in 2024, reducing concerns about an economic downturn.

DOB expects payroll gains to moderate to 100 thousand per month on average in the first half of 2025 as labor demand and supply come into better balance. Total nonfarm employment is projected to grow by 1.0 percent in 2025 following 1.6 percent growth in 2024, before slowing further to a 0.5 percent growth rate in 2026. The unemployment rate is projected to rise to 4.3 percent in 2025 from 4.0 percent on average in 2024. This projection for 2025 reflects expected immigration restrictions.

Risks to the Economic Outlook. As of February 20, 2025, the United States economy faces significant risks in 2025, largely driven by uncertainties surrounding economic policy under the new administration. Extending the provisions of the Tax Cuts and Jobs Act of 2017 (TCJA) could widen Federal budget deficits and increase inflationary pressure in the coming years. Turnovers of global governmental leaders and geopolitical risks, such as political and military tensions in Asia and the Middle East, may create additional uncertainties and disruptions. Energy prices could rise and global supply chains could be disrupted. A more restrictive immigration policy would reduce labor supply while deregulation in key sectors might undermine economic stability and consumer protections in a range of markets, particularly financial markets. Additionally, climate-related shocks threaten to disrupt supply chains and physical infrastructure. These risks and uncertainties, along with some policy changes, could slow GDP growth, elevate inflation, and weaken the labor market even more than what’s already reflected in DOB’s forecast and present significant challenges to the U.S. economic outlook.

The New York Economy

Economic Outlook. As of February 20, 2025, in line with a cooling national labor market, New York State’s employment growth slowed to an estimated 1.5 percent in 2024. Job growth is projected to decelerate further to 0.8 percent in 2025 primarily due to the State’s labor shortages and weaker global and national economic conditions.

State personal income is projected to grow by 4.1 percent in FY 2026, a deceleration from an estimated growth of 5.2 percent in FY 2025, primarily due to weaker wage growth. Despite a slowdown in job growth, State wages are estimated to be growing a solid 5.4 percent in FY 2025 due to robust estimated growth in finance and insurance sector bonuses. Strong performance in equity markets, and ongoing Federal Reserve rate cuts are expected to drive finance and insurance sector bonuses to a 16.4 percent increase in FY 2025. However, the continued slowing of State employment growth and a moderating outlook for finance and insurance sector bonuses suggest wage growth will slow to 3.7 percent in FY 2026.

New York State Labor Market. As of February 20, 2025, consistent with the broader trend of a cooling national labor market, New York State’s employment growth has been decelerating in 2024. According to Current Employment Statistics (CES) data, New York added an average of 19,500 new jobs per month in the first half of 2024. However, that rate significantly declined to an average of 3,600 jobs per month from July to November. Elevated interest rates and weakening national and global economic conditions are expected to continue negatively impacting both national and State employment growth. Additionally, out-migration rates, driven by remote work opportunities and high housing costs, have exacerbated the State’s labor shortages. Potential restrictions on immigration under the new U.S. administration could further dampen State employment growth. As a result, New York’s employment is projected to grow by just 0.8 percent in 2025, following estimated growth of 1.5 percent in 2024.

New York’s unemployment rate is estimated to be 4.3 percent in 2024, higher than the national rate of 4.0 percent. Since the second half of 2023, the State’s unemployment rate has remained around 4.3 percent, consistently above the national average. This trend has been driven primarily by the City of New York, where the unemployment rate in November 2024 was 5.4 percent, compared to 3.6 percent in the rest of the State, as the City of New York has a larger and more diverse labor force, including many recent immigrants and young workers. City of New York’s labor market experiences a higher level of turnover as new residents come seeking employment. This frictional unemployment occurs as prospective workers match with appropriate opportunities. With the expected deceleration in population growth due to stricter immigration policies, the State’s unemployment rate is forecast to remain at 4.3 percent in 2025, matching the national rate.

Risks to the Economic Outlook. As of February 20, 2025, the forecast for New York’s economy shares many of the same risks as the national outlook, but also faces additional challenges due to the state’s unique economic structure. As the financial capital of the world, New York is particularly vulnerable to shifts in monetary policy and fluctuations in financial markets.

Remote work has enabled people to move to more affordable areas. The City of New York’s metro area’s high cost of living has contributed to a population decline in the region. The potential deportation of undocumented immigrants could further exacerbate the State’s population loss and labor shortages. A long-term decline in population remains a significant downside risk to both employment and wages. However, if the City of New York’s population loss is less than anticipated and immigration policy isn’t as restrictive as expected, the City and State economy might benefit.

The combination of elevated interest rates and high office vacancy rates driven by remote work also presents an ongoing risk to commercial real estate property values. Increased delinquencies on commercial real estate loans could also create new challenges for the banking industry. A more substantial return to in-office work, particularly in densely populated urban areas like the City of New York, would likely benefit industries that cater to commuters, including business support services, office administration, food services, and other consumer-facing sectors.

If economic growth does not decelerate as much as forecast, New York’s economy could fare better than anticipated. Additionally, stronger-than-expected global economic growth could boost tourism spending in the state, driving stronger performance in the leisure, hospitality, and tourism-related industries than is currently projected. However, if the U.S. dollar remains historically strong, job growth in sectors dependent on tourism, particularly in the City of New York, and exports could fall short of expectations.

There are also potential upside risks specific to New York. Recent State policy initiatives aimed at expanding housing supply, as well as investments in next-generation semiconductor research and production, and sectors using artificial intelligence, could have a lasting positive impact on the State’s economy.

FINANCIAL PLAN OVERVIEW

The FY 2026 Budget Proposal

The current year and budget year surplus, which totals roughly $5.3 billion, is expected to support new investments and proposals included in the FY 2026 Executive Budget and announced by the Governor in her State of the State presentation on January 14, 2025. DOB estimates that the General Fund is balanced on a cash basis in FY 2026, should the Legislature adopt the Governor’s proposal without modification.

The Executive Budget also continues support for investments and increases to nearly all program areas made over the past three years, including fully funding Foundation Aid to schools; expanding access to mental health services, child care, and housing; providing assistance to distressed hospitals and other health care providers and workers; supporting health care delivery improvements; increasing support for public universities; addressing gun crime and violence; expanding access to school meals; protecting the environment and natural resources; and increasing wages.

The Executive Budget proposes a tax affordability package that would: deliver $3 billion back to New Yorkers through Inflation Refund payments to qualified tax filers from surplus resources available in FY 2025; lower the personal income tax rates for five of the nine income tax brackets; and significantly enhance the Empire State child tax credit for children under 4 years old in FY 2026 and for all children through the age of 16 in FY 2027 and FY 2028. The Budget also proposes increases or extensions to several other tax credits and expands flexibility for businesses to opt into the PTET program by extending the opt-in deadline, which is cost neutral. To support the long-term cost of these tax cuts, the Executive Budget proposes extending the top tax rates for tax filers with taxable incomes above $2.1 million for joint filers, $1.6 million for heads of households, and $1 million for single filers.

The Executive Budget also includes increased funding to address public safety, mental health care, housing affordability and access, transportation, health care delivery, abortion access, and child care. In addition, it proposes updates to the Foundation Aid formula, increasing aid by 5.9 percent in School Year (SY) 2026. Additional spending is included to support a 2.1 percent targeted inflationary increase for certain eligible programs; free school meals for all students regardless of income; a first-time homebuyers down payment assistance program; free community college for students ages 25 to 55 pursuing certain first-time associate degrees in high-demand occupations, including nursing, teaching, technology, and engineering; hunger prevention and nutrition assistance; operating aid for SUNY and CUNY campuses and the SUNY Downstate Hospital; medication assisted treatment (MAT) for substance abuse disorders; mental health services for justice-involved individuals; law enforcement activities; NYC subway safety initiatives; and payment of interest due on the outstanding Federal unemployment insurance loan that would otherwise be borne by businesses.

New capital funding commitments totaling $8.6 billion are proposed to support transportation, affordable and supportive housing, economic and community development, environmental and clean energy initiatives, increased access to care and housing opportunities for individuals with mental health issues, health care transformation, public safety, and investments in higher education. The new capital commitments proposed in the budget are funded not only with bonds but also with cash resources, to ensure the State’s debt burden remains affordable.

In addition, the Executive Budget includes a multi-year spending plan supported by the Federal government’s approval of the Managed Care Organization (MCO) tax that is expected to provide up to $3.7 billion in resources over two years. The Healthcare Stability Fund (HSF) will receive and distribute the new MCO tax resources previously included in the FY 2025 Enacted Budget. The resources will be used to offset existing Global Cap Medicaid spending and support continued funding for the Healthcare Safety Net Transformation Program, as well as new increases for hospitals, nursing homes and other health care providers, outpatient clinics and maternal health. These investments and funding are dependent on successful execution of the MCO tax transaction, which is dependent on continued Federal support. Absent assurance of continued Federal approval to continue the MCO tax, the Updated Financial Plan does not include support for these investments in the later years.

The Executive Budget proposal is projected to drive nearly $144 billion of State Operating Funds spending in FY 2026, an increase of $10.5 billion or 7.9 percent compared to revised FY 2025 estimates. Roughly $6 billion or almost 60 percent of the spending increase supports the State’s two largest assistance and grants programs – Medicaid and School Aid. Projected operational cost increases for all branches of State government also drives spending growth in FY 2026.

FY 2025 Financial Plan

Receipts

General Fund receipts, including transfers from other funds, are estimated to total $115.5 billion in FY 2025, an increase of $12.5 billion (12.2 percent) from FY 2024.

General Fund tax receipts including transfers after payment of debt service are estimated to total $99.2 billion in FY 2026, an increase of $6 billion (6.5 percent) from FY 2024 excluding the impact of PTET and debt prepayments. The increase reflects continued strength in withholding and estimated payments through three-quarters of the fiscal year and improved employment and wage forecasts.

PIT receipts, excluding PTET and debt prepayments, are estimated to total $68.9 billion in FY 2026, a decrease of $95 million from FY 2024. The decrease reflects increases in all refund components partially offset by increases in all gross receipt components.

Consumption/use tax receipts, excluding debt prepayments, are estimated to total $18.9 billion in FY 2026, an increase of $903 million (5.0 percent) from FY 2025. This increase reflects an uptick in growth of taxable consumption in the sales tax base.

Business tax receipts, excluding PTET, are estimated to increase by $183 million primarily reflecting increased Corporate Franchise Tax (CFT) gross receipts with audits increasing as well. Refunds are projected to significantly increase, partially offsetting these increases.

Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, are expected to total $2.5 billion in FY 2026, an increase of $151 million from FY 2025. This is primarily due to projected increases in both estate tax and real estate transfer tax receipts, reflecting projected growth in household net worth, housing starts, the average housing price and bonuses, as well as a projected decline in mortgage rates.

All Funds miscellaneous receipts in FY 2025 are estimated to decrease from FY 2024 results, driven by the conservative estimation of non-General Fund revenues and the reduction of General Fund receipts, partially offset by the projected growth of bond proceeds receipts, primarily due to the increase in bond-eligible capital spending in FY 2025 and the increased use of PAYGO capital resources, primarily from General Fund transfers, in FY 2024. In addition, the aggregate receipts projections (i.e., the sum of all projected receipts by individual agencies) in State Special Revenue Funds are adjusted downward to reflect aggregate trends and patterns observed between estimated and actual results over time.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to total $108.4 billion in FY 2025, an increase of $8.3 billion (8.3 percent) from FY 2024. The annual change in spending is in large part due to increased funding for Foundation Aid, Medicaid, and continued time-limited support to the City of New York for asylum seeker assistance.

Assistance and grants spending is estimated to total $82.4 billion in FY 2026, an increase of $5.8 billion (7.6 percent) from FY 2025. General Fund spending for education and health care represents nearly all of the assistance and grants spending growth. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.

General Fund support for School Aid is estimated to increase by $1.3 billion (4.2 percent) on a State fiscal year basis. This growth reflects a SY 2026 increase in Foundation Aid which begins the process of reforming the formula and provides a minimum 2 percent annual increase in aid to districts, as well as assumed growth in expense-based reimbursement programs.

Other assistance and grants growth is primarily the result of continued State support of an expanded level and eligibility of child care subsidies, first-time homebuyer down payment assistance, universal free school meals, free community college of high-demand fields, hunger prevention and nutrition assistance, programs for older adults, City of New York subway safety initiatives, funding to offset county costs related to assigned counsel rate for attorneys providing services to low-income individuals and CUNY operational support.

General Fund support of agency operations and fringe benefits is impacted by the Federal Emergency Management Agency (FEMA) reimbursements for prior year COVID-19 pandemic related eligible spending. Excluding this transaction, General Fund State Operations spending growth is expected to increase by roughly 11 percent. The largest drivers of growth include rising health insurance costs for State employees, Judicial staffing and operational increases, general salary increases consistent with existing collective bargaining agreements, investments in cybersecurity and information technology, and continued staffing increases across various agencies. In addition, spending has been increased for the MAT Program which provides treatment for incarcerated individuals in state prisons with substance use disorder, enhanced security measures for correctional facilities, and an increase in the National Guard members assigned to the Joint Task Force Empire Shield Mission, which provides support to deter and prevent terrorist activity in the City of New York area, including transit and commuter hubs.

The Judiciary spending plan includes a substantial increase in FY 2026 to general salary increases and other non-judicial staffing initiatives including new court clerks and attorneys, costs associated with four court officer academy classes and increased staffing levels to address case backlogs. In addition, the Judicial budget request includes funding for new judgeships; ten City of New York Family Court Support Magistrates and ten Criminal Court judges; increases for various technology initiatives; cost of living adjustment for contractual providers of the Attorney for Child program; expansion of various projects including Alternative Dispute Resolution and Alternatives to Incarceration; and providing for health insurance and pension cost increases. General Fund transfers to support capital projects is expected to decrease due to the timing of bond proceed reimbursements. Other transfer decreases are attributable to one-time funding for the HSF in FY 2025, partially offset by additional State general operating aid for SUNY four-year campuses and Downstate Hospital, funding to support targeted engineering pay increases, and payment of interest due on the outstanding Federal unemployment insurance loan. General Fund transfers in FY 2026 are also impacted by revised support projections across programs and funds.

FY 2025 Closing Balance

Excluding the PTET reserve for the timing of PTET/PIT credits and the reserve for extraordinary monetary settlements to fund existing commitments and projects, DOB projects the State will end FY 2026 with a balance of $45.7 billion. The decrease in the General Fund closing balance compared to FY 2025 is comprised of refunded PTET collections, and the scheduled use of debt management and extraordinarily monetary settlement reserves to fund existing commitments and projects.

APRIL – DECEMBER 2024 OPERATING RESULTS

Summary of General Fund Operating Results

The General Fund ended December 2024 with a balance of $55.2 billion, $9.7 billion above the initial estimate, largely driven by higher than projected tax receipts ($3.5 billion) and the reclassification of Federal SLFRF moneys to the General Fund ($3.65 billion), combined with lower assistance and grants spending ($1.3 billion) and lower transfers for capital projects ($1 billion).

General Fund Receipts

Through December 2024, General Fund Receipts, including transfers from other funds, totaled $83.4 billion, $7.2 billion (9.4 percent) above the initial estimate.

Tax collections were $3.5 billion above the initial estimate comprised of stronger than expected PIT, User Tax, and PTET collections that are refunded in full in subsequent years through PIT credits and refunds. Higher PIT receipts were mainly driven by fewer than expected total refunds, particularly current year refunds, advanced credit payments and the state/city offset, offset by weaker than expected current estimated payments and final returns. Increased PTET receipts were driven by higher than anticipated estimated payments. Higher than expected user taxes were driven by strong consumer spending. Business taxes fell below projections primarily due to lower-than-expected CFT and bank audits coupled with greater-than-expected CFT refunds.

Miscellaneous receipts were higher than initially estimated driven by licenses and fees, refunds and reimbursements, motor vehicle fees, and investment income. Lower transfers from other funds are attributable to transfers that are now expected to occur later in the year including from the DHBTF. Federal Receipts were higher than projected due to an earlier than planned shift of Federal SLFRF money to the General Fund ($3.65 billion).

General Fund Spending

General Fund disbursements, including transfers to other funds, totaled $74.5 billion, $2.5 billion (3.3 percent) below the initial estimate, due to a combination of capital underspending (reducing the need for reimbursements from the General Fund) and the timing of assistance and grants spending. The largest assistance and grant variances relative to initial projections include the following:

●	School Aid ($738 million lower) due mainly to lower than projected spending for Excess Cost Aid, categorical programs, General Aid, and Statewide Universal Prekindergarten (SUFPK).
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Temporary and Disability Assistance ($361 million lower) due largely to a reduced need of reimbursements for migrant shelters, and lower than projected spending for Supplemental Security Income and Public Assistance benefit payments.

●	Public Health ($334 million lower) due to timing of legislative adds and incipient programs included in the FY 2025 Enacted Budget, and the timing of claims for Early Intervention and GPHW programs.
●	Other Education ($355 million lower) due primarily to the timing of payments for preschool special education.
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Mental Hygiene ($161 million lower) due to increased OPWDD offsets to the Mental Hygiene Stabilization Fund, partially offset by OMH Children & Youth Non-Residential, Children & Youth Residential, and Children & Youth Emergency program spending.

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Medicaid spending ($299 million higher) due largely to local administration costs driven by claims levels from local districts which have not decreased year to year commensurately with the functions assumed by the state, as expected. Other increases are related to increased utilization of the Nursing Home Transition & Diversion (NHTD) waiver program as well as increased rates for NHTD/Traumatic Brain Injury programs, partially offset by lower MLTC claims.

Agency operations spending, including fringe benefits, was $235 million above the plan, driven largely by the timing of the FEMA reimbursement of previously incurred COVID-related costs and increased operational spending in several agencies including OPWDD and DOCCS.

Summary of All Governmental Funds Operating Results

All Governmental Funds ended December 2024 with a balance of $72.1 billion, $6.9 billion above the initial estimate driven primarily by higher receipts ($6.4 billion) and lower than projected spending ($526 million).

Receipts

All Funds receipts totaled $178.5 billion, exceeding initial estimates by $6.4 billion due to a combination of timing of Federal operating aid spending and reimbursements, higher tax collections, and miscellaneous receipts. In addition to the General Fund tax collections and miscellaneous receipts variances described above, receipts collections exceeded planned amounts most significantly in the areas of HCRA and SUNY receipts.

Spending

State Operating Funds spending totaled $91 billion, $1.5 billion below initial estimates, driven predominantly by lower assistance and grants payments, consistent with the General Fund operating results described earlier, and lower debt service payments due to the State applying more debt service prepayment offsets earlier than expected. Lower capital projects spending was due to routine timing delays of various Education and Economic Development construction projects.

Federal operating aid spending totaled $68.5 billion, $2.4 billion (3.6 percent) above initial projections. The largest variances occurred in the following areas:

●	Homeland Security and Emergency Services ($1.4 billion) due to the timing of Federal FEMA reimbursements that flow through the Updated Financial Plan to reimburse local entities for COVID expenses.
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Public Health ($890 million) due largely to the timing of payments associated with the coverage of undocumented pregnant individuals under CHP with a federal match, retroactive to FY 2022 and nutrition programs.

●	EP ($757 million) due primarily to increased enrollment levels and the expansion of EP coverage related to the 1332 waiver.
●	Children and Family Services ($309 million) due to Child Welfare and Child Care grants.

Federal Medicaid program and admin spending was $1.3 billion lower than planned due to higher than anticipated drug rebate collections resulting from the pharmacy benefit under the NYRx transition from Managed Care that was shifted to Fee-for-Service (FFS) in April 2023, and the timing of Managed Care payments.

All Governmental Funds Results Compared to Prior Year

The FY 2025 December All Funds balance, totaling $72.1 billion, was $4.2 billion lower than the prior year due to an increase in annual disbursements ($8.7 billion), offset partially by higher annual receipts ($5.1 billion).

Receipts

Tax collections through December of FY 2025 were $5.5 billion higher than through the same period in FY 2024. Planned growth in PIT receipts included a combination of increased withholding, estimated payments, and assessments, coupled with a decline in current and prior year refunds and advanced credit payments. Growth in estimated PTET payments drove higher overall collections. Higher consumption/use taxes were driven by growth in sales tax and adult-use cannabis receipts resulting from the continued maturation of the market. Business taxes declined largely due to increased CFT refunds and lower audits. All other taxes were lower than in the prior year due to decreased super large estate tax collections.

Miscellaneous receipts were higher than the prior year due primarily to increased collections from HCRA, the financial services industry, investment income, and opioid settlements, offset partially by decreased capital project fund receipts related to the timing of reimbursements for various capital programs.

Federal receipts decreased due to the timing of t Federal operating aid spending and reimbursements.

All Funds Spending

State Operating Funds spending totaled $91 billion through December of FY 2025, an increase of $7.3 billion (8.7 percent) relative to the same period in FY 2024.

Assistance and grants spending through December was $6 billion higher than in the prior year. Higher Medicaid spending in the current year is attributable to the expiration of the COVID eFMAP benefit in FY 2024, higher Fee-For-Service claims, and natural utilization growth. School Aid growth reflects planned General Aid increases, financed by a combination of the General Fund and the State’s lottery and gaming funds, increased Excess Cost Aid and Universal Prekindergarten spending. Additional spending increases were driven by Children and Family Services due primarily to higher spending on Child Welfare services, Day Care and Foster Care block grants, and Public Health due largely to enrollment growth and processing of undocumented pregnant individuals under CHP, retroactive to April 2022. Higher spending was partially offset by lower annual Mental Hygiene spending funded through the local share adjustment between DOH and OPWDD.

Executive agency operations spending increased from the prior year due largely to FEMA reimbursements received in the prior year for State costs incurred for COVID-19 pandemic response and recovery efforts, as well as general salary increases pursuant to existing labor contracts, workforce growth, and inflationary increases for energy, medical expenses, and other commodities.

University systems’ agency operations spending increased from the prior year largely due to salary increases pursuant to existing labor contracts, increased funding for campus operations, and SUNY hospital operations. Spending for Elected Officials also grew due primarily to higher Judiciary spending.

Lower annual spending for fringe benefits was due to the prepayment of future pension obligations in FY 2024, partially offset by higher spending on health, workers’ compensation and Social Security benefits.

Federal operating spending decreased from the prior year due largely to pandemic-related Federal spending in FY 2024, including reimbursements of costs that were passed through to local entities ($786 million), and FEMA reimbursements for State costs incurred for COVID-19 pandemic response and recovery efforts ($548 million). In addition, Medicaid spending declined due to higher rebate collections resulting from the pharmacy benefit under NYRx transition from MC to FFS, the timing of CFCO credit claims and the timing of DPT payments as well as lower COVID eFMAP due to the phasing out of the enhanced match ($1.8 billion). This decline in spending is partly offset by growth in the following programs:

●	EP ($1.6 billion) due to expansion of program eligibility associated with the 1332 waiver and increased hospital investments.
●	Public Health ($848 million) due to the timing of Federal CHP payments.
●	Temporary & Disability Assistance ($345 million) primarily due to the implementation of the Summer EBT program and higher spending on Child Care subsidies.

Impact of Federal Tax Law Changes

The TCJA made extensive changes to the Federal individual income tax, corporate income taxes, and estate taxes, most of which were effective in tax year 2018. Many provisions of the TCJA are scheduled to expire at the end of 2025, including the $10,000 limit on the deductibility of SALT payments. It should be noted that PTET and the Employer Compensation Expense Program (ECEP) are independent of the TCJA, not scheduled to sunset, and taxpayer utilization of these programs may continue regardless of changes in Federal policies. The multi-year tax revenue projections assume that taxpayers will continue to utilize the PTET and participate in the ECEP beyond tax year 2025. As DOB gains additional clarity on Federal tax policies and their implication on PTET and ECEP utilization, the estimates of receipts will be revised in future quarterly Financial Plan updates to reflect any changes.

State Response to Federal Tax Law Changes

Pass-Through Entity Tax. The U.S. Department of the Treasury (“Treasury”) and the Internal Revenue Service (“IRS”) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes.

As part of the State’s continuing response to Federal tax law changes, legislation was enacted in FY 2022 to allow an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable PIT credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently includes Connecticut and New Jersey.

DOB expects that the PTET will, on a multi-year basis, be cost neutral for the State. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year. The Updated Financial Plan includes an estimate for PTET within business taxes and the corresponding decrease in PIT receipts.

At the onset of the PTET program, the State expected the utilization would cease after tax year 2025 consistent with the expected expiration of the SALT deduction cap under current Federal law. The Executive Budget Financial Plan now assumes the PTET program will continue to be utilized consistent with current State law. In addition, considering recently announced policy goals of the new Federal administration, the FY 2027 PIT revenue projections have been reduced to remove the one-time acceleration of roughly $3.2 billion in estimated PIT receipts previously assumed and is entirely offset by amounts previously set aside in General Fund reserves for this purpose, resulting in no Financial Plan impact. Other PTET revisions include the Executive Budget proposal to extend the annual election deadline for businesses opting into the program from March 15 to September 15, which is also offset by the PTET reserve.

STATE GOVERNMENT EMPLOYMENT

As of February 20, 2025, 170,811 Full-Time Equivalent (FTE) annual salaried employees within agencies subject to direct Executive control (101,497 FTEs), the University Systems (49,000 FTEs) and the Independently Elected Agencies (20,314 FTEs). These figures do not include non-annual salaried employees or employees of the Legislature and Judiciary. In FY 2026, roughly $18 billion of the State Operating Funds budget is dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY and Independent Agencies; employees paid on a nonannual salaried basis; and overtime pay. Roughly 60 percent of the Executive agency workforce is in the mental hygiene agencies and DOCCS.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

The Updated Financial Plan projections and the assumptions they are based on are subject to a myriad of risks, including, but not limited to, economic, social, financial, political, public health, and environmental risks and uncertainties. The projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; Federal laws and regulations; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.

The largest component of State tax revenue comes from PIT. Beginning in tax year 2021, the State created three new top PIT rates for taxpayers earning over $2.1 million annually creating a more progressive state income tax system. The top PIT rate is currently 10.9 percent and includes less than 0.1 percent of taxpayers. These rates expire at the end of tax year 2027 reverting to a single bracket with a rate of 8.82 percent. The FY 2026 Executive Budget proposes a five year extension of these three PIT rates through tax year 2032.

The projection of non-tax receipts and other available resources assumes various transactions will occur as planned, including, but not limited to: receipt of Federal aid; certain payments from public authorities; revenue sharing payments under the Tribal-State Compacts; and the collection of fines, fees, and other receipts at levels to support operations, offset General Fund costs and enable transfer of available fund balances to the General Fund. It should be noted that General Fund Medicaid and

School Aid spending remains sensitive to the performance of dedicated revenues, such as HCRA and gaming receipts, used to finance a portion of these program costs.

Disbursements. Projections and timing of disbursements is subject to many of the same risks listed above for receipts, as well as variations from assumptions, policy changes, and future labor agreements which may increase spending, including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State’s workforce; factors affecting the State’s required pension fund contributions; the receipt of Federal approvals necessary to implement the Medicaid savings actions; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expended benefits; State payments and assistance to health care facilities and providers beyond the typical rate reimbursement system; enrollment, utilization and availability of funding for certain public health programs; adherence to statutorily limited growth caps; and the ability of the State and its public authorities to issue securities successfully in public credit markets.

Litigation Risk. The Updated Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. In the aggregate, the litigation matters could negatively affect the forecasts and projections contained in the Updated Financial Plan.

Financial Plan Risk Management. In developing the Updated Financial Plan, DOB attempts to mitigate financial risks, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources. Such resources include but are not limited to: fund balances that are not needed each year, reimbursement for capital advances, and prepayment of expenses subject to available resources, to maintain budget flexibility. DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenses. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.

In addition, there can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State may be required to take gap-closing actions to preserve General Fund balance. Such actions may include but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

Federal Impacts to the Financial Plan

Overview

The Federal government influences the economy and budget of New York State through grants, direct spending on its own programs such as Medicare and Social Security, and through Federal tax policy. The State’s income tax system interacts with the Federal system. Changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly on State tax receipts. Federal resources support vital services such as health care, education, and transportation, as well as severe weather and emergency response and recovery. Federal policymakers may place conditions on grants, mandate certain state actions, preempt state laws, change SALT bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Any changes to Federal policy or funding levels could have a materially adverse impact on the Updated Financial Plan.

Routine Federal aid supports programs for vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, TANF, Elementary and Secondary Education Act (ESEA) Title I grants, and Individuals with Disabilities Education Act (IDEA) grants. Other Federal resources are directed at infrastructure and public protection.

In response to the COVID-19 PHE, the Federal government enacted several laws between March 2020 and March 2021 to provide financial assistance to state and local governments, schools, hospitals, transit systems, businesses, families and individuals for COVID-19 pandemic response and recovery. The State also received additional Federal aid in the form of enhanced unemployment insurance funding, which is reported under Proprietary and Fiduciary Funds and is excluded from All Governmental Funds. A summary of the Federal legislation is provided later in this section.

Federal Funds spending continues to include spending of COVID-19 pandemic assistance on capital projects, small businesses, and pass through funding to local entities for Federal reimbursement of COVID-19 pandemic-related spending incurred in prior fiscal years.

Since the passage of Federal COVID-19 response laws, the Federal government has also passed significant legislation dealing with transportation infrastructure, climate and energy policy, and advanced manufacturing. The State continues to leverage these Federal investments to meet its policy goals.

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Medicaid/Health. Funding shared by the Federal government helps support health care costs for nine million New Yorkers, including more than two and a half million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP.

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Social Welfare. Federal funding helps with several programs managed by OTDA, including TANF-funded public assistance benefits and the Flexible Fund for Family Services, HEAP, Supplemental Nutrition Assistance Program, and Child Support. Funding from the Federal government also supports programs managed by OCFS, including Child Care, Child Welfare Services, Adult Protective & Domestic Violence Services, Foster Care and Adoption Subsidies.

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Education. Federal funding supports K-12 education, special education and Higher Education. Like Medicaid and the social services programs, significant portions of Federal education funding are directed toward vulnerable New Yorkers, such as students in schools with high poverty levels, students with disabilities, and higher education students who qualify for programs such as Pell grants and Work-Study.

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Public Protection. Federal funding supports various programs and operations of the State Police, DHSES, and DMNA). Federal funds are also distributed by the State to municipalities to support a variety of public safety programs.

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Transportation. Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans. The Infrastructure Investment and Jobs Act increased the amount of Federal resources available to the State to fund capital costs associated with transportation projects.

●	All Other. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation, and general government uses.

Federal Funds Spending – Pandemic Assistance

The Federal government enacted six major laws between March 2020 and March 2021 in response to the COVID-19 pandemic and issued major disaster declarations for all states. These one-time funds to aid states in their response to and recovery from COVID-19 continue to wind down.

New York State was awarded $12.75 billion under the SLFRF program included in ARP, of which the State utilized the remaining $3.65 billion program balance in FY 2025. In addition, notable funding streams include:

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Education Funds. The ARP and the Coronavirus Response and Relief Supplemental Appropriations Act (CRRSA) granted additional education funding for Elementary and Secondary School Emergency Relief Fund and Emergency Assistance for Nonpublic Schools (EANS) programs, as well as funding for homeless education, IDEA, library services and the arts. The State expects to expend nearly $4.4 billion in FY 2025.

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Child Care Funds. The Coronavirus Aid, Relief, and Economic Security Act (CARES Act), CRRSA, and ARP granted additional funding to aid in stabilizing the child care sector, of which just over $260 million in remaining funds are expected to be utilized in FY 2025.

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ARP HCBS eFMAP. The ARP also provided a temporary 10 percentage point increase to the FMAP for certain Medicaid HCBS through March 31, 2022. In accordance with Maintenance of Effort requirements on ARP HCBS eFMAP eligibility, the State has delayed the implementation of certain MRT II savings actions so that the State can receive an estimated $2.6 billion in eFMAP for HCBS expenditures across health and mental hygiene programs ($589 million in FY 2023, $1.2 billion in FY 2024 and $764 million in FY 2025). CMS guidelines require the use of additional funding to supplement existing State funding, not supplant existing resources, and the State has until March 31, 2025 to expend its earned eFMAP in accordance with the submitted spending plan.

The State, as required by CMS, submitted an initial spending plan and narrative detailing the use of the temporary eFMAP on July 8, 2021. Following the initial submission, CMS requires states to submit quarterly spending plan updates and semi-annual spending plan narratives. To date, CMS has provided approval for all submitted spending plan proposals.

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FEMA Reimbursement of Eligible Pandemic Expenses. The State has applied for FEMA reimbursement for expenses incurred to date related to emergency protective measures due to the COVID-19 pandemic, including home test kits for schools. There is no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or State fiscal years as projected in the Updated Financial Plan.

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FEMA Local Pass-Through Funding. Funding from this program is assumed to flow through the Updated Financial Plan to reimburse local entities for their Federal share of COVID-19 claims submitted to FEMA.

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Coronavirus Capital Projects Fund. The ARP created the Coronavirus Capital Projects Fund to provide funding to carry out critical capital projects that directly enable work, education, and health monitoring, including remote options, in response to the COVID-19 PHE. The State had been allocated $345 million for the program.

●	State Small Business Credit Initiative. This program provides funding to empower small businesses to access capital needed to invest in job-creating opportunities.
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Federal Highway Administration Surface Transportation Block Grant. This emergency funding was provided under the CRRSAA to address COVID-19 impacts related to Highway Infrastructure Programs and is expected to continue to disburse through FY 2026.

Federal Risks

The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal government level often change. Specific Federal government actions that pose an ongoing risk to the Updated Financial Plan include audits, disallowances, changes to Federal participation rates or other Medicaid rules, discretionary spending reductions, and the expected need for Congress to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations.

Debt Limit. A Federal government delay or default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Financial Plan resulting from a potential Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if a Federal default triggered an economic downturn.

Federal Aid Reductions. Any significant reductions in Federal aid could have a materially adverse impact on the Updated Financial Plan. Health care and human services programs and assistance receive significant Federal funding and may be particularly affected by potential changes in Federal aid.

Federal funding for Medicaid is subject to review by CMS every five years and is currently extended through March 31, 2027, which supports the Medicaid Managed Care Programs, Children’s HCBS, and CDPAP that permits enrollees to manage and self-direct providers of personal care services.

In addition, CMS approved a three-year, $5.8 billion demonstration waiver through March 31, 2027, in response to the State’s request to address health disparities exacerbated by the COVID-19 pandemic. The funding helps support social, physical, and behavioral health care services throughout the State. However, the waiver requires a total of $1.7 billion in additional State resources, which have been assumed in the Updated Financial Plan over the same period. Given the time limit on the Federal funding, these services are expected to be discontinued at the end of the term absent an extension by the Federal government. Accordingly, there is no State or Federal funding included in the Updated Financial Plan projections beyond the term period.

Federal funding for human services programs serves the most vulnerable populations, including through the Supplemental Nutrition Assistance Program (SNAP) and the Home Energy Assistance Program (HEAP). In addition, Federal funding through the Office of Refugee Resettlement contributes to the State’s response to the migrant crisis, and reductions would threaten the health, well-being, and stability of refugees. The Commission for the Blind uses Federal funds to support mobility training, academic instruction, case management, and vocational training, and a reduction in Federal funds would result in a reduction or elimination of services. The Updated Financial Plan does not include State funding to backfill any Federal reduction to these programs.

Likewise, a reduction in Federal funding from the Child Care Development Funds (CCDF) would reduce the size of the State’s annual child care block grant allocations to local districts and result in waitlists for services. In addition, the State has submitted a waiver request to the Federal government to delay certain provisions of new CCDF rules for two years which was approved.

Reductions in Federal funding through Title IV-E and IV-B would threaten foster care placements, adoption subsidies, and kinship caregiver supports. Changes to Title XX funding would impact child welfare and domestic violence services. The Office of Children and Family Services (OCFS) receives a variety of Federal grants for child preventive services programs, domestic violence services, adoption incentive programs, and the Chafee Independent Living program. Any reduction in funds would likely result in the reduction or elimination of these programs.

Federal Tax Law Changes. The TCJA made extensive changes to the Federal individual income tax, corporate income taxes, and estate taxes, most of which were effective in tax year 2018. Many provisions of the TCJA are scheduled to expire at the end of 2025, including the $10,000 limit on the deductibility of SALT payments. It should be noted that PTET and the Employer Compensation Expense Program (ECEP) are independent of the TCJA, not scheduled to sunset, and taxpayer utilization of these programs may continue regardless of changes in Federal policies. The multi-year tax revenue projections assume that taxpayers will continue to utilize the PTET and participate in the ECEP beyond tax year 2025. As DOB gains additional clarity on Federal tax policies and their implication on PTET and ECEP utilization, the estimates of receipts will be revised in future quarterly Financial Plan updates to reflect any changes.

Climate Change

Overview. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. The immediate and long-term effects of climate change could adversely impact the Updated Financial Plan in the current year or in future years. Climate change risks also increasingly fall within the maximum maturity term of current outstanding bonds of the State, which may generally be issued with a term of up to 30 years under State statute, as well as bonds issued by public authorities and municipalities. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, wildfires, and more extreme heat. To mitigate and manage the impacts of climate change, all levels of government, including municipalities and public utilities, continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, alongside the change in Federal administration, there can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change.

Consequences of Climate Change. Powerful storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently the severe flooding that swept through the Hudson Valley during the summer of 2023, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flash floods from rainfall.

State Response to Climate Change. The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. In 2019, New York enacted the Climate Leadership and Community Protection Act (CLCPA). The CLCPA set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions by 85 percent below the 1990 level by 2050. Additionally, in accordance with the CLCPA, the State plans to require a minimum of 70 percent of electricity to be generated from renewable sources by 2030 and plans to fully transition its electricity sector to zero emissions by 2040. Several factors may impact the ability to achieve these goals and directives, and, therefore, no assurances can be made that such objectives will be met.

The CLCPA created the Climate Action Council (CAC), which was tasked with developing a Scoping Plan with recommendations to reduce greenhouse gas emissions, increase renewable energy usage, and promote climate justice. The CAC approved and adopted the final Scoping Plan on December 19, 2022, which recommended, among many other actions, that the State develop an economywide cap-and invest program to limit greenhouse gas emissions. New York is actively working on advancing an economywide cap-and-invest program that establishes a declining cap on greenhouse gas emissions, while seeking to limit potential costs to New Yorkers, investing the proceeds in programs that drive emissions reductions across all regions of the State, and maintaining the competitiveness of New York businesses and industries. Pursuant to the CLCPA, the Department of Environmental Conservation (DEC) is required to promulgate rules and regulations to ensure the State meets the CLCPA’s statewide greenhouse gas emission limits. DEC has already adopted a variety of regulations to help meet this objective, and –

together with the cap-and-invest program and other complementary climate actions – these regulations are expected to play a key role in New York’s overall policies aimed at reducing greenhouse gas emissions across the State.

New York’s electricity system is already part of a regional cap-and-invest program, the Regional Greenhouse Gas Initiative (RGGI). Since RGGI began operation in 2008, the program has helped reduce greenhouse gases from power plants by more than half and raised over $2.6 billion to support cleaner energy solutions in New York and over $8.6 billion collectively amongst participating states.

Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these action and, or their intended outcomes, is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major actions include:

●	Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain and improve renewable energy generating projects;
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Prohibiting building systems and/or equipment that burn fossil fuels in new construction starting December 31, 2025 for any new building seven stories or lower, except large commercial and industrial buildings, and December 31, 2028 for other new buildings;

●	Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045;
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Mandating that by no later than July 1, 2027, school districts and private transportation contractors purchase or lease only zero-emission school buses when purchasing or leasing new school buses, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035;

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Signing the Climate Change Superfund Act in December 2024, which will require companies that have contributed significantly to the buildup of climate-warming greenhouse gases in the atmosphere to pay for critical infrastructure investments to adapt to climate change.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act is actively being implemented and is supporting substantial capital improvements and enhancements in the following areas: flood risk reduction/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

Opioid Settlement Fund

The Attorney General (AG) and Department of Financial Services (DFS) have reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic. As a result of the settlements, the State and its subdivisions are expected to receive payments totaling roughly $2.6 billion over multiple years extending through 2040. A portion of this total will be paid directly to localities under the terms of the settlements, with the remainder paid to the State. The Updated Financial Plan will be updated pending confirmation of the timing and value of the share of the settlements that the State will receive.

The State’s share of these settlements will be deposited into the Opioid Settlement Fund pursuant to Chapter 190 of the Laws of 2021, as amended by Chapter 171 of the Laws of 2022. Money within the Opioid Settlement Fund will be used to supplement funding for substance use disorder prevention, treatment, recovery, and harm reduction services or programs and/or for payment to local governments pursuant to such settlements or judgments.

Labor Negotiations and Agreements

Over 90 percent of the State workforce is unionized. The largest unions include Public Employees Federation (PEF), which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers), Civil Service Employees Association (CSEA), which represents office support staff, administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; United University Professions (UUP), which represents faculty and nonteaching professional staff within the SUNY system; and New York State Correctional Officers and Police Benevolent Association (NYSCOPBA), which represents security personnel (correctional, safety and security officers). Agency operations spending levels are mainly impacted by workforce levels, employee compensation, and fluctuations in energy and commodity prices.

Pension Contributions

The State make annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in the New York State and Local Employees’ Retirement Systems (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). This section discusses contributions, to the NYSLRS, which account for most of the State’s pension costs. All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could have a materially adverse effect on these projections.

New York State Retirement and Social Security Law (RSSL) Section 11 directs NYSLRS to provide regular reports on the System’s experience and to propose assumptions and methods for the actuarial valuations. Employer contribution rates for NYSLRS are determined based on investment performance in the Common Retirement Fund and actuarial assumptions recommended by the Retirement System’s Actuary and approved by the State Comptroller. Pension estimates are based on the actuarial report issued in September 2024.

On September 3, 2024, the NYSLRS announced an increase in employer contribution rates for both ERS and PFRS which will impact expenses in FY 2026. The average employer contribution rate for ERS increased from 15.2 percent to 16.5 percent of payroll which is the highest level since FY 2016. The average employer contribution rate for PFRS increased from 31.2 percent to 33.7 percent of payroll, which is the highest level since FY 1980. The increase is driven by changes made in the FY 2025 Enacted Budget which enhanced the retirement benefits for Tier 6 members, as well as prior year market losses in the Common Retirement Fund and a higher-than-expected number of service retirements. Since FY 2022, NYSLRS has utilized an 8-year smoothing methodology to reduce volatility in the employer contribution rates. Since then, market losses in FY 2023 have negated the gains in FY 2022 and FY 2024, resulting in a net increase in contribution rates. The table below shows the Common Retirement Fund (CRF) investment experience and the smoothing period for each year’s returns.

As a result of the increases in the employer contribution rates, participants in the Contribution Stabilization Program will have the option to amortize a portion of their FY 2026 ERS and PFRS liability over a period of ten years. The amounts eligible for amortization are to be determined by the System’s Actuary and will be reflected in the employer’s estimated bill. The Updated Financial Plan does not currently assume the State will amortize its pension liability.

In March 2024, the State prepaid $1.6 billion, or 92 percent of the FY 2025 ERS/PFRS pension estimate due on March 1, 2025. The remaining balance was paid in advance of the due date in May 2024. The prepayment generates State interest savings, and the State expects to continue to prepay this expense as fiscal conditions permit.

The Comptroller does not forecast pension liability estimates on a multi-year basis, requiring DOB to forecast cost for the three outyears. DOB’s multi-year pension forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.

Pension Contribution Stabilization Program

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs that exceed a fixed increase. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by the Office of the State Comptroller (OSC). The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated. The State currently has no outstanding pension amortization liability. The FY 2024 Enacted Budget included legislation to allow public employers the option to terminate participation in the program provided they have paid in full all prior year amortizations. The State currently has no plans to withdraw from the program.

Other Post-Employment Benefits (OPEB)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (NYSHIP) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The State has deposited nearly $1.5 billion to the RHBTF which was created in FY 2018 as a qualified trust under Governmental Accounting Standards Board Statements (GASBS) No. 74 and is authorized to reserve money for the payment of health benefits of retired employees and their dependents. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability ($56.7 billion on March 31, 2024). The Updated Financial Plan includes a continued $250 million annual deposit to the RHBTF that will be dependent on fiscal conditions.

Cybersecurity

The New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, but not limited to, hacking, viruses, ransomware, malware and other attacks on computers and other networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s technology environment for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services maintains policies, standards, programs, and services relating to the security of State government networks. The CISO is responsible for annually assessing the effectiveness of certain State agencies’ cybersecurity defenses through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which possesses digital forensics capabilities, and manages cyber incident reporting and response. The CISO also distributes real-time advisories and alerts, provides managed security services, and implements statewide information security awareness training. The State has also developed partnerships with local governments to better address cybersecurity threats.

In February 2022, the Governor announced the creation of an information-sharing partnership, the Joint Security Operations Center (JSOC). The JSOC is a partnership between the State and the cities of Albany, Buffalo, the City of New York, Rochester, Syracuse, and Yonkers. The JSOC combines local, State, and Federal cyber threat information in order to increase collaboration on threat intelligence, reduce response times, and yield faster and more effective remediation in the event of a major cyber incident. The FY 2026 Enacted Budget continues to invest in New York’s Shared Services Program, which helps county and local governments and other regional partners acquire and deploy high quality cybersecurity services to bolster their cyber defenses.

Occasionally, intrusions into State digital systems have been detected but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be successful at preventing future cyber threats and attacks. Successful attacks could adversely impact the State, including disrupting business operations, harming State networks and systems, and damaging State and local infrastructure; and the costs of remediation and recovery could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate someone with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities and certain public authorities rely in part on State financial assistance to meet their commitments and expenses. Unanticipated financial needs among localities and the MTA can create pressure for the State to assist and may adversely affect the State’s Updated Financial Plan projections.

Financial Condition of New York State Localities

The largest driver of costs for most counties is Medicaid; however, the State has taken over all the growth in the program since FY 2007 and funds the entire cost of minimum wage and homecare wage increases. In addition, certain localities outside the City of New York, including cities and counties, have experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. The Financial Restructuring Board for Local Governments (the Restructuring Board) aids distressed local governments by performing comprehensive reviews and providing grants and loans on the condition of implementing recommended efficiency initiatives. For additional details on the Restructuring Board, please visit frb.ny.gov.

Metropolitan Transportation Authority

The MTA operates public transportation in the City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by MTA and its operating agencies are integral to the economy of the City and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and the City. MTA Capital Plans also rely on significant direct contributions from the State and the City of New York.

MTA Capital Programs

The Governor and Legislature are expected to work closely during budget negotiations to support and approve a 2025-2029 MTA Capital Plan. Accordingly, the FY 2026 Executive Budget assumes $32.7 billion of base funding that would be directly contributed by funding partners towards the 2025-2029 MTA Capital Plan. These assumed contributions consist of $3 billion from the State, $3 billion from the City of New York, $12.3 billion from the MTA ($3 billion of which would be self-funded by Bridges and Tunnels) and $14.4 billion requested from the Federal government. This base funding proposal acknowledges the need for partner commitments to support the MTA’s 2025-2029 Capital Plan, while allowing additional time to work closely with the Legislature to advance additional funding.

In addition, the State is directly contributing $9.1 billion to the MTA’s 2015-2019 Capital Plan and $3.1 billion to the MTA’s 2020-2024 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan, including $15 billion from congestion pricing revenues.

New York’s Central Business District Tolling Program (CBDTP) was implemented in Manhattan on January 5, 2025 following the entry of an agreement, dated November 21, 2024, by and among the Federal Highway Administration (FHWA), NYS Department of Transportation, NYC Department of Transportation, and the Triborough Bridge and Tunnel Authority (TBTA), approving CBDTP under the Federal Value Pricing Pilot Program (the VPPP Agreement). On February 19, 2025, the U.S. Department of Transportation (US DOT) delivered a letter to Governor Kathy Hochul asserting its intent to terminate the VPPP Agreement and rescind FHWA’s approval of the CBDTP. In response, the TBTA and Metropolitan Transportation Authority (MTA) filed a complaint in the U.S. District Court for the Southern District of New York seeking, among other legal remedies, an order vacating US DOT’s purported termination which was undertaken in violation of the terms of that Agreement, and in excess of the agency’s authority. The TBTA and MTA have stated they will continue operation of the CBDTP absent a valid court order.

The COVID-19 pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. In the FY 2024 Enacted Budget, the State took substantial action to provide the MTA with additional operating revenues dedicated to help solve the MTA’s fiscal crisis. This included an increase in the Metropolitan Commuter Transportation Mobility Tax (MCTMT) in the City of New York, a one-time State subsidy of $300 million, an increase in the City of New York’s contribution to the MTA for the costs of paratransit services and directing a portion of future casino revenues, the timing of which is uncertain, to the MTA.

Risks to the MTA include, but are not limited to, the level and pace at which ridership will return, the economic conditions of the MTA region, the ability to implement cost controls and savings actions, the ability to implement biennial fare and toll increases, and the ability to fully fund the 2025-2029 Capital Plan. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the State’s Updated Financial Plan.

Bond Market and Credit Ratings

Successful execution of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State pays for much of its capital spending, in the first instance, from the General Fund or STIP, and then reimburses itself with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes to the Internal Revenue Code relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.

The major rating agencies -- Fitch, Kroll, Moody’s and S&P -- have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State’s rating has a stable outlook from all four rating agencies. These ratings reflect the State’s economic recovery from the COVID-19 pandemic and commitment to strong reserve levels. On August 24, 2024, S&P noted that their rating reflected “New York’s strong credit fundamentals, underpinned by its very proactive fiscal management, reflected by its commitment to structural balance and very strong reserve levels”.

Debt Reform Act of 2000 (Debt Reform Act) Limit

The Debt Reform Act of 2000 (Debt Reform Act) restricts the issuance of State-supported debt funding to capital purposes only and, with certain limited exceptions for long-lived Metropolitan Transportation Authority (MTA) projects, generally limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2024).

The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, a total of $13 billion of State-supported debt issued in FY 2021 and FY 2022 and outstanding as of March 31, 2025 is not counted towards the statutory caps on debt outstanding and debt service.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act.

Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $25.1 billion in FY 2025 to a low point of $441 million in FY 2030. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $2.2 billion in FY 2025 inclusive of prior year prepayments, or roughly $10.1 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the residency adjustment). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

In the FY 2026 Executive Budget, the State includes new bond-financed capital commitments that would add $5.9 billion in new debt over the five-year Capital Plan period. The capital spending increases are offset by the FY 2026 Executive Budget personal income forecast greater underspending on capital projects than previously assumed, changes in the timing of bond issuances, $1 billion of new PAYGO capital spending, and reductions in debt as a result of legal defeasances to date. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents the State’s multi-year Financial Plan projections for receipts and disbursements, with an emphasis on FY 2026 projections.

The State budgets on a cash-basis, using a complex fund structure that earmarks certain tax receipts for specific purposes, which often complicates the reporting and discussion of the State’s receipts and disbursements projections. To reduce potential distortions caused by these factors and to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing projections:

Receipts: To facilitate the receipts discussion, State and All Funds receipts reflect estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to Capital Projects Funds (which fall outside the General Fund and State Operating Funds accounting perspectives) to provide a clearer picture of projected receipts, trends, and forecast assumptions, and avoid the distortions created by earmarking tax receipts for specific purposes.

Disbursements: To provide a clear representation of spending commitments, the multi-year spending projections, growth rates and summary of annual changes are presented on a State Operating Funds basis to account for spending that is accounted for in dedicated Special Revenue Funds, primarily for school aid, health, higher education and transportation. Roughly a quarter of projected State financed spending for operating purposes (excluding transfers) is reported outside the General Fund.

The Budget development process includes a comprehensive evaluation of the State’s multi-year operating forecast; however, estimates and projections in the later years of the Financial Plan are typically subject to more substantial revision than those in the current year and first “outyear.” Accordingly, in terms of outyear projections, the first “outyear,” FY 2027, is the most relevant from a planning perspective.

Receipts

Financial Plan receipts include a variety of taxes, fees and assessments, charges for State-provided services, Federal receipts, and other miscellaneous receipts. Multi-year receipts estimates are prepared by DOB with the assistance of the Department of Taxation and Finance (DTF) and other agencies which collect State receipts and are premised on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

Projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs supported by Federal aid including Medicaid, public assistance, mental hygiene, education, public health, and other activities.

General Fund tax receipts are affected by the deposit of dedicated taxes in other funds for debt service and the STAR program. Changes in debt service on State-supported revenue bonds affect General Fund tax receipts. The State utilizes bonding programs where tax receipts are deposited into dedicated debt service funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund. Accordingly, certain tables in the following section display General Fund tax receipts that exclude amounts transferred to the General Fund in excess of amounts needed for certain debt service obligations (e.g., PIT receipts in excess of the amount transferred for debt service on revenue bonds).

Overview of the Receipts Forecast

All Funds receipts are projected to total $244.4 billion in FY 2025, a 4.1 percent ($9.7 billion) increase from FY 2024 results. FY 2025 State tax receipts are projected to increase $6.5 billion (6.1 percent) from FY 2024 results. FY 2026 State tax receipts, excluding one-time tax refund payments, are projected to total $117.9 billion, 4.1 percent over FY 2025.

Personal Income Tax

FY 2025 PIT receipts are estimated to increase from FY 2024 reflecting increases in withholding, estimated payments, and delinquencies, partially offset by minimal growth in total refunds and a decrease in final returns. PIT receipts are expected to be heavily influenced by PTET13F, an elective tax paid by NYS partnerships and S-corporations for which a corresponding PIT credit may be received. Despite being revenue neutral to the overall Updated Financial Plan across all taxl years, it is expected that the PTET will have a significant negative impact on PIT collections for as long as the program continues to be utilized. Net PIT collections have been and will continue to be suppressed by reduced estimated payments and elevated refunds, with cumulative impacts equal to total PTET liability.

FY 2025 withholding is estimated to increase compared to the prior year, reflecting moderate growth in both bonus and non-bonus wages. Current estimated payments for tax year 2024 and extension payments (i.e., prior year estimated) for tax year 2023 are both expected to increase. The growth and extensions – despite an estimated decrease in tax year 2023 non-wage income – reflects a disproportionately steep decline in FY 2024 (tax year 2023) current estimated payments relative to liability and the need to “catch up” through settlement payments coupled with a decrease in PTET credits relative to tax year 2022. The projected growth in FY 2025 current estimated payments is consistent with an increase in tax year 2024 non-wage income. Delinquent collections are projected to increase as well, while final return payments are projected to decrease slightly.

Total refunds in FY 2025 are projected to increase minimally, driven by a scheduled increase in the administrative refund cap (current year refunds) as well as projected increases in state/city offsets and advanced credit payments (generally STAR credits). These increases are partially offset by decreases in refunds for tax year 2023 (prior year refunds) and refunds for tax years previous to 2023. The FY 2025 prior year refunds estimate includes the influence of the one-time supplemental Empire State Child Credit payments effectuated by FY 2025 Enacted Budget legislation.

FY 2026 PIT receipts are projected to decrease from FY 2025 due to increases in total refunds partially offset by growth in withholding, total estimated payments, final returns, and delinquencies. Withholding is projected to increase despite the proposed cost of the Middle-Class Tax Cut beginning in tax year 2025. All refund components are projected to increase, however, projected growth in advanced credit payments is particularly strong due to the proposed one-time Inflation Refund payments for tax year 2025. Similarly, the administrative refund cap is projected to increase to allow benefits from the proposed enhancement of the Empire State Child Credit to be realized early in the tax year 2025 filing season. Projected growth in prior refunds for tax year 2024 is driven by a combination of increased PTET-related refunds compared to tax year 2023 and a reconciliation of tax liability from FY 2025 overpayment.

FY 2027 PIT receipts are expected to increase from FY 2026 projections due to growth in all components of gross receipts coupled with a decrease in total refunds. The decrease in refunds is driven by the sharp decline in advanced credit payments due to one-time Inflation Refund payments in the prior fiscal year. This is partially offset by an increase in the scheduled administrative cap — as the temporarily enhanced Empire State Child Credit is expanded to increase benefits for children over three — and projected growth in prior refunds for tax year 2025 due to increased PTET-related refunds compared to tax year 2024. Projected FY 2027 estimated payments for tax year 2026 include a one-time spin down of roughly $3.2 billion. Previously, DOB assumed a portion of estimated tax year 2026 payments would shift from FY 2028 extension payments as taxpayers took advantage of an unlimited SALT deduction cap in calendar year 2026. The Updated Financial Plan no longer assumes this deduction cap will expire after tax year 2025 and, thus, the timing of estimated tax payments will not shift accordingly. FY 2028 PIT receipts are projected to increase from FY 2027 due to growth in all gross receipts components partially offset by increases in total refunds. The increase in refunds is driven by increases in advanced credit payments, state/city offsets, prior refunds for tax year 2026, and refunds for years previous to tax year 2026. Receipts also include revenue from the proposed extension of the current top PIT rates through tax year 2032.

FY 2029 PIT receipts are projected to increase due to increases in withholding, estimated tax payments, final returns and delinquencies coupled with a minimal decrease in total refunds. The decrease in refunds is driven by a decrease in the scheduled administrative cap due to the expiration of the proposed enhancement to the Empire State Child Credit after tax year 2027. This is partially offset by increases in prior refunds for tax year 2027, refunds previous to tax year 2027, advanced credit payments, and state/city offsets. Projected growth in refunds for tax year 2027 is partially due to increased PTET-related refunds compared to tax year 2026.

Consumption/Use Taxes

All Funds consumption/use tax receipts for FY 2025 are estimated to increase from FY 2024 results. Sales tax receipts are estimated to increase due to moderate growth in taxable consumption. Cigarette and tobacco tax receipts are estimated to decrease reflecting a continuing trend of declining consumption. Opioid excise tax receipts are expected to moderately decline, reflecting the continued long-term decline in opioid consumption, as well as the market’s shift toward prescribing opioids in the lower wholesale acquisition cost tier, which has a reduced tax rate. Medical cannabis tax receipts are estimated to decline by more than 40 percent due to the partial year impact of the FY 2025 Enacted Budget legislation that reduced the excise tax rate from 7 percent to 3.15 percent effective June 1, 2024. Adult-use cannabis taxes are projected to significantly increase as the State’s cannabis market expands during the second full year of receipts. Auto rental tax receipts are estimated to increase as business travel rebounds to prepandemic levels. General Fund consumption/use tax receipts for FY 2025 are projected to increase largely due to the previously noted All Funds sales tax receipts trend.

FY 2026 consumption/use tax receipts are projected to increase, largely driven by a projected increase in sales tax receipts. Several consumption/use taxes are projected to experience flat yea-rover-year growth, including auto rental tax, opioid excise tax, peer-to-peer car sharing tax, alcoholic beverage tax, and vapor tax; or marginal growth, as is the case with highway use tax and motor fuel tax. Adult-use cannabis taxes are projected to significantly increase as the cannabis market continues to evolve and mature. However, the increases above are partially offset by a continued decline in taxable cigarette consumption and a further reduction in medical cannabis excise tax receipts due to the full-year impact of the lower excise tax rate. Consumption/use tax receipts for FY 2027 and 2028 are projected to increase, largely reflecting a projected increase in sales tax receipts and the continued maturation of the adult-use cannabis market, partially offset by a continued decline in taxable cigarette consumption.

Business Taxes

Corporate Franchise Tax (“CFT”) receipts are estimated to decrease modestly in FY 2025, primarily reflecting an increase in refunds. FY 2024 refund levels were at their lowest amount since FY 2015 and are expected to return to historical levels. The estimated increase in refunds is partially offset by an estimated slight increase in gross receipts and modest increase in audit receipts.

Corporation and Utilities Tax (“CUT”) receipts for FY 2025 are estimated to decrease slightly, primarily the result of lower audit receipts which are estimated to decline by over 50 percent as FY 2024 audit receipts were at their highest levels since FY 2019. Additionally, refunds are estimated to increase over the prior year, contributing to this year over year decline in net receipts. Gross receipts are estimated to increase as compared to FY 2024, which was significantly impacted by the COVID-19 Utility Debt Relief Tax Credit and resulted in lower gross receipts from the utility sector.

Insurance tax receipts for FY 2025 are estimated to increase slightly, due to projected increases in insurance tax premiums driving gross receipts, following two years of significant growth. Audits are expected to decrease while refunds are expected to essentially remain flat as compared to FY 2024.

PTET collections for FY 2025 are estimated to increase due to higher tax year 2024 estimated payments. As noted, DOB expects PTET will be revenue-neutral for the State; however, PTET will not be revenue-neutral within each fiscal year as PTET payments are generally received in the fiscal year prior to PIT credit claims.

Receipts from the repealed bank tax (all from prior liability periods) in FY 2025 are estimated to increase significantly due to an expectation of higher audit receipts. Petroleum Business Tax (PBT) receipts are estimated to decrease from FY 2024 results, primarily due to two successive rate index decreases, as the net impact of a 5 percent decrease in the PBT rate index effective January 1, 2024, is compounded by another 5 percent decline effective January 1, 2025.

Business tax receipts for FY 2026 are projected to decrease primarily due to lower PTET receipts. This decrease in PTET receipts is the result of the FY 2026 Executive Budget proposal to extend the annual election deadline from March 15th to September 15th, resulting in corresponding changes to the estimated payment schedule. PBT receipts are also projected to decrease, with an increase in CFT, CUT and insurance tax receipts partially offsetting the overall business tax receipts decrease. The increase in CFT receipts is driven by an increase in gross receipts; however, the decline in PBT receipts can be largely attributed to the January 1, 2025 PBT rate index decrease, coupled with an estimated rate index decrease on January 1, 2026. Bank tax receipts are projected to show no growth as compared to FY 2025. Business tax receipts for FY 2027 are projected to increase in CFT, CUT, insurance tax, and PTET while PBT is projected to decline. PTET receipts are projected to show the largest increase due to the significant decrease in FY 2026 receipts as a result of the Executive Budget proposal described above.

Business tax receipts for FY 2028 are projected to increase in the PTET and insurance tax, while CFT, CUT and PBT are projected to decline. The decrease in CFT receipts is driven by the expiration of the temporary tax rates set to expire after tax year 2026.

Other Taxes

FY 2025 other tax rates are estimated to decrease from FY 2024, primarily due to an expected return to a more typical amount of super-large payments and collections from the estate tax. This is partially offset by a projected increase in real estate transfer tax receipts, reflecting projected growth for housing starts, the average housing price and bonuses, as well as a projected decline in mortgage rates. Other tax receipts in FY 2026 and the outyears are projected to increase, largely due to increases in both estate tax and real estate transfer tax receipts, reflecting projected annual growth in household net worth, housing starts, the average housing price and bonuses, as well as projected annual declines in mortgage rates.

Miscellaneous Receipts

General Fund miscellaneous receipts in FY 2025 are estimated to decrease from FY 2024 results, largely due to abandoned property and other transactions. All Funds miscellaneous receipts in FY 2025 are estimated to decrease from FY 2024 results, driven by the conservative estimation of non-General Fund revenues and the reduction of General Fund receipts, partially offset by the projected growth of bond proceeds receipts, primarily due to the increase in bond-eligible capital spending in FY 2025 and the increased use of PAYGO capital resources, primarily from General Fund transfers, in FY 2024. In addition, the aggregate receipts projections (i.e., the sum of all projected receipts by individual agencies) in State Special Revenue Funds are adjusted downward to reflect aggregate trends and patterns observed between estimated and actual results over time.

All Funds miscellaneous receipts in FY 2026 are projected to increase from FY 2025 estimates, driven by bond proceed income due to higher projected bond-eligible capital spending and decreased use of PAYGO capital resources, primarily from General Fund transfers, partly offset by a projected decline in investment income.

In the later years of the Updated Financial Plan, All Funds miscellaneous receipts reflect the timing of capital reimbursements and a continued decline in investment income attributable to lower forecasted interest rates and available balances.

Federal Receipts

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal receipts generally correspond to changes in Federally- reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal receipts, actual results often differ from projections.

The changes in Federal receipts projections correspond with expected changes in Federal spending across the Financial Plan period, which include increases to Medicaid, Public Health, and Transportation, partially offset by declines in Federal pandemic assistance such as the expiration of COVID-19 eFMAP and ERAP, and the wind-down of other various pandemic assistance including child care, housing, infrastructure, and other purposes. In addition, Federal receipts reflect an increase in the final use of Federal American Rescue Plan (ARP) funds, including Elementary and Secondary School Emergency Relief funds, in FY 2025 consistent with Federal treasury rules.

Many of the policies that drive Federal aid may be subject to change. At this time, it is not possible to assess the potential fiscal impact of future policies that may be proposed and adopted. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan.

Disbursements

The multi-year disbursements projections consider various factors including statutorily-indexed rates intended to limit spending in certain programs, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all the amounts appropriated are disbursed in the same fiscal year. Consistent with past practice, the aggregate receipts and spending projections (i.e., the sum of all projected receipts and spending by individual agencies) in State Special Revenue Funds are centrally adjusted downward to reflect aggregate spending trends and patterns observed between estimated and actual results over time.

Assistance and Grants

Assistance and grants spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations who provide services to individuals. School Aid and health care spending account for most of the State Operating Funds assistance and grants spending, which represents approximately two-thirds of total State Operating Funds spending.

Education

School Aid

School Aid supports elementary and secondary education for New York pupils enrolled in the State’s 673 major school districts. State aid is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, such as the construction of school facilities and the education of students with disabilities.

School Year (July 1 - June 30)

The Executive Budget provides $37.4 billion in total School Aid for SY 2026, representing an annual increase of $1.7 billion (4.7 percent). This includes a $1.5 billion (5.9 percent) increase in Foundation Aid. The Executive Budget begins the process of reforming the Foundation Aid formula by updating the formula’s two measures of the percentage of low-income students in a school district, consistent with the recommendations of the Rockefeller Institute of Government and the Board of Regents. The Executive Budget also modifies the formula to provide additional aid to low-wealth school districts and to ensure that each district receives at least a 2 percent annual increase in aid. The SY 2026 School Aid increase also includes the full funding of the projected $230 million (2.2 percent) increase for expense-based reimbursement programs such as Transportation Aid and BOCES Aid. In SY 2027 and beyond, growth in School Aid reflects estimated growth in Foundation Aid and expense-based aids, reflecting DOB’s inflation forecast and recent annual expense-based aid growth, respectively.

State Fiscal Year School Aid

The State finances School Aid from the General Fund, commercial gaming receipts, Cannabis sales, Mobile Sports Wagering receipts, and Lottery Fund receipts, including revenues from Video Lottery Terminals (VLTs). Commercial gaming, Lottery, and mobile sports wagering receipts are accounted for and disbursed from dedicated accounts. Revenue from the fantasy sports education and the cannabis education accounts are transferred to the Lottery Fund for disbursement. The amount of School Aid spending financed by mobile sports wagering receipts is expected to increase in FY 2026 due to an increase in anticipated revenue collections. Additionally, the amount of School Aid spending financed by lottery is expected to decrease in FY 2026 due to higher than anticipated revenue collections in FY 2024 that were subsequently used to support disbursements in FY 2025.

Because the State fiscal year begins annually on April 1 and the school year begins annually on July 1, the State typically pays approximately 70 percent of the annual school year commitment during the initial State fiscal year and the remaining 30 percent in the first quarter of the following State fiscal year.

Other Education Funding

The State provides funding and support for various other education-related programs. These include special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

Special Education costs are expected to increase from FY 2025 levels due to the continuing impact of a 4.3 percent increase to provider tuition and service rates approved in SY 2024, prior year increases of 11 percent and 6.25 percent in SY 2023 and SY 2024, respectively, and the return of enrollment to pre-COVID pandemic levels. These increased costs are paid in the first instance by school districts and counties and partially reimbursed by the State starting in the following year. Outyear spending increases are attributable to projected enrollment and cost growth.

Spending for All Other Education Programs in FY 2026 is projected to increase by 8 percent. This increase is driven largely by adoption of a universal free school meals program under which all school districts, charter schools, and nonpublic schools that participate in the national school lunch and breakfast program will be required to provide free breakfast and lunch meals to all students regardless of their families’ income, with the State paying the student’s share of costs for all meals served to students not already receiving free meals. The projected increase in spending is also partly attributable to reimbursement to nonpublic schools for State-mandated activities; reimbursement to nonpublic schools for STEM instruction; reimbursement of school districts’ supplemental charter school tuition payments; and payments to the City of New York for charter school facilities aid.

Outyear spending growth is largely attributable to increased reimbursement for school meals, nonpublic schools, and charter schools.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Senior citizens with incomes below $107,300 will receive an $86,100 exemption in FY 2026.

Spending on STAR property tax exemptions reflects reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from homeowners. Since FY 2017, the STAR exemption program has been gradually transitioning from a spending program to an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit instead of a property tax exemption. This transition did not change the value of the STAR benefit received by homeowners.

The STAR program also includes a credit for income-eligible taxpayers who are residents of the City of New York. The City of New York PIT rate reduction was converted into a State PIT tax credit starting with tax year 2017 and, as of FY 2019, is no longer a component of State Operating Funds spending. This change has no impact on the value of the STAR benefit received by taxpayers.

All homeowners with incomes above $250,000 were transitioned from the basic exemption benefit program to the advance credit program in FY 2020. Additionally, a zero percent growth cap on the STAR exemption benefit remains in effect. The decline in reported disbursements on STAR exemptions in FY 2026 through FY 2029 can be attributed to these actions. By moving taxpayers to the credit program, the State can more efficiently administer the program while strengthening its ability to prevent abuse. The move from the basic exemption to the credit program does not reduce the value of the benefit received by homeowners.

Higher Education

Assistance and Grants spending for higher education includes funding for CUNY, SUNY, and Higher Education Services Corporation (HESC).

As of Fall 2024 enrollment data, SUNY and CUNY operate 47 four-year colleges and graduate schools with a total enrollment of roughly 372,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving approximately 242,000 students. State funds support a significant portion of SUNY and CUNY operations. In addition to the spending reflected in the table above, the State provides nearly $2.0 billion in annual support for the fringe benefit costs of all employees at SUNY State-operated campuses, approximately $1.5 billion for SUNY campus operations via an annual General Fund transfer, and an estimated $1.0 billion for debt service payments on bond-financed capital projects at SUNY and CUNY in FY 2026. Additionally, an estimated $330 million in student financial aid support will continue to be transferred from HESC to SUNY in FY 2026. This is the result of an accounting change first implemented in FY 2020 to reflect certain financial aid payments made from HESC to SUNY as transfers instead of disbursements.

HESC is New York State’s student financial aid agency. HESC oversees State-funded financial aid programs, including the Excelsior Scholarship, the Tuition Assistance Program (TAP), and various other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 300,000 students. HESC also partners with OSC in administering the College Choice Tuition Savings program.

Higher education assistance and grants spending is projected to increase by $191 million, or 5.6 percent, from FY 2025 to FY 2026. This spending includes an increase in General Fund operating assistance to CUNY senior college for campus operating support; increased fringe benefits; investments in artificial intelligence; and programs to support academic and career advisement, tuition grants, textbooks, and transportation costs. In addition, increased student financial aid spending is driven by the Executive proposal to provide for the remaining cost of tuition, fees, books, and supplies for students aged 25 to 55 who enter high-demand fields at SUNY and CUNY community colleges, as well as the expansion of VTA to include non-combat veterans.

Health Care

DOH works with local health departments and social services departments, including the City of New York, to coordinate and administer statewide health insurance programs and activities, including operating the Medicaid program. The combined benefit of the State’s health insurance programs is to provide health care coverage to approximately 9 million low-income individuals and long-term care services for the elderly and disabled. Most government-financed health care programs are included under DOH; however, several programs are also supported through multi-agency efforts. In addition to Medicaid and Statewide public health programs, assistance and grants spending for health care includes a variety of mental hygiene programs.

DOH also engages in Federally supported initiatives, including Medicaid redesign and public health response efforts. For more information on the Medicaid Waivers and Federal COVID-19 response efforts please see “Other Matters Affecting the Financial Plan” and “Federal Aid” herein.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through monthly premium payments to managed care plans that enroll Medicaid eligible individuals and direct payments to health care providers for services rendered to Medicaid enrollees. According to the most recent MS Data, New York is the second largest program in terms of spending, behind California, which spends roughly 24 percent more in gross expenditures and covers more than 13 million people. Medicaid services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including personal care, mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The Medicaid program is financed by the Federal government, the State, and counties, including the City of New York. DOB estimates that spending from all sources, including spending by local governments that is not part of the State’s All Funds activity, will total nearly $124 billion in FY 2026.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds. In any year, Medicaid costs financed by the General Fund may be affected by several factors, including the Medicaid Global Cap, a statutory annual growth cap that applies to a subset of State-share Medicaid spending, financial resources available in HCRA, and, to a lesser extent, other State Special Revenue Funds, and temporary changes to the Federal share of Medicaid (e.g., FMAP).

Medicaid eligibility and enrollment fluctuate with economic cycles. Due to the steep rise in unemployment triggered by the COVID-19 pandemic, as well as Federal limitations on Medicaid disenrollment activities before the expiration of the public health emergency (PHE) on May 11, 2023, Medicaid enrollment has increased significantly since March 2020.

The State conducted eligibility redeterminations for approximately 9 million public health insurance enrollees. Through December 2024, disenrollment remains low, and the State continues to retain a greater proportion of COVID-19 era enrollees driving higher Medicaid costs over the multi-year Updated Financial Plan relative to pre-pandemic levels of enrollment.

Accordingly, total Medicaid costs are expected to grow annually, due in large part to an increase in high utilization and aging populations, a recent expansion of benefits, and increases to reimbursement rates. Other factors that continue to place upward pressure on State-share Medicaid costs include but are not limited to: provider reimbursements to cover minimum wage increases; the phase-out of enhanced Federal funding; increased costs and enrollment growth in MLTC services for seniors and dual eligibles; and payments to financially distressed hospitals.

The Essential Plan

The State participates in the EP, a health insurance program which receives Federal subsidies authorized through the ACA. The EP includes health insurance coverage for New York State residents who are lawfully present in the United States, including legally residing immigrants, and are not eligible for Medicaid, CHP, or other employer-sponsored coverage. Individuals who meet the EP eligibility standards are enrolled through the New York State of Health (NYSOH) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange – NYSOH – serves as a centralized marketplace to shop for, compare, and enroll in a health plan. Over 1.5 million New Yorkers are expected to be enrolled in the EP in FY 2026, which represents an increase in enrollment from FY 2025 as the end of the Federal PHE has caused individuals to shift out of Medicaid and into EP. Growth in outyear enrollment is also due to expanded eligibility under a Federal Section 1332 State Innovation Waiver (the Waiver) which increased EP income eligibility from 200 percent of the Federal Poverty Level (FPL) to 250 percent FPL, as well as recent reductions in cost-sharing for enrollees.

Pursuant to the Waiver approved by the U.S. Department of Treasury and the U.S. DOH and Human Services in March 2024, New York State extended coverage to more low- and moderate-income individuals through the expanded EP. Prior to the Waiver, both the State and Federal governments shared in the costs of the EP, under Section 1331 of the ACA. To the extent that Federal funds are sufficient to support operational costs of the program, the Waiver is expected to be fully federally funded. Similarly, the majority of EP spending will continue to be remitted under the Waiver, which is valid through December 31, 2029.

Under the original EP, Federal funding was received in advance pursuant to a formula that calculated what EP enrollees would have received had they enrolled in a qualified health plan and deposited 95 percent of that value into the EP Trust Fund. These funds are earmarked exclusively for eligible expenses under the Section 1331 Waiver, which are limited to reducing premiums, reducing cost sharing, and providing additional benefits for EP enrollees. Due to restrictions on eligible expenses, advances have exceeded disbursements, resulting in a fund balance of $9.1 billion as of March 31, 2024. With approval of the Waiver, effective April 1, 2025, this accumulated balance is suspended for the life of the Waiver and will not be available to support EP costs. This balance will continue to earn interest that is payable to the Federal government. The balance of the advances will be maintained until the Federal government authorizes additional expenditures. Pursuant to the Waiver, Federal funding is based on the amount of Premium Tax Credits that would have been provided to individuals in the State under the ACA absent the waiver.

Federal payments will be made as costs are incurred, and all Federal funds must be used for the purpose of implementing the Waiver.

All Funds EP spending is anticipated to fluctuate over the Financial Plan period, reflecting a mix of factors. Spending growth in outyears primarily reflects costs associated with increased enrollment and expanded eligibility to individuals with incomes between 200 and 250 percent of the Federal poverty level. This growth is also in part caused by the unwind of the PHE as a portion of individuals disenrolled from Medicaid are moving on to the EP. Due to the current Federal reimbursement methodology for the EP, assistance and grants spending for the EP is not anticipated to exceed available Federal resources and drive a commensurate increase in State support.

Public Health/Aging Programs

The State administers more than 150 separate programs to promote public health and wellbeing and provide access to quality health services for New Yorkers. CHP, the single largest program in this category, provides health insurance coverage for children of low-income families up to the age of 19. The General Public Health Work (“GPHW”) program reimburses local health departments for the cost of providing certain public health services. The Elderly Pharmaceutical Insurance Coverage (EPIC)

program provides prescription drug insurance to seniors. The Early Intervention (EI) program pays for services provided to infants and toddlers with disabilities or developmental delays who are under the age of three. Many public health programs, such as the EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of the program costs. State spending projections do not include the county share of these programs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (SOFA) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

Public Health spending is projected to decrease by 6.2 percent in FY 2026 and grow by less than 2 percent annually over the remaining years of the Financial Plan period. Over the multiyear period, the Updated Financial Plan maintains funding to address the needs of individuals living in underserved communities by ensuring surplus agricultural products are rerouted through the State’s network of food banks; monitoring and providing support for unforeseen public health emergencies; reducing infant, child, and maternal mortality; improving maternal mental health; easing access to gender-affirming care; and maintaining on-going workforce investments to safeguard access and delivery to health care. The Updated Financial Plan maintains support for SOFA to address locally identified capacity needs, including: retention of the elderly in their communities, support for family and friends in their caregiving roles; establishment of quality reporting and accreditation for assisted living residences; and implementation of quality improvement initiatives in nursing homes to promote transparency.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities and is currently authorized through FY 2026. HCRA resources include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 25 percent of State share Medicaid costs, and other programs and health care industry investments, including: CHP; EPIC; Physician Excess Medical Malpractice Insurance; Indigent Care payments to hospitals serving a disproportionate share of individuals without health insurance; Worker Recruitment and Retention; Doctors Across New York (DANY); Nurses Across New York (NANY); and the Statewide Health Information Network for New York (SHIN-NY)/All-Payer Claims Database (APCD).

Total HCRA receipts are anticipated to remain steady over the course of the multi-year plan and reflect the assumption that health care surcharge and assessment collections will remain relatively flat while cigarette tax revenues will moderately decline, concurrent with cigarette consumption. These declines are offset by $150 million in annual revenues set aside to support distressed providers through Medicaid program payments.

HCRA spending over the same plan period reflects over $4.8 billion in continued support for Medicaid spending, including the $150 million set aside for distressed providers and approximately $1.4 billion for the CHP program. Estimated growth in CHP spending reflects growth in enrollment, utilization, and reimbursement rates.

HCRA is expected to remain in balance over the Financial Plan period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to maintain a balanced fund. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would have otherwise been paid from the General Fund.

Mental Hygiene

The Mental Hygiene agencies consist of OPWDD, OMH, OASAS, the Council on Developmental Disabilities (CDD), and the Justice Center for the Protection of People with Special Needs (Justice Center). These agencies provide services directly to their clients through State-operated facilities and indirectly through community-based providers. Services are provided for adults with mental illness, children with emotional disturbance, individuals with intellectual and developmental disabilities and their families, people with substance use disorder, and individuals with problem gambling. The service costs are reimbursed by Medicaid, Medicare, third-party insurance, and State funding.

The Updated Financial Plan includes continued support for individuals with developmental disabilities to ensure appropriate access to care, including funding to expand independent living opportunities, provide choice in service options, and support increased utilization levels.

Funding continues to be included to support OMH community services and the transition of individuals from inpatient to community settings. Additional investments support the launch of an Aging in Place pilot program to enhance residential services for people with mental illness who need additional assistance to continue living independently as they age. Other additional funding for OMH services includes the creation of new Intensive and Sustained Engagement Teams (INSET) and Hospital-Based Peer Bridger services, expanding the teen Mental Health First Aid (tMHFA) program, and expanding maternal behavioral health services.

Increased funding for OASAS programs will support not-for-profit providers for addiction prevention, treatment, harm reduction, and recovery programs. Additional investments include expanding access to opioid treatment medications in underserved areas. Similarly, the multi-year Financial Plan includes over $400 million in resources from the Opioid Stewardship Tax and litigation settlements with pharmaceutical manufacturers and distributors that will be targeted at the overdose epidemic through investments in addiction services programs.

The Updated Financial Plan also continues funding to increase the minimum wage index with inflation; establish and operate 3,500 new residential units for New Yorkers with mental illness; significantly expand outpatient mental health services; enhance mental health services in schools; and increase funding for Safe Options Support (SOS) teams and specialized programs for children. The FY 2026 Executive Budget also supports a 2.1 percent targeted inflationary increase for eligible programs run by voluntary operated providers.

Beginning in FY 2026, costs reported under the DOH Medicaid budget excludes OSA local Medicaid expenses which have previously been included under the Global Cap. These costs, previously reported in the DOH budget, will now be reported in the respective agencies, including OPWDD and OMH. The reclassification of this spending is cost neutral to the overall Updated Financial Plan and more appropriately aligns program activities and costs to agencies responsible for managing such spending. The level of Mental Hygiene spending reported under the DOH Medicaid Global Cap and/or the OPWDD related local share expenses funded with additional financial plan resources have no impact on mental hygiene service delivery or operations and may fluctuate depending on the availability of resources and other cost pressures within the Medicaid program.

Social Services

Office of Temporary and Disability Assistance

OTDA assistance and grants programs provide cash benefits and supportive services to low-income families. The State’s three main programs are Family Assistance, Safety Net Assistance and Supplemental Security Income (SSI). The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance to single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, the visually handicapped, and disabled persons.

DOB’s caseload models project a total of 688,153 public assistance recipients in FY 2026. Approximately 205,120 families are expected to receive benefits through the Family Assistance program and 142,791 through the Safety Net Assistance program in FY 2026, an increase in both programs from FY 2025. The caseload for single adults and childless couples supported through the Safety Net Assistance program is projected to be 340,242 in FY 2026, an increase of 6.4 percent from FY 2025.

OTDA spending in FY 2026 reflects decreased projections for Rental Assistance as the pandemic-related Emergency Rental Assistance and Landlord Assistance programs wind down, partially offset by increases for Homeless Housing and Services that reflect the continued transition from State settlement funds to the General Fund for ESSHI, which funds supportive housing constructed for vulnerable homeless populations under the Governor’s Affordable Housing and Homelessness Plan. This reflects the full estimated costs for ESSHI that are shared by multiple agencies.

Growth in public assistance initiatives is attributed to expanding Welcome Centers in the City of New York to combat homelessness and the implementation of the Birth Allowance for Beginning Year (BABY) program which will provide an enhanced allowance for eligible families from pregnancy through the age of one. Safety Net Assistance spending growth is driven by an increase in the public assistance caseload, particularly in the City of New York. Asylum Seeker Assistance spending declines year-over-year consistent with the one-time funding provided to the City of New York.

Office of Children and Family Services

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. It oversees the State’s system of family support and child welfare services administered by local social services districts and community-based organizations. Specifically, child welfare services, financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low and middle-income families.

The Updated Financial Plan continues State support for child care subsidies for eligible families up to 85 percent of the State income threshold. In addition, spending growth reflects the State’s investment in youth programs through Get Offline Get Outside 2.0, additional funding for homeless youth, and a 2.1 percent targeted inflationary increase for eligible programs. OCFS’s Medicaid budget increase reflects shifting program funding from DOH to OCFS. Lastly, the budget maintains the current financing structure for residential school placements of children with special needs.

Transportation

The Department of Transportation (“DOT”) maintains approximately 44,475 State highway lane miles and 7,700 State highway bridges. DOT also partially funds regional and local transit systems, including the MTA; local government highway and bridge construction; and rail, airport, and port programs.

In FY 2026, the State plans to provide $9.0 billion in operating aid to mass transit systems, including $3.8 billion from the direct remittance of various dedicated taxes and fees to the MTA that do not flow through the State’s Updated Financial Plan and are thus excluded from the table below. The MTA, the nation’s largest transit and commuter rail system, is scheduled to receive $8 billion (approximately 90 percent) of the State’s mass transit aid.

Projected operating aid to the MTA and other transit systems primarily reflects the current receipts forecast. Increased spending includes an additional $138 million to the MTA, $37 million for non-MTA downstate transit systems, $11 million for upstate systems, and funding for an Orange County Transit Study. Reduced operating support to the Gateway Development Commission and the Ogdensburg Bridge and Port Authority, commensurate with need, partially offset these increases.

Agency Operations

Agency operations spending consists of Personal Service (PS) and NPS. Fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees, as well as certain fixed costs such as litigation expenses and taxes on public lands, are also part of operating costs and are described separately under GSCs. PS includes salaries of State employees of the Executive, Legislative, and Judicial branches consistent with current negotiated collective bargaining agreements, as well as temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. Certain agency operating costs of DOT and the Department of Motor Vehicles (DMV) are included in Capital Projects Funds and are not reflected in State Operating Funds.

Over 90 percent of the State workforce is unionized. The largest unions include Public Employees Federation (PEF), which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers), Civil Service Employees Association (CSEA), which represents office support staff, administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; United University Professionals (UUP), which represents faculty and nonteaching professional staff within the SUNY system; and New York State Correctional Officers and Police Benevolent Association (NYSCOPBA), which represents security personnel (correctional, safety and security officers).

Agency operations spending levels are mainly impacted by workforce and employee compensation, and fluctuations in energy and commodity prices.

Operational spending for executive agencies is affected by the timing of Federal reimbursement of State incurred COVID-19 pandemic response and recovery efforts, contractual general salary increases, inflation and new investments. Excluding general salary increases and inflation, agency spending changes include:

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DOCCS. The FY 2026 Executive Budget reflects additional funding for enhanced security measures and the MAT program offset by one-time retroactive salary payments associated with the NYSCOPBA collective bargaining agreement in FY 2025.

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OMH. Funding has increased to expand various mental health programs, including enhancing Safe Options Support (SOS) teams to provide psychiatric and medical care and addiction support services to individuals experiencing street homelessness and those in temporary shelter settings; the tMHFA program for high school students; and enhanced staffing at forensic psychiatric centers to improve patient outcomes.

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OPWDD. Increased funding over the multi-year plan reflects the alignment of PS funding to support the Full-Time Equivalent (FTE) forecast as well as increases to expand Intensive Treatment Opportunity (ITO) capacity to develop inpatient treatment settings for individuals that require intensive behavior supports in the Finger Lakes region.

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Department of Health. Additional funding supports both staffing and contractual services requirements for programs created and strengthened by legislative bills. This includes the opioid antagonist distribution program which will begin providing fentanyl test strips and informational packets to individuals receiving opioid antagonists. Funding has also been provided for conducting a study of the delivery of services to individuals with Traumatic Brain Injuries (TBIs). These and other investments will ensure that the programs are well-equipped to achieve their objectives to improve public health across the State.

●	State Police. Funding is increased to support the deployment of additional State Police and counterterrorism investigators to strengthen criminal border enforcement efforts.
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Information Technology Services. Spending growth reflects continued investments in resources dedicated to cybersecurity and the IT workforce as well as system modernization and demographic data collection efforts.

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Children and Family Services. Spending in FY 2026 and beyond reflects Statewide costs associated with implementing and supporting Raise the Age reforms, such as comprehensive diversion, probation, and programming services for 16- and 17-year-old youth in the juvenile justice system. Costs will be shifted to other agencies where costs are incurred in a later Financial Plan update.

●	DEC. The FY 2026 Executive Budget includes funding for making open space accessible to all and other environmental staffing investments.
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All Other Agencies. Other spending changes include increased deployment of National Guard members assigned to the Joint Task Force Empire Shield Mission, additional funding for public service announcements, and public service recruitment efforts. In addition, spending is impacted by the timing of Federal reimbursement of previously incurred State costs related to COVID-19 pandemic response and recovery expenses, including the purchase of COVID-19 test kits for schools and local governments, personal protective equipment (PPE), and durable medical equipment. The Updated Financial Plan expects the State to receive $500 million in reimbursement in FY 2025.

●	State University. Spending growth reflects additional operating aid support at four-year campuses and for the SUNY Downstate Hospital.
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Judiciary. Increases from FY 2025 include funding to support non-judicial staffing initiatives, including new court clerks and attorneys, costs associated with four court officer academy classes and increased staffing levels to address case backlogs and provide operational support to various courts. The Judiciary’s budget submission includes funding to support new judgeships; additional City of New York Family Court and Criminal Court judges/support magistrates, including non-judicial staff supporting these judges; civil legal services increases; additional funding for various technology initiatives; and expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration.

Workforce

In FY 2026, roughly $18 billion of the State Operating Funds budget is dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY and Independent Agencies; employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of the Executive agency workforce is in the mental hygiene agencies and DOCCS.

General State Charges

GSCs spending includes employee related expenses for fringe benefits the State provides to current and former employees, as well as certain statewide fixed costs. Fringe benefits include health insurance, pensions, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). The GSCs budget also pays the Social Security payroll tax, taxes on State-owned lands, Payments in Lieu of Taxes, and judgments awarded in the Court of Claims. Many of these payments are mandated by law or collective bargaining agreements. Employee fringe benefits are paid centrally through the General Fund. Some agencies with dedicated revenue sources outside of the General Fund partially reimburse the General Fund via the agency fringe benefit assessments process.

GSC spending over the Financial Plan period is primarily driven by the increased costs of health care services, with NYSHIP projections correlating with the growth rates in the hospital, medical and pharmaceutical industries. Pension growth in the outyears reflects projected costs associated with conservative pension fund investment returns resulting in higher employer contribution rates.

Programmatically, the State has and continues to fund employee and retiree health care expenses as they become due, on a PAYGO basis. To help limit the State’s liability exposure to postemployment health benefits of retired employees and their dependents, the State has made aggregate deposits to the RHBTF totaling $1.5 billion through FY 2024. The Updated Financial Plan assumes $250 million in annual deposits will continue if fiscal conditions permit. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability.

The estimate for Social Security reflects general salary increases pursuant to collective bargaining agreements, as well as the continued growth in the State workforce. Growth for workers’ compensation, other fringe benefits and fixed costs reflect wage and property tax increases, as well as forecasted spending trends.

Transfers to Other Funds (General Fund Basis)

General Fund resources are transferred to other funds to finance a range of other activities, including debt service for bonds that do not have dedicated revenues, SUNY operating costs and certain capital projects.

General Fund transfers to other funds are projected to total $8.7 billion in FY 2026, representing a net decrease of approximately $512 million from FY 2025 mainly due to lower capital transfers and $350 million in one-time General Fund resources that will be transferred to the HSF to support $200 million in hospital investments, and $150 million in nursing homes, assisted living programs, and hospice.

Transfers to capital projects funds are impacted by the timing of bond proceed reimbursements to the capital projects fund and increased PAYGO capital spending across the Financial Plan period. PAYGO capital spending has increased to avoid issuing debt for higher cost taxable bonds and bonds for capital expenditures with short economic useful lives; remain within the statutory debt cap; and allow for a larger DOT capital plan.

The DHBTF receives motor vehicle fees, Petroleum Business Tax (PBT), the motor fuel tax, Highway Use Tax, the auto rental tax, utilities taxes, and miscellaneous transportation-related fees. These resources are used to pay debt service on transportation bonds, finance capital projects, and pay for certain operating expenses of the DOT and DMV. The General Fund, as needed, subsidizes DHBTF expenses that are not covered by revenue and bond proceeds. The prepayment of DHBTF Bonds results in an increase to debt service transfers from and a corresponding decrease in capital projects transfers to the DHBTF. There is no resulting financial plan impact.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation Bonds for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development (“ESD”), Dormitory Authority of the State of New York (“DASNY”), and New York State Thruway Authority (“NYSTA”), for which debt service is subject to annual appropriation by the State Legislature. Depending on the credit structure, debt service is financed by transfers from the General Fund and dedicated taxes and fees.

State Operating Funds debt service is projected to be $2.3 billion in FY 2026, of which $300 million is paid from the General Fund and $2.0 billion is paid from other State funds supported by dedicated tax receipts. The General Fund finances debt service payments on General Obligation and service contract bonds, including expected service contract payments to the Gateway Development Commission (GDC) relating to the Hudson Tunnel Project. Debt service for other State-supported bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds.

Debt service spending levels are impacted by prepayments. The Updated Financial Plan reflects prepayments that totaled $4.7 billion in FY 2024 and planned prepayments of $2.0 billion in FY 22025.

The FY 2026 Executive Budget authorizes liquidity financing in the form of up to $3.0 billion of PIT notes as a tool to manage unanticipated financial disruptions. The Updated Financial Plan does not assume any PIT note issuances. DOB evaluates cash results regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

The Updated Financial Plan estimates for debt service spending reflect bond sale results, including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service projections were reduced to reflect the contribution of $13.6 billion of PAYGO capital resources that were added since FY 2023, which includes new PAYGO spending of $1 billion that was added in the FY 2026 Executive Budget.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2021 through 2023

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior fiscal years were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given fiscal year as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Rainy Day Reserves to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The General Fund balance has increased by over $34 billion from FY 2021 to FY 2023, driven by extraordinary tax collections over the past two years that allowed significant increases in reserves, as well as the establishment of a reserve for payment of PTET/PIT tax credits15 in FY 2022 which totaled $14.4 billion at the end of FY 2023. In addition, over $16 billion has been added to principal reserve balances since FY 2021, including the completion of $10.6 billion of planned deposits and set asides to principal reserves at the end of FY 2023 – two years ahead of the initial plan laid out in October 2021. The balance in principal reserves is just over $19.5 billion, an amount equal to approximately 16 percent of projected FY 2024 State Operating Fund disbursements, which is complimented by additional reserves for debt management and future operating costs.

FY 2023

The State ended FY 2023 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $103.2 billion. General Fund disbursements, including transfers from other funds, totaled $92.8 billion. The State ended FY 2023 with a General Fund balance of $43.5 billion, an increase of $10.4 billion from FY 2022 results. The higher balance reflects the deposit of $10.6 billion to the State’s principal reserves, partially offset by use of prior year resources as planned to fund certain commitments and operations in FY 2023.

FY 2022

The State ended FY 2022 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General fund receipts, including transfers from other funds, totaled $112.8 billion. General Fund disbursements, including transfers to other funds, totaled $88.9 billion. The State ended FY 2022 with a General Fund balance of $33.1 billion, an increase of $23.9 billion from FY 2021 results. A large share of the higher balance reflects $16.4 billion in PTET collections and $1.1 billion in eligible public safety payroll expenses moved to the CRF, partly offset by prepayments and advances totaling $9 billion. Excluding these transactions, the General Fund ended March 2022 with a balance of $24.4 billion, an increase of $15.3 billion from FY 2021 results.

FY 2021

The State ended FY 2021 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The State ended FY 2021 with a General Fund balance of $9.2 billion, an increase of $217 million from FY 2020 results.

State Operating Funds Fiscal Years 2021 through 2023

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.

FY 2023

State Operating Funds spending totaled $123.8 billion in FY 2023, an increase of $6.3 billion (5.4 percent) compared to FY 2022. Within this category, local assistance spending through March was $6.9 billion higher than in the prior year. The largest local assistance spending changes were as follows:

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Medicaid ($3.5 billion higher) primarily attributable to enrollment growth in Managed Care associated with the Public Health Emergency and Federal requirement prohibiting the disenrollment of recipients ($1.8 billion); increased Fee for Service Spending related to higher utilization and prices ($689 million); and increased spending in the Vital Access Provider Assurance Program related to advancement of the Federal share of directed payment template payments for distressed hospitals ($2 billion). The higher spending is partially offset by increased COVID eFMAP collections in FY 2023 ($812 million) and Federal Family Planning credits ($108 million) that were not claimed in FY 2022.

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School Aid ($2 billion higher) due to planned General Aid payment increases ($675 million) related to the second year of the three-year phase-in of full funding of Foundation Aid, education payments supported by higher Mobile Sports Wagering receipts ($517 million), increased disbursements supported by Lottery and VLT receipts ($630 million), and higher Teacher Retirement System payments ($141 million).

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Office of Children and Family Services ($1.1 billion higher) primarily attributable to higher spending for Child Welfare Services ($1.2 billion) and Day Care ($49 million), partially offset by reduced spending on Foster Care Block Grant payments ($55 million) and Adult Protective Services ($52 million).

Executive agency operations spending from State Operating Funds increased by $1.4 billion in FY 2023, largely because eligible State costs were offset by the Federal CRF in FY 2022. Debt Service decreased by $2.1 billion in FY 2023, due to prior prepayments of FY 2023 debt service.

FY 2022

Through March 2022, State Operating Funds spending totaled $117.4 billion in FY 2022, an increase of $13.2 billion (12.7 percent) from FY 2021.

FY 2021

State Operating Funds spending totaled $104.2 billion in FY 2021, an increase of $2 billion (2.0 percent) from FY 2020 due primarily to the prepayment of debt service obligations and Pension amortizations, offset by reduced disbursements in local assistance and agency operations.

All Funds Fiscal Years 2021 through 2023

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity and includes spending from Federal funds and capital projects funds.

FY 2023

The FY 2023 All Funds closing balance totaled $66.0 billion, $12.4 billion above FY 2022. The growth was attributable to a larger opening balance ($34.8 billion), offset by lower receipts ($11.3 billion) and higher disbursements ($11.1 billion) compared to the prior year.

The decline in receipts primarily reflects lower tax collections ($9.5 billion). PIT receipts decreased by $12 billion in FY 2023, largely due to the PTET program and the timing of PTET credit realization during FY 2022 and FY 2023. In FY 2022, taxpayers were statutorily prohibited from adjusting tax year 2021 current estimated PIT payments based on anticipated PTET credits. This restriction did not apply for tax year 2022, and FY 2023 PIT collections reflect the realization of a high concentration of PTET credits from both tax years 2021 and 2022. PTET collections also decreased by $1.5 billion in FY 2023, primarily because five quarters of PTET collections were reflected in FY 2022 and FY 2023 was the first year in which PTET refunds were issued.

The decline in PIT and PTET receipts in FY 2023 was offset by growth in other tax categories compared to FY 2022. Higher business tax collections ($2.4 billion) were driven by increased Corporate Franchise Tax receipts, insurance gross receipts, and audits. Consumption/use tax collections grew by $964 million mostly due to stronger-than-expected sales tax collections, partially offset by the temporary suspension of the sales and motor fuel excise taxes (on gasoline and diesel motor fuel) from June 2022 through December 2022.

Non-tax miscellaneous receipts increased by $3.9 billion in FY 2023, primarily due to the timing of reimbursements for various capital programs ($1.4 billion) and higher investment income ($1.1 billion). Federal grants decreased by $5.7 billion, largely due to the receipt of $12.75 billion in ARP aid in FY 2022.

The increase in disbursements in FY 2023 primarily reflects increased spending on local assistance ($6.9 billion) from State Operating Funds, as well as higher spending from Federal grants ($5.5 billion) compared to FY 2022.

State Operating Funds spending totaled $123.8 billion in FY 2023, an increase of $6.3 billion (5.4 percent) compared to FY 2022. Within this category, local assistance spending through March was $6.9 billion higher than in the prior year. The largest local assistance spending changes were as follows:

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Medicaid ($3.5 billion higher) primarily attributable to enrollment growth in Managed Care associated with the Public Health Emergency and Federal requirement prohibiting the disenrollment of recipients ($1.8 billion); increased Fee for Service Spending related to higher utilization and prices ($689 million); and increased spending in the Vital Access Provider Assurance Program related to advancement of the Federal share of directed payment template payments for distressed hospitals ($2 billion). The higher spending is partially offset by increased COVID eFMAP collections in FY 2023 ($812 million) and Federal Family Planning credits ($108 million) that were not claimed in FY 2022.

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School Aid ($2 billion higher) due to planned General Aid payment increases ($675 million) related to the second year of the three-year phase-in of full funding of Foundation Aid, education payments supported by higher Mobile Sports Wagering receipts ($517 million), increased disbursements supported by Lottery and VLT receipts ($630 million), and higher Teacher Retirement System payments ($141 million).

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Office of Children and Family Services ($1.1 billion higher) primarily attributable to higher spending for Child Welfare Services ($1.2 billion) and Day Care ($49 million), partially offset by reduced spending on Foster Care Block Grant payments ($55 million) and Adult Protective Services ($52 million).

Executive agency operations spending from State Operating Funds increased by $1.4 billion in FY 2023, largely because eligible State costs were offset by the Federal CRF in FY 2022. Debt Service decreased by $2.1 billion in FY 2023, due to prior prepayments of FY 2023 debt service. Federal operating aid increased by $5.5 billion over the prior year due predominantly to the following:

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Medicaid ($5.1 billion higher) primarily attributable to significantly higher claims-based spending ($3.4 billion) caused by Federal MOE restrictions on disenrollment during the Public Health Emergency and increased rates ($1.3 billion), higher Fee-for-Service expenditures resulting from increased utilization and price increases ($1.2 billion) and increased Managed Long-Term Care spending ($879 million). Additional increased year-to-year spending is attributable to higher COVID eFMAP collections ($860 million), the claiming of Federal Community First Choice Option credits ($761 million), and Family Planning credits ($108 million) that were not claimed by the State in FY 2022.

●	School Aid ($2.3 billion higher) primarily due to increased spending from COVID-19 related grants ($2.1 billion).

FY 2022

The FY 2022 All Funds closing balance totaled $53.5 billion, $34.6 billion above FY 2021. The growth was attributable to a larger opening balance ($4.5 billion) and higher receipts ($53.1 billion), including $16.4 billion of PTET collections, partly offset by higher spending ($22.8 billion). Receipts growth, excluding PTET, includes growth in tax receipts ($22.3 billion) and Federal aid ($17.2 billion) inclusive of pandemic-related aid.

Tax collections increased in every category compared to FY 2021. PIT collections were $15.8 billion (28.7 percent) higher than the previous year driven by substantial growth in total estimated payments, final returns and delinquencies coupled with a decrease in current year refunds and the state/city offset. Consumption/use tax collections grew by $3.5 billion due to a recovery in sales tax collections, which were depressed in 2020 by taxpayers’ behavioral responses to COVID-19 closures and stay-at-home orders. Higher business taxes collections ($18.9 billion) were driven mainly by PTET collections ($16.4 billion) and strong CFT gross receipts.

Federal grants in FY 2022 were $17.2 billion higher than FY 2021. This increase includes the net increase in extraordinary Federal aid to the State ($12.75 billion in ARP aid received in May 2021 offset by $5.1 billion in CRF aid received in April 2020), and other pandemic related aid, including education aid and emergency rental assistance, as well as growth in ordinary Federal operating aid.

Through March 2022, State Operating Funds spending totaled $117.4 billion in FY 2022, an increase of $13.2 billion (12.7 percent) from FY 2021.

Local assistance spending through March 2022 was $9.9 billion higher than in the prior year. The largest areas of change include the following:

●	Mental Hygiene ($2.7 billion) spending reflects changes in funding reported under the Medicaid Global Cap, a delay of non-Medicaid payments in FY 2021, and the timing of COVID-19 related payments.
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Medicaid ($2.6 billion) spending growth is due to higher claims spending ($1.7 billion) associated with the Federal PHE restriction on disenrolling members during the pandemic, Managed Care/Managed Long-Term Care Encounter Withhold payments ($518 million) that were new in FY 2022, and lower COVID eFMAP collections ($491 million ) due to the claiming of 14 months in FY 2021 (for the period of January 2020 to February 2021) and 11 months claimed in FY 2022 (for the period of March 2021 to January 2022).

●	Department of Labor ($2.0 billion) spending increased due to the inception of the new Excluded Workers Program in FY 2022.
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School Aid spending growth ($1.5 billion) is primarily due to an increase in General Aid payments ($1.4 billion) related to the first year of the three-year phase-in of the Foundation Aid formula and the full restoration of the $1.1 billion Pandemic Adjustment State aid reduction that was implemented in SY 2021, as well as an increase in payments related to the Teacher Retirement System ($124 million).

Executive agency operations spending growth ($1.7 billion) was driven primarily by the purchase of COVID test kits ($905 million), a reduction in the amount of eligible payroll costs being offset through the CRF, and the payment of deferred FY 2021 General Salary Increases for CSEA, DC-37, NYSCOPBA, Police Investigators Association, Police Benevolent Association, Unified Court System, Management Confidential, UUP and the new PEF settlement.

Increased fringe benefits spending ($2.1 billion) includes normal costs increases for employee benefits and repayments and advances executed in FY 2022. As provided for in the CARES Act, the State took advantage of the interest free deferral of Social Security payments in FY 2021 and repaid the deferred payments in two equal installments of $278 million in November 2021 and March 2022. In addition, the State advanced monies to the health insurance escrow fund for future Health Insurance costs ($724 million).

Lower debt service spending is largely due to the repayment of the FY 2021 liquidity financing ($4.5 billion) and the net impact of debt service prepayments executed in FY 2021 and FY 2022 ($9.7 billion).

Higher Capital Projects spending (State and Federal) was due to uncertainty surrounding the COVID-19 pandemic in April and May of 2020, resulting in lower than usual spending in FY 2021. DOT ($431 million), the Department of Environmental Conservation (“DEC”) ($306 million) and DOH ($245 million) had the highest levels of year-to-year spending growth. In addition, the State made $1.5 billion more in payments to the MTA in FY 2022 than in FY 2021, including a $931 million advance made to the MTA in March of 2022 to support the MTA’s 2015-2019 capital plan.

Increased Federal operating spending growth ($7.2 billion) was due predominantly to the following:

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Social Services ($3.5 billion higher) due to a resumption of regular Social Services program payments relative to FY 2021 and the allocation of nearly $1.7 billion in emergency rental assistance in FY 2022.

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Medicaid ($3.1 billion higher) due largely to higher claim spending ($3.8 billion) associated with increased enrollment and HCBS Federal financial participation payments ($702 million); partially offset by the ending of the DSRIP program in FY 2021 ($727 million) and delays in timing of credits.

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School Aid ($2.9 billion higher) due primarily to spending from K-12 COVID-19 relief grants ($1.8 billion) and Elementary and Secondary Education Act grants ($444 million) as well as increased U.S. Department of Agriculture School Lunch Act claims ($670 million).

FY 2021

All Funds ended FY 2021 with a balance of $18.9 billion, $4.7 billion above FY 2020. The higher balance was attributable to higher receipts, which are partly offset by higher spending as summarized below.

Higher receipts reflected PIT collections that were higher than in FY 2020 by $1.3 billion (2.4 percent), primarily due to growth in withholding and final returns, augmented by a decline in advanced credit payments related to the expiration of the Property Tax Relief Credit. The growth in PIT collections was offset by a decrease in total estimated payments driven by a decline in the growth of nonwage income not related to UI and by an increase in current year refunds. Consumption/use tax collections were significantly lower ($1.9 billion) than the prior year due to substantial declines in sales tax and motor fuel tax receipts due to the pandemic. Lower business taxes ($204 million) were attributable to reduced CFT and gross insurance taxes combined with lower PBT collections, partially offset by higher CFT audits and lower CFT refunds.

The receipt of $4.5 billion in note proceeds from the FY 2021 liquidity financing, along with increased income from SUNY, resulted in annual growth in miscellaneous receipts ($1.3 billion). Offsetting this growth, significant declines were observed in lottery receipts ($554 million), HCRA receipts ($425 million), other licenses/fees ($199 million), and investment income ($137 million), all of which were negatively impacted by the COVID-19 pandemic. In addition, receipts from extraordinary monetary settlements decreased ($187 million). Receipts also reflected a decrease in reimbursements of capital projects from bond proceeds ($900 million)

Federal grants were $13.1 billion higher in FY 2021 than in FY 2020, largely due to the receipt of Federal CARES Act funding, funding for the LWA program, eFMAP and emergency rental assistance.

State Operating Funds spending totaled $104.2 billion in FY 2021, an increase of $2 billion (2.0 percent) from FY 2020 due primarily to the prepayment of debt service obligations and pension amortizations, offset by reduced disbursements in local assistance and agency operations.

Local assistance spending was $3.6 billion lower than in the prior year, mainly due to a decline in Medicaid ($2.4 billion) attributable to COVID-19 Federal funding which had the effect of reducing State spending ($3.4 billion). State share costs associated with increased pandemic-related enrollment ($912 million) and timing of offline payments ($107 million) eroded the value of the eFMAP benefit.

Local assistance payments totaling $1.4 billion were delayed from FY 2020 to FY 2021 due to interruptions and uncertainty caused by the pandemic. These payments affected spending levels for higher education, social welfare, public health, transportation, and mental hygiene. The delay partly offset the overall reduction in local assistance spending.

Other significant variances in local assistance spending include:

●

Timing delays attributable to the ongoing payment review and withholding process, as well as claiming and processing delays. Impacted areas include student financial aid ($148 million), Preschool Special Education and Summer School Special Education programs ($189 million), Non-Public School Aid ($137 million) and various other education programs ($162 million).

●

General Aid payments for School Aid ($190 million) reflected lower expense-based aid claims and the offset of a portion of State support to school districts with Federal CARES Act funds. The portion of School Aid supported by Lottery revenues also declined ($186 million) due to lower receipt projections.

●	TRS payments ($238 million) reflected a lower employer contribution rate consistent with the forecasted pension portfolio.
●	STAR ($157 million lower) reflected the transition of beneficiaries from the STAR benefit program to the STAR PIT credit.

Lower spending in executive agency operations was driven by the reclassification of certain eligible FY 2021 expenses to the Federal CRF, one-time NYSCOPBA collective bargaining retroactive payments made in FY 2020, the withholding of general salary increases, execution of 10 percent State Operations reductions and general underspending. Fringe benefit spending declined due to the deferment of Social Security payments, as permitted under the CARES Act, and increased reimbursement of fringe costs from Federal funds due to the reclassification of eligible PS expenses to the CRF. These declines were partially offset by the repayment of pension amortizations ($918 million) and higher health insurance payments ($111 million).

Higher debt service spending was largely due to the repayment of the FY 2021 liquidity financing ($4.5 billion) and the impact of debt service prepayments ($3.1 billion).

Higher capital projects spending ($333 million) reflected higher spending on capital projects for the MTA ($825 million), DHCR ($202 million) and other agencies. This growth was offset by underspending in Special Infrastructure Account ($455 million), DEC ($241 million), ESD ($154 million), and SUNY ($126 million).

Federal operating spending growth ($11.2 billion) mainly reflects the LWA payments, temporary eFMAP, and public health and safety costs charged to the Federal CRF.

CAPITAL PROGRAM AND FINANCING PLAN

Capital Plan

The total commitment and disbursement levels in the Capital Plan reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2024.

FY 2024 Capital Projects Spending

As of June 9, 2023, spending on capital projects was projected to total $17.2 billion in FY 2024. Overall, capital spending in FY 2024 was projected to increase by $3.2 billion or 23 percent from FY 2023.

In FY 2024, transportation and transit spending was projected to total $7.5 billion, which represented 43 percent of total capital spending. Economic development spending accounted for 10 percent, higher education capital spending accounted for 12 percent, and spending related to parks and the environment represented 11 percent. The remaining 24 percent comprised spending for health care, mental hygiene, social welfare, public protection, education, general government, and the all other category, which included Special Infrastructure Account spending.

Overall transportation and transit spending was projected to increase by $544 million (7.8 percent) from FY 2023 to FY 2024. The growth is attributable to $1.5 billion in projected increased spending by DOT for the continuation of major road and bridge projects and annual increases in local road and bridge support from the State; and offset by a decrease in spending for the MTA, which is attributable to a $1.1 billion acceleration of funding from the State -- from FY 2024 to FY 2023 – for the MTA’s 2015-19 and 2020-24 Capital Plans.

Parks and environment spending was estimated to increase by $557 million (42 percent) in FY 2024, primarily reflecting the continued phase-in of the $5 billion clean water drinking grants program, increased capital support for State parks, and spending from the $4.2 billion Clean Water, Clean Air, and Green Jobs Bond Act.

Economic development spending was projected to increase by $834 million (96 percent) in FY 2024. This reflects spending from the new EmPower Plus New York Funding program, continued investments such as the State’s offshore wind port infrastructure and supply chain, ConnectALL broadband expansion, and regional economic and community development programs. The plan also continues to invest in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion program, the Upstate Revitalization Initiative, the Downtown Revitalization Initiative and NY Forward, Lake Ontario Resiliency and Economic Development Initiative, and Regional Economic Development Councils.

Spending for health care was projected to increase by $515 million (98 percent) in FY 2024. The increase was due to spending from Health Care Restructuring Program grant awards; the continued phase-in of spending related to rounds one through four of the Health Care Facility Transformation Program; and initial spending from a $1 billion proposal to support the new, fifth round of the program.

Spending for social welfare was projected to increase by $861 million (114 percent) in FY 2024, primarily reflecting ongoing spending from the prior housing plan and the phase-in of funding from the new $25 billion housing plan, of which the State is providing $5.7 billion in direct capital assistance.

Education spending was projected to increase by $318 million (117 percent) in FY 2024. The increase was due to continued spending from the Smart Schools Bond Act.

Higher education spending was projected to increase by $703 million (52 percent) in FY 2024, which was primarily related to the ongoing maintenance and preservation of SUNY and CUNY facilities and infrastructure. The growth includes spending for research labs at the University at Buffalo and Stony Brook University, and investments to upgrade system-wide information technology systems.

Spending for public protection is projected to decrease by $71 million (11 percent) in FY 2024. Public protection capital funding supports maintaining and operating DOCCS, DHSES, DMNA, and DSP infrastructure. In addition, FY 2024 includes spending for a new capital investment in communities with high gun violence, spending to support technology upgrades in NYC related to discovery reform legislation, and another round of the SCAHC grant program.

Mental hygiene capital spending is anticipated to increase by $508 million (102 percent) in FY 2024, reflecting continued investment in mental health facilities, a new $890 million investment to expand housing capacity, and nearly $80 million to expand inpatient and outpatient services.

General governmental capital spending is projected to increase by $184 million (42 percent) in FY 2024, which is mainly attributable to maintenance of State facilities and State information technology projects.

Spending in the All Other category is projected to decrease by $1.8 billion (444 percent). Total planned capital disbursements are reduced by $2 billion, or approximately 10 percent, in each year of the Capital Plan, consistent with spending trends for the past ten years.

Financing Fiscal Year 2023 Capital Projects Spending

In FY 2024, the State planned to finance 39 percent of capital projects spending with long-term bonds and 61 percent with cash and Federal aid. Most of the long-term bonds (93 percent) will be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and the issuing authority’s board of directors, and in certain instances, is subject to approval by the Public Authorities Control Board (PACB). Authority Bonds, as defined in the Capital Plan, do not include debt issued by authorities that are backed by non-State resources. State cash resources, including monetary settlements, will finance 40 percent of capital spending. Federal aid is expected to fund 21 percent of the State’s FY 2024 capital spending, primarily for transportation. Year-to-year, total PAYGO support is projected to increase from FY 2023 to FY 2024 by $4.0 billion, with State PAYGO increasing by $2.7 billion and Federal PAYGO support increasing by $1.3 billion. Bond-financed spending is projected to decrease by $791 million, with Authority Bond spending decreasing by $1.0 billion and General Obligation Bond spending increasing by $255 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt in the United States, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2023, State-related debt outstanding totaled $62.6 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.0 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. The State’s debt reform caps on debt outstanding and debt service apply to State-supported debt.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. This category also includes inter-governmental loans, where no bonds are issued but the State has agreed to pay annual loan payments to another governmental entity. Inter-governmental loans include annual payments to the Gateway Development Commission (“GDC”) to fund the State’s commitment for the Gateway Hudson Tunnel

Project. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These financings are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA revenue bonds, Triborough Bridge and Tunnel Authority revenue bonds, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are DASNY, ESD, NYSTA, the Environmental Facilities Corporation, and the New York State Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are DASNY, ESD, and NYSTA. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

The State uses three primary bond programs, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and to a lesser extent General Obligation Bonds to finance capital spending.

State-Supported Debt Outstanding

State-supported debt includes General Obligation Bonds, State PIT Revenue Bonds, Sales Tax Revenue Bonds, and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation Bonds, cannot be made without annual appropriation by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act of 2000 limits the amount of new State-supported debt issued since April 1, 2000. Legislation included in the FY 2021 and FY 2022 Enacted Budgets authorized the exclusion of all State-supported debt issued in FY 2021 and FY 2022 from the calculation of the debt caps.

Legislation included in the FY 2024 Enacted Budget authorized short-term financing for liquidity purposes during FY 2024. In doing so, it maintained a tool to help the State manage cashflow if unanticipated financial disruptions arise. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that mature no later than March 31, 2024. It also allows up to $1 billion in line of credit facilities, which are limited to a maximum of one year in duration and may be drawn through March 31, 2024 subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. The Financial Plan does not currently assume short-term liquidity financing during FY 2024. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation originally required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. Over time, additional State revenue sources have been dedicated to the RBTF in order to address the anticipated impact that certain legislative changes could have on the level of State PIT receipts, namely, the enactment of (i) the ECEP and the Charitable Gifts Trust Fund in 2018, and (ii) the PTET in 2021. The legislative changes were implemented to mitigate the effect of the TCJA that, among other things, limited the SALT deduction. In order to preserve coverage in the PIT Revenue Bond program, State legislation was enacted that dedicated 50 percent of ECEP receipts and 50 percent of PTET receipts for deposit to the RBTF for the payment of PIT bonds. In addition, in 2018 legislation was enacted that increased the percentage of PIT receipts dedicated to the payment of PIT bonds from 25 to 50 percent. As a result, 50 percent of PIT receipts, 50 percent of ECEP receipts and 50 percent of PTET receipts (collectively, the “RBTF Receipts”) now secure the timely payment of debt service on all PIT bonds.

Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that RBTF Receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 40 percent of the aggregate of annual State PIT receipts, ECEP receipts, and PTET receipts or $12 billion.

DOB expects that the ECEP and PTET will be revenue neutral on a multi-year basis for PIT bondholders, although PIT receipts would decrease and ECEP and PTET receipts would increase to the extent that employers elect to participate in the ECEP and qualifying entities elect to pay PTET. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year.

The Charitable Gifts Trust Fund, when created in 2018, had the potential to materially impact the PIT Revenue Bond Program, as deposits to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. In 2019, the IRS issued final regulations (Treasury Decision 9864) that effectively curtailed further donations to the Charitable Gifts Trust Fund. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the Charitable Gifts Trust Fund and the impact on New York State PIT receipts is expected to remain negligible.

As of March 31, 2024, approximately $40.2 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of RBTF Receipts and include projected debt issuances. PIT Revenue Bonds are expected to comprise 75 percent of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the Sales Tax Revenue Bond Program as needed.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and Local Government Assistance Corporation (LGAC) revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of two cent of the State’s four cent sales and use tax Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State’s capital needs. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2024, $11.5 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects estimates of sales and use tax receipts and includes projected debt issuances. Sales Tax Revenue Bonds are expected to comprise 25 percent of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the PIT Revenue Bond Program as needed. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by voter referendum. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. The State Constitution provides that General Obligation Bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must mature within 50 years after issuance, with principal amortization commencing no more than three years after issuance.

General Obligation debt, as of June 9, 2023, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds are issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school districts and the purchase of classroom technology for use by students. Additionally, these bonds are expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Capital Plan is authorized under eleven previously approved bond acts (five for transportation, five for environmental and recreational programs and one for education purposes). The majority of projected General Obligation Bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. In November 2022, voters approved the $4.2 billion Clean Water, Clean Air, and Green Jobs Bond Act to fund environmental restoration and climate mitigation projects across the State.

As of March 31, 2023, approximately $2.2 billion of General Obligation Bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (TRANs), and (ii) proceeds from the sale of duly authorized but unissued General Obligation Bonds, by issuing bond anticipation notes (BANs). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State FY in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. LGAC bonds were fully retired on April 1, 2021.

General Obligation BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation Bond financing.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings are paid from general resources of the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. In FY 2024, the State is authorized to enter into up to $1.0 billion of line of credit facilities supported by a

State service contract. As of June 9, 2023, the Enacted Budget did not assume any use of the line of credit in FY 2024. As of March 31, 2023, approximately $48 million of State-supported lease- purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through June 30, 2026, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 9, 2023, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings, including the line of credit facility authorized in the Enacted Budget.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2023, approximately $223 million of DHBTF bonds were outstanding. As of June 9, 2023, the State indicated that it had no plans to issue additional DHBTF bonds but could in the future if market conditions warrant.

State-Related Debt Outstanding

State-related debt outstanding is projected to total $65.1 billion in FY 2026, an increase of $8.5 billion (15 percent) from FY 2025. This reflects projected issuances, scheduled debt retirements, and early retirement of debt due to prepayments.

Borrowing Plan

Debt issuances totaling $9.9 billion are planned to finance capital project spending in FY 2026, an increase of $4 billion (69 percent) from FY 2025. The year-over-year growth is largely attributable to increased capital spending which is projected for FY 2026. Bond issuances in FY 2026 will finance capital commitments for economic development and housing ($2.2 billion), education ($1.7 billion), the environment ($900 million), health and mental hygiene ($1.1 billion), State facilities and equipment ($565 million), and transportation ($3.5 billion).

Over the five-year Capital Plan, new debt issuances are projected to total $51.3 billion. This reflects the application of $13.6 billion of PAYGO to supplant bond issuances, including $1 billion added in the FY 2026 Executive Budget Financial Plan. New issuances are expected for economic development and housing ($11.3 billion), education facilities ($8.7 billion), the environment ($4.7 billion), mental hygiene and health care facilities ($5.6 billion), State facilities and equipment ($2.9 billion), and transportation infrastructure ($18.1 billion).

State-Related Debt Service Requirements

State-related debt service is projected at $2.3 billion in FY 2026 a decrease of $844 million (27 percent) from FY 2025, which is affected by the expected prepayment of $2 billion in FY 2025 of future debt service costs and additional prepayments in previous fiscal years. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances and may also elect to make payments earlier than contractually required. The State expects to use three principal bonding programs -- Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds -- to fund all bond-financed capital spending.

Adjusting debt service for prepayments, State-related debt service is projected at $6.7 billion in FY 20246, an increase of 5.4 percent from FY 2025. Adjusted State-related debt service is projected to increase to $8.7 billion in FY 2030, an average rate of 6.9 percent annually.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Annual Comprehensive Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2023 (with respect to the Job Development Authority (JDA) as of March 31, 2024), each of the 15 authorities listed in the following table had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $216 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

There have been severe financial and other adverse impacts on localities throughout the State, but particularly on the City and the surrounding counties as the initial epicenter of the COVID-19 pandemic. No attempt is made in this AIS Update to assess, at this time, the financial and healthcare impacts on the State’s localities.

While the fiscal condition of the City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at levels as of February 20, 2025 or to be continued in future FYs, and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than the City have experienced financial problems and have requested and received additional State assistance during the last several State FYs. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004to date includes 32 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The City of Buffalo and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The Cities of Dunkirk and Newburgh operate under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the AG, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in the State’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

Based on financial data filed with OSC for FY ending in 2024, 22 school districts have been placed in a stress category by OSC. Additionally, of the local governments with a local fiscal year ending in 2023, 14 — including 3 cities, 5 towns, and 6 villages — were placed in a fiscal stress category by OSC. The vast majority of local governments (98.9 percent) and school districts (96.7 percent) are not classified in a fiscal stress category.

The Monitoring System relies on data submitted to OSC by local governments in their Annual Financial Report (AFR). The AFR captures a local government’s annual revenue, expenditures, cash reserves, fund balance and outstanding debt for the period. From 2018 to 2023, the number of municipalities that failed to file their AFRs increased from 10 to 18 percent.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the end of temporary Federal stimulus funding; the pause or termination of Federal assistance programs; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $300 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in FY 2025 or thereafter. The State intends to describe newly initiated proceedings that the State deems to be material and existing proceedings that the State has subsequently deemed to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to the AIS. For the purpose of the “Litigation” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $300 million materiality threshold described above. The State intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case-by-case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in FY 2025 or thereafter. The Basic Financial Statements for FY 2024, which OSC issued on July 26, 2024, reported possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below; other proceedings for which there are unanticipated, unfavorable and material judgments; or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2025 Financial Plan. The State believes that the Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2025. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims

Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., 82 CV 783 (NDNY) (consolidated with 82 CV 1114, and 89 CV 829), is a consolidated action first instituted in 1982 under the federal Non-Intercourse Act. The tribe plaintiffs seek ejectment and monetary damages for their claim that approximately 2,000 acres over the area known as the Hogansburg Triangle in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The United States is an intervenor plaintiff due to the underlying claim that New York violated the Non-Intercourse Act when acquiring Mohawk lands. In March 2022, the Court concluded that plaintiffs had established a prima facie case under the Non-Intercourse Act. The parties are negotiating potential settlement, putting a final decision on the merits by the Court on hold. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), 8997-08 (Sup. Ct. Albany Cty.), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In 2021, after trial and appeals, the Appellate Division, Third Department, held that plaintiffs demonstrated a violation of Article 11, § 1 in each of the subject school districts with respect to the at-risk student population. The Appellate Division remitted the matter to the Supreme Court for the State to determine the appropriate remedy. The matter remains with the Supreme Court. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

Compensation of Assigned Counsel

New York County Lawyers Ass’n, et al. v. State of New York, et al., 156916/2021 (Sup Ct. N.Y. Cty.), is a plenary action in which plaintiffs challenge the compensation rates paid pursuant to County Law Article 18-B, Section 245 of the Family Court Act, and Section 35 of the Judiciary Law for private counsel assigned to represent children and indigent adults. Plaintiffs asserted that the low rates prevent children and indigent adults from receiving their constitutional right to effective and meaningful legal representation and they sought declaratory and injunctive relief preventing the continued violation and setting new rates. In July 2022, the Court granted the plaintiffs’ requested preliminary injunction and ordered payment of an increased rate by the State and the City of New York of $158 per hour, retroactive to February 2, 2022. The preliminary injunction was silent on the funding structure for payment of the increased rates. Accordingly, the structure remained as established by statute, with the State responsible for increased costs to the Judiciary as applicable to the representation of children pursuant to Judiciary Law Section 35, while the City will be responsible for the increased costs to represent indigent adults in Family Court, Criminal Court, and other court proceedings in New York City as required by County Law Article 18-B. In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. See Part GG of Chapter 56 of the Laws of 2023, FY 2024 Budget, Article VII, Education, Labor and Family Assistance. While plaintiffs received much of the relief requested, the matter remains open and plaintiffs may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

New York State Bar Association v. State of New York, 16091/2022 (Sup. Ct. N.Y. Cty.), is a plenary action against the State as sole defendant, seeking the same relief as in the New York County Lawyers Association (NYCLA) litigation, but applicable to all 57 non-New York City counties. In January 2023, Plaintiffs moved for a preliminary injunction seeking a rate increase to $164 per hour, consistent with the current federal rate.

In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. See Part GG of Chapter 56 of the Laws of 2023, FY 2024 Budget, Article VII, Education, Labor and Family Assistance. Plaintiffs subsequently withdrew the preliminary injunction motion without prejudice. While plaintiffs received much of the relief requested, the matter remains open and they may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

Adult Survivors Act Claims

Under New York’s Adult Survivors Act (ASA), survivors of sexual assault that occurred when they were 18 or older were given one year to sue their abusers, regardless of when the abuse occurred. The one-year “lookback” window ran from November 24, 2022, through November 23, 2023. While the window was open, more than 1600 claims were filed against the State, with many filed in the window’s last weeks. Allegations include abuse from at least as early as the 1980’s and seek damages, in some cases, of up to $25 million. The State is evaluating the individual claims and anticipates beginning to settle ASA claims in 2025. At this time, it is unknown what future financial impact the remaining claims may have on the State’s Financial Plan.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix E

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in an official statement relating to an offering of Pennsylvania bonds dated October 16, 2024 (the “Official Statement”). More current information regarding the State’s financial condition may be found in the Annual Comprehensive Financial Report for the Fiscal Year Ended June 30, 2024, dated December 20, 2024 (the “ACFR”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the ACFR. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and the ACFR, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

The Commonwealth is one of the nation’s most populous states, ranking fifth behind California, Texas, Florida and New York. Boasting a diverse economy, Pennsylvania has been a key player in various industries throughout its history, including shipbuilding, iron, chemicals, lumber, oil, textiles, glass, coal, and steel. Historically recognized as a heavy industrial state, this identity has evolved in recent decades with the decline of coal, steel, and railroad industries. Consequently, Pennsylvania’s business landscape has adapted, fostering a more diversified economic base. Presently, the state experiences significant growth in the service sector, particularly in health care and leisure-hospitality.

The “eds and meds” sector, combining education and health care, is integral to Pennsylvania’s economy. Education institutions contribute to job creation and the cultivation of new businesses. The Pittsburgh region has witnessed rapid growth in high-tech fields like software development and robotics, while Philadelphia’s universities support regional health systems and foster startups in the life sciences – a major economic driver in the region.

Although the manufacturing sector has shifted from its peak during Pittsburgh’s steel dominance and Philadelphia’s claim as the “workshop of the world,” Pennsylvania still maintains a manufacturing employment share above the national average. The production of pharmaceuticals remains a significant growth engine and the state’s increased production of natural gas liquids forms the basis for growth in chemicals and plastics. While employment in the manufacturing sector has grown in the last three years, employment is expected to remain below pre-pandemic levels and gradually fall for the next several years.

Professional, scientific, and technical services will stand out as a bright spot for the State in terms of job growth and economic output gains. High-tech fields such as artificial intelligence, industrial automation, and bio-sciences are anticipated to experience the most growth, with more traditional fields like legal services seeing more moderate gains. The State’s healthcare and social service sector will continue to be a reliable source of job gains, albeit with slower overall growth compared to previous years. Burnout among health care workers is often cited as a factor in hospital staffing shortages, while nursing homes and day care centers have faced challenges competing for workers.

Lastly, the State’s geographic location positions it as a prime corridor for the transportation of goods. With extensive rail service, ports, and a grid of interstate highways, Pennsylvania remains an integral part of the northeast region’s economic activity.

Population

The Commonwealth is highly urbanized. Its largest Metropolitan Statistical Areas include the cities of Philadelphia and Pittsburgh, which together contain most of the State’s total population. According to the U.S. Bureau of the Census, the population of Pennsylvania, was just under 13.0 million people in 2022. Unlike the nation as a whole, Pennsylvania’s population is declining, and it has a higher percentage of individuals aged 45 or over compared to the nation or the Middle Atlantic Region.

Employment

Preliminary figures for 2024 show that non-agricultural employment experienced growth over the prior year not only in Pennsylvania but also across the Middle Atlantic Region and the entire United States.

Non-manufacturing employment in Pennsylvania increased in 2024 to 90.8 percent of total non-agricultural employment from 90.7 percent during the previous year. Manufacturing, contributing 9.2 percent of 2024 non-agricultural employment, has fallen behind the services sector, the trade sector, and the government sector as the 4th largest single source of employment within the Commonwealth. In 2024, the service sector accounted for 50.8 percent of all non-agricultural employment while the trade sector accounted for 13.1 percent.

Fabricated metals industries are the largest employer within Pennsylvania’s manufacturing sector. In 2024, employment in the fabricated metals industries makes up 14 percent of Pennsylvania manufacturing employment while accounting for just 1.3 percent of total non-agricultural employment in the state.

Unemployment

In 2023, Pennsylvania had an annual unemployment rate of 3.4 percent, which was lower than the United States unemployment rate of 3.6 percent. Pennsylvania maintains an unemployment rate of 3.4 percent through the first half of 2024.

Personal Income

In 2022, total personal income in the Commonwealth reached $836.8 billion, a 0.4 percent increase over the previous year. Meanwhile, national personal income saw a higher growth of 2.0 percent during the same period. Per capita income in the Commonwealth stood at $64,506, slightly below the national figure of $65,470. The Commonwealth’s average hourly wage rate of $32.99 for manufacturing and production workers is below the national average of $33.72 for 2024.

Market and Assessed Valuation of Real Property

Annually, the State Tax Equalization Board, Tax Equalization Division (the “STEB”) calculates an aggregate market value of all taxable real property in the Commonwealth. This determination involves applying assessment to sales ratio studies to assessment valuations provided by local assessing officials. The market values certified by the STEB include taxable properties, exclude tax-exempt ones, and include adjustments for preferential assessments granted to specific farm and forestlands.

SUMMARY OF COMMONWEALTH FINANCIAL PERFORMANCE

The Pennsylvania legislature approved, and the Governor signed, a budget for fiscal year 2025 on July 11, 2024. The enacted budget appropriates $47,559.0 million from the Commonwealth’s General Fund. The budget includes increases in basic education funding and preserves funding for core State government functions and services.

Net position is one way of monitoring the health of the Commonwealth’s finances. Total net position is the difference between total assets and total deferred outflows of resources less total liabilities and total deferred inflows of resources as reported on the statement of net position. Total net position is reported in three distinct components: Net investment in capital assets; restricted net position; and unrestricted net position.

Net investment in capital assets represents total capital assets less accumulated depreciation and the outstanding liability (excluding unspent proceeds) for debt specifically related to the construction and acquisition of the capital assets. As of June 30, 2023, governmental and business-type activities, respectively, reported net investment in capital assets of $37,541 million and $898 million.

Restricted net position is reported based on constraints imposed by either: 1) creditors, grantors, contributors, or laws or regulations of the Federal or other governments; or 2) Commonwealth enabling legislation. As of June 30, 2023, governmental and business-type activities, respectively, reported $6,004 million and $3,038 million of restricted net position.

Unrestricted net position represents total net position less the amounts of net investment in capital assets and restricted net position. As of June 30, 2023, governmental and business-type activities, respectively, reported unrestricted net position deficits of $15,936 million and $3,754 million.

Financial Data for Governmental Fund Types (GAAP Basis)

Governmental fund financial statements provide fund-specific information about the General Fund, the Motor License Fund, and for other Commonwealth funds categorized as Governmental funds and reported as such in the Basic Financial Statements of prior fiscal years. Where government-wide financial statements cover the entirety of the Commonwealth, fund financial statements provide a more detailed view of the major individual funds established by the Commonwealth. Fund financial statements further differ from government-wide statements in the use by the latter of the current financial resources’ measurement focus and the modified accrual basis of accounting.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund and the Motor License Fund are major governmental funds) as of June 30, 2023, were $46,265.2 million. Liabilities for the same date totaled $13,309.1 million and deferred inflows of resources totaled $4,060.2 million resulting in a fund balance of $28,895.9 million, an increase of $6,499.1 million from the fund balance at June 30, 2022. On a fund specific basis, in comparison to fiscal year 2022, the ending fund balance for the General Fund increased by $4,803.1 million, the fund balance for the Motor License Fund increased by $308.2 million and the fund balance for aggregated non-major funds increased by $1,387.7 million.

DEBT LIMITS

The Pennsylvania Constitution (the “State Constitution”) (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of August 31, 2024, the semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $79,057.62 million and $9,662.21 million, respectively.

COMMONWEALTH GOVERNMENT

The Commonwealth is organized into three separate branches of government — executive, legislative and judicial — as defined in the State Constitution.

Commonwealth Employees

Employees are permitted to organize and bargain collectively. As of June 30, 2023, 79.0 percent of full-time salaried employees, under the Governor’s jurisdiction, were covered by collective bargaining agreements or memoranda of understanding, with approximately 37.5 percent of State employees represented by the American Federation of State, County and Municipal Employees (“AFSCME”). In September 2023, the Commonwealth signed a new agreement with AFSCME for a four-year pact effective July 1, 2023 through June 30, 2027. As AFSCME is the union representing the most employees, they generally set the economic pattern that other union contracts follow. The contract agreed upon with AFSCME provides a general pay increase in each contract year, which totals 11.25 percent, as well as a service increment each contract year. This results in a maximum total of 20.25 percent over the contract term. As of August 2024, the Commonwealth has reached agreement with all the unions who had expiring contracts in 2023. These agreements follow the AFSCME economic pattern. Collectively, these unions represent approximately 59 percent of the workforce.

Interest arbitration awards typically dictate the employee salary increases and employee/employer health care contributions to be provided to, or on behalf of, employees covered by six public safety unions who possess the statutory right under Act 111(1968) or Act 195 (1970) to have a neutral arbitrator decide the terms of a contract when parties reach impasse.

Most of these public safety unions had contracts that expired on June 30, 2024, except for the Fraternal Order of Police (FOP) Lodge 85, who represent the Capitol Police. All these unions are currently working under the terms of their expired contract. The FOP Lodge 85 has declared impasse to proceed to interest arbitration, so the AFSCME economic pattern cannot be guaranteed. Tentative agreement has been reached with the Pennsylvania State Corrections Officers Association representing corrections officers and forensic security employees. Their tentative agreement follows the AFSCME economic pattern. Negotiations continue with the remaining four unions (Pennsylvania State Troopers Association, Pennsylvania State Rangers Association, FOP Lodge #114 (Game), and FOP Lodge #114 (Fish and Boat) with the goal of reaching agreement that follows the

AFSCME economic pattern; however, as they have the right to proceed to interest arbitration, following the AFSCME economic pattern cannot be guaranteed at this time.

FINANCIAL STRUCTURE AND PROCEDURES

The State Constitution and the laws of the Commonwealth require all payments from the State Treasury except for refunds of taxes, licenses, fees and other charges to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed the fund’s actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and, if not spent or encumbered by the end of the fiscal year, are returned to the unappropriated surplus of the fund categorized as a lapse The Commonwealth’s fiscal year begins July 1 and ends June 30. For example, fiscal year 2024 refers to the fiscal year ended June 30, 2024.

Description of Funds

The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a “fund” is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the State Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police (“PSP”), are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund. Some receive funding, in addition to their specified revenues, through appropriations.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues deposited to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund. The Budget Stabilization Reserve Fund (previously designated the “Tax Stabilization Reserve Fund”) is used for emergencies threatening the health, safety or welfare of citizens and is used during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each chamber of the General Assembly. For purposes of reporting in accordance with generally accepted accounting principles (“GAAP”), the Budget Stabilization Reserve Fund has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for other specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

Article VIII, Section 7(a) of the Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects, subject to the Constitutional Debt Limit, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10,505.6 million at June 30, 2024, an increase of $299.0 million over June 30, 2023. Over the 10-year period ending June 30, 2024, total net outstanding general obligation debt decreased at an annual rate of 1.4 percent. Over the 5-year period ending June 30, 2024, total net outstanding general obligation debt has decreased at an annual rate of 0.5 percent.

General obligation debt for non-highway purposes of $9,742.1 million was outstanding on June 30, 2024. Outstanding debt for these purposes increased by a net $373.3 million since June 30, 2023. For the period ending June 30, 2024, the 10- year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been -0.9 percent and -1.5 percent, respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $763.5 million on June 30, 2024, a decrease of $74.3 million from June 30, 2023. Highway outstanding general obligation debt grew over the 10-year and decreased over the 5-year period ending June 30, 2024, at the annual average rates of 0.4 percent and -6.2 percent, respectively. A previous decline in outstanding highway debt was due to the policy that began in 1980 of funding highway capital projects with current revenues, except for very limited exceptions. However, beginning with fiscal year 2009, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million, respectively, in general obligation debt for the bridge rehabilitation program.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to the Constitutional Debt Limit.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate-approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of October 16, 2024, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to at least two of the three Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements, however, are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget.

Line of Credit (General Fund). The Commonwealth has entered into an investment agreement with the Pennsylvania Treasury Department which allows the Commonwealth to use governmental monies on deposit with the Treasury Department on a short-term basis to fund General Fund expenses within the fiscal year (the “STIP Facility”). Under the STIP Facility, the Treasury Department invested and the Commonwealth repaid $650 million in fiscal year 2019 and $1,700 million in fiscal year 2020. The Treasury Department did not make a STIP Facility investment in fiscal years 2021, 2022, 2023 and 2024. All amounts due and owing under the STIP Facility are repaid with interest within the same fiscal year in which they are invested. As of the date of this Official Statement, there is no STIP Facility in place or expected to be needed in fiscal year 2025.

Line of Credit (Capital Facilities Fund). The Commonwealth has entered into an investment agreement with the Pennsylvania Treasury Department which allows the Commonwealth to use governmental monies on deposit with the Treasury Department on a short-term basis to fund capital expenses within the fiscal year. On November 13, 2023, the Commonwealth used $200 million of the line of credit to fund projects within several capital facilities categories. The $200 million was repaid with interest on December 20, 2023 at settlement of the Commonwealth’s First Series of 2023 Bonds.

Bond Anticipation Notes. Pending the issuance of general obligation bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on general obligation bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of October 16, 2024, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Pennsylvania Housing Finance Agency (“PHFA”)

The PHFA is a State-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the minimum capital reserve fund required for such fund. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as passed by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the Capital Reserve Fund. As of October 16, 2024, no deficiency existed.

According to PHFA, as of June 30, 2024, PHFA had $5,442.2 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the Commonwealth. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon, approval of an annual spending authorization by the legislature through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys to pay lease payments. The obligations to be paid from such lease payments do not constitute bonded debt of the Commonwealth.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company (“Noresco”). The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Human Services (“DHS”), to acquire certain energy-savings improvements at Ebensburg State Center, an intermediate care facility. Certificates of participation in the amount of $15.6 million were issued in March 2010 and are payable from lease payments made by the Commonwealth from, and subject to, annual appropriation to DHS. The Commonwealth has also entered into additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86.9 million were issued in October 2010 and are payable by the Commonwealth from, and subject to, annual appropriations to its Departments of General Services, Corrections and Human Services. Certificates of participation in the amount of $12.4 million were issued in December 2010 and are payable by the Commonwealth from, and subject to, annual appropriations to its Departments of General Services and Human Services. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-saving improvements.

On March 1, 2009, the Commonwealth entered into a 25-year master lease agreement for certain office space within the Forum Place complex in the City of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Authority (“PEDFA”) issued lease revenue bonds in the principal amount of $107.4 million to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA pursuant to which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA Bonds are payable from lease payments made by the Commonwealth to CREDC from and subject to annual appropriations authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues were projected to be adequate to pay all debt service on the Arena Bonds, as of October 16, 2024, the revenues had not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2019 it was $754,059.60; in fiscal year 2020 the debt service was $695,000.00; in fiscal year 2021 the debt service was $783,144.78; in fiscal year 2022 the debt service was $262,764.24; in fiscal year 2023 the debt service was $243,753.68 and in fiscal year 2024 the debt service was $191,346.38.

During April 2010, the SEA issued $17.4 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania (the “City” or “Philadelphia”) and the expansion thereto in 2011. Such acquisition was financed through the issuance by PEDFA of $281.1 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the State legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64 million per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to several other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of October 16, 2024, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of October 16, 2024, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit for-profit, non-profit, and various government entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general and other revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

In Act 85 of 2016, the General Assembly enacted a new Section 1753.1-E of the Fiscal Code that obligates the State Treasurer, in consultation with the Commonwealth’s Secretary of the Budget, to transfer the monies necessary for payment of CFA’s debt service each fiscal year, beginning July 1, 2016 from sales tax receipts deposited in the General Fund to a restricted revenue account within the General Fund which may only be used to pay that debt service.

As of October 16, 2024, debt service for Authority debt (other than the Tobacco Master Settlement Payment Revenue Bonds (the “Tobacco Bonds”)) was payable from continuing appropriations pursuant to Section 1753.1-E of the Fiscal Code while debt service for Tobacco Bonds was payable from continuing appropriations pursuant to Sections 2805 and 2809 of the Tax Reform Code.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004, the (“Original Programs.”) As of October 16, 2024, there were no plans to issue additional debt for the Original Programs.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provided the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of 2021, the CFA has issued $473 million in limited obligation revenue bonds authorized by Act 1 and $757 million in limited obligation revenue bonds authorized by Act 63 of 2008. Other than bonds for refunding purposes, there were no plans, as of October 16, 2024 to issue additional debt for these programs.

As of June 30, 2024, the CFA had $4,063.1 million in outstanding bond debt (including Tobacco Bonds). With respect thereto, a restricted revenue account is funded annually through a Sales and Use Tax Transfer as the source used to service approximately $3,513.0 million of outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the source used to service approximately $550.1 million of such outstanding debt.

Pursuant to Act 25 of 2016 (“Act 25”), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2,500 million in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2,500 million may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2,500 million is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings (other than refunding bonds) will occur from time to time through fiscal year 2025 based on statute as authorized by Act 25. As of June 30, 2024, the CFA has issued $1,903.1 million for construction reimbursement purposes under Act 25.

In addition, the CFA pursuant to Article XXVIII of the Tax Reform Code, added by the Act 43 of 2017, issued Tobacco Bonds on February 13, 2018, in a principal amount necessary to fund a deposit of $1,500 million in the General Fund of the

Commonwealth to provide General Fund budgetary relief. As of October 16, 2024, there were no plans to issue additional Tobacco Bonds (other than for refunding purposes).

Pensions and Retirement

General Information. The Commonwealth maintains contributory benefit pension plans covering all State employees, public school employees and employees of certain State-related organizations. State employees and employees of certain State-related organizations are members of the Pennsylvania State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by State law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, five appointed by the Governor, two members each from the Senate and House of Representatives, the Secretary of Banking and Securities, and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the Commonwealth’s Secretary of Banking and Securities, the State Treasurer, the Executive Director of the Pennsylvania School Boards Association, one member appointed by the Governor, six elected members (three from among PSERS’ certified members, one from among PSERS’ non-certified members, one from among PSERS’ annuitants, and one from among school board members in Pennsylvania), two members from the Senate, and two members from the House of Representatives.

The retirement plans of SERS and PSERS are contributory defined benefit (“DB”) plans for which the benefit payments to members and contribution rates by employees are specified in State law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. Act 120 of 2010 introduced a shared risk program that can affect member contribution rates for state employees enrolled on or after January 2011 and school members enrolled on or after July 1, 2011 depending on the investments results of the respective retirement system. Act 5 of 2017 enhanced the shared risk program. Under the shared risk program, eligible members benefit when the investments results of the retirement systems are doing well and share some of the risk when the investment underperform benchmarks defined in the retirement codes of each System. The investment performance for the shared risk program is measured every three years and contributions for members eligible for the shared risk program can fluctuate every three years based on how the Systems’ actual investment performance compares to the shared risk investment return target defined in the retirement code.

The contribution rate for PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. Effective July 1, 2021 the contribution rates for PSERS members who enrolled on or after July 1, 2011 and before June 30, 2019 were increased by 0.5 percent to 8.0 percent or 10.8 percent, depending upon elections made by each member, in accordance with member shared risk provisions of the retirement code. The new rates will remain in effect through June 30, 2024 when they may be adjusted based on the results of the next shared risk measurement period. For PSERS members enrolled on July 1, 2019 or thereafter member contribution rates are set forth in Act 5 of 2017 (“Act 5”). The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5.25 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for most member employees. Interest on each employee’s accumulated contributions is credited annually at a 4 percent rate mandated by State statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members.

Act 5 established three pension plan design options for most State employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019.

Act 5 of 2017. On June 12, 2017, the Governor signed Act 5 of 2017 into law which established three new pension plan design options for most State employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019.

Investment Performance. SERS returns for the calendar years 2019, 2020, 2021, 2022, and 2023 were 18.8 percent, 11.1 percent, 17.2 percent, -12.2 percent, and 12.2 percent respectively. PSERS’ returns for fiscal years 2019, 2020, 2021, 2022, and 2023 were 6.68 percent, 1.12 percent, 24.58 percent, 2.23 percent, and 3.54 percent, respectively.

Actuarial Calculations and Unfunded Actuarial Accrued Liability. Annual actuarial valuations are required by State law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS hire their actuarial firms through a competitive Request for Proposal process generally for a five-year term. As of October 16, 2024, PSERS’ actuary was Buck Global, LLC, and SERS’ actuary was Korn Ferry Hay Group (“Korn Ferry”). The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have adopted changes to their respective system actuarial assumptions recently and in past years. As discussed below, PSERS Board decreased the actuarial rate of return assumption from 7.25 percent to 7.0 percent for the June 30, 2021 valuation and for subsequent valuations. The SERS Board maintained the actuarial rate of return at 6.875 percent for the December 31, 2023 valuation. These changes to SERS’ and PSERS’ investment return assumptions bring both Fund’s return assumptions below the median assumption used by public pension funds nationally.

During fiscal year 2021, PSERS Actuary, Buck Global, LLC, presented to the PSERS Board recommendations from the Five-Year Actuarial Study which is a periodic review of actual versus expected actuarial experience of the retirement system to ensure that the system is financed on a sound basis. This is an investigation of actuarial experience that has been performed based upon economic and demographic experience from July 1, 2015 through June 30, 2020. The study reviewed the experience and developed recommended assumptions for use in the June 30, 2021 valuation and subsequent valuations. The PSERS Board approved several recommended actuarial assumption changes which included, but was not limited to, lowering the actuarial rate of return from 7.25 percent to 7.0 percent, lowering the annual inflation assumption from 2.75 percent to 2.50 percent, reducing salary growth from 5.0 percent to 4.5 percent and the payroll growth assumption from 3.50 percent to 3.25 percent. The aggregate impact of all assumption changes increased PSERS unfunded actuarial liability by approximately $2.8 billion.

As of June 30, 2019, PSERS funded ratios were 58.1 percent and 55.7 percent on an actuarial and market value basis, respectively. As of June 30, 2020, PSERS funded ratios were 59.2 percent and 54.4 percent on an actuarial and market value basis, respectively. As of June 30, 2021, PSERS funded ratios were 59.6 percent and 63.7 percent on an actuarial and market value basis, respectively. As of June 30, 2022, PSERS funded ratios were 61.6 percent and 61.3 percent on an actuarial and market value basis, respectively. As of June 30, 2023, PSERS funded ratios were 63.6 percent and 61.9 percent on an actuarial and market value basis, respectively.

Changes in the PSERS unfunded actuarial liability and unfunded liability on a market value basis are attributable to several factors that include investment returns as well as differences between actual and expected demographic results. Additionally, 2021 valuations, subsequent valuations, unfunded actuarial liability and unfunded liability on a market value basis were impacted by the change in actuarial assumptions resulting from the most recent five-year experience study.

For SERS, its funded ratios as of December 31, 2019 were 56.5 percent and 58.7 percent on an actuarial and market value basis, respectively. As of December 31, 2020, SERS funded ratios were 59.4 percent and 63.6 percent on an actuarial and market value basis, respectively. As of December 31, 2021, SERS funded ratios were 69.6 percent and 76.0 percent on an actuarial and market value basis, respectively. As of December 31, 2022, SERS funded ratios were 68.0 percent and 61.5 percent on an actuarial and market value basis, respectively. As of December 31, 2023, SERS funded ratios were 69.6 percent and 65.3 percent on an actuarial and market value basis, respectively.

Changes in the SERS unfunded actuarial liability are attributable to several factors that include actual investment returns, the reduction in the actuarial assumed rate of return from 7.0% to 6.875%, as well as differences between actual and expected results.

Changes in the unfunded actuarial accrued liability are attributable to investment returns as well as differences between expected and actual experience.

Previously for financial reporting purposes, both PSERS and SERS adopted the Governmental Accounting Standards Board’s (“GASB”) Statement No. 25 (“GASB 25”).

GASB 25 required a specific method of accounting and financial reporting for DB pension plans. Among other things, GASB 25 required a comparison of employer contributions to “annual required contributions”. GASB 25 is superseded by GASB’s Statement No. 67 (“GASB 67”) and is only provided for informational purposes. Currently for financial reporting purposes starting with December 31, 2014 for SERS and June 30, 2014 for PSERS, both systems adopted GASB 67, which is discussed in the following section under “New Accounting Standards.”

For PSERS as of June 30, 2023, the employer net pension liability was $44.5 billion while plan fiduciary net position as a percentage of the total pension liability was 61.85 percent. For PSERS as of June 30, 2022 and 2021, the employer net pension liability was $44.5 billion and $41.1 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 61.34 percent and 63.67 percent, respectively.

Over the past 7 years the longer-term trend of the employer net pension liability has decreased from $49.6 billion to $44.5 billion and the plan fiduciary net position as a percentage of total pension liability has increased from 50.14 percent to 61.85 percent over the same time period. For PSERS as of June 30, 2023 and 2022, actuarially determined contribution and contributions in relation to the ADC were both $5,237 million and $4,986 million, respectively.

SERS is the administrator of a cost-sharing multiple-employer DB pension plan and reports required items per GASB 67 in Notes to Financial Statements as well as in Required Supplementary Information starting with its 2014 Annual Comprehensive Financial Report. SERS implemented GASB 67 as of December 31, 2014, but also retroactively reported as of December 31, 2013. For SERS as of December 31, 2023 and 2022, net pension liability was $19.4 billion and $21.0 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 65.3 percent and 61.5 percent, respectively. For SERS as of December 31, 2023 and 2022, actuarially determined contributions (ADC) and contributions in relation to the ADC were both $2.2 billion and $2.1 billion, respectively. For SERS as of December 31, 2021, ADCs are $2.1 billion and contributions in relation to ADC are $2.9 billion.

Other Post-Employment Benefits

In addition to a DB pension plan for State employees and employees of certain State-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (“RPSPP”) provides collectively bargained benefits to retired State enlisted members and their dependents. The Retired Employee Health Program (“REHP”) provides Commonwealth-determined benefits to other retired State employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of October 16, 2024, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 41 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $579 million in fiscal year 2020, $410 million in fiscal year 2021, $372 million in fiscal year 2022, $448 million in fiscal year 2023, and $682 million in fiscal year 2024.

Governmental Accounting Standards Board Statements #74/75. In June 2015, the GASB released Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“Statements No. 74/75”). Statements No. 74/75 establish standards for the measurement, recognition and display in the financial reports of state and local governments of OPEBs liabilities, when provided separately from a pension plan, and related expense or expenditures. Under Statements No. 74/75, governments are required to: (i) recognize the actuarial liabilities of promised benefits associated with past service net of any assets held in trust for the payment of those benefits (the net OPEB liability)(“NOL”) and the related expense on the accrual basis of accounting; (ii) provide plan information on the membership, benefits, trusted assets, actuarial assumptions, and changes to the NOL from the previous valuation; and (iii) provide information useful in assessing trends and potential demands on the employer’s future cash flows.

In fiscal year 2008, the Commonwealth’s Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust accounts for the purpose of providing advance funding to both the REHP and RPSPP programs. The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP programs in order to accumulate funds to pay retiree health care costs on a “pay-as-you-go” basis while maintaining an adequate reserve balance.

In fiscal year 2024, $50 million was transferred to the REHP Trust Account and $1 million was transferred to the RPSPP Trust Account from the pre-existing restricted receipt accounts. No additional transfers have been made to the trust accounts. At June 30, 2024, the combined balance in the trust accounts and restricted receipt accounts was $1.103 billion.

The Commonwealth has retained Deloitte Consulting, LLP, a multinational professional services firm, to provide actuarial services for GASB 75 implementation and reporting. The Deloitte Consulting’s fiscal year 2022 OPEB valuation for the REHP and RPSPP programs is updated to reflect the following:

The combined NOL reported as of June 30, 2023 was $13,925 million. The NOL for the REHP was $7,776 million comprised of an actuarial accrued liability of $8,528 million less $752 million of plan assets. The NOL for the RPSPP was $6,149 million comprised of an actuarial accrued liability of $6,284 million less $135 million of plan assets.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”)

The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates toll and non-toll bridges across the Delaware River north of the toll bridges operated by the Delaware River Port Authority (“DRPA”). Debt service on bonds is paid from tolls and other revenues of DRJTBC. DRJTBC had $634.1 million in bonds outstanding as of December 31, 2024.

Delaware River Port Authority

The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River within and near Philadelphia, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. As of June 30, 2024, the DRPA had $906.3 million in revenue bond debt outstanding and $42.1 million in other bond debt outstanding that is paid from general funds.

Pennsylvania Economic Development Financing Authority

PEDFA was created in 1987 to offer pooled bonds and other issues of both taxable and tax-exempt bonds on behalf of local industrial development authorities and industrial development corporations for economic development projects. Bonds are payable from and secured by loan repayments and other revenues which may be received by PEDFA. The PEDFA had $8,746.5 million of debt outstanding as of June 30, 2024.

Pennsylvania Higher Education Assistance Agency (“PHEAA”)

The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $1,553.1 million in bonds outstanding as of June 30, 2024.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”)

The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of June 30, 2024, the PHEFA had $5,039.8 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”)

The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $13.78 million in revenue bond debt outstanding on June 30, 2024, to which all its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”)

Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $65.8 million of revenue bonds outstanding as of June 30, 2024.

Pennsylvania Turnpike Commission (“PTC”)

The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $15,930.7 million as of June 30, 2024, is payable from the net revenues of the System, primarily toll revenues, or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”)

The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $2,152.2 million of revenue bonds outstanding as of June 30, 2024.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth Act No. 1991-6, approved June 6, 1991 to assist the City, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide financial assistance to the City through the issuance of debt, and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City, as of June 30, 1992, of $224.9 million. Under the PICA act, the City is required to submit to PICA: (i) a five-year financial plan on an annual basis; and (ii) quarterly financial reports. As of October 16, 2024, the City was operating under a five-year financial plan that covers fiscal years 2025 through 2029, which was approved by PICA.

Over the years, the City has expressed a desire to retain the financial oversight and reporting requirements of the PICA act beyond the expiration of the PICA Bonds. Act 36 of 2022 amended the PICA act to, among other things, (i) extend the term of PICA’s existence until the later of (A) January 2, 2047 or (B) one year after all its liabilities are met or, in the case of PICA Bonds, one year after provision for such payment shall have been made or provided for in the applicable bond indenture; (ii) continue all of the financial oversight and reporting requirements of the PICA act for the life of PICA (regardless of whether PICA Bonds are outstanding); (iii) permit on a limited basis, at the request of the City, the issuance of PICA Bonds for capital projects of the City; and (iv) continue the authorization and dedication of the PICA Tax for so long as PICA remains in existence (regardless of whether any PICA Bonds are outstanding).

Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on the PICA bonds. All PICA bonds were retired on June 30, 2023 and presently, there are no PICA bonds outstanding as of June 30, 2024.

Tax Revenues (Unaudited Budgetary Basis)

General Fund. Tax revenues constituted approximately 96.5 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2024 (hereafter, fiscal year 2024). The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales and use tax, the corporate net income tax, the gross receipts tax, and the inheritance tax. Together these five taxes produced 92.9 percent of General Fund tax revenues for the fiscal year 2024.

Motor License Fund. The major tax source for the Motor License Fund is the Oil Company Franchise Tax (“OCFT”) including fuels and liquid fuels, which produced 50.9 percent of non-restricted Motor License Fund revenues in fiscal year 2024. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis discussions of the tax revenues of the Motor License Fund.

General Fund Revenue Detail

The major revenue sources (those representing more than 1 percent of total revenues) for the General Fund are described briefly below. The receipt amounts in the descriptions are on a budgetary basis.

Corporate Net Income Tax. Total corporate net income taxes of $5,651.5 million were collected in fiscal year 2024 (12.4 percent of total General Fund revenues).

This tax is paid by all domestic and foreign business corporations for the privilege of doing business, carrying on activities, or employing or owning capital or property in Pennsylvania and is levied on Federal taxable income with Pennsylvania modifications. When the entire business of any corporation is not transacted within Pennsylvania, taxable income is usually determined by a single sales factor apportionment formula for tax years 2013 and beyond.

The tax rate for 2024 is 8.99 percent for the tax year that began January 1, 2023 and then decreased to 8.49 percent for the tax year beginning January 1, 2024. The rate will decrease by 0.5 percent each tax year thereafter until the rate is 4.99 percent for tax year 2031 and after.

Gross Receipts Tax. Total gross receipts taxes of $1,389.2 million were collected in fiscal year 2024 (3.1 percent of total General Fund revenues).

This tax is levied on the gross receipts from business transacted within Pennsylvania by specified companies owned, operated or leased by corporations, associations, or individuals. Various gross receipts taxes are imposed upon private bankers; pipeline, conduit, steamboat, canal, slack water navigation and transportation companies; telephone, telegraph and mobile telecommunications companies; electric light, water power and hydroelectric companies; express companies; palace car and sleeping car companies; and freight and oil transportation companies.

The current tax rate on gross receipts from sales of electric energy within Pennsylvania is 59 mills and has been in effect since 2003. The current tax rate on other gross receipts is 50 mills and has been in effect since 1991.

Insurance Premiums Tax. Total insurance premium taxes of $546.8 million were collected in fiscal year 2024 (1.2 percent of total General Fund revenues).

This tax is levied on the gross premiums from all business transacted within the Commonwealth during each calendar year by domestic and foreign insurance companies.

Prior to the passage of Act 53 of 2022, premiums from foreign casualty companies and foreign fire companies were deposited in the Municipal Pension Aid Fund (MPAF) and the Fire Insurance Tax Fund (FITF), respectively. Act 53 of 2022 provides that all insurance premiums tax payments are deposited in the General Fund. At the close of the fiscal year, the greater of 38 percent of insurance premiums tax revenues or $345 million is to be transferred to the MPAF, and the greater of 8.5 percent of insurance premiums tax revenues or $85 million is to be transferred to the FITF. The change is effective beginning with fiscal year 2022-23. Amounts transferred in fiscal year 2024 (figures shown above are net of these transfers):

●	Municipal Pension Aid Fund - $382.0 million
●	Fire Insurance Tax Fund - $85.9 million

 The current tax rate is 2 percent of gross premiums plus a retaliatory fee where applicable.

Sales & Use Tax. Total sales and use taxes of $14,255.9 million were collected in fiscal year 2024 (31.3 percent of total General Fund revenues).

This tax is levied on the sale at retail, including rental, of tangible personal property and certain services, or upon the use with Pennsylvania of tangible personal property, or taxable services purchased at retail if the tax was not paid at time of purchase. A tax on the occupancy of hotel rooms is imposed as part of the sales and use tax law.

Listed below are the transfers made from Sales and Use Tax in fiscal year 2024 (figures shown above are net of these transfers):

●	CFA - $162.1 million
●	Public Transportation Assistance Fund - $149.3 million (0.947 percent of gross collections)
●	Public Transportation Trust Fund - $693.9 million (4.4 percent of gross collections)
●	Transit Revitalization Investment District Fund - $0.7 million
●

Beginning in fiscal year 2023 an additional monthly transfer is made to the Public Transportation Trust Fund. The transfer is made from Motor Vehicle Sales and Use Tax only, but is calculated on total collections (3.28 percent of gross collections) - $517.7 million.

The current tax rate uses a bracket system based on 6 percent of purchase price. This rate has been in effect since 1968.

Cigarette Tax. Total cigarette taxes of $668.0 million were collected in fiscal year 2024 (1 .5 percent of total General Fund revenues).

This tax is imposed and assessed on the sale or possession of cigarettes and little cigars weighing less than 4 pounds per 1,000 sticks within Pennsylvania.

Listed below are the transfers made from Cigarette Tax in fiscal year 2024 (figures shown above are net of these transfers):

●	Agricultural Conservation Easement Purchase Fund - $25.5 million
●	Children’s Health Insurance Program - $30.7 million
●	Tobacco Debt Service - $115.3 million
●

Local Cigarette Tax Fund – $36.5 million. If collections from the additional Philadelphia Cigarette Tax ($0.10 per cigarette) fall below $58.0 million in a fiscal year, a transfer is made from the General Fund to the Local Cigarette Tax Fund to make up the difference.

The current tax rate of $0.13 per cigarette has been in effect since August 2016.

Personal Income Tax. Total personal income taxes of $17,856.8 million were collected in fiscal year 2024 (39.3 percent of total General Fund revenues).

This tax is paid by all residents, resident trusts and estates on eight separate classes of income:

●	Compensation
●	Net profits
●	Interest
●	Dividends
●	Income from the disposition of property
●	Rents and royalties
●	Gambling and lottery winnings, including cash prizes of the Pennsylvania Lottery
●	Income from estates and trusts.

The tax is also paid by non-resident individuals, estates and trusts on the following income from sources within the Commonwealth:

●	Compensation for personal services performed in Pennsylvania unless the taxpayer is a resident of a state with which there is a reciprocal agreement

●	Net profits from activity conducted in Pennsylvania
●	Income from the rental, ownership or disposition of any real or personal property
●	Income from gambling activity in Pennsylvania including cash prizes of the Pennsylvania Lottery.

A loss in one class of income may not be offset against income in another class, nor may gains or losses be carried back or forward from year to year. A credit is available to those individuals receiving tax forgiveness under the special provisions for poverty.

The following transfers were made from Personal Income Tax in fiscal year 2023:

●	Environmental Stewardship Fund - $12.3 million
●	Farm Show Complex restricted account - $13.3 million
●	Election Integrity Restricted Account - $45.0 million.

The current tax rate of 3.07 percent has been in effect since 2004.

Realty Transfer Tax. Total realty transfer taxes of $530.8 million were collected in fiscal year 2024 (1.2 percent of total General Fund revenues).

This tax is levied on the value of real estate transferred by a deed, instrument, or other writing. Other taxable transfers include long-term leases greater than 30 years, transfers of real estate from industrial development authorities that will not be used primarily for industrial purposes, and “deemed” transfers of real estate because of the acquisition of companies which are not in the business of holding or selling real estate.

The following transfers were made from Realty Transfer Tax in fiscal year 2024:

●	Keystone Recreation, Park, and Conservation Fund – $106.4 million (15 percent of gross collections)
●

Pennsylvania Housing Affordability and Rehabilitation Enhancement Fund - $60.0 million in 2024, increasing $10 million per year until reaching $100.0 million per fiscal year. The transfer will increase to $70.0 million in 2025; $80 million in 2026; $90.0 million in 2027; and $100.0 million in 2028 and each year thereafter.

The current tax rate for the Pennsylvania share of the Realty Transfer Tax is 1 percent of the actual consideration or price of the property represented in the deed. Pennsylvania realty transfer tax is collected, often along with an additional local realty transfer tax, by county Recorders of Deeds. The Recorders of Deeds remit the Commonwealth’s 1 percent to the Department of Revenue, and locals have the option to share their realty transfer tax among school districts and municipalities.

Inheritance Tax. Total inheritance taxes of $1,636.0 million were collected in fiscal year 2024 (3.6 percent of total General Fund revenues).

This tax is imposed on the value of property transferred to beneficiaries of a deceased person and certain transfers made during the decedent’s lifetime. The value of the transfer is established on the date of the decedent’s death.

Rates are based on the relationship of the decedent and the beneficiary. Transfers of non-jointly held property to spouses are untaxed. Transfers to parents from decedents 21 years of age or younger are untaxed. Transfers to beneficiaries 21 years of age or younger from their decedent parents are also untaxed. Transfers to other lineal beneficiaries are taxed at 4.5 percent. Transfers to siblings of the decedents are subject to a 12 percent tax rate. Transfers to all other beneficiaries are taxed at 15 percent.

Liquor Tax. Total liquor taxes of $448.8 million were collected in fiscal year 2024 (1.0 percent of total General Fund revenues)

This tax is a consumption tax on the sale of liquor by the Commonwealth. The distribution of liquor is a state enterprise under the auspices of the Pennsylvania Liquor Control Board (“LCB”). The Commonwealth assumed the liquor control responsibility following the repeal of Prohibition in 1933.

All liquors sold by the LCB are subject to this tax at a rate of 18 percent, which is computed on the actual price paid by the consumer including mark-up, handling charge, and federal tax. The first sale of liquor is also subject to the Sales and Use Tax at the time of purchase. Retail licensees, such as restaurants and bars, purchase liquor from the LCB at a discounted price and pay Liquor and Sales Taxes on these purchases. These taxes are not charged on subsequent purchases of liquor by restaurant customers.

Non-Tax Revenues. Total non-tax revenues of $1,608.7 million were collected in fiscal year 2024 (3.5 percent of total General Fund revenues).

This category is made up of the following major components:

●	Liquor Store Profits
●	Licenses and Fees
●	Miscellaneous Non-Tax Revenues
●	Fines, Penalties, and Interest

Motor License Fund Revenue Detail

The major tax sources (those representing more than 1 percent of total non-restricted revenues) for the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Motor Carriers Road Tax/International Fuel Tax Agreement (“IFTA”). Total motor carriers road tax/IFTA of $146.0 million was collected in fiscal year 2024 (4.6 percent of total non-restricted Motor License Fund revenues).

The motor carriers road tax/IFTA is imposed on fuel consumed by qualified motor vehicles operated within Pennsylvania. Qualified motor vehicles operated exclusively in Pennsylvania are subject to fuel taxation under the Motor Carriers Road Tax. Credit is granted for tax paid on fuel purchases.

The tax rate is equivalent to the rate per gallon currently in effect on liquid fuels, fuels, or alternative fuels.

Annual decal fees indicating vehicle registration in Pennsylvania are also included in these taxes. The cost is $12 per vehicle per calendar year. The decals must be displayed on both sides of each qualified vehicle operated in Pennsylvania.

Oil Company Franchise Tax. Total oil company franchise taxes, which includes fuels and liquid fuels taxes, of $1,613.8 million were collected in fiscal year 2024 (50.9 percent of total non-restricted Motor License Fund revenues).

The oil company franchise tax is imposed on all taxable liquid fuels and fuels on a cents-per-gallon equivalent basis, and it is remitted by distributors of liquid fuels and fuels.

Fuels sold and delivered to the following are exempt from the tax:

●	U.S. government, the Commonwealth, and any of its political subdivisions; volunteer fire companies;
●	volunteer ambulance services and volunteer rescue squads;
●	second class county port authorities; and
●	nonpublic, nonprofit schools (K-12).

In addition to these exemptions, reimbursements are made for certain agricultural purposes and for fuel consumed in truck-mounted refrigerator units.

Licenses and Fees. Total licenses and fees revenues of $1,283.1 million were collected in fiscal year 2024 (40.5 percent of total non-restricted Motor License Fund revenues).

This category is made up of the following major components:

●	Special Hauling Permits
●	Pennsylvania’s share of registration fees from other states
●	Operator’s Licenses
●	Vehicle Registration and Titling

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund and Tobacco Settlement Fund from the federal government during fiscal year 2023 totaled $46,892 million and during fiscal year 2024 totaled $46,229 million. Anticipated receipts from the federal government included in the fiscal year 2025 enacted budget is $50,120 million. Approximately $36,478 million, or 77.8 percent, of total federal revenue to the Commonwealth for fiscal year 2023 was attributed to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2024, $34,534 million, or 74.7 percent, of federal revenues were attributed to these types of programs. In the fiscal year 2025 enacted budget, approximately $35,993 million or 71.8 percent of federal revenues are expected to be attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2023 and fiscal year 2024 and based on the enacted budget for fiscal year 2025.

Education

In fiscal year 2023, expenditures from Commonwealth revenues for education purposes were more than $17,127 million. In fiscal year 2024, expenditures from Commonwealth revenues for education purposes were more than $18,021 million. The enacted budget for fiscal year 2025 includes more than $19,442 million in education funding, an increase of approximately 7.89 percent over fiscal year 2024.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, career and technical education, debt service, pupil transportation, employee retirement programs including Social Security and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2025 increases the State Basic Education subsidy by $285 million to $8,157.4 million. A portion of the education funding is distributed to school districts, based on local wealth, existing tax burden, district size and certain student characteristics.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2023 were more than $15,001 million, representing 87.59 percent of all Commonwealth expenditures for education in fiscal year 2023. Total Commonwealth expenditures for basic education programs in fiscal year 2024 were more than $15,842 million, representing approximately 87.91 percent of all Commonwealth expenditures for education in fiscal year 2024. The enacted budget for fiscal year 2025 includes more than $17,108 million for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through degree-granting institutions, which include the universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, established by statute in 1983 from the fourteen State-owned colleges, is administered by a 20-member Board of Governors of which 11 members are appointed by the Governor and confirmed by the Senate. Over $2,007 million was expended by the Commonwealth in fiscal year 2023 for these institutions and student financial assistance. Over $2,056 million was expended by the Commonwealth in the 2024 fiscal year for these institutions and student financial assistance. The enacted budget for fiscal year 2025 includes over $2,208 million for higher education.

Public Health and Human Services

Fiscal year 2024 public health and human services expenditures were $58,371 million (budgetary basis) and are projected to be $61,600 million in fiscal year 2025. Regarding fiscal year 2024 expenditures, nearly $18,346 million was funded from the General Fund, while $19,261 million was estimated, as of October 16, 2024, to be provided from the General Fund for fiscal year 2025. As of October 16, 2024, federal funds were expected to increase by $1,472 million and augmentations were expected to increase by $801 million for fiscal year 2025. Public health and human service programs are the largest single component of combined State and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The fiscal year 2025 budget includes $333 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs. For fiscal year 2025, the Governor has proposed to transfer $115.3 million of cigarette tax revenue to the Tobacco Settlement Fund to replace monies deducted from the Tobacco MSA for deposit in the Tobacco Revenue Bond Debt Service Account. Federal funds matching the State Tobacco MSA funds were also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting a decline in cigarette sales and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. In June 2018, a settlement was reached with various tobacco companies resolving 20 years of disputes and future disputes related to the non-participating manufacturer adjustment. The settlement resulted in a payment of which $352 million was used to offset health care related costs in fiscal year 2024.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $14,198 million in fiscal year 2024, while $14,869 million is budgeted from the General Fund for fiscal year 2025. In addition, a nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $170 million in fiscal year 2024 and was expected, as of October 16, 2024, to provide a $174 million offset in fiscal year 2025. A Managed Care Organization assessment provided a General Fund offset of $1,330 million in fiscal year 2024 and in fiscal year 2025 the offset was projected, as of October 16, 2024, at $1,485 million. Also, a Statewide Quality Care assessment provided a $368 million offset in fiscal year 2024 and was expected, as of October 16, 2024, to provide a $452 million offset in fiscal year 2025. In fiscal year 2025, approximately 31.27 percent of the total cost of assistance to the economically needy was proposed to be supported by Commonwealth funds appropriated from the General Fund. The balance was expected, as of October 16, 2024, to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

As of October 16, 2024, medical assistance, including long-term living home and community-living programs and the intellectual disability waiver program, continued to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continued to grow due to expanding caseloads, technology improvements and general medical cost inflation. Expenditures for medical assistance increased during the period from fiscal years 2014 through 2024 by an average annual rate of 8.02 percent. Fiscal year 2024 expenditures from Commonwealth funds were $13,961 million (budgetary basis) and were projected, as of October 16, 2024, to be $14,597 million in fiscal year 2025, an increase of 4.56 percent from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1,028 million for fiscal year 2024, of which $139 million was from the General Fund. The enacted budget for fiscal year 2025 includes a total of $925 million, for such purpose with $143 million provided from the General Fund.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in its 40,000-mile State highway system, including certain city streets that are a part of the State highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through financial aid grants. Highway maintenance costs, construction costs, and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund, the Multimodal Transportation Fund and the State Lottery Fund provide funding for mass transit and other modes of transportation.

Act 89 of 2013 provided dedicated additional funding for highways and bridges through the incremental uncapping of the OCFT and the indexing of vehicle and driver services fees. Act 89 also restructured Act 44 of 2007 PTC payment distributions.

In addition to its unrestricted State funds, the Motor License Fund includes five restricted revenue accounts funded by State revenues legislatively dedicated to these specific purposes. Some of the restricted purposes, funded from these accounts, also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2023 was $3,136 million (budgetary basis). The funding was increased to $3,428 million (budgetary basis) in fiscal year 2024. The fiscal year 2025 budget reflects an increase to $3,493 million (budgetary basis). Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $677 million in fiscal year 2023 and $647 million in fiscal year 2024. For fiscal year 2025, grants to local governments decreased to $634 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

For fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a Public Transportation Trust Fund established by Act 44. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues are provided by scheduled payments by the PTC, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges, and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs Statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2023, Commonwealth funding available for mass transit was $2,514 million (budgetary basis). Funding for mass transit was increased in fiscal year 2024 to $2,702 million (budgetary basis). The fiscal year 2025 budget for mass transit was increased to $2,721 million.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the PTC, a portion of certain motor vehicle fees and a portion of the OCFT. For fiscal year 2023, Commonwealth funding available for multimodal transportation was $167 million (budgetary basis). The fiscal year 2024 funding was $183 million (budgetary basis), and the budget for fiscal year 2025 is $183 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2023, $9 million was expended from aviation restricted accounts. For fiscal year 2024 funding was $10 million and the budget for fiscal year 2025 is $11 million.

Taxes on motor fuels provide approximately 57 percent of total non-restricted Motor License Fund revenues annually. COVID-19 significantly impacted both non-restricted and restricted Motor License Fund revenues. This resulted in fiscal year 2021 revenues well below previous levels for Pennsylvania’s highway and bridge infrastructure system. These revenue shortfalls primarily impacted the construction program. Federal transportation relief funding of $407 million along with higher fund revenues and the enactment of $279 million from federal American Rescue Plan Act State Fiscal Relief funds, allowed calendar year 2021 and 2022 to rebound. The passage of the federal Infrastructure Investment and Jobs Act (IIJA) will afford the opportunity to further increase construction spending by an additional $748 million in 2023, $792 million in 2024, and $838 million in 2025. However, while Motor License Fund revenues are projected to surpass pre-pandemic levels for the current budget and future and planning years, additional state funds for construction will be necessary to meet the overall infrastructure needs of the Commonwealth. Act 85 of 2024 imposes an annual fee on Electric Vehicles (EV) and Plug-in Hybrid Electric Vehicles (PHEV). The EV Fee shall be allocated in the same manner as the Oil Company Franchise Tax and be utilized for the construction, reconstruction, maintenance, repair of, and safety on public highways and bridges.

The Commonwealth is not responsible for toll roads and bridges in Pennsylvania. These are under the jurisdiction of various authorities and commissions.

INVESTMENT OF COMMONWEALTH FUNDS

The Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Commonwealth’s bonds and the funds held for the payment of interest on and maturing principal of the Commonwealth’s bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three-member board of State officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent rating by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test. The Treasury Department maintains additional investment restrictions contained in its Investment Policy Guidelines. A summary of the Investment Policy Guidelines and a report on investment activity and performance of funds invested by the Treasury Department are contained in a report periodically prepared and publicly distributed by the Treasury Department.

The State Treasurer has been legislatively authorized to invest Commonwealth moneys in securities under the “prudent investor” standard since June 1999. The common investment pool operated by the State Treasurer for the investment of operating funds of the Commonwealth maintains a portion of its investments in securities subject to this test. Act 54 of 2024 extends this authority to December 31, 2034.

Budget Stabilization Reserve Fund

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both chambers of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are not spent are returned to the Budget Stabilization Reserve Fund. As of June 30, 2024, the Budget Stabilization Reserve Fund had a balance of approximately $6,250.2 million. In September 2024, the Commonwealth made a deposit to the Budget Stabilization Reserve Fund in the amount of $736.9 million. [As of the date of this Official Statement, the amount on deposit in the Budget Stabilization Reserve Fund, which includes earnings on the amounts on deposit therein, is $6,268.4 million.]

COMMONWEALTH FINANCIAL PERFORMANCE

Fiscal Year 2025 Budget

The Pennsylvania legislature approved, and the Governor signed, a budget for fiscal year 2025 on July 11, 2024. The enacted budget appropriates $47,599.0 million from the State General Fund. The budget includes increases in basic education funding and preserves funding for core State government functions and services.

Financial Statements Introduction

The most recent Commonwealth audited financial statements are available in the ACFR of the Commonwealth for the fiscal year ended June 30, 2023, which was issued on December 13, 2023.

Government-Wide Financial Data (GAAP Basis). Government-wide financial statements report financial position and results of activity for the Commonwealth as a whole. Government-wide statements do not report information on a fund-by-fund basis; rather, they reveal information for all governmental activities and all business-type activities in separate columns. In government-wide statements, for both governmental and business-type activities, the economic resources measurement focus, and accrual basis of accounting are used, with revenues and expenses recognized when they occur, rather than when cash is received or paid. This treatment results in including in assets an estimate of the total amount of receivables due at fiscal year-end that are expected to be collected in the future. Capital assets are reported with acquisition or construction costs being reported when the assets are placed in service less accumulated depreciation. Reported liabilities include all liabilities, regardless of when payment is due, including bond principal, employee disability claims liability, and employee compensated absence liabilities.

GENERAL FUND FINANCIAL PERFORMANCE

Financial Results for Fiscal Years 2019-2024

GAAP Basis. During the five-year period from fiscal year 2019 through fiscal year 2023, total revenues and other sources increased by an average annual rate of 9.7 percent. Tax revenues during this same period increased by an annual average rate of 7.0 percent. Expenditures and other uses during fiscal years 2019 through 2023 rose at an average annual rate of 8.1 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 6.9 percent; public education expenditures during this period increased at an average annual rate of 7.2 percent; health and human services expenditures increased at an average annual rate of 8.3 percent; and capital outlays increased at an average annual rate of 43.5 percent. Commonwealth expenditures for direction and support services (State employees and government administration) increased at an average annual rate of 9.0 percent during fiscal years 2019 through 2023.

The fund balance at June 30, 2023 of the General Fund was $18,174.4 million, a $4,803.1 million increase from the June 30, 2022 fund balance. Total revenues and other sources decreased by $3,021.3 million and tax revenues increased $466.6 million. The overall increase in the fund balance is primarily due to a decrease in total liabilities in the fiscal year ended June 30, 2023.

Fiscal Year 2019 Financial Results

GAAP Basis. At June 30, 2019, the General Fund reported a fund balance of $835.4 million, an increase of $21.7 million from the $813.7 million fund balance at June 30, 2018, as expenditures and other uses increased by $4,130.6 million and revenues and other sources increased by $2,641 million.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $883 million or 2.6 percent during fiscal year 2019. Final Commonwealth General Fund revenues for the above fiscal year totaled $34,857.9 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $$33,401.5 million.

General Fund revenues increased $290.9 million or 0.8 percent during fiscal year 2019 when measured on a year-over-year basis as compared to fiscal year 2018. Tax revenue collections increased $2,052.9 million or 6.4 percent on a year-over-year basis from fiscal year 2018 to fiscal year 2019 while non-tax revenue collections decreased $1,761.9 million or negative 68.7 percent from fiscal year 2018 to fiscal year 2019. Corporate tax receipts were $622.1 million higher than fiscal year 2018 levels. The year-over-year increase in corporate taxes was 12.7 percent during fiscal year 2019 as corporate net income tax collections increased 17.9 percent. Personal income taxes were $696.6 million above fiscal year 2018 actual collection and the year-over-year growth in personal income tax receipts was 5.2 percent. Personal income tax collections attributable to withholding increased by 4.1 percent or $407.4 million during fiscal year 2019 and tax collections from the non-withholding portion of the personal income tax increased 8.6 percent or $289.2 million on a year-over-year basis. Sales and use taxes receipts were $718.3 million greater during fiscal year 2019 than during fiscal year 2018, a growth rate of 6.9 percent. Sales tax collections increased during fiscal year 2019 as non-motor vehicle sales tax collections grew 7 percent and motor vehicle sales tax receipts increased 6.5 percent during fiscal year 2019. Cigarette tax collections decreased 6.6 percent during fiscal year 2019 and inheritance tax collections increased 3.4 percent. Realty transfer tax revenues increased 3.8 percent during fiscal year 2019.

Commonwealth General Fund appropriations for fiscal year 2019 totaled $33,401.5 million, an increase of $1,453.4 million or 4.5 percent from fiscal year 2018. The Commonwealth transferred its fiscal year 2019 ending balance of $316.9 million to the Budget Stabilization Reserve Fund.

Fiscal Year 2020 Financial Results

GAAP Basis. At June 30, 2020, the General Fund reported a negative fund balance of $1,525.2 million, a decrease of $2,360.6 million from the $835.4 million fund balance at June 30, 2019. The majority of this decrease was due to delays of tax filing dates for personal and corporate taxes because of the COVID-19 pandemic.

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $3,221 million or 9.1 percent during fiscal year 2020. The majority of this difference was due to the Commonwealth delaying the filing date for personal and corporate income tax by 90 days. Final Commonwealth General Fund revenues for this fiscal year totaled $32,275.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,090.2 million. After accounting for a positive fiscal year 2020 beginning balance of $30.3 million, the Commonwealth ended fiscal year 2020 with an unappropriated negative balance of $2,734.1 million.

General Fund revenues decreased $2,582.0 million or 7.4 percent during fiscal year 2020 when measured on a year-over-year basis as compared to fiscal year 2019. Tax revenue collections decreased $2,445.4 million or 7.2 percent on a year-over-year basis from fiscal year 2019 to fiscal year 2020 while non-tax revenue collections decreased $136.6 million or 17.0 percent from fiscal year 2019 to fiscal year 2020. Corporate tax receipts were $671.8 million lower than fiscal year 2019 levels. The year-over-year decrease in corporate taxes was 12.2 percent during fiscal year 2020 as corporate net income tax collections decreased 16.9 percent and financial institutions tax increased 3.4 percent. Personal income taxes were $1,260.5 million below fiscal year 2019 actual collection and the year-over-year decrease in personal income tax receipts was 8.9 percent. Personal income tax collections attributable to withholding increased by 0.9 percent or $98.9 million during fiscal year 2020 and tax collections from the non-withholding portion of the personal income tax decreased 37.2 percent or $1,359.4 million on a year-over-year basis. Sales and use taxes receipts were $281.8 million less during fiscal year 2020 than during the prior fiscal year, a decrease of 2.5 percent. Cigarette tax collections declined 17.4 percent during fiscal year 2020 and inheritance tax collections increased 2.7 percent. Realty transfer tax revenues decreased by 6.8 percent during fiscal year 2020.

Commonwealth General Fund appropriations for fiscal year 2020 totaled $34,090.2 million, an increase of $688.7 million or 2.1 percent from fiscal year 2019 levels. The ending unappropriated negative balance was $2,734.1 million for fiscal year 2020.

Fiscal Year 2021 Financial Results

GAAP Basis. At June 30, 2021, the General Fund reported a fund balance of $3,073 million, an increase of $4,598.5 million from the $1,525.4 million negative fund balance, as restated at June 30, 2020.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $3,437.3 million or 9.3 percent during fiscal year 2021. Final Commonwealth General Fund revenues for the above fiscal year totaled $40,392.0 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,013.2 million in fiscal year 2021. After accounting for a negative fiscal year 2021 beginning balance of $2,734.1 million, the Commonwealth ended fiscal year 2021 with a surplus of $2,621.5 million which was transferred to the Budget Stabilization Reserve Fund.

General Fund revenues increased $8,116.1 million or 25.1 percent during fiscal year 2021 when measured on a year-over-year basis as compared to fiscal year 2020. Tax revenue collections increased $7,568.7 million or 23.9 percent on a year-over-year basis from fiscal year 2020 to fiscal year 2021 while non-tax revenue collections increased $547.4 million or 82.3 percent from fiscal year 2020 to fiscal year 2021. Corporate tax receipts were $1,494.5 million higher than fiscal year 2020 levels. The year-over-year increase in corporate taxes was 30.9 percent during fiscal year 2021 as corporate net income tax collections increased 56.5 percent and financial institutions tax increased 7.7 percent. Personal income taxes were $3,448.4 million above fiscal year 2020 actual collection and the year-over-year decrease in personal income tax receipts was 26.9 percent. Personal income tax collections attributable to withholding increased by 2.8 percent or $295.2 million during fiscal year 2021 and tax collections from the non-withholding portion of the personal income tax increased 137.6 percent or $3,153.2 million on a year-over-year basis. Sales and use taxes receipts were $2,017.1 million more during fiscal year 2021 than during the prior fiscal year , an increase of 18.6 percent. Cigarette tax collections increased 4.3 percent during fiscal year 2021 and inheritance tax collections increased 24.3 percent. Realty transfer tax revenues increased by 28.6 percent during fiscal year 2021.

Commonwealth General Fund appropriations for fiscal year 2021 totaled $34,013.2 million, a decrease of $77.0 million or -0.2 percent from fiscal year 2020 levels. The Commonwealth transferred its fiscal year 2021 ending balance of $2,621.5 million to the Budget Stabilization Reserve Fund.

Fiscal Year 2022 Financial Results

GAAP Basis. At June 30, 2022, the General Fund reported a fund balance of $13,371.2 million, an increase of $10,298.2 million from the $3,073.0 fund balance at June 30, 2021, as revenues and other sources increased by $15,929.7 million.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $5,598.0 million or 13.2 percent during fiscal year 2022. Final Commonwealth General Fund revenues for the fiscal year totaled $48,134.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $39,351.3 million. After accounting for a fiscal year 2022 beginning balance of $4.4 million, and a transfer to the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2022 with a surplus of $5,537.4 million.

General Fund revenues increased $7,742.2 million or 19.2 percent during fiscal year 2022 when measured on a year-over-year basis as compared to fiscal year 2021. Tax revenue collections increased $4,309.0 million or 11.0 percent on a year-over-year basis from fiscal year 2021 to fiscal year 2022 while non-tax revenue collections increased $3,433.2 million or 283.2 percent from fiscal year 2021 to fiscal year 2022, due primarily to the one-time transfer of federal ARPA funds to the General Fund as revenue replacement. The year-over-year increase in corporate taxes was 15.5 percent during fiscal year 2022. Corporate net income tax collections increased 20.2 percent or by $895.4 million from 2021 levels. Personal income taxes were $1,842.3 million above fiscal year 2021 actual collections and the year-over-year increase in personal income tax receipts was 11.3 percent. Personal income tax collections attributable to withholding increased by 11.0 percent or $1,188.3 million during fiscal year 2022. Sales and use taxes receipts were $1,079.4 million more during fiscal year 2022 than during the prior fiscal year, an increase of 8.4 percent. Cigarette tax collections decreased 9.3 percent during fiscal year 2022 and inheritance tax collections increased 15.2 percent. Realty transfer tax revenues increased by 32.3 percent and gaming tax collections increased by 27.3 percent during fiscal year 2022.

Commonwealth General Fund appropriations for fiscal year 2022 totaled $39,351.3 million, an increase of $5,338.0 million or 15.6 percent from fiscal year 2021 levels. The Commonwealth transferred $2,100.0 million of its fiscal year 2022 ending balance to the Budget Stabilization Reserve Fund.

Fiscal Year 2023 Financial Results

GAAP Basis. At June 30, 2023, the General Fund reported a fund balance of $18,174.3 million, an increase of $4,803.1 million from the $13,371.2 million fund balance at June 30, 2022, as revenues and other sources decreased by $3,021.3 million. Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $1,337.5 million or 3.1 percent during fiscal year 2023. Final Commonwealth General Fund revenues for the fiscal year totaled $44,917.1 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources were $40,801.0 million. After accounting for a fiscal year 2023 beginning balance of $5,546.4 million, and a transfer to the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2023 with a surplus of $8,084.9 million

General Fund revenues decreased $3,217.1 million or 6.7 percent during fiscal year 2023 when measured on a year-over-year basis as compared to fiscal year 2022. Tax revenue collections increased $287.8 million or 0.7 percent on a year-over-year basis from fiscal year 2022 to fiscal year 2023 while non-tax revenue collections decreased $3,504.8 million or 75.4 percent from fiscal year 2022 to fiscal year 2023. The year-over-year increase in corporate taxes was 12.8 percent during fiscal year 2023. Corporate net income tax collections increased 15.3 percent or by $815.5 million from 2022 levels. Personal income taxes declined $497.6 million in fiscal year 2023, a decline of 2.7 percent. Personal income tax collections attributable to withholding increased by 5.1 percent or $617.5 million during fiscal year 2023. Non-withheld personal income tax collections declined by $1,115.1 million , or 18.3 percent from 2022. Sales and use taxes receipts were $110.2 million more during fiscal year 2023 than during the prior fiscal year, an increase of 0.8 percent. Cigarette tax collections decreased 11.6 percent during fiscal year 2023 and inheritance tax collections decreased 1.7 percent. Realty transfer tax revenues decreased by 24.0 percent and gaming tax collections increased by 18.6 percent during fiscal year 2023.

Commonwealth General Fund appropriations for fiscal year 2023 totaled $40,801.0 million, an increase of $1,449.7 million or 3.7 percent from fiscal year 2022 levels. In November 2023, the Commonwealth transferred $898.3 million, or 10 percent of its fiscal year 2023 ending General Fund balance to the Budget Stabilization Reserve Fund.

Fiscal Year 2024 Financial Results – preliminary, unaudited

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $862.9 million or 1.9 percent during fiscal year 2024. Final Commonwealth General Fund revenues for the fiscal year totaled $45,473.5 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources were $45,440.8 million. After accounting for a fiscal year 2024 beginning balance of $8,084.9 million, and a transfer to the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2024 with a surplus of $6,632.1 million.

General Fund revenues increased $556.3 million or 1.2 percent during fiscal year 2024 when measured on a year-over-year basis as compared to fiscal year 2023. Tax revenue collections increased $88.4 million or 0.2 percent on a year-over-year basis from fiscal year 2023 to fiscal year 2024 while non-tax revenue collections increase $468.0 million or 41.0 percent from fiscal year 2023 to fiscal year 2024. The year-over-year decrease in corporate taxes was 2.7 percent during fiscal year 2024. Corporate net income tax collections decreased 8.0 percent or by $491.5 million from 2023 levels. Personal income taxes increased $228.7 million in fiscal year 2024, an increase of 1.3 percent. Personal income tax collections attributable to withholding increased by 4.4 percent or $558.0 million during fiscal year 2024. Non-withheld personal income tax collections declined by $329.3 million, or 6.6 percent from 2023. Sales and use taxes receipts were $231.5 million more during fiscal year 2024 than during the prior fiscal year, an increase of 1.7 percent. Cigarette tax collections decreased 13.6 percent during fiscal year 2024 and inheritance tax collections increased 7.3 percent. Realty transfer tax revenues decreased by 17.6 percent and gaming tax collections decreased by 1.3 percent during fiscal year 2024.

Fiscal Year 2025 Enacted Budget

The enacted fiscal year 2025 budget appropriates $47,599.0 million in state general funds. The General Fund is the primary funding source for most State agencies and institutions supported by the Commonwealth. The majority of every dollar is returned to individuals, local governments, institutions, school districts, and others in the form of grants and subsidies. The remainder pays operating expenses and debt service. Major program expenditures occur in the areas of education, public health and human services, and the State correctional institutions.

MOTOR LICENSE FUND PERFORMANCE

The State Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators’ license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for these purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes. In contrast, the GAAP basis presentations include all the restricted account revenues and expenditures.

Financial Results for Fiscal Years 2019-2024

GAAP Basis. The fund balance at June 30, 2023, of the Motor License Fund was $2,325.8 million, a $308.2 million increase from the June 30, 2022 fund balance. Over five fiscal years, 2019 through 2023, revenues and other sources averaged an annual 1.8 percent increase. Expenditures and other uses during the same period averaged a 0.1 percent annual decrease.

Overall, total revenues and other sources increased by $251.0 million during the fiscal year that ended June 30, 2023. Tax revenues increased $65.8 million primarily due to the increase in the liquid fuels tax. Licenses and fees increased $11.3 million due to increased vehicle registrations and driver licenses. During the prior fiscal year, extensions were granted for the expirations of vehicle registrations, drivers’ licenses, and learner’s permits, including commercial driver’s licenses. These extensions expired during fiscal year 2021.

Total expenditures and other uses increased by $652.9 million during fiscal year ended June 30, 2023. Transportation expenditures increased by $324.6 million and Capital outlay increased by $332.5 million. The increase in transportation expenditures were attributable to an increase in operational costs, specifically fuels and bituminous material usage, as highway projects and construction activity continued to increase following the pandemic.

Fiscal Year 2019 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,849.3 million, a decrease of $99.2 million or 3.4 percent over fiscal year 2018 revenues. Receipts from liquid fuels taxes decreased by 0.5 percent while license and fee revenues decreased by 5.1 percent from the previous year. Other revenue receipts decreased by 65.2 percent from the previous fiscal year. Fiscal year 2019 Motor License Fund appropriations and executive authorizations totaled $3,066.2 million, an increase of 5.9 percent over fiscal year 2018. The Motor License Fund concluded fiscal year 2019 with an unappropriated surplus of $29.0 million, a net decrease of $187.4 million from the 2018 unappropriated surplus of $216.4 million.

Fiscal Year 2020 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,663.5 million, a decrease of $185.8 million or 6.5 percent from fiscal year 2019 revenues. Receipts from liquid fuels taxes decreased by 7 percent while license and fee revenues decreased by 3.9 percent from the previous year. Fiscal year 2020 Motor License Fund appropriations and executive authorizations totaled $2,767.0 million, a decrease of 9.8 percent from fiscal year 2019. The Motor License Fund concluded fiscal year 2020 with a negative unappropriated balance of $51.2 million, a net decrease of $80.2 million from the fiscal year 2019 unappropriated surplus of $29.0 million.

Fiscal Year 2021 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,825.6 million, an increase of $162 million or 6.1 percent from fiscal year 2020 revenues. Receipts from liquid fuels taxes decreased by 3 percent while license and fee revenues increased by 20.7 percent over the previous year. Fiscal year 2021 Motor License Fund appropriations and executive authorizations totaled $2,722.9 million, a decrease of 1.5 percent over fiscal year 2020. The Motor License Fund concluded fiscal year 2021 with an unappropriated surplus of $115.4 million, a net increase of $166.5 million above the fiscal year 2020 negative unappropriated surplus of $51.1 million.

Fiscal Year 2022 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,883.4 million, an increase of $57.8 million or 2 percent over fiscal year 2021 revenues. Receipts from liquid fuels taxes increased by 5.5 percent while license and fee revenues decreased by 2.2 percent as compared to the previous year. Fiscal year 2022 Motor License Fund appropriations and executive authorizations totaled $2,691.9 million, a decrease of 0.6 percent from fiscal year 2021. The Motor License Fund concluded fiscal year 2022 with an unappropriated surplus of $347.3 million, a net increase of $231.9 million above the fiscal year 2021 unappropriated surplus of $115.4 million.

Fiscal Year 2023 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,958.3 million, an increase of $75 million or 2.6 percent over fiscal year 2022 revenues. Receipts from liquid fuels taxes increased by 1.6 percent while license and fee revenues decreased by 0.8 percent as compared to the previous year. Fiscal year 2023 Motor License Fund appropriations and executive authorizations totaled $3,151.1 million, an increase of 17 percent from fiscal year 2022. The Motor License Fund concluded fiscal year 2023 with an unappropriated surplus of $255.4 million, a net decrease of $91.9 million below the fiscal year 2022 unappropriated surplus of $347.3 million.

Fiscal Year 2024 Financial Results – preliminary, unaudited

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $3,169.9 million, an increase of $211.6 million or 7.2 percent over fiscal year 2023 revenues. Receipts from liquid fuels taxes increased by 0.2 percent while license and fee revenues increased by 14.8 percent as compared to the previous year. Fiscal year 2024 Motor License Fund appropriations and executive authorizations totaled $3,233.5 million, an increase of 2.6 percent from fiscal year 2023. The Motor License Fund concluded fiscal year 2024 with an unappropriated surplus of $313.0 million, a net increase of $57.6 million over the fiscal year 2023 unappropriated surplus of $255.4 million.

Fiscal Year 2025 Enacted Budget

Budgetary Basis. Commonwealth revenues to the Motor License Fund are budgeted to be $3,016.2 million, a decrease of $153.7 million or 4.9 percent from fiscal year 2024 revenues. Receipts from the liquid fuels tax are budgeted to decrease 3.2 percent from the prior year, while license and fee revenues are budgeted to decrease by 4.0 percent. Additionally, other revenue receipts are budgeted to be $63.9 million. Fiscal year 2025 Motor License Fund appropriations and executive authorizations are budgeted to equal $3,253.7 million, an increase of 0.6 percent over fiscal year 2024 appropriations. The Motor License Fund is budgeted to conclude fiscal year 2025 with an unappropriated balance of $75.5 million, a decrease of $237.5 million from the fiscal year 2024 unappropriated fund balance of $313.0 million.

STATE LOTTERY FUND FINANCIAL RESULTS

The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals located throughout the State, and instant games using preprinted tickets. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes, are deposited into the State Lottery Fund.

State Lottery Fund receipts support programs to assist elderly and handicapped individuals, primarily through property tax and rent rebate assistance and a pharmaceutical assistance program to recipients who meet specified income limits, and the provision of free mass transit rides during off-peak hours.

Financial Results for Fiscal Years 2019-2024

GAAP Basis. During the fiscal year ended June 30, 2023, the net year-over-year increase in total revenues and other sources was $695.4 million. Total operating revenues increased $556.7 million. Total operating expenses increased $563.0 million. Operating expenses have a strong correlation to operating revenues as the amount of prize payouts are directly related to lottery sales.

Fiscal Year 2019 Financial Results

Budgetary Basis. Fiscal year 2019 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, increased by 8.8 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2019, were $1,956.3 million. Total appropriations, net of current-year lapses, were $1,952.1 million. The fiscal year-end unappropriated balance and reserve had a surplus of $4.2 million.

Fiscal Year 2020 Financial Results

Budgetary Basis. Fiscal year 2020 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 6.1 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2020, were $1,959.1 million. Total appropriations, net of current-year lapses, were $2,078.9 million. The fiscal year-end unappropriated balance and reserve had a negative balance of $119.8 million.

Fiscal Year 2021 Financial Results

Budgetary Basis. Fiscal year 2021 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-State Powerball game, increased by 19.3 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2021, were $1,999.8 million. Total appropriations, net of current-year lapses, were $1,876.5 million. The fiscal year-end unappropriated balance and reserve had a balance of $48.3 million.

Fiscal Year 2022 Financial Results

Budgetary Basis. Fiscal year 2022 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, decreased by 6.9 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2022 were $2,193.3 million. Total appropriations, net of current-year lapses, were $1,968.5 million. The fiscal year-end unappropriated balance and reserve had a balance of $149.8 million, an increase of 209.9 percent.

Fiscal Year 2023 Financial Results

Budgetary Basis. Fiscal year 2023 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, increased by 2.1 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2023, were $2,450.2 million. Total appropriations, net of current-year lapses, were $2,212.6 million. The fiscal year-end unappropriated balance and reserve had a balance of $162.6 million, an increase of 8.6 percent.

Fiscal Year 2024 Financial Results – preliminary, unaudited

Budgetary Basis. Fiscal year 2024 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, decreased by 3.1 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2024, were $2,467.4 million. Total appropriations, net of current-year lapses, were $2,074.3 million. The fiscal year-end unappropriated balance and reserve had a balance of $318.1 million, an increase of 95.6 percent.

Fiscal Year 2025 Enacted Budget

The enacted fiscal year 2025 budget anticipates a 4.3 percent decrease in net revenues from all lottery sources, including instant-ticket sales and the State’s participation in the multi-state Powerball game. State Lottery Funds available, including lapses, are estimated to be $2,473.2 million in fiscal year 2025, an increase of 0.2 percent. Budgeted appropriations and executive authorizations total $2,194.8 million, which represents an increase of $120.5 million or a 5.8 percent increase from fiscal year 2024. The fiscal year-end balance reflects a projected surplus of $203.4 million, a decrease of $114.7 million from the fiscal year 2024 ending balance.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these civil cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Pennsylvania Professional Liability Joint Underwriting Association v. Wolf, Nos. 18-2297, 18-2323, 19-1057, 19-1058, 21-1099, 21-1112, & 21-1155 (Third Cir. Ct. of Appeals); 19-cv-01121 (U.S.D.C., M.D. Pa.)

The Pennsylvania Professional Liability Joint Underwriting Association (“JUA”) first initiated an action against Governor Wolf on May 18, 2017, case no. 1:17-cv-00886-CCC (M.D. Pa.). The JUA challenged, on various federal constitutional grounds, a provision of Act 85 of 2016 that directed (1) the transfer of $200 million from the JUA to the General Fund and (2) repayment of the transferred sum over a five-year period commencing July 1, 2018. The contemplated transfer did not take place. During the pendency of case no. 1:17-cv-00886-CCC, Act 44 of 2017 became law. Act 44 of 2017 again mandated the transfer of $200,000,000 from the JUA to the General Fund and, if such transfer was not made by December 1, 2017, mandated the abolishment of the JUA. The JUA challenged Act 44 of 2017 at case no. 1:17-cv-02041-CCC (M.D. Pa.). As of October 16, 2024, no transfer of funds from the JUA to the General Fund had taken place. On November 30, 2017, the Court stayed case no. 1:17-cv-00886-CCC pending the outcome of 1:17-cv-02041-CCC. On May 17, 2018, the Court held that the sections of Act 44 of 2017 pertaining to the JUA are an unconstitutional taking of private property under the 5th and 14th Amendments to the U.S. Constitution. Act 41 of 2018 folded the JUA into the Department of Insurance and shifted control of the JUA and its assets to that Department. The JUA challenged Act 41 of 2018 at case no. 1:18-cv-01308-CCC (M.D. Pa.). On December 18, 2018, the Court held that Act 41 of 2018 also violated the 5th and 14th Amendments to the U.S. Constitution. Governor Wolf and the other defendants have appealed the trial court orders to the Third Circuit Court of Appeals, which has consolidated the cases for appeal. The appellate briefing is finished and the Third Circuit scheduled argument. During the pendency of the appeal, the General Assembly enacted Act 15 of 2019 (“Act 15”). This act, among other things, places the JUA under the purview of the Right-To-Know Law, the Commonwealth Attorneys Act, the Pennsylvania Web Accountability and Transparency Act, and the Commonwealth Procurement Code. Act 15 also newly requires the JUA to submit annual budget requests to the Secretary of the Budget and to be funded via appropriations from the General Assembly. Aside from these requirements, Act 15 does not implicate any transfer of funds to or from the JUA or the General Fund. The JUA brought a new action challenging the constitutionality of the law, case no. 1:19-cv-1121 (U.S.D.C., M.D. Pa), seeking, in part, a preliminary injunction. On July 17, 2019, the district court denied the request for injunctive relief, finding that the JUA had failed to establish irreparable harm. Because of the enactment of Act 15 and initiation of case no. 1:19-cv-1121, the Third Circuit canceled oral argument and placed the appeal on its curia advisor vult (CAV) list, requiring the parties to inform the Court every 120 days of the status of case no. 1:19-cv-1121, and any additional legislative enactments. The appeal is stayed pending adjudication of the challenge to Act 15 in the district court. A scheduling order has been issued for the case filed at No. 1:19-cv-1121. Discovery has ended and dispositive motions were filed on April 15, 2020. The Court issued a ruling on December 22, 2020, holding Act 15 unconstitutional in part. Particularly, the Court ruled that Act 15 is unconstitutional insofar as it resources the entity, and requires it to comply with the budgetary process, because it restricts the use of its private funds. It ruled that it is unconstitutional as a violation of the First Amendment and procedural due process insofar as it applies the Commonwealth Attorneys Act, because it restricts JUA’s choice of counsel. The Court did grant summary judgment with respect to JUA’s claims against the application of the Sunshine Act, and Right-to-Know Law, holding that these provisions are constitutional as rational.

All parties appealed the District Court’s order on Act 15 to the Third Circuit, which consolidated the three appeals. Briefing concluded in July 2021. As of October 16, 2024, the Third Circuit heard oral arguments on November 9, 2022. On January 19, 2023, the Third Circuit issued a petition for Certification of Question of State Law to the Pennsylvania Supreme Court asking the following question: Under Pennsylvania law, is the Commonwealth’s Joint Underwriting Association a public or private entity? The Pennsylvania Supreme Court granted the petition and certified the question. Briefing has completed. Oral argument was held on November 29, 2023. On February 21, 2024, the Pennsylvania Supreme Court concluded that it had “improvidently granted the petition for certification” and returned the case to the Third Circuit without answering the question posed. These matters remain pending with the Third Circuit.

Level 3 Communications, LLC v. Commonwealth of Pennsylvania Nos. 121-122 FR 2018 (Pa. Commonwealth Ct.)

Level 3 (also known as L3) filed a petition with the Pennsylvania Commonwealth Court seeking a refund of $23 million in gross receipts tax claiming that its sales of private line services are not subject to this tax. L3 contends that its communications technology falls outside the scope of the taxable telephone and telegraph messages component of the gross receipts tax statute because its private lines are largely sold in connection with non-voice services that are not subject to tax (such as colocation and Internet access) or are sold on a stand-alone basis. L3 contends that its services are therefore distinguishable from the private line services that the Pennsylvania Supreme Court held are subject to gross receipts tax in Verizon Pennsylvania, Inc. v. Commonwealth, 127 A.3d 745 (Pa. 2015). In February 2024, the Office of Attorney General delegated this matter to the Department of Revenue. After L3 filed this appeal, numerous other entities that sell similar services filed legal challenges to the gross receipts tax on the same grounds as L3. On September 12, 2024, the court consolidated a number of gross receipts tax appeals based on the same legal arguments pending resolution of L3’s appeal. The Department of Revenue estimates that more than $100 million of gross receipts tax collected by the Department could be at issue if the courts rule against the Commonwealth on all of these appeals. Briefing concluded in May 2024. The Commonwealth Court has not yet formally set an oral argument date, but argument is expected to take place in December 2024.

Facebook, Inc. v. Commonwealth of Pennsylvania, Nos. 432-34 FR 2021 (Pa. Commonwealth Ct.) and Meta Platforms, Inc. v. Commonwealth of Pennsylvania, Nos. 51-52 FR 2024 (Pa. Commonwealth Ct.)

These are corporate net income tax appeals concerning the sourcing of advertising receipts originally based on location of target audience but later sourced based on location of customers paying for advertising services. This is contrary to existing Department of Revenue policy. The taxpayer is seeking to reopen closed tax periods to revalue its net operating losses. This lawsuit could result in a potential refund to the taxpayer in excess of $67 million. Briefing and argument has not yet been scheduled by the court. A settlement proposal has been submitted by the taxpayer for the earlier dockets. This proposal is under review.

Apple, Inc. v. Commonwealth of Pennsylvania, Nos. 92, 93, and 276-287 FR 2022 (Pa. Commonwealth Ct.)

These corporate net income tax and franchise tax reassessment appeals involve over $25 million. They concern the apportionment fraction and sourcing of receipts from the sale of digital goods and advertising revenue. The taxpayer treated both types of receipts as income from the sale of intangibles and sourced the according to costs of performance rules. The Department of Revenue treated each as the sale of service income and sourced the receipts under those rules. The taxpayer maintains that they should both be treated as sales of intangibles and sourced accordingly. The taxpayer has not yet submitted a settlement proposal or stipulation of facts.

Mastercard International, Inc. v. Commonwealth, Nos. 665-672 FR 2018; 819-823 FR 2019; and 227-228 FR 2023 (Pa. Commonwealth Ct.)

These corporate net income tax appeals concern the sourcing of sales receipts based on location of where the benefit of the services was received versus location of where the services are delivered. The taxpayer claims that its services are not delivered to cardholders or merchants but are instead delivered to banks and other third parties that participate in the Mastercard network. The parties are currently in settlement negotiations. The Department of Revenue estimates that these appeals involve at least $34 million.

Nestle Purina PetCare Co. v. Commonwealth of Pennsylvania, Nos. 363-365 FR 2020 (Pa. Commonwealth Ct.)

These corporate net income tax appeals involve almost $13 million. The taxpayer argues that its sales for purposes of determining the sales factor numerator were overstated because the computation was done based on initial shipping destination rather than on the location of the sale to the customer. The taxpayer requests a refund based on reduction of the sales factor numerator because the reported numerator allegedly included receipts from sales with an ultimate destination outside Pennsylvania.

UPS Worldwide Forwarding v. Commonwealth of Pennsylvania, Nos. 199, 203, and 205 FR 2021 (Pa. Commonwealth Ct.)

In these corporate net income tax appeals, the taxpayer claims the right to use the transportation company apportionment for its logistics company. The taxpayer contends that the airline apportionment is appropriate methodology for its computations, and that the taxpayer has only nominal apportionment in Pennsylvania. The parties are involved in settlement negotiations. The Commonwealth addressed this issue as to other open tax years via legislation, and these appeals covers the remaining years that were not addressed through legislation. The Department of Revenue estimates that $18 million is at issue.

Visa USA v. Commonwealth of Pennsylvania, Nos. 330-332 FR 2022; 844-845 FR 2018; 608-609 FR 2019; and 198 FR 2023 (Pa. Commonwealth Ct.)

This corporate net income tax appeal has substantially similar facts and legal argument as set forth in Mastercard matter discussed above. The Department of Revenue estimates that the amount at issue exceeds $19 million.

Verizon Wireless, et al. v. Commonwealth of Pennsylvania, Nos. 600-603 FR 2019; 137-166 FR 2022; 628- 637 FR 2022; 61-63 FR 2023 (Pa. Commonwealth Ct.)

These 41 gross receipts tax refund and reassessment appeals involve nearly $250 million. The appeals primarily deal with receipts from the sale of roaming (Internet), roaming (voice/text), prepaid phone charges (non-Internet access), which accounts for over 97% of the tax at issue. The parties are in active settlement discussions.

XXVI Holdings Inc. (Google) v. Commonwealth of Pennsylvania, Nos. 108-110 FR 2024 (Pa. Commonwealth Ct.)

In these corporate net income tax appeals, the taxpayer contends that taxes regarding its sourcing of advertising revenue receipts should be sourced to Pennsylvania solely based on Pennsylvania population figures. A collateral Department of Revenue audit of Google suggests most of the revenue in question should be sourced to Pennsylvania. The taxpayer filed petitions for review with the Commonwealth Court in March 2024, but the litigation has not yet been scheduled for status conference. The Department of Revenue estimates that over $39 million is at issue in this matter.

Alcatel-Lucent USA, Inc. v. Commonwealth of Pennsylvania, No. 8 MAP 2023 (Pa. Supreme Ct.)

Following the decision in Nextel Communications of the Mid-Atlantic, Inc. v. Commonwealth, the Department of Revenue issued Corporation Tax Bulletins 2017-10 and 2018-02 (the “Bulletins”) to announce that the flat-dollar cap on the NOL deduction would no longer be available for tax years beginning in 2017 and thereafter. Alcatel-Lucent challenges those Bulletins and argues that the Department of Revenue has violated the uniformity, equal protection, due process, and remedies clauses in its failure to retroactively apply Nextel and assess taxpayers who took the flat-dollar net loss deduction beginning with the 2014 tax year. On September 13, 2021, a unanimous Commonwealth Court panel held that Nextel applied prospectively and denied the request for a retroactive refund. On June 22, 2022, the matter was argued on exceptions before the Commonwealth Court sitting en banc. On April 6, 2023, the Commonwealth Court granted taxpayer’s exceptions to allow for retroactive relief in accordance with the decision in General Motors Corporation v. Commonwealth. The matter was appealed to the Pennsylvania Supreme Court. Applying Nextel retroactively could result in tax refunds of approximately $150 million for the 2014 – 2016 tax years and tax refunds of approximately $208 million for the 2007 – 2013 tax years. The parties argued this matter before the Pennsylvania Supreme Court in March 2024 and are awaiting a decision from the Court.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of Pennsylvania, No. 235 MD 2024 (Pa. Commonwealth Ct.)

The petition for review seeks, among other things, an accounting of all monies derived from public natural resources under the DCNR’s management and a repayment of all such monies into the DCNR that are found to have been spent inconsistent with Pa. Const. Art. I, Sec. 27 trust purposes. The petition specifically seeks review of monies derived from oil and gas, timber harvesting, licenses for right-of-way, camp leases. The petition notes the $383 million found by the Supreme Court to be spent inconsistent with trust purposes and needing to be paid back in the PEDF II and IV decisions. The petition specifically requests a finding that $1.7 billion was spent inconsistent with Section 27 and needs to be paid back, in addition to any other amounts found through an accounting. The Commonwealth has filed preliminary objections in the nature of a demurrer in July 2024. In response, Petitioner has filed a request for a preliminary injunction ordering the Trustee to refrain from spending any appropriations from the Oil and Gas Lease Fund pending the Court’s review of the past spending.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of Pennsylvania, No. 253 MD 2021 (Pa. Commonwealth Ct.)

In its fourth related petition concerning the use of the Oil and Gas Lease Funds, PEDF seeks to compel the State Treasurer to provide an accounting of all Oil and Gas Lease money from 2009-10 through present; pay approximately $383 million into the Oil and Gas Lease Fund to correct for prior transfers to the General Fund; pay approximately $800 million, without appropriation, into the Oil and Gas Lease Fund to redress amounts taken for DCNR’s general budgetary needs; and pay approximately $200 million, without appropriation, into the Oil and Gas Fund money to redress appropriations made to the Marcellus Legacy Fund. On September 8, 2021, the Court granted the parties’ joint application to stay the case pending the Supreme Court’s disposition of 65 MAP 2020. Although 65 MAP 2020 has been resolved, the parties have not yet moved to lift the stay and the case remains active.

Amir Mohammadi v. Slippery Rock University, et al., No. 22-cv-01684 (U.S.D.C., W.D. Pa.)

Former University Vice President claims a violation of the Pennsylvania Whistleblower Law based upon his termination from service at Slippery Rock University in April 2022. Plaintiff alleges that his termination was directly related to good faith reports of alleged waste and wrongdoing regarding the University’s engineering program and financial reports. Plaintiff also asserts that his termination is a breach of the terms of a prior settlement agreement with the University, and that then-University President took steps to prevent implementation of the terms of the settlement agreement. If successful, total damages may exceed $1 million based upon Plaintiff’s salary at the time of his termination and attorneys’ fees.

Abbey Zink v. Pennsylvania State System of Higher Education, et al., No. 22-cv-01170 (U.S.D.C., W.D. Pa.)

Plaintiff, a former Vice President at Slippery Rock University (SRU), filed a Complaint asserting retaliation, discrimination, and substantive and procedural due process violations as a result of her termination from SRU in April 2022. Plaintiff alleges her termination was motivated by retaliatory and discriminatory animus and was directly related to actions she took in reporting alleged improper actions by the University President in managing the implementation of several programs at the University and in reporting the University’s financial status. Plaintiff’s third Amended Complaint also includes an associational discrimination claim based on her working relationship with Amir Mohammadi, another University Vice President who was also terminated in April 2022. The State System of Higher Education has retained outside counsel to represent the System and the university. If successful, total damages may exceed $1 million based upon Plaintiff’s salary at the time of her termination and attorneys’ fees.

Borough of West Chester v. State System of Higher Educ. and West Chester University, No. 9 MAP 2023 (Pa. Supreme Ct.)

This litigation concerns the stream protection fee imposed by the Borough of West Chester (Borough) on West Chester University of Pennsylvania (WCU) several years ago. When the University refused to pay the fee in 2018, the Borough brought this action in Commonwealth Court seeking a declaration that the fee was lawful. In January 2023, the Court, sitting en banc, issued a unanimous decision granting WCU’s Application for Summary Relief, holding that the Borough had no legal authority to impose its stormwater management fee on WCU because legally that fee constitutes a tax. Notably, the Court held that “…the Stormwater Charge constitutes a general tax, as opposed to a special assessment, because the work funded thereby does not benefit individual properties, but rather, yields a common benefit shared by residents of the Borough generally.” And because “[t]ax immunity extends to every ‘arm, agency, subdivision, or municipality of the Commonwealth’…Respondents are immune from payment.” The Borough appealed this decision to the Pennsylvania State Supreme Court. The appeal has been fully briefed and oral argument was held on September 11, 2024. This case has the potential to impact the stormwater “fees” imposed on many different Commonwealth agencies by numerous municipalities across Pennsylvania.

West Chester University v. Boro Construction, No. 4259 (Pa. Board of Claims)

West Chester University (WCU) had numerous ongoing issues with timeliness and quality of work by Boro Construction, the general contractor on the Science and Engineering Center and the Commons (SECC) building project, which has become a hub for student and academic activity on the campus. Three years ago, the Pennsylvania State System of Higher Education engaged outside counsel to support the university. The project is now complete, including a full assessment of all the claims by outside counsel, our scheduling expert, and a design professional. WCU’s dispute with Boro Construction is now pending in two forums: (1) WCU’s claims (seeking more than $5 million in liquidated damages from Boro) are pending in the Commonwealth’s Board of Claims (BOC), and Boro’s claims for delay damages (over $2 million) are pending in the Board of Claims as well; and (2) WCU’s claims against Boro for amounts paid directly to subcontractors (over $1 million) is pending in arbitration (because the BOC did not allow them to be adjudicated at the Board). The BOC matters are now in discovery. Outside construction counsel continues to manage all these matters for the University, with University Legal Counsel providing support and coordination with university officials.

Anglemeyer, et al. v. Ammons, et al., No. 19-cv-03714 (U.S.D.C., E.D. Pa.)

This is a section 1983 excessive force lawsuit brought by four of nine residents of a home that was searched by the Pennsylvania State Police’s (“PSP”) Special Emergency Response Team pursuant to a search warrant. The plaintiffs assert that they were subjected to excessive force resulting in injury. There were 19 PSP defendants as of October 16, 2024. The Commonwealth’s motion for summary judgment was granted and the ruling has been appealed. The parties argued this case to the U.S. Third Circuit Court of Appeals in September 2023, and the Court of Appeals thereafter remanded this lawsuit back to the federal district court. A trial is scheduled for January 13, 2025. The Commonwealth estimates that the Commonwealth’s exposure could exceed $1 million if a decision is delivered in favor of the plaintiffs.

Greenwood Gaming and Entertainment, Inc., et al. v. Department of Revenue, et al., No. 76 MAP 2021 (Pa. Commonwealth Ct.)

A group of Pennsylvania casinos challenge the Pennsylvania Lottery’s internet instant games alleging they simulate interactive casino-style games in violation of Act 42 of 2017, which amended the Pennsylvania Race Horse Development and Gaming Act. Petitioners seek to either shut down the entire iLottery system or strip the games of certain features. If the Court grants the relief sought it could potentially result in the loss of significant revenue to the Lottery, which over time could be in the millions of dollars. Following a bench trial in October 2020, judgment was entered in favor of the Department of Revenue. On appeal, Commonwealth Court determined iLottery program was not in violation of the Gaming Act. A motion for Post-Trial Relief was denied and the matter was appealed to the Supreme Court. Oral argument was held in April 2023, and the Commonwealth awaits a decision. On December 19, 2023, the Pennsylvania Supreme Court issued a decision establishing a new subjective test under which iLottery games were to be analyzed and remanded the matter to the Commonwealth Court for further review. The matter was re-briefed and re-argued based on the existing Commonwealth Court record. We are still awaiting a final decision based upon the additional briefs filed in May 2024.

Lee v. Lamas, No. 19-cv-00241 (U.S.D.C., E.D. Pa.)

Plaintiff brings a putative collective action under the Fair Labor Standards Act and class action under the Pennsylvania Minimum Wage Law alleging that Corrections Officer Trainees and Corrections Officer 1s at SCI-Chester prison were not paid for post-shift work. Specifically, Plaintiff avers that he was forced to wait at his post at the end of a shift change for the next shift’s officer to arrive, and he was not paid for this time. The Court recently granted the Commonwealth’s motion for summary judgment, and plaintiff has filed a notice of appeal, which is now docketed with the Third Circuit, No. 24-2414. A brief for the appellant (plaintiff) is due September 23, 2024.

Brown v. Wilson, No. 20-cv-00985 (U.S.D.C., W.D.Pa.)

After investigation by Pennsylvania State Police, Plaintiff was arrested, charged and adjudicated delinquent in the murder of his stepmother when he was eleven years old. On appeal, the Superior Court affirmed the adjudication, but the Supreme Court concluded there was insufficient evidence to support his adjudication of delinquency beyond a reasonable doubt for the offenses charged. Consequently, Plaintiff was released after spending nearly 10 years in custody. Trial is currently scheduled for December 2024. Settlement negotiations are currently in progress. Given the nature of the litigation, the Commonwealth’s estimated exposure could exceed $1 million.

Roberts, et al., v. State Employees’ Retirement Board, No. 339 MD 2022 (Pa. Commonwealth Ct.)

This is an original jurisdiction Commonwealth Court action filed by eight judges. Respondents are the State Employees’ Retirement Board as an entity, and each of the individual Board members. Petitioners took office on or after January 1, 2019, and are subject to the benefit and contribution provisions of the Act of June 12, 2017, P.L. 11, No. 5 (“Act-5”). Act 5 established the new retirement benefit tiers for most new State employees, including judges. These new tiers are the Class A-5 and Class A-6 hybrid defined benefit/defined contribution plans and the straight defined contribution plan option. Petitioners allege that the new benefit tiers produce lower benefits than the old benefit tiers in violation of constitutional requirements for judicial pension benefits as interpreted and applied by prior Pennsylvania Supreme Court decisions. Petitioners filed an Application for Summary Relief, which was denied. They sought an immediate appeal to the Supreme Court of Pennsylvania. If the Petitioners are ultimately successful, it could have a significant effect on the Commonwealth’s budgeting and may require reallocation of funds, of an amount well over $1 million, towards the state employee retirement system. The Pennsylvania Supreme Court, on April 9, 2024, denied Petitioners’ request for an interlocutory appeal. The case remains pending before Commonwealth Court.

Hall v. Phelps, et al., No. 22-cv-00480 (U.S.D.C., M.D. Pa.)

This is a section 1983 excessive force and First Amendment retaliation lawsuit brought by the Estate of Christian Hall. PSP responded to several calls of a suicidal male who was standing at the edge of an overpass. The troopers worked for over two hours to deescalate the situation, but Mr. Hall drew his handgun, pointed it in the direction of troopers, and was shot by two of the troopers on scene. There are also First Amendment claims against the former Commissioner related to statements made by PSP following the shooting. Discovery was completed on July 31, 2024. PSP estimates that the Commonwealth’s exposure from this lawsuit may exceed $1 million.

Medical Marijuana Access & Patient Safety, Inc. v. Klinepeter, et al., No. 58 MD 2022 (Pa. Commonwealth Ct.)

Petitioners, a collection of medical marijuana organizations and patients, initiated an action seeking declaratory judgment, a temporary injunction, and other relief following the Department of Health’s request that medical marijuana grower-processors recall certain medical marijuana vaporization products. Pursuant to the Medical Marijuana Act (“Act”), the Department of Health (the “Department”) is required to approve or deny medical marijuana products. These products include a wide range of different devices that aid delivery of medical marijuana. One of the more popular medical marijuana delivery devices are vaporizers. Many grower-processors sell medical marijuana in a form designed to be inhaled using vaporization devices. In some cases, medical marijuana includes additives. Prior to approving vaporization products, the Department takes steps to ensure the products are safe for inhalation. To that end, the Department has relied on the Food and Drug Administration’s (“FDA”) list of approved additives to evaluate whether an additive in a vaporization product is safe for inhalation. Petitioners have challenged the Department’s “safe for inhalation” standard as an unpromulgated regulation. Additionally, Petitioners have argued that the Act only permits the Department to deny an additive if the product does not satisfy one of two listed “considerations” in the Act. In February 2022, the Department instructed grower/processors to recall vaporization products with unapproved additives. Petitioners sought a temporary injunction which was granted in June 2022 and which permitted some of the products to remain on the market. Following briefing and oral argument, on May 30, 2024, the Commonwealth Court granted a permanent injunction against the Department. The injunction permitted only those vaporization devices which were subject to the June 2022 temporary injunction back on the market. The court tacitly approved the Department’s authority generally by specifically stating the permanent injunction was issued solely for the “current” recalled products. The court concluded that “Petitioner is entitled to permanent injunctive relief, but only as to DOH’s current [recall]” because the recall itself was “unlawful because it is an unpromulgated de facto regulation.” The court could have expressly rejected the Department’s authority to approve or deny products but did not, and this is important because the lawsuit occurred prior to approval of the final form regulations which were amended to include new language. The final form regulations include additional language which would arguably permit the “approved for inhalation” standard. (See 28 Pa. Code § 1151a27(f)(iv)). This decision had a significant impact on policy and agency operations. The case is now closed.

Green Analytics N., LLC, et al. v. Pennsylvania Department of Health, No. 104 MD 2023 (Pa Commonwealth Ct.) and 76 MAP 2023 (Pa. Supreme Court)

Petitioners, a licensed medical marijuana laboratory and six medical marijuana grower/processors, initiated this case through the filing of a petition for review with Commonwealth Court on March 4, 2023. That petition challenged one provision of a broader regulation that regulates medical marijuana issued by the Department of Health earlier that day. That provision, known as the “two-lab requirement,” required medical marijuana grower-processors to contract with two separate laboratories to have their medical marijuana tested at two different stages of production. Simultaneous with the petition, petitioners filed a motion for an ex parte temporary restraining order preventing the Department from enforcing the two-lab requirement, which Commonwealth Court granted. The Department then agreed to refrain from enforcing the two-lab requirement during the pendency of this litigation. The parties then moved for summary relief, and argument was held before the en banc court on May 10, 2023. On June 29, 2023, a divided Commonwealth Court granted Petitioners’ application for summary judgment as to Count I of their petition, which alleged that the two-lab requirement exceeded the Department’s statutory authority under the Medical Marijuana Act (“the Act”). It simultaneously denied Respondent’s application for summary judgment. The court declared the two-lab requirement invalid and unenforceable, and entered judgment in Petitioners’ favor. The majority opinion, found that the two-lab requirement exceeded the Department’s authority because it conflicted with Section 704 of the Act, which states, in relevant part: “A grower/processor shall contract with one or more independent laboratories to test the medical marijuana produced by the grower/processor.” The matter is pending before the Pennsylvania Supreme Court. If a permanent injunction is issued, or if the Court determines the regulations are not supported by the Act, then the Department will be unable to ensure that two independent labs test all medical marijuana products. The parties argued the case to the Pennsylvania Supreme Court on September 10, 2024, and the Supreme Court took the case under advisement. This decision could have a significant impact on policy and agency operations.

Allegheny Reproductive Health Center v. Pennsylvania Department of Human Services, No. 26 MD 2019 (Pa. Commonwealth Ct.)

This case concerns an equal protection challenge by numerous providers of reproductive health care services throughout Pennsylvania to the prohibition of Medical Assistance coverage for abortion services under 18 Pa. Cons. Stat. §§ 3215(c), (j). Petitioners request that the Court declare the statute and regulations unconstitutional, that abortion is a fundamental right under the Pennsylvania Constitution, and that the Court enjoin enforcement of the Pennsylvania abortion coverage ban statute and implementing regulations. The Commonwealth filed preliminary objections and challenged the Petitioners’ standing. Separate applications to intervene were filed by members of the Pennsylvania Senate and the Pennsylvania House of Representatives and were ultimately granted. The Senate and House Intervenors also filed preliminary objections. On March 26, 2021, the Commonwealth Court issued an opinion sustaining the Preliminary Objections filed by the Department of Human Services (“DHS”), as well as Intervenors from the Senate and House of Representatives, and dismissing the Petition for Review. Petitioners appeal the Pennsylvania Supreme Court the Commonwealth Court’s order allowing intervention and the order that sustained preliminary objections. On January 29, 2024, the Supreme Court reversed the Commonwealth Court. The Supreme Court (1) held that the Petitioners had standing; (2) held that the Senate and House Intervenors did not have a right to intervene; (3) overruled the interpretation of the Equal Rights Amendment articulated in Fischer v. Department of Public Welfare, 502 A.2d 114 (Pa. 1985); (3) provided guidance on how courts should interpret the Equal Rights Amendment and the Equal Protection Clause; and, (4) remanded the matter to Commonwealth Court. On July 16, 2024, the DHS informed the Commonwealth Court that in light of the Supreme Court’s decision, DHS did not intend to defend the statute. Briefing on Petitioners’ application for summary relief is ongoing. This decision could have significant impact on policy and agency operations as well as a financial impact on the Commonwealth of at least $1 million.

R., et al. v. Pennsylvania Department of Human Services, No. 17-cv-02332 (U.S.D.C., M.D. Pa.)

This case concerns a class action filed by Disability Rights Pennsylvania, challenging the alleged failure to provide a full array of mental health services for dependent children with mental health needs. The Plaintiffs, on behalf of themselves and all children under the age of 21 who now or in the future are adjudicated dependent and have a diagnosed mental health disability, allege violations of Title XIX, the ADA, and Section 504 of the Rehabilitation Act, for failure to provide medically necessary Medical Assistance (“MA”)-funded behavioral health services with reasonable promptness; failure to provide child welfare services equal to those provided to children without mental health disabilities; and failure to provide services in-state in the most integrated setting appropriate to the needs of the Plaintiffs. The parties have been engaged in settlement discussions for a significant period of time. In view of the amount of discovery involved in this matter and the breadth of the settlement negotiations, costs could be significant. The parties are working to finalize the settlement terms.

Derrick v. Glen Mills School, Miller, Dallas, Utz, et al., No. 19-CV-01541 (U.S.D.C., E.D. Pa.)

This case concerns a putative class action filed by the Juvenile Law Center and the Education Law Center on behalf of former students at Glen Mills against three former Department of Human Services (“DHS”) and Pennsylvania Department of Education (“PDE”) Secretaries and a DHS Deputy Secretary in their individual capacities only, and Glen Mills executives. Plaintiffs allege DHS defendants violated their rights to be free from excessive and unreasonable use of force, to be protected from harm, and to receive adequate medical treatment. Plaintiffs claim the DHS defendants had an affirmative duty to protect them from harm and knew or should have known Glen Mills staff routinely used physical violence and excessive force against students. Plaintiffs’ settlement demand that DHS pay $16.6 million was not accepted. DHS and PDE successfully engaged in global settlement discussions with Plaintiffs, and the settlement agreement was executed by all parties.

Hamilton, et al. v. Pennsylvania Department of Human Services, No. 2024-CV-3681 (Dauphin County Court of Common Pleas)

Sixteen plaintiffs claim to be former minors in the care of the Department of Human Services (DHS) at DHS-operated Youth Development Centers (YDC). The plaintiffs allege that they were physically and sexually abused by YDC staff members from 2003 through 2018, that DHS was negligent in allowing a culture of sexual abuse to flourish, and that DHS failed to protect them despite DHS’ alleged knowledge of the abuse. To date, DHS has filed an answer to the plaintiffs’ complaint. On July 31, 2024, DHS was apprised of another, separate complaint (captioned L.R. et al. v. DHS; Dauphin Co.) filed by 20 new plaintiffs who also allege abuse at DHS facilities. The Commonwealth does not yet have an estimate of its potential liability, but given the allegations and the number of plaintiffs, it is possible that the Commonwealth’s exposure could equal or exceed $1 million if a final judgment or settlement is entered in favor of the plaintiffs.

Turton, Deceased, by U’Ren v. Southwestern Veterans’ Center (SWVC), No. GD-21-009829 (Allegheny County Court of Common Pleas)

In this negligence action, Plaintiff alleges the Southwestern Veteran’s Center (the “SWVC”) breached its duty to resident Turton by leaving drain cleaner accessible to Turton, who ingested the drain cleaner and died. Plaintiff demands $500,000 in damages. The plaintiff has stated an intention to challenge the constitutionality of the Commonwealth’s $250,000 statutory cap on damages in 42 Pa. C.S. § 8528. This matter is still in discovery.

Ronnie Johnson, et al., v. Little, et al., No. 22-1516 (U.S.D.C., W.D. Pa.)

Plaintiffs are a class of inmates who are or were incarcerated at SCI Fayette in the Security Threat Group Management Unit (“STGMU”). They are alleging that they suffer from serious mental illness and were confined in long-term segregation despite that diagnosis. They alleged they were living under horrific/harsh conditions, denied adequate mental health care, were mistreated and retaliated against. In May 2024, the parties engaged in an Early Neutral Evaluation (ENE), but the ENE did not progress into a mediation. The parties are now engaging in pre-class discovery.

Anthony Reid, et al. v. Wetzel, et al., No. 18-00176 (U.S.D.C., M.D. Pa.)

Plaintiffs make up a class action of current capital case inmates at Department of Corrections’ facilities. The department settled these cases settled and paid attorneys’ fees in the amount of $507,500, which exceeds the $250,000 cap set by the Commonwealth’s Employee Liability Self-Insurance Program. The settlement agreement led to an additional $240,000 in attorneys’ fees that were paid at the conclusion of the settlement in 2020. The department will continue to incur additional attorneys’ fees, monitoring fees, and mental health evaluation fees arising from the matter in excess of $1 million.

Fernando Nunez v. Wolf, et al., No. 15-1573 (U.S.D.C., M.D. Pa.) and No. 22-3076 (Third Cir. Ct. of Appeals)

Plaintiff sought three religious accommodations from the Department of Corrections (DOC): (1) conjugal visits; (2) private prayer with his family; and (3) circumcision. The Commonwealth prevailed before the United States District Court and the plaintiff appealed to the US Court of Appeals for the Third Circuit. The case has been fully briefed and oral argument occurred on November 1, 2023. Although the appellant will not receive significant financial compensation if he prevails, a decision against DOC could require DOC to spend significant funds to create a space for conjugal visits.

Estate of Dominic Ingle v. Wetzel, et al., No. 21-2019 (U.S.D.C., M.D. Pa.)

After arriving from a mental health commitment, Dominic Ingle committed suicide at SCI Camp Hill in December of 2019. Plaintiff’s counsel has demanded approximately $5 million in compensation and damages. Discovery is scheduled to conclude on October 17, 2024, with expert discovery is to be completed in February 2025.

Hammond, et al. v. DOC, et al., No. 24-922 (U.S.D.C., E.D. Pa.)

Plaintiffs seek to bring a class action lawsuit on behalf inmates with mental illness in the Department of Corrections’ Restricted Housing Unit (RHU) and Intensive Management Unit (IMU). The Court granted a request for a stay and the Court will consider a venue transfer. Based on the current definitions, this class action could exceed 15,000 plaintiffs and this case has the potential to substantially affect state government operations and policies. See also, Henderson and Walker.

Henderson, et al. v. Harry, et al., No. 24-2290 (U.S.D.C., E.D. Pa.)

Plaintiffs brought a purported class action lawsuit on behalf of inmates that have spent three years consecutively or cumulatively in the Department of Corrections’ Restricted Housing Unit (RHU) and Intensive Management Unit (IMU). The lawsuit seeks injunctive relief and monetary relief. The Court granted a request for a stay and the Court will consider a venue transfer. Based on the current definitions, this class action could exceed 800 plaintiffs and this case has the potential to substantially affect state government operations and policies. See also, Hammond and Walker.

Walker, et al. v. Harry, et al., No. 24-2295 (U.S.D.C., E.D. Pa.)

Plaintiffs brought a purported class action lawsuit on behalf of inmates that are on the RRL or IMU. This is a due process case that seeks both injunctive and compensatory damages. The Court granted a request for a stay and the Court will consider a venue transfer. Based on the current definitions, this class action could exceed 150 Plaintiffs and this case has the potential to substantially affect state government operations and policies. See also, Henderson and Hammond.

Williams v. Little, et al., No. 23-0037 (U.S.D.C., W.D. Pa.)

Plaintiff filed a preliminary injunction challenging the DOC’s new ceremonial meals policy, a policy commonly known as “the Little Policy” that affects religious meals. The Court granted Williams’s preliminary injunction and required the DOC to revert to the ceremonial meals policy that pre-dated the Little Policy. The DOC submitted a new policy pertaining to religious meals. Both parties filed for summary judgment. The Court granted, in part, and denied, in part, both motions. Notably, the Court granted a permanent injunction regarding the “Little Policy” as it applies to SCI Albion. As to the new policy, the remaining question to be resolved at a bench trial, are whether Williams has a sincerely held religious belief that halal meat consumed at the Eid feasts must be fresh and if so, whether the Shelf Stable Policy burdens such a belief and is the least restrictive means in addressing a compelling DOC interest. DOC will already need to pay attorneys’ fees relating to Williams prevailing on the former policy. The larger cost is if the Court finds that the DOC must provide freshly slaughtered halal meat that is prepared in a Halal kitchen. The DOC does not have a halal or kosher kitchen. It will cost the DOC millions of dollars to construct kitchens that are kosher and/or halal appropriate.

Keefer, et al. v. Joseph R. Biden, et al., No. 24-cv-1716 (Third Cir. Ct. of Appeals)

On January 25, 2024, a group of Pennsylvania legislators sued President Biden, Governor Shapiro, Pennsylvania Secretary of State Schmidt, and Deputy Secretary Marks claiming violations of the Electors Clause and Elections Clause of the U.S. Constitution, as well as the Pennsylvania Constitution, by excluding Plaintiffs from the law-making process regulating federal elections for President and Congress. Plaintiffs assert that Defendants repeatedly violate both clauses by “usurping the rights of the state legislators by changing Pennsylvania election laws, through inter alia, Executive Order 14019, which requires federal agencies to develop plans to increase voter registration (against President Biden only); the implementation of an opt-out process (instead of opt-in) for voter registration at PennDOT; and, the Department’s 2018 Directive Concerning Help America Vote Act-Matching directive. The State Executive Branch Defendants filed a response to the preliminary injunction motion and a Motion to Dismiss the Complaint. On March 26, 2024, the District Court granted the motions to dismiss, denied Plaintiffs’ motion for a preliminary injunction, and dismissed the case. The Court ruled that Plaintiffs lacked standing, both as individual legislators and candidates and in any other capacity to pursue their claims. Plaintiffs filed a Notice of Appeal with the Third Circuit on April 18, 2024, and also filed a Petition for Writ of Certiorari Before Judgement with the U.S. Supreme Court. The appeal has been fully briefed.

Pennsylvania State Conference of the NAACP, et al. v. Schmidt, et al., No. 22-cv-339 (U.S.D.C., W.D. Pa.)

On November 4, 2022, the American Civil Liberties Union, on behalf of various public interest groups including the NAACP and the League of Women Voters filed suit in federal court for the Western District of Pennsylvania, No. 1:22-cv-339, against the Secretary of the Commonwealth and all 67 County Board of Elections claiming that the refusal to count ballots enclosed in outer envelopes that are undated or wrongly dated mail-in and absentee ballots violates the materiality provision of the Civil Rights Act. The suit outlines the history of litigation in Pennsylvania state and federal courts on this issue. Plaintiffs assert one count that such refusal is a violation of the materiality provision of the Civil Rights Act and seek a declaration and injunctive relief. On November 21, 2023, the District Court held that excluding undated ballots violates the materiality provisions of the Civil Rights Act. A notice of appeal was filed with the Third Circuit and a three-judge panel of Circuit judges reversed the District Court decision concluding that the materiality provision applies only with respect to the voter qualification process during registration. The Third Circuit rejected the argument that the right to vote encompasses the right to have an undated or wrongly dated ballot count. Judge Shwartz issued a dissent arguing against this narrow reading of the materiality provision. The case was remanded back to District Court for the remaining claims. Plaintiffs then obtained leave to file an amended complaint adding a claim that the refusal to count timely-received ballots violates the First Amendment by imposing an undue burden on the right to vote. The RNC and York, Lancaster and Berks counties filed motions for summary judgment. While briefing is now complete, the parties have asked for a stay in the proceeding pending the outcome of Black Political Empowerment Project v. Schmidt, No. 283 MD 2024 (Pa. Commonwealth Ct.).

Voter Reference Foundation, LLC v. Schmidt, No. 24-cv-00294 (U.S.D.C., M.D. Pa)

On February 19, 2024, Voter Reference sued Pennsylvania Secretary of State Schmidt under the National Voter Registration Act (NVRA) in connection with the Secretary’s enforcement of a regulation that conditions the provision of the full voter export to a requestor on the requirement that the requester will not publish the list (containing personal information of every registered PA voter) on the internet. Voter Reference has asserted a six-count Complaint claiming: (1) the internet ban is preempted by the NVRA; (2) violation of the NVRA based on March 2022 denial; (3) violation of the NVRA based on November 2023 denial, (4) violation of Section 1983 claiming the Secretary’s action results in a ban on core political speech; (5) violation of Section 1983 claiming the ban is overbroad; and (6) action for declaratory judgment. The Secretary filed a motion to dismiss which is pending before the federal district court. Although the motion is pending, the parties are continuing with discovery.

United Sovereign Americans, Inc., et al. v. Commonwealth of Pennsylvania, et al., No. 24-cv-1003 (U.S.D.C., M.D. Pa.)

On June 18, 2024, United Sovereign Americans and three individuals filed a petition for relief in the form of a writ of mandamus against Pennsylvania Secretary of State Schmidt, the Pennsylvania Department of State, the Pennsylvania Office of Attorney General, and the U.S. Attorney General. The petition alleges that Commonwealth officials failed to ensure that safeguards were in place to ensure election integrity in 2022, citing error rates that exceeded the maximum error rate allowed by § 21083 of the Help America Vote Act (HAVA) and the voting system standards issued by the Federal Election Commission (FEC). Petitioners request the court issue a writ of mandamus requiring compliance with state and federal election law, ensuring reliable results within the margin of error allowed for subsequent elections. The Secretary filed a motion to dismiss which is pending with the federal district court.

Omar Almusa, M.D. v. State Board of Medicine, No. 25 MAP 2024 (Pa. Supreme Ct.)

On April 3, 2024, the Pennsylvania Supreme Court granted the petition for allowance of appeal filed by Dr. Omar Almusa of the order of the Commonwealth Court issued on July 13, 2023 that affirmed an order of the State Board of Medicine which denied reinstatement of Dr. Almusa’s license to practice medicine and surgery. Dr. Almusa’s license was automatically suspended in 2019 for 10 years following his felony conviction under the Pennsylvania Drug Act. The Commonwealth Court held that the plain language of sections 40(b) and 43(b) of the Medical Practice Act required the Board to impose a 10-year automatic suspension of his license in 2019, and that the enactment of Act 53 in 2020 does not change the Court’s interpretation of the relationship between sections 40(b) and 43(b) of the Act. The Court also held that Section 3113(f) of Act 53 may not be applied retroactively to Dr. Almusa’s suspension in the absence of the Legislature’s expression of its clear and manifest intent to do so. This matter has been briefed and oral argument is scheduled for October 2024.

Clymer v. Schmidt, No. 376 M.D. 2024 (Pa. Commonwealth Ct.) and No. 67 MAP 2024 (Pa. Supreme Ct.)

This case arises because the Constitution Party submitted nomination papers for the 2024 general election that purported to nominate candidates for President, Vice President, and presidential electors, but failed to submit an affidavit from each presidential elector being nominated. The Department of State therefore rejected the Constitution Party’s nominations as to the offices of President, Vice President, and presidential elector. The Constitution Party filed a mandamus action against Pennsylvania Secretary of State Schmidt in Commonwealth Court. The parties filed cross-applications for summary relief. Commonwealth Court granted Respondent’s application and Petitioner filed a notice of appeal to the Supreme Court of Pennsylvania. The matter has been submitted on briefs.

Williams v. Pennsylvania Department of State, No. 394 M.D. 2024 (Pa. Commonwealth Ct.) and No. 25 WAP 2024 (Pa. Supreme Ct.)

This case arises because a political body known as Justice for All submitted nomination papers for the 2024 general election that purported to nominate candidates for President, Vice President, and presidential electors, but failed to submit an affidavit from each presidential elector being nominated. The Department of State therefore rejected Justice for All’s nomination papers. Petitioners — one of the individuals identified as a presidential elector in Justice for All’s paperwork, along with two others who wish to serve as replacement electors — filed an action in Commonwealth Court seeking to compel the Department to accept Justice for All’s nomination papers. The parties filed cross-applications for summary relief. Commonwealth Court granted Respondent’s application and Petitioner filed a notice of appeal to the Supreme Court of Pennsylvania. The matter has been submitted on briefs.

Black Political Empowerment Project, et al. v. Schmidt, et al., No. 283 MD 2024 (Pa. Commonwealth Ct.) and No. 68 MAP 2024 (Pa. Supreme Ct.)

On May 28, 2024, a group of voting rights organizations, including the Black Political Empowerment Project, POWER Interfaith, and the League of Women Voters of Pennsylvania filed suit in the Commonwealth Court of Pennsylvania against the Secretary of the Commonwealth and the Philadelphia and Allegheny County Board of Elections claiming the refusal to count mail-in or absentee ballots with an incorrect or missing date on the return envelope violates the Free and Equal Elections Clause of the Pennsylvania Constitution. The suit refers to previous litigation demonstrating that the handwritten date on the return envelope does not serve a purpose in determining whether a ballot was received in a timely manner. Petitioners assert two claims that the refusal to count these ballots violates the Free and Equal Elections Clause by disenfranchising eligible voters and seek a declaration and injunctive relief. Cross-applications for summary relief were filed on July 8, 2024, and oral argument took place on August 1, 2024. Commonwealth Court granted Petitioners’ application and the Intervener (RNC) filed a notice of appeal to the Supreme Court of Pennsylvania. The matter has been submitted on briefs.

Astou Diop, Tanyita Henry and Awa Gaye v. State Board of Cosmetology, No. 363 MD 2020 (Pa. Commonwealth Ct.)

Petitioners challenge licensure requirements for natural hair braiders as a violation of their right to pursue their chosen occupation under Article 1, Section 1 of the Pennsylvania Constitution. They also claim a violation of equal protection as cosmetologists are authorized to perform natural hair braiding but are not required to undergo natural hair braiding training. They seek a declaratory judgment that the regulatory scheme for natural hair braiding licensure violates substantive due process. They also seek an order enjoining the Board from enforcing the hair braiding licensure provisions against the petitioners or anyone else. On March 3, 2022, the Commonwealth Court ruled that the requirement in the Cosmetology Law requiring a natural hair braider license is not facially unconstitutional and does not violate the Equal Protection clause because licensed cosmetologists and unlicensed natural hair braiders are not similarly situated. However, the court determined that the “as applied” substantive due process claims of Diop and Gaye as experienced natural hair braiders operating their businesses for profit would go forward. On June 7, 2024, the Court issued an order denying the Motion for Summary Judgment and the Cross-Application for Summary Relief, holding that there are disputed material facts precluding such relief. Trial is scheduled for November 2024 but the matter may be moot if the General Assembly passes House Bill 1820 which would eliminate the natural hair braider license.

Heath Gray v. Pennsylvania Dept. of State, No. 442 MD 2023 (Pa. Commonwealth Ct.)

On September 25, 2023, Petitioner filed a Petition for Review claiming that he, as an incarcerated felon, is being unconstitutionally deprived of his right to vote. He requested a voter registration form from prison staff at SCI-Greene and prison staff denied that request based on DOS guidance regarding prisoners with felony convictions. Petitioner seeks an order that DOS be required to facilitate the right of suffrage for confined felons. The Department filed preliminary objections on October 27, 2023, which are pending before the Court.

County of Fulton, et al. v. Secretary of the Commonwealth, Nos. 277 MD 2021 (Pa. Commonwealth Ct.) and 56 MAP 2024 (Pa. Supreme Ct.)

On August 18, 2021, Fulton County sued the Secretary of the Commonwealth over the decision to decertify certain of Fulton County’s voting system components which were turned over to third parties as part of an “audit.” Both parties filed applications for summary relief which are currently pending before Commonwealth Court. There was also an interlocutory appeal of an order before the Pennsylvania Supreme Court, No. 3 MAP 2022, on the Secretary’s emergency application related to spoilation of evidence. The Pennsylvania Supreme Court issued an opinion holding Fulton County in contempt and granting nearly all relief sought in the sanctions application. The Pennsylvania Supreme Court ordered Fulton County to pay all of the Secretary’s costs and fees from December 17, 2021, and ordered the voting systems to be impounded and kept by a third party at the county’s expense. On June 11, 2024, the Commonwealth Court granted Intervenor Dominion Voting Systems, Inc.’s Application for Renewal of the Special Master’s Injunction Order and enjoined the Petitioners and their counsel from disseminating or allowing third parties to access certain evidence and information. On July 19, 2024, Petitioners filed an appeal with the Pennsylvania Supreme Court, which remains pending.

P.G.S. v. Hendricks, et al., No. 390 M.D. 2024 (Pa. Commonwealth Ct.)

On March 18, 2019, three members of the State Board of Nursing’s Probable Cause Screening Committee, Suzanne Hendricks, Linda Kerns, and Sherri Luchs, were served with a Praecipe for Writ of Summons. On June 28, 2021, the complaint was finally filed, alleging a violation of procedural due process under the United States Constitution and under the Pennsylvania Constitution, a violation of substantive due process under the United States Constitution and under the Pennsylvania Constitution, a violation of Pamela Stauffer’s right to privacy under the Pennsylvania Constitution and a violation of Pamela Stauffer’s right to privacy under the United States Constitution. Stauffer is challenging the Mental/Physical Evaluation process of the State Board of Nursing arguing that the process violates the Court’s holding in a decision known as Lencovich, because she was compelled to attend the mental/physical examination without an opportunity to challenge the order compelling prior to attending, and she was not provided adequate notice that she would be afforded a hearing prior to suspending her license. On March 1, 2024, the Dauphin County Court of Common Pleas (Judge Andrew H. Dowling Jr.) issued a memorandum opinion granting PGS’s motion for summary judgment and denied the Defendants’ cross motion for summary judgment. The Court held that the board failed to provide PGS with due process before requiring her to submit to a mental and physical examination. The Court also held that the members of the Probable Cause Screening Committee are not entitled to quasi-judicial immunity because of the lack of procedural safeguards before the Order to Compel was entered. The Court also held that they are not entitled to qualified immunity because they are presumed to know the dictates of the statute under which they derived their authority to issue orders compelling licensees to undergo mental and physical examinations, and they violated PGS’ rights under that statute. The Office of Attorney General filed a notice of appeal with Commonwealth Court on behalf of the members of the Probable Cause Screening Committee arguing that an order denying qualified immunity or quasi-judicial immunity is immediately appealable under the collateral order doctrine. The opening brief is due October 30, 2024.

Zimmerman, et al. v. Schmidt, et al, No. 33 M.D. 2024 (Pa. Commonwealth Ct.) and No. 63 MAP 2024 (Pa. Supreme Ct.)

On January 30, 2024, Petitioners David Zimmerman and Kathy Rapp, members of the Pennsylvania House of Representatives, filed a Petition for Review in the Commonwealth Court against the Pennsylvania Secretary of State and all 67 county boards of election claiming that the statutory revision within Act 77 of 2019 that requires absentee ballots to be delivered and canvassed centrally at county boards of elections (previously they were distributed to local election districts) violates Article VII, Section 14 of the Pa. Constitution which requires the General Assembly to provide a means by which voters can cast absentee ballots and for the “return and canvass of their votes in the election district in which they respectively reside.” Cross-applications for summary relief have been filed. Commonwealth Court granted Respondent’s application and Petitioner filed a notice of appeal to the Supreme Court of Pennsylvania. The matter has been submitted on briefs.

PNAP v. Pennsylvania Department of State, No. 1450 CD 2023 (Pa. Commonwealth Ct.)

On December 12, 2023, PNAP filed a petition for review of a final order issued by the Pennsylvania Secretary of State on November 28, 2023that denied the bid protest filed by PNAP on October 26, 2023. PNAP is the former vendor for peer assistance monitoring for the State Board of Nursing, and it challenged the award of the new contract for these services to the Foundation of the PA Medical Society (PHP) after completion of the RFP process. The matter has been fully briefed to the Court.

Batuhan Dogrusoz v. PA Department of Labor and Industry, Unemployment Compensation Board of Review, No. 230 MD 2023 (Pa. Commonwealth Ct.)

Dogrusoz filed a complaint in mandamus to the Commonwealth Court requesting, among other things, an award for Pandemic Unemployment Assistance (PUA) benefits for a period of time not previously requested and an award of those benefits without an offset for any earnings. Though Commonwealth Court lacks original jurisdiction in this matter, and it is unlikely Dogrusoz will be successful, if the Court entertains petitioner’s arguments, it would significantly alter the method by which individuals submit claims for unemployment benefits. The Department of Labor and Industry filed preliminary objections on October 3, 2023 and filed its brief in April 2024. The parties are awaiting the court’s ruling. On September 9, 2024, Commonwealth Court held that Dogrusoz didn’t exhaust his administrative remedies and, thus, dismissed the action.

Ursinus College v. International Brotherhood of Electrical Workers, Local Union No. 98, 18 MAP 2023 (Pa. Supreme Court)

The primary issue in this matter is whether the Pennsylvania Prevailing Wage Act, 43 P.S. §§ 165-1- 165-17 (PWA), applies to a construction project at Ursinus College funded by issuance of municipal bonds to a private trustee. The Commonwealth Court held that because the project funding never touched “public coffers” the PWA did not apply. This decision could have significant implications on the application of the PWA as it could narrow the interpretation of “public work.” The Department of Labor & Industry intervened in the Commonwealth Court proceeding but did not file a brief in the Supreme Court proceeding. The briefing was completed on May 22, 2023, and the case was subsequently argued on September 14, 2023. On February 21, 2024, our Supreme Court affirmed Commonwealth Court and held that the PWA doesn’t apply to this project because the “economic realities” of the transaction revealed that the project was paid for out of private funds, which were generated by the Authority’s exercise of its statutory ability to issue bonds. The Authority didn’t hold or disburse those funds or the bond debt service payments at any point nor did the Authority bear any risk or liability with respect to repayment of the bonds. This case is now closed.

PSP NE, LLC v. Prevailing Wage Appeal Board, 38 MAP 2024 (Pa. Supreme Court)

The primary issue in this matter is whether the Pennsylvania Prevailing Wage Act, 43 P.S. §§ 165- 1-165-17 (PWA), applies to the construction of a new Pennsylvania State Police barracks in which a public entity bears the financial risk of construction pursuant to a long-term pre-development lease. The Commonwealth Court held that, because the construction costs were not provided by a public body, the risk of repayment was not borne by a public body, and the developer retained a reversionary interest in the property, a bona fide lease existed, rather than construction contract. Accordingly, the PWA did not apply. This decision could also have significant implications on the application of the PWA. On October 30, 2023, the Supreme Court issued an Order holding the Petition for Review filed by Bureau of Labor Law Compliance pending the outcome the Ursinus College case described above. On May 22, 2024, our Supreme Court granted the Department of Labor and Industry’s (L&I) ’petition for allowance of appeal as to the following issues: (1) is risk allocation the only consideration in determining whether a pre-construction lease is covered by the PWA; (2) how much risk must a developer bear to ensure that public funds to not in part pay for construction under Pennsylvania State Supreme Court (SCOPA) precedent such that a pre-construction lease does not ’implicate the PWA; and (3) under SCOPA precedent, what is the distinction between a grievant’s burden to prove a “facially legitimate lease” and the Bureau’s burden to prove “that the economic reality of the transaction is different from its appearance.” L&I filed its initial brief on July 31, 2024 and is awaiting the briefing from the appellee.

Federated Insurance Company v. Summit Pharmacy (Bureau of Workers’ Compensation Fee Review Hearing Office), No. 61 MAL 2024 (Pa. Commonwealth Ct.)

Section 306(f.1)(3)(vi)(A) of the Pennsylvania Workers’ Compensation Act, 77 P.S. § 531(3)(vi)(A), provides: “The reimbursement for drugs and professional pharmaceutical services shall be limited to one hundred ten per centum of the average wholesale price (AWP) of the product, calculated on a per unit basis, as of the date of dispensing.” Further, the Medical Cost Containment Regulations at 34 Pa. Code § 127.131 provide: “Pharmacists and insurers may reach agreements on which Nationally recognized schedule shall be used to define the AWP of prescription drugs. The Bureau [of Workers’ Compensation] in resolving payment disputes, may use any of the Nationally recognized schedules to determine the AWP of prescription drugs. The Bureau will provide information by an annual notice in the Pennsylvania Bulletin as to which of the Nationally recognized schedules it is using to determine the AWP of prescription drugs.” To this end, the Bureau’s Fee Review Section had been utilizing the “Red Book,” a privately published, electronic compendium of pharmaceutical and over-the-counter drug AWPs. However, in analyzing an appeal from a decision of a fee review hearing officer in which competing AWP schedules were presented for consideration, the Commonwealth Court determined that use of the Red Book was legally inconsistent with Section 306(f.1)(3)(vi)(A). The Court indicated that (1) AWP must be based on a schedule that reflects actual acquisition costs and (2) Red Book pricing is based on inflated manufacturer suggested retail pricing and therefore cannot be used to determine AWP. The Court directed the Bureau to designate another Nationally recognized schedule promptly that is based on actual acquisition costs. A Petition for Allowance of Appeal was filed by the pharmacy with the PA Supreme Court. The Commonwealth Court’s Order may have significant impact on the calculation of prescription drug reimbursement under the Workers’ Compensation Act. On August 27, 2024, the PA Supreme Court granted the Petition for Allowance of Appeal; however, it denied the request for a stay of Commonwealth Court’s order. Briefing will be scheduled and the matter decided by the Supreme Court.

Schmidt v. Schmidt, Kirifides and Rassias, PC, 32 MAP 2024 (Pa. Supreme Court)

Section 306(f.1) of the Pennsylvania Workers’ Compensation Act, 77 P.S. § 531, requires an employer “provide payment in accordance with this section for reasonable surgical and medical services… medicines and supplies.” In addition, Section 306(f.1) requires a “provider” to file periodic reports with an employer as a prerequisite for payment of medical expenses. The claimant in this case filed a Penalty Petition alleging that his employer failed to reimburse him for cannabinoid oil (CBD oil) he had purchased out-of-pocket from a specialty foods store. Following a WCJ’s granting of reimbursement and the Workers’ Compensation Appeal Board’s reversal, the Commonwealth Court determined, inter alia, that CBD oil is both a “medicine[]” and a “suppl[y]” under Section 306(f.1), and that the claimant is not a “provider” under Section 306(f.1) and is not subject to reporting requirements in seeking reimbursement for out-of-pocket payments for CBD oil. The case has been accepted for review by the Supreme Court on a threefold issue: (1) whether the terms “medical services” and “medicines and supplies” as used in Section 306(f.1) include CBD oil, specifically, as well as dietary supplements, generally, and products that may be purchased without a prescription from a healthcare provider; (2) do the Medical Cost Containment Regulations of the Act apply to CBD oil; and (3) does Section 306(f.1) require employers to reimburse claimants for out-of-pocket expenses for “medical services” and “medicines and supplies,” and if so, are claimants obligated to submit supporting documentation before they may receive such reimbursement? Expanding the definition of “medicines” and “supplies” under the Workers’ Compensation Act to encompass unprescribed dietary supplements and excluding claimants from reporting requirements for reimbursement of those purchases may have significant cost implications.

Reading Anthracite Company v. State Workers’ Insurance Fund, Board of Claims, No. 4247 (Pa. Department of Labor & Industry Workers’ Compensation Appeal Board)

On August 30, 2022, Reading Anthracite Company (RAC), a State Workers’ Insurance Fund (SWIF) insured, filed a Statement of Claim with the Board of Claims (BOC) seeking damages from SWIF totaling $1,379,244.60 plus attorney’s fees and interest based upon its assertion that SWIF is obligated under the terms of the policy of insurance that SWIF issued to RAC to reimburse it for the costs of defending and settling a civil suit filed in which it had been named as a defendant. SWIF refused to assume the defense or indemnification of RAC since SWIF’s Employers Liability Insurance only applies to injuries that arise out of and in the course of employment, and the Complaint in the third-party suit arising out of a fatal accident was devoid of any allegation that RAC employed the decedent. The issue of whether decedent was RAC’s employee when he was killed was separately litigated, and in June of 2024 Commonwealth Court affirmed the determination of the Workers’ Compensation Judge who held that decedent was not a RAC employee. The BOC litigation had been stayed pending that final determination, and the Commonwealth now expects the stay to be lifted.

Warren, et al v. Commonwealth, et al, No. 309 MD 2024 (Pa. Commonwealth Ct.)

In this original jurisdiction action, individuals who have been criminally charged and who rely on public defenders to provide them with legal representation have brought a putative class action against the Commonwealth, Governor Shapiro, Speaker of the Pennsylvania General Assembly McClinton, and Pennsylvania Senate President Pro Tempore Ward. The petitioners assert various state and federal constitutional claims based on the theory that Pennsylvania is not appropriating sufficient monies for indigent defense. The petitioners seek to compel Pennsylvania to spend as much as $100 million more on indigent defense. The Office of General Counsel is defending Governor Shapiro and filed his response to the petition for review on August 30, 2024. The Office of Attorney General is separately representing the Commonwealth and filed its response to the petition on July 15, 2024.

Allegrini v. Sobeck, et al., No. 24-cv-1139 (U.S.D.C. E.D. Pa.)

The Pennsylvania State Police responded to a report that civilian vehicles were blocking highway I-95 and racing on the highway. State troopers arrived at the scene and found more than 50 vehicles blocking the highway and racing. One of the troopers stopped Allegrini’s vehicle and removed three individuals from the vehicle. Allegrini was able to re-enter his vehicle. He drove it towards the state troopers and struck one of the troopers with the vehicle. Trooper Sobeck then fired his weapon, striking and killing Allegrini. The Commonwealth’s total exposure to this civil rights lawsuit could exceed $1 million.

Peoples v. Hooven, No. 23-cv-297, (U.S.D.C. W.D. Pa.)

This case was brought by the Estate of Matthew Chelgren who died after he crashed his vehicle into a tree while being pursued by two Pennsylvania State Police troopers. The parties reached a settlement agreement for $750,000 on September 9, 2024.

Phillips v. Powell, et al., No. 23-cv-00103, (U.S.D.C. W.D. Pa.)

The Pennsylvania State Police’s Special Emergency Response Team (SERT) responded to a mental health warrant issued in connection with a reportedly suicidal individual. SERT attempted to contact the individual to have him exit the residence. When the individual refused to leave the residence, SERT used a Rook vehicle to remove the residence’s main door. The individual then approached the open doorway and pointed a weapon at the operator of the Rook. Another trooper at the scene discharged his weapon, striking and killing the individual. The Commonwealth’s total exposure to this lawsuit could exceed $1 million.

Oleksandr Washington, Admin. of the Estate of Max Burakho v. Brown, et al., No. 23-cv-01632, (U.S.D.C. M.D. Pa.)

The Pennsylvania State Police were asked by a family member of an individual who had stopped taking his mental health medications to perform a welfare check on the individual. The individual was alleged to have been sending threatening or suicidal text messages. The family member advised the State Police that the individual had firearms in his residence. When the state troopers arrived at the individual’s residence to perform the welfare check, the individual exited the rear door of the residence carrying a firearm. Two state troopers discharged their weapons which resulted in the death of the individual. The Commonwealth’s exposure to this lawsuit could exceed $1 million.

Nathan Whisler, as Admin. of the Estate of Alicia Whisler v. Timothy O’Connor, et al. No. 24-cv-1368 (U.S.D.C., E.D. Pa.)

Alicia Whisler was killed when her vehicle was struck by another vehicle being pursued by PSP. Ms. Whisler’s 5-year old daughter was also in the vehicle when the incident occurred. The original complaint was filed in April 2024 and following an initial review it was determined that the risk of liability could exceed $1 million so attempts at early settlement were made. The parties came to an agreement in July 2024 to resolve these claims for $2.5 million. Because the settlement involves a minor the court has scheduled a hearing for September 24, 2024 to review and approve the final terms of the settlement.

Louis Gallo, as Admin. of the Estate of Anthony Gallo v. Weaver, et al., No. 19-cv-1260 (U.S.D.C., W.D. Pa.)

Trooper Weaver responded to a 911 call of an individual running around a trailer park threatening to stab people. After failing to respond to verbal commands to drop a knife, Anthony Gallo was fatally shot. A jury trial was held the week of May 20, 2024 resulting in a Plaintiff’s verdict. The jury awarded $3 million in damages to the decedent; $7 million in damages to the survivor; and $11 million in punitive damages against Weaver – for a total of $21 million. An award for attorney’s fees and costs is still pending. A post-trial motion is currently pending before the district court with the potential for an appeal to be filed following the disposition of the post-trial motion.

Jeffrey Krug v. Bloomsburg University, et al., No. 18-cv-1669 (U.S.D.C., M.D. Pa.)

Jeffrey Krug was a former professor at Bloomsburg University who claimed he was terminated in retaliation for, among other things, assisting the former President’s assistant with the filing of a discrimination complaint. A jury trial was held the week of August 12, 2024 resulting in a Plaintiff’s verdict. The jury awarded $1,008,549 in back pay; $775,589 in front pay, $1.5 million in compensatory damages, and $650,000 in punitive damages – for a total of $3,934,138. An award for attorney’s fees and costs is still pending. Post-trial motions are being drafted with the potential for an appeal to be filed following the disposition of the post-trial motion.

Citizens of Lehigh County, et al. v. Commonwealth of Pa., (Pa. Board of Claims No. 4267)

Lehigh County has presented a claim before the Board of Claims concerning its potential award of over $5.5 million dollars from the opioid settlement fund, claiming that a verbal agreement was reached between Governor Shapiro and the Lehigh County District Attorney to provide the county additional funds (i.e., $5.7 million) without the constraints of the settlement fund (meaning the monetary award can only be utilized to fund opioid-related matters and not go to legal fees as now demanded by Lehigh County). Preliminary objections have been filed by the Commonwealth and are currently pending.

Appendix F

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

F-1

Part C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011.

(2) Amended and Restated Designation of Series of Shares of Beneficial interests in the Registrant, effective as of April 22, 2020, and Amended and Restated Designation of Classes, effective as of June 24, 2021, and in each case incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 386 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 22, 2021 (“Post-Effective Amendment No. 386”).

(b)	The Registrant’s Bylaws, as amended and restated as of April 14, 2020, are incorporated herein by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 23, 2020.

(c)	Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset Ultra-Short Income Fund and Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC) dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2020 (“Post-Effective Amendment No. 376”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(3) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(4) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(5) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(6) Management Agreement between the Registrant, on behalf of Western Asset Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund and FTFA dated November 6, 2020, is incorporated herein by reference to Post-Effective Amendment No. 379 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2020 (“Post-Effective Amendment No. 379”).

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund and FTFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 25, 2020 (“Post-Effective Amendment No. 378”).

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(10) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(11) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(12) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Total Return Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund and FTFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(20) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(21) Subadvisory Agreement between FTFA and Western Asset Management Company, LLC (“WAM”), with respect to Western Asset Ultra-Short Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(22) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset California Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(23) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Corporate Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(24) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(27) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(28) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(29) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(30) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(31) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(32) Subadvisory Agreement between WAM and Western Asset Management Company Ltd. (“Western Japan”), with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(33) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(34) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund dated November 6, 2020 is incorporated herein by reference to Post-Effective Amendment No. 379.

(35) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(36) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(37) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Managed Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(38) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Massachusetts Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(39) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Mortgage Total Return Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(40) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Municipal High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(41) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset New Jersey Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(42) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(43) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Oregon Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(44) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(45) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(46) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(47) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(48) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(49) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(50) Letter Agreement dated May 13, 2022, by and between FTFA and WAM, is incorporated herein by reference to Post-Effective Amendment No. 392 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 23, 2022.

(e)	Distribution Agreement between the Registrant and Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Emerging Markets Debt Fund, Western Asset Global High Yield Bond Fund, Western Asset Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Mortgage Total Return Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration High Income Fund, Western Asset Short Duration Municipal Income Fund and Western Asset Short-Term Bond Fund dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(f)	(1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(2) Amendment to Custodian Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2022 (“Post-Effective Amendment No. 389”).

(3) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(4) Amendment to Fund Accounting Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389.

(h)	(1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post- Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Form of Transfer Agent and Shareholder Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 387 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2022.

(3) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 407 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2024 (“Post-Effective Amendment No. 407”).

(4) Form of Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 407.

(i)	(1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”) .

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Core Bond Fund (formerly, Legg Mason Western Asset Core Bond Fund), Western Asset Core Plus Bond Fund (formerly, Legg Mason Western Asset Core Plus Bond Fund), Western Asset High Income Fund (formely, Legg Mason Western Asset High Income Fund) and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund (formely, Legg Mason Western Asset Short-Term Bond Fund) and Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund) is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), Class IS shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(17) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(18) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(21) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(22) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post- Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class C2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 379.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund, and Western Asset Emerging Markets Debt Fund, dated as of July 21, 2020, is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 22, 2020.

(n)	Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007.

(o)	(1) Power of Attorney, dated January 3, 2025 is incorporated herein by reference to Post-Effective Amendment No. 409 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2025 (“Post-Effective Amendment No. 409”).

(2) Power of Attorney, dated January 3, 2025 is incorporated herein by reference to Post-Effective Amendment No. 409.

(3) Power of Attorney, dated January 3, 2025 is incorporated herein by reference to Post-Effective Amendment No. 409.

(p)	(1) Franklin Distributors, LLC Broker-Dealer Personal Trading Policy is incorporated herein by reference to Post-Effective Amendment No. 386.

(2) Code of Ethics of WAM, WAMCL, Western Singapore and certain supervised affiliates is incorporated herein by reference to Post-Effective Amendment No. 401.

(3) Code of Ethics of Western Japan dated October 27, 2021 is incorporated herein by reference to Post-Effective Amendment No. 389.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

(5) Franklin Templeton Personal Investments and Insider Trading Policy, dated March 4, 2024, is incorporated herein by reference to Post-Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 26, 2024.

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH XBRL	Taxonomy Extension Schema Document
101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document
101.DEF XBRL	Taxonomy Extension Definition Linkbase Document
101.LAB XBRL	Taxonomy Extension Labels Linkbase Document
101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or under Common Control with the Registrant

None

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Advisers

Franklin Templeton Fund Adviser, LLC (“FTFA”)

FTFA is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of FTFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of FTFA are listed in Schedules A and D of Form ADV filed by FTFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). FTFA is located at One Madison Avenue, New York, New York 10010.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Singapore is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Singapore have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Singapore are listed in Schedules A and D of Form ADV filed by Western Singapore pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-67298). Western Singapore is located at 1 George Street #23-01, Singapore, 049145.

Western Asset Management Company Ltd. (“Western Japan”)

Western Japan is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Item 32. Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

Franklin Alternative Strategies Funds
Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds
Franklin ETF Trust
Franklin Federal Tax-Free Income Fund
Franklin Fund Allocator Series
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Municipal Securities Trust
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton ETF Trust
Franklin Templeton Trust
Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Money Fund
Franklin Value Investors Trust
Institutional Fiduciary Trust
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds
George Putnam Balanced Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam ETF Trust
Putnam Focused International Equity Fund
Putnam Funds Trust
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam High Yield Fund
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Large Cap Value Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Mortgage Securities Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Sustainable Leaders Fund
Putnam Target Date Funds

Putnam Tax Exempt Income Fund
Putnam Tax-Free Income Trust
Putnam Variable Trust
Legg Mason ETF Investment Trust
Legg Mason Global Asset Management Trust
Legg Mason Partners Income Trust
Legg Mason Partners Institutional Trust
Legg Mason Partners Investment Trust
Legg Mason Partners Money Market Trust
Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Income Trust
Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – FRANKLIN DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT

Adam Spector 1735 Market Street, Suite 1800 Philadelphia, PA 19103	Chief Executive Officer	None

Jeffrey Masom 100 International Drive Baltimore, MD 21202	President	None

Kenneth Cieprisz One Madison Avenue New York, NY 10010	Vice President and Chief Compliance Officer	None

David Paterson 47 West 200 South, 2nd Floor Salt Lake City, UT 84101	Chief Financial Officer and Designated Financial Principal	None

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Income Trust

One Madison Avenue

New York, NY 10010

With respect to the Registrant’s Investment Advisers:

Franklin Templeton Fund Adviser, LLC

One Madison Avenue

New York, NY 10010

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A2EN

United Kingdom

Western Asset Management Company Ltd.

5-1 Marunouchi

1-Chome Chiyoda-Ku

Tokyo 100-6536

Japan

Western Asset Management Company Pte. Ltd.

1 George Street, #23-01

Singapore 049145

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

One Franklin Parkway

San Mateo, CA 94403-1906

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 25th day of July, 2025.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate-Term Municipals Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Pennsylvania Municipals Fund

By:	/s/ Jane E. Trust
Jane E. Trust

President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 25th day of July, 2025.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer and Treasurer

/s/ Robert Abeles, Jr.* Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Anita L. DeFrantz* Anita L. DeFrantz	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Ronald L. Olson* Ronald L. Olson	Trustee

/s/ Avedick B. Poladian* Avedick B. Poladian	Trustee

/s/ William E.B. Siart* William E.B. Siart	Trustee

/s/ Jaynie M. Studenmund* Jaynie M. Studenmund	Trustee

/s/ Peter J. Taylor* Peter J. Taylor	Trustee

/s/ Michael Larson* Michael Larson	Trustee

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(j) Consent of Independent Registered Public Accounting Firm

EX-101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document